UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04096

MFS MUNICIPAL SERIES TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue, Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

March 31, 2013

MFS® MUNICIPAL INCOME FUND

LMB-ANN

MFS® MUNICIPAL INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The first quarter of 2013 delivered strong returns to global equity investors, particularly those holding U.S. and Japanese stocks, while bond returns were flat overall. The U.S.

economy picked up steam, driven by the improving housing and job markets. U.S. economic data were broadly positive, with growth in manufacturing activity, durable goods orders and auto sales. However, consumer confidence wavered somewhat, a likely reflection of the impact of the payroll tax increase and uncertainty over the U.S. government’s across-the-board sequestration cuts.

The eurozone’s unemployment picture and overall economic activity steadily worsened. Cyprus, the latest debt-crisis hot spot, faces unique challenges, with its oversized banking sector’s unhealthy exposure to Greek debt. In addition, the hefty cost to large bank depositors could weaken confidence in the region’s financial stability. China’s economic activity rebounded after a mild slowdown in 2012. The Japanese government’s aggressive effort to stimulate its long-dormant economy by devaluing the yen lifted stock prices, exports and profits for struggling Japanese firms. The outlook for further economic growth and an extension of the U.S. bull market is highly dependent on how much damage is caused by the U.S. budget cuts, global growth prospects and the ebb and flow of global tail risk events. Most factors point to a continued slow and uneven global economic recovery.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We also remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

May 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue-Hospitals	14.6%
Universities-Colleges	8.3%
General Obligations-General Purpose	7.9%
Utilities-Municipal Owned	7.4%
Water & Sewer Utility Revenue	6.6%

Composition including fixed income credit quality (a)(i)
AAA	10.2%
AA	28.5%
A	29.5%
BBB	20.5%
BB	2.9%
B	3.2%
C	0.2%
Not Rated	2.1%
Cash & Other	2.9%

Portfolio facts (i)
Average Duration (d)	8.7
Average Effective Maturity (m)	16.9 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 3/31/13.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2013, Class A shares of the MFS Municipal Income Fund (“fund”) provided a total return of 6.88%, at net asset value. This compares with a return of 5.25% for the fund’s benchmark, the Barclays Municipal Bond Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

Within a couple of months, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the middle of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a greater degree of caution as the reporting period ended.

Over the reporting period, municipal bond yields generally followed the direction of U.S. Treasury yields. Yields on “AAA” rated (r) municipal bonds declined throughout the first half of the period, hitting multi-generational lows in late November/early December, before rising over the second half of the period, and ending the twelve month period modestly lower. At the same time, spreads between higher quality bonds and lower quality bonds continued to decline, with “BBB” rated municipal bonds outperforming “AAA” rated municipal bonds and non-investment grade/non-rated bonds outperforming “BBB” rated municipal bonds. This reflects the strong technical backdrop over the trailing twelve months with demand for municipals outstripping supply, and investors continuing their search for yield. Near the end of the period, a number of developments emerged that have the potential to shift the balance of supply and demand. Amongst the more notable were a marked decline in the pace of inflows into, and even some outflows from, municipal bond funds, and proposals to alter the tax treatment of tax-exempt income.

3

Management Review – continued

Factors affecting performance

A key factor that supported positive performance relative to the Barclays Municipal Bond Index was the fund’s longer duration (d) stance. The fund’s greater exposure to bonds rated “BBB”, and its lesser exposure to bonds rated “A”, also aided relative performance.

Among sectors, a lesser exposure to general obligation securities as well as a greater exposure to the health care sector contributed to the relative performance. Security selection within the education, tobacco, and credit enhanced sectors further supported relative returns.

The fund’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Geoffrey Schechter

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 3/31/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 3/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	6.88%	6.57%	5.31%	N/A
B	12/29/86	5.95%	5.77%	4.52%	N/A
C	1/03/94	6.06%	5.76%	4.53%	N/A
I	8/01/11	7.15%	N/A	N/A	9.57%
A1	6/25/07	7.14%	6.86%	N/A	6.25%
B1	6/25/07	6.34%	6.03%	N/A	5.42%
Comparative benchmark
Barclays Municipal Bond Index (f)		5.25%	6.10%	5.01%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		1.80%	5.54%	4.80%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		1.95%	5.45%	4.52%	N/A
C With CDSC (1% for 12 months) (x)		5.06%	5.76%	4.53%	N/A
A1 With Initial Sales Charge (4.75%)		2.05%	5.82%	N/A	5.36%
B1 With CDSC (Declining over six years from 4% to 0%) (x)		2.34%	5.71%	N/A	5.29%

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

6

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

October 1, 2012 through March 31, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2012 through March 31, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Expenses Paid During Period (p) 10/01/12-3/31/13
A	Actual	0.75%	$1,000.00	$1,010.95	$3.76
	Hypothetical (h)	0.75%	$1,000.00	$1,021.19	$3.78
B	Actual	1.50%	$1,000.00	$1,007.18	$7.51
	Hypothetical (h)	1.50%	$1,000.00	$1,017.45	$7.54
C	Actual	1.50%	$1,000.00	$1,007.14	$7.51
	Hypothetical (h)	1.50%	$1,000.00	$1,017.45	$7.54
I	Actual	0.50%	$1,000.00	$1,012.18	$2.51
	Hypothetical (h)	0.50%	$1,000.00	$1,022.44	$2.52
A1	Actual	0.50%	$1,000.00	$1,013.35	$2.51
	Hypothetical (h)	0.50%	$1,000.00	$1,022.44	$2.52
B1	Actual	1.26%	$1,000.00	$1,008.41	$6.31
	Hypothetical (h)	1.26%	$1,000.00	$1,018.65	$6.34

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expenses Impacting the Table

Expense ratios include 0.02% of investment related expenses from inverse floaters that are outside of the expense cap arrangement (See Note 3 of the Notes to Financial Statements).

9

PORTFOLIO OF INVESTMENTS

3/31/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.9%
Issuer	Shares/Par	Value ($)

Airport Revenue - 3.4%
Atlanta, GA, Airport Rev., “B”, 5%, 2025	$1,415,000	$1,681,441
Atlanta, GA, Airport Rev., “B”, 5%, 2026	800,000	945,160
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 2035	7,125,000	8,227,523
Cleveland, OH, Airport System Rev., “A”, AGM, 5%, 2030	1,640,000	1,843,573
Cleveland, OH, Airport System Rev., “A”, AGM, 5%, 2031	1,095,000	1,222,995
Dallas Fort Worth, TX, International Airport Rev., “D”, 5%, 2038	12,440,000	13,288,781
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 2027	1,980,000	2,237,935
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 2028	1,930,000	2,171,308
Houston, TX, Airport System Rev., “B”, 5%, 2026	1,855,000	2,147,589
Houston, TX, Airport System Rev., Subordinate Lien, “A”, 5%, 2031	2,345,000	2,579,781
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 2029	2,990,000	3,407,554
Massachusetts Port Authority Rev., “A”, 5%, 2037	470,000	520,549
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 2022	3,910,000	4,691,374
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 2031	2,165,000	2,388,601
Miami-Dade County, FL, Aviation Rev., “B”, AGM, 5%, 2035	5,885,000	6,544,473
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), NATL, 5.875%, 2013	1,485,000	1,485,000
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 2036	2,315,000	2,733,251
Portland, ME, Airport Rev., 5%, 2023	175,000	204,488
Portland, ME, Airport Rev., 5%, 2024	370,000	426,717
Portland, ME, Airport Rev., 5%, 2025	500,000	572,415
Portland, ME, Airport Rev., 5%, 2027	525,000	590,352
Portland, ME, Airport Rev., 5%, 2028	1,000,000	1,118,100
Portland, ME, Airport Rev., 5%, 2029	850,000	946,535
Portland, ME, Airport Rev., 5%, 2032	600,000	661,662
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 2024	500,000	594,905
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 2025	1,500,000	1,761,405
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 2028	6,000,000	6,739,260

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Airport Revenue - continued
San Jose, CA, Airport Rev., “A-2”, 5.25%, 2034	$7,570,000	$8,292,027

		$80,024,754
General Obligations - General Purpose - 7.8%
Allegheny County, PA, “C-70”, 5%, 2037	$2,010,000	$2,211,965
Chicago, IL, Greater Chicago Metropolitan Water Reclamation District, “C”, 5%, 2029	9,145,000	10,629,051
Commonwealth of Massachusetts, “A”, 5%, 2017	10,000,000	11,695,200
Commonwealth of Massachusetts, “A”, AMBAC, 5.5%, 2030	5,000,000	6,682,500
Commonwealth of Puerto Rico, “A”, ETM, FGIC, 5.5%, 2015 (c)	5,585,000	6,219,456
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	2,180,000	2,281,959
Detroit, MI, 5.25%, 2035	5,000,000	5,398,150
Luzerne County, PA, AGM, 6.75%, 2023	1,200,000	1,395,936
New York, NY, “B”, 5%, 2020	10,730,000	13,201,119
New York, NY, “J-4”, FRN, 0.67%, 2025	1,715,000	1,715,000
Palm Beach County, FL, Public Improvement Rev. “2”, 5.375%, 2028	1,000,000	1,172,660
Providence, RI, “A”, 5%, 2025	1,345,000	1,519,178
State of California, 5%, 2024	4,365,000	5,196,533
State of California, 4%, 2026	9,275,000	9,967,379
State of California, 5.25%, 2028	2,965,000	3,486,277
State of California, 5.125%, 2033	2,155,000	2,420,130
State of California, 6.5%, 2033	4,000,000	4,923,120
State of California, 6%, 2039	3,000,000	3,588,930
State of Hawaii, “DZ”, 5%, 2031	2,230,000	2,608,654
State of Illinois, 5%, 2025	1,060,000	1,171,332
State of Louisiana, “C”, 5%, 2026	4,380,000	5,318,415
State of Maryland, “B”, 4.5%, 2017	25,000,000	29,054,250
State of Maryland, “C”, 5%, 2019	6,890,000	8,531,336
State of Tennessee, “A”, 5%, 2029	1,000,000	1,196,180
State of Washington, “A”, 4%, 2030	7,585,000	8,108,668
State of Washington, “A”, 5%, 2033	5,000,000	5,719,000
Washington Motor Vehicle Fuel Tax, “B”, NATL, 5%, 2032 (u)	25,010,000	28,080,478

		$183,492,856
General Obligations - Improvement - 2.1%
Columbus, OH, “A”, 4%, 2028	$19,075,000	$20,998,523
Guam Government, “A”, 7%, 2039	910,000	1,014,641
Massachusetts Bay Transportation Authority, “A”, 7%, 2021	3,245,000	4,266,169
Massachusetts Bay Transportation Authority, “A”, ETM, 7%, 2021 (c)	4,700,000	5,404,342

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - Improvement - continued
New Orleans, LA, 5%, 2030	$660,000	$737,088
New Orleans, LA, 5%, 2031	790,000	871,394
State of North Carolina, “C”, 4%, 2021	13,135,000	15,525,570

		$48,817,727
General Obligations - Schools - 4.2%
Chesterfield County, SC, School District, 5%, 2025	$2,250,000	$2,690,843
Chicago, IL, Board of Education, NATL, 6.25%, 2015	10,745,000	11,391,097
Clovis, CA, Unified School District (Election of 2004), Capital Appreciation, “A”, 0%, 2025	7,365,000	4,608,207
Dallas, TX, Independent School District, 5%, 2023	6,000,000	7,507,140
Denver, CO, City & County School District No. 1, 5%, 2024	10,000,000	12,117,800
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2030	4,495,000	2,118,089
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2031	4,015,000	1,795,307
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2033	2,785,000	1,122,606
Florence, AL, Board of Education, Tax Anticipation School Warrants, 4%, 2025	1,225,000	1,352,400
Florida Board of Education, Capital Outlay, 9.125%, 2014	795,000	806,464
Florida Board of Education, Capital Outlay, “E”, 5%, 2023	250,000	303,255
Florida Board of Education, Capital Outlay, ETM, 9.125%, 2014 (c)	665,000	717,715
Florida Board of Education, Public Education, “J”, 5%, 2033	1,000,000	1,017,790
Frisco, TX, Independent School District, School Building, “B”, PSF, 3%, 2042	2,405,000	2,181,263
Hartnell, CA, Community College District (Election of 2002), Capital Appreciation, “D”, 0%, 2039	9,645,000	1,780,081
Knox County, KY, SYNCORA, 5.5%, 2014 (c)	640,000	694,317
Knox County, KY, SYNCORA, 5.625%, 2014 (c)	1,150,000	1,249,981
Lancaster, TX, Independent School District, Capital Appreciation, AGM, 0%, 2014 (c)	2,250,000	1,088,280
Lancaster, TX, Independent School District, Capital Appreciation, AGM, 0%, 2014 (c)	2,000,000	909,620
Los Angeles, CA, Community College District (Election of 2008), “C”, 5.25%, 2039	5,000,000	5,918,950
Los Angeles, CA, Unified School District, “D”, 5%, 2034	825,000	933,842
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 2030	580,000	262,850
Monongalia County, WV, Board of Education, 5%, 2029	2,445,000	2,799,647
Monongalia County, WV, Board of Education, 5%, 2031	675,000	766,631
Monongalia County, WV, Board of Education, 5%, 2033	965,000	1,088,723

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - Schools - continued
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2024	$2,900,000	$1,851,650
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2027	1,930,000	1,046,176
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2029	3,915,000	1,905,235
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2030	4,335,000	1,998,175
Reading, PA, School District, “A”, 5%, 2020	1,000,000	1,140,910
San Marcos, TX, Independent School District, PSF, 5.625%, 2014 (c)	2,000,000	2,142,960
San Marcos, TX, Independent School District, PSF, 5.625%, 2014 (c)	2,000,000	2,142,960
San Mateo County, CA, Community College District (Election of 2005), Capital Appreciation, “A”, NATL, 0%, 2026	5,100,000	3,198,210
Schertz-Cibolo-Universal City, TX, Independent School District, PSF, 5%, 2036	10,000,000	10,930,300
Sunnyvale, TX, Independent School District, PSF, 5.25%, 2028	1,900,000	1,983,201
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 2029	3,440,000	1,573,078
Whittier, CA, Union High School District, Capital Appreciation, 0%, 2034	2,005,000	606,452

		$97,742,205
Healthcare Revenue - Hospitals - 14.4%
Baxter County, AR, Hospital Rev., 5.375%, 2014	$10,000	$10,030
Brunswick, GA, Hospital Authority Rev. (Glynn-Brunswick Memorial Hospital), 5.625%, 2034	1,320,000	1,469,437
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 2039	2,580,000	2,992,310
California Health Facilities Financing Authority Rev. (Sutter Health), “D”, 5.25%, 2031	5,000,000	5,802,700
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 5.75%, 2038	2,640,000	3,004,320
Citrus County, FL, Hospital Rev. (Citrus Memorial Hospital), 6.25%, 2023	350,000	350,837
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2029	3,550,000	3,839,929
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	4,850,000	5,650,493
Florence County, SC, Hospital Rev. (McLeod Regional Medical Center), “A”, AGM, 5.25%, 2034	5,000,000	5,221,600

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Grundy County, MO, Industrial Development Authority, Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 2034	$1,410,000	$1,579,919
Harris County, TX, Cultural Education Facilities Finance Corp. Medical Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 2032	8,235,000	9,390,123
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7%, 2018 (c)	1,795,000	2,370,046
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 2018 (c)	2,050,000	2,734,762
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Texas Children’s Hospital Project), “A”, ETM, 5.375%, 2015 (c)	4,300,000	4,314,190
Harrison County, TX, Health Facilities Development Corp., Hospital Rev. (Good Shepherd Health System), 5.25%, 2028	5,000,000	5,521,700
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), RIBS, FRN, AGM, 11.214%, 2027 (p)	4,700,000	6,194,224
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), “A”, 5.625%, 2018 (c)	300,000	373,029
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), ETM, NATL, 6.5%, 2019 (c)	1,000,000	1,213,030
Illinois Finance Authority Rev. (Ascension Healthcare), “A”, 5%, 2042	2,775,000	3,069,178
Illinois Finance Authority Rev. (Centegra Health System), 5%, 2038	4,455,000	4,761,727
Illinois Finance Authority Rev. (Edward Hospital), “A”, AMBAC, 5.5%, 2040	3,040,000	3,311,989
Illinois Finance Authority Rev. (KishHealth Systems Obligated Group), 5.75%, 2028	2,990,000	3,320,455
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7%, 2029	2,975,000	3,622,360
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7.125%, 2037	2,445,000	2,959,061
Illinois Finance Authority Rev. (Provena Health), “A”, 7.75%, 2034	3,685,000	4,619,516
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	6,900,000	7,804,107
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 2038	1,500,000	1,786,605
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	2,455,000	2,926,016

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), “A”, 5.5%, 2030	$2,975,000	$3,222,818
Indiana Finance Authority, Hospital Rev. (Deaconess Hospital, Inc.), “A”, 6.75%, 2039	3,000,000	3,490,350
Indiana Finance Authority, Hospital Rev. (Parkview Health System), 5%, 2029	1,585,000	1,763,281
Indiana Health & Educational Facilities Authority, Hospital Rev. (Deaconess Hospital), “A”, AMBAC, 5.375%, 2034	2,640,000	2,763,288
Indiana Health & Educational Facilities Finance Authority, Hospital Rev. (Clarian Health), “B”, 5%, 2033	2,490,000	2,668,234
Jacksonville, FL, Health Facilities Rev. (Ascension Health), “A”, 5.25%, 2032	955,000	966,775
Jefferson Parish, LA, Hospital Rev., Hospital Service District No. 1 (West Jefferson Medical Center), “B”, AGM, 5.25%, 2028	1,980,000	2,156,458
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	3,355,000	3,893,243
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.375%, 2024	2,305,000	2,628,345
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.625%, 2027	770,000	873,149
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6%, 2030	640,000	745,824
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	4,445,000	5,269,681
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 2037	585,000	632,040
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 2042	1,170,000	1,251,268
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Covenant Health), Capital Appreciation, “A”, 0%, 2035	3,205,000	1,099,603
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Covenant Health), Capital Appreciation, “A”, 0%, 2036	2,010,000	653,431
Laramie County, WY, Hospital Rev. (Cheyenne Regional Medical Center Project), 5%, 2032	440,000	484,453
Laramie County, WY, Hospital Rev. (Cheyenne Regional Medical Center Project), 5%, 2037	1,005,000	1,083,832
Laramie County, WY, Hospital Rev. (Cheyenne Regional Medical Center Project), 5%, 2042	2,205,000	2,348,016

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 5.9%, 2028	$1,700,000	$1,700,374
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 2034	3,990,000	4,250,268
Louisiana Public Facilities Authority, Hospital Rev. (Lafayette General Medical Center), 5.5%, 2040	5,000,000	5,340,600
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	5,850,000	6,180,057
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2037	310,000	319,319
Macomb County, MI, Hospital Finance Authority Rev. (Mount Clemens General Hospital), 5.75%, 2013 (c)	1,000,000	1,034,120
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System, Inc.), “A”, 6.75%, 2039	1,510,000	1,813,027
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 2031	2,780,000	3,178,958
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 2036	1,670,000	1,856,806
Mecosta County, MI, General Hospital Rev., 6%, 2018	220,000	220,266
Miami-Dade County, FL, Health Facilities Authority, Hospital Rev. (Variety Children’s Hospital), “A”, 6.125%, 2042	2,240,000	2,574,880
Michigan Finance Authority Rev. (Trinity Health Corp.), 5%, 2035	3,195,000	3,585,780
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	1,270,000	1,441,755
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 2039	7,165,000	8,069,008
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), 6%, 2014 (c)	750,000	781,530
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), “A”, 5%, 2032	610,000	658,806
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), “A”, 5%, 2041	440,000	462,880
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 2031	585,000	605,212
Nassau County, NY, Local Economic Assistance Corp. Rev. (Winthrop-University Hospital Association Project), 5%, 2032	1,035,000	1,142,888
Nassau County, NY, Local Economic Assistance Corp. Rev. (Winthrop-University Hospital Association Project), 5%, 2037	1,935,000	2,083,182
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	4,610,000	5,346,862
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	490,000	539,843

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
New Hampshire Health & Education Facilities Authority Rev. (Concord Hospital), “A”, 5%, 2043	$1,275,000	$1,383,286
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital at Conway), 5.25%, 2036	565,000	570,356
New Jersey Health Care Facilities, Financing Authority Rev. (Palisades Medical Center), 6.5%, 2021	500,000	502,095
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 2030	1,475,000	1,738,597
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2035	1,395,000	1,602,381
North Texas Health Facilities Development Corp. Rev. (United Regional Health Care System, Inc.), 6%, 2013 (c)	5,000,000	5,116,800
Ohio Higher Educational Facility Commission (University Hospital Health System), “A”, 6.75%, 2015 (c)	6,000,000	6,682,020
Orange County, FL, Health Facilities Authority Rev. (Orlando Health, Inc.), “A”, 5%, 2042	4,455,000	4,785,294
Orange County, FL, Health Facilities Authority, Hospital Rev. (Orlando Regional Healthcare), “C”, 5.25%, 2035	1,000,000	1,110,520
Palomar Pomerado Health Care District, CA, COP, 6.75%, 2039	2,210,000	2,480,946
Rhode Island Health & Educational Building Corp. Rev., Hospital Financing (Lifespan Obligated Group), “A”, ASSD GTY, 7%, 2039	7,645,000	8,860,096
Richmond, IN, Hospital Authority Rev. (Reid Hospital & Health Center Services), “A”, 6.625%, 2039	4,715,000	5,367,556
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	2,325,000	2,913,225
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.625%, 2031	1,095,000	1,179,950
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.75%, 2038	4,195,000	4,528,041
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Le Bonheur Healthcare), 5%, 2042	2,290,000	2,512,153
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.625%, 2025	1,000,000	1,103,270
South Broward, FL, Hospital District Rev., 5%, 2036	500,000	526,510
South Dakota Health & Educational Facilities Authority Rev. (Avera Health), “A”, 5%, 2042	1,205,000	1,295,857
South Dakota Health & Educational Facilities Authority Rev. (Sanford), “E”, 5%, 2037	1,075,000	1,185,897
South Dakota Health & Educational Facilities Authority Rev. (Sanford), “E”, 5%, 2042	3,520,000	3,874,182
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 2029	1,025,000	1,172,006

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 2039	$6,445,000	$7,182,824
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), “C”, 5.25%, 2026	3,135,000	3,358,839
Sumner County, TN, Health, Educational & Housing Facilities Board Rev. (Sumner Regional Health Systems, Inc.), “A”, 5.5%, 2046 (a)(d)	2,000,000	4,980
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), 6.25%, 2020	3,300,000	3,306,699
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Regional Medical Center), NATL, 6.625%, 2013	170,000	170,729
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.25%, 2032	1,715,000	1,833,404
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.375%, 2037	1,410,000	1,487,903
Tyler, TX, Health Facilities Development Corp. (Mother Frances Hospital), 5.5%, 2027	5,360,000	6,117,529
Upland, CA, COP (San Antonio Community Hospital), 6.375%, 2032	2,075,000	2,438,021
Upland, CA, COP (San Antonio Community Hospital), 6.5%, 2041	915,000	1,065,325
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	1,450,000	1,708,622
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	3,690,000	4,265,160
Washington Health Care Facilities Authority Rev. (Highline Medical Center), FHA, 6.25%, 2036	5,285,000	6,099,313
Washington Health Care Facilities Authority Rev. (Providence Health & Services), “A”, 5%, 2027	14,095,000	16,485,230
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “A”, 6.25%, 2042	3,955,000	4,344,607
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 2038	2,110,000	2,192,691
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), 6.875%, 2030	2,750,000	2,758,635
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 2026	2,215,000	2,490,989
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 2028	665,000	729,638
Wisconsin Health & Educational Facilities Authority Rev. (Mercy Alliance), 5%, 2039	3,115,000	3,327,163

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2032	$1,730,000	$1,826,482
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	1,220,000	1,415,639
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2018	1,500,000	1,707,300
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	4,155,000	4,443,856
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Services), 5.25%, 2034	1,360,000	1,453,650
Wood County, OH, Hospital Facilities Rev. (Wood County Hospital Project), 5%, 2037	1,730,000	1,815,047
Wood County, OH, Hospital Facilities Rev. (Wood County Hospital Project), 5%, 2042	1,730,000	1,809,494

		$337,725,010
Healthcare Revenue - Long Term Care - 2.7%
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 8%, 2036 (a)(d)	$1,595,000	$1,068,650
Bucks County, PA, Industrial Development Authority Retirement Community Rev. (Ann’s Choice, Inc.), “A”, 6.25%, 2035	1,120,000	1,136,150
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 2039	1,050,000	1,191,005
California Statewide Communities Development Authority Rev. (Episcopal Communities & Services for Seniors Obligated Group), 5%, 2027	220,000	245,925
California Statewide Communities Development Authority Rev. (Episcopal Communities & Services for Seniors Obligated Group), 5%, 2032	285,000	313,902
California Statewide Communities Development Authority Rev. (Episcopal Communities & Services for Seniors Obligated Group), 5%, 2042	670,000	726,059
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 2030	715,000	781,080
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 2040	505,000	548,602
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.125%, 2029	830,000	928,239
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.375%, 2039	5,045,000	5,613,117
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 2029	375,000	444,998

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 2044	$1,100,000	$1,310,342
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5.5%, 2023	3,355,000	3,482,960
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4.75%, 2033	2,145,000	2,128,419
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.125%, 2043	1,500,000	1,526,580
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 2025	1,205,000	1,268,781
Johnson City, TN, Health & Educational Facilities Board Rev. (Appalachian Christian Village Foundation, Inc.), 4%, 2023	1,130,000	1,126,305
Johnson City, TN, Health & Educational Facilities Board Rev. (Appalachian Christian Village Foundation, Inc.), 5%, 2034	1,500,000	1,548,285
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 2041	2,225,000	2,544,265
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.375%, 2030	1,915,000	2,150,373
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.625%, 2040	2,770,000	3,116,333
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 5%, 2039	1,750,000	1,846,775
St. John’s County, FL, Industrial Development Authority (Bayview Project), “A”, 5.2%, 2027	150,000	135,657
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 2045	6,795,000	7,696,493
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 6.125%, 2029	395,000	441,409
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 6.375%, 2044	3,100,000	3,414,371
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Stayton at Museum Way), 8.25%, 2044	4,500,000	5,066,685
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	735,000	877,891
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	2,575,000	3,057,581
Washington Housing Finance Commission, Emerald Heights Project (Eastside Retirement Association), 5%, 2028	570,000	633,703
Washington Housing Finance Commission, Emerald Heights Project (Eastside Retirement Association), 5%, 2033	600,000	662,736

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Westchester County, NY, Local Development Corp. Rev., (Kendal on Hudson Project), 4%, 2023	$2,805,000	$2,950,804
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	430,000	503,156
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	1,390,000	1,621,491

		$62,109,122
Human Services - 0.1%
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 8.875%, 2021	$280,000	$280,339
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 9%, 2031	890,000	890,223

		$1,170,562
Industrial Revenue - Airlines - 0.7%
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 2029	$1,295,000	$1,633,150
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “B”, 9%, 2035	970,000	1,077,030
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 2032	720,000	734,414
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 2032	615,000	642,152
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc. Terminal E project), 6.75%, 2029	570,000	572,035
Los Angeles, CA, Regional Airports Improvement Corp. Lease Rev. (American Airlines, Inc.), “C”, 7.5%, 2024 (d)	1,435,000	1,463,958
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 2019	1,805,000	1,847,562
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.75%, 2031 (d)	1,190,000	1,351,260
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), FRN, 7.625%, 2025 (d)	3,375,000	3,833,082
New York, NY, City Industrial Development Agency, Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), “B”, 8.5%, 2028 (d)(q)	1,875,000	2,035,990

		$15,190,633

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Chemicals - 1.0%
Brazos River, TX, Brazoria County Environmental Rev. (Dow Chemical, Co.), “A-7”, 6.625%, 2033	$500,000	$501,405
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “A”, 5.95%, 2033	7,310,000	8,417,100
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), 6.75%, 2032	1,600,000	1,810,912
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 2029	1,400,000	1,667,316
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 2035	6,000,000	7,136,040
Michigan Strategic Fund Ltd. Obligation Rev. (Dow Chemical Co.), 6.25%, 2014	2,870,000	3,049,002
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “B”, 6.7%, 2030	1,200,000	1,216,248

		$23,798,023
Industrial Revenue - Environmental Services - 0.4%
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “B”, 5.25%, 2023 (b)	$950,000	$1,079,020
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “C”, 5.125%, 2023	1,665,000	1,798,616
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 2018	1,960,000	2,332,204
Gulf Coast Waste Disposal Authority (Waste Management, Inc.), 5.2%, 2028	300,000	322,824
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “A”, 4.875%, 2027	350,000	357,543
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 2042	1,150,000	1,180,015
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 2042	1,170,000	1,204,925
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), FRN, 4.75%, 2036 (b)	1,805,000	1,803,412

		$10,078,559
Industrial Revenue - Other - 0.1%
California Statewide Communities, Development Authority Environmental Facilities (Microgy Holdings Project), 9%, 2038 (a)(d)	$126,224	$1,262
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings Project), 7%, 2036 (a)(d)	116,013	1,160
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 2023	215,000	214,811

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Other - continued
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), “CR-2”, 7.875%, 2032 (b)(n)	$560,000	$563,399
Peninsula Ports Authority, VA, Coal Terminal Rev. (Dominion Terminal Associates), 6%, 2033	470,000	475,189

		$1,255,821
Industrial Revenue - Paper - 0.4%
Butler, AL, Industrial Development Board, Solid Waste Disposal Rev. (Georgia-Pacific Corp.), 5.75%, 2028	$1,760,000	$1,851,854
Jay, ME, Solid Waste Disposal Rev. (International Paper Co.), “A”, 5.125%, 2018	1,500,000	1,506,480
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 2022	110,000	131,970
Phenix City, AL, Industrial Development Board Environmental Improvement Rev. (MeadWestvaco Coated Board Project), “A”, 4.125%, 2035	1,950,000	1,877,265
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 2034	2,055,000	2,142,132
Sabine River, LA, Water Facilities Authority Rev. (International Paper Co.), 6.2%, 2025	1,250,000	1,255,013
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 2019 (a)(d)	550,000	55

		$8,764,769
Miscellaneous Revenue - Entertainment & Tourism - 1.1%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 2030	$2,015,000	$2,406,635
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.25%, 2040	3,205,000	3,833,340
Harris County, Houston, TX, Sports Authority, Special Rev., “A”, NATL, 5%, 2025	2,460,000	2,483,444
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2020	665,000	793,458
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2021	830,000	991,203
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2022	500,000	593,505
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2023	1,325,000	1,579,095
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2024	1,270,000	1,491,323
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2025	1,000,000	1,165,630
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2026	2,000,000	2,314,140
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2029	1,330,000	1,513,952
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.75%, 2022 (n)	2,850,000	3,157,031
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.5%, 2024 (n)	2,000,000	2,185,020

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Miscellaneous Revenue - Entertainment & Tourism - continued
Seneca Nation of Indians, NY, Capital Improvements Authority, Special Obligation, 5%, 2023 (n)	$670,000	$705,919

		$25,213,695
Miscellaneous Revenue - Other - 1.9%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2017	$995,000	$1,101,206
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2019	1,375,000	1,515,003
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2020	1,120,000	1,229,816
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2024	2,230,000	2,417,878
Capital Trust Agency Rev. (Aero Miami FX LLC), “A”, 5.35%, 2029	3,900,000	4,220,385
Citizens Property Insurance Corp., “A-1”, 5.25%, 2017	750,000	872,588
Citizens Property Insurance Corp., “A-1”, 5%, 2019	505,000	596,890
Cleveland-Cuyahoga County, OH, Port Authority Rev., 7%, 2040	1,105,000	1,229,136
District of Columbia Rev. (American Society Hematology), 5%, 2036	760,000	815,168
District of Columbia Rev. (American Society Hematology), 5%, 2042	985,000	1,045,568
Fulton County, GA, Development Authority Rev. (Georgia Tech Athletic Association), “A”, 5%, 2042	2,320,000	2,544,042
Hardeman County, TN, Correctional Facilities Corp. (Corrections Corp. of America), 7.375%, 2017	430,000	430,258
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (YMCA Greater Houston Area) , 5%, 2033	355,000	385,622
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (YMCA Greater Houston Area), 5%, 2028	245,000	271,979
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (YMCA Greater Houston Area), 5%, 2038	180,000	192,416
Indiana Finance Authority Rev., Ohio River Bridges Crossing Project (WVB East End Partners LLC), “A”, 5%, 2035	2,190,000	2,295,449
Indiana Finance Authority Rev., Ohio River Bridges Crossing Project (WVB East End Partners LLC), “A”, 5%, 2040	3,280,000	3,383,287
Massachusetts Port Authority Facilities Rev. (Conrac Project), “A”, 5.125%, 2041	465,000	515,174
Miami-Dade County, FL, Special Obligation, “B”, 5%, 2035	2,415,000	2,640,150
Miami-Dade County, FL, Special Obligation, “B”, 5%, 2037	5,395,000	5,880,011
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “A”, NATL, 0%, 2032	2,000,000	740,940

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Miscellaneous Revenue - Other - continued
New Orleans, LA, Aviation Board Gulf Opportunity Zone CFC Rev. (Consolidated Rental Car), “A”, 6.25%, 2030	$1,810,000	$2,130,732
New York Liberty Development Corp., Liberty Rev. (World Trade Center Project), 5%, 2031	2,300,000	2,589,248
Oklahoma Industries Authority Rev. (Oklahoma Medical Research Foundation Project), 5.5%, 2029	4,400,000	4,945,820
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 2040	415,000	461,592
Summit County, OH, Port Authority Building Rev. (Seville Project), “A”, 5.1%, 2025	155,000	155,370

		$44,605,728
Multi-Family Housing Revenue - 0.2%
Bay County, FL, Housing Finance Authority, Multi-Family Rev. (Andrews Place II Apartments), AGM, 5%, 2035	$1,045,000	$1,057,101
Indianapolis, IN, Multi-Family Rev. (Cambridge Station Apartments II), FNMA, 5.25%, 2039 (b)	1,375,000	1,391,679
Michigan Housing Development Authority, GNMA, 5.2%, 2038	1,200,000	1,227,144
MuniMae TE Bond Subsidiary LLC, “A-2”, 4.9%, 2049 (z)	2,000,000	1,980,160

		$5,656,084
Parking - 0.2%
Boston, MA, Metropolitan Transit Parking Corp., Systemwide Parking Rev., 5.25%, 2036	$3,250,000	$3,701,490

Port Revenue - 1.3%
Alameda Corridor Transportation Authority, California Rev., “A”, AGM, 5%, 2028	$985,000	$1,147,722
Louisiana Offshore Terminal Authority Deepwater Port Rev. (LOOP LLC Project), 1.375%, 2037 (b)	1,885,000	1,895,613
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 2025	795,000	907,572
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.75%, 2035	1,535,000	1,736,546
Massachusetts Port Authority Rev., ETM, 13%, 2013 (c)	545,000	561,950
Port Authority of NY & NJ (170th Series), 4%, 2034	2,910,000	2,945,182
Port Authority of NY & NJ (173rd Series), 4%, 2027	15,000,000	16,255,800
Port New Orleans, LA, Board Of Commissioners Port Facility Rev., “B”, 5%, 2031	595,000	646,688
Port New Orleans, LA, Board Of Commissioners Port Facility Rev., “B”, 5%, 2032	240,000	260,642
Port of Oakland, CA, Rev., “P”, 5%, 2033	1,000,000	1,082,590

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Port Revenue - continued
Seattle, WA, Port Rev., “B”, 5%, 2024	$3,000,000	$3,541,080

		$30,981,385
Sales & Excise Tax Revenue - 5.6%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 2029	$1,755,000	$2,038,169
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 2030	3,505,000	4,053,252
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 2031	655,000	754,776
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 2040	4,685,000	5,270,438
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 2030	6,150,000	7,401,279
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2034	5,000,000	5,769,400
Illinois Sales Tax Rev., “P”, 6.5%, 2022	5,000,000	6,136,200
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 2024	9,445,000	11,948,019
Massachusetts Bay Transportation Authority, Sales Tax Rev., Capital Appreciation, “A-2”, 0%, 2028	6,930,000	3,627,093
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “B”, 5%, 2032 (u)	10,730,000	12,387,356
Massachusetts School Building Authority, Sales Tax Rev., “A”, 5%, 2026	12,500,000	15,037,000
Metropolitan Atlanta, GA, Rapid Transit Authority Rev., 6.25%, 2018	3,640,000	4,068,428
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. (McCormick Place), “B”, AGM, 5%, 2050 (u)	20,000,000	21,239,400
Miami-Dade County, FL, Transit Sales Surtax Rev., 5%, 2037	3,435,000	3,856,097
Poplar Bluff, MO, Regional Transportation Development District, Sales Tax Rev., 4%, 2036	1,160,000	1,127,068
Poplar Bluff, MO, Regional Transportation Development District, Sales Tax Rev., 4.75%, 2042	925,000	934,953
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2019 (c)	45,000	57,165
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	5,855,000	6,327,791
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2037	1,105,000	1,139,763
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2042	1,530,000	1,573,682

26

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 6%, 2042	$3,460,000	$3,715,210
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.375%, 2038	605,000	619,103
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Convertible Capital Appreciation, “A”, 0% to 2016, 6.75% to 2032	4,190,000	4,336,189
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	2,345,000	1,882,801
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	280,000	87,752
State of Illinois, “B”, 5.25%, 2034	1,275,000	1,439,220
Utah Transit Authority Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 2028	2,225,000	1,135,128
Volusia County, FL, Tourist Development Tax Rev., AGM, 5%, 2034	815,000	853,770
Wyandotte County/Kansas City, KS, Unified Government Special Obligation Rev., Capital Appreciation, “B”, 0%, 2021	3,790,000	2,504,735

		$131,321,237
Single Family Housing - Local - 0.5%
Chicago, IL, Single Family Mortgage Rev., “C”, GNMA, 5.5%, 2038	$740,000	$772,989
Chicago, IL, Single Family Mortgage Rev., “C”, GNMA, 5.75%, 2042	1,195,000	1,202,433
Denver, CO, Single Family Mortgage Rev., GNMA, 7.3%, 2031	40,000	40,409
Manatee County, FL, Housing Finance Mortgage Rev., Single Family, Sub-Series 2, GNMA, 6.5%, 2023	35,000	36,994
Manatee County, FL, Housing Finance Mortgage Rev., Single Family, Sub-Series 3, GNMA, 5.3%, 2028	225,000	229,781
Manatee County, FL, Housing Finance Mortgage Rev., Single Family, Sub-Series 3, GNMA, 5.4%, 2029	175,000	176,040
Nortex, TX, Housing Finance Corp., Single Family Mortgage Rev., “A”, GNMA, 5.5%, 2038	1,655,000	1,713,306
Oklahoma County, OK, Home Finance Authority, Single Family Mortgage Rev., “A”, GNMA, 5.4%, 2038	870,000	883,850
Permian Basin Housing Finance Corp., TX, Single Family Mortgage Backed Securities (Mortgage Backed Project) “A”, GNMA, 5.65%, 2038	1,090,000	1,140,620
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 5.9%, 2035	320,000	337,798
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 6.25%, 2035	100,000	105,690
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 5.8%, 2036	1,345,000	1,419,513

27

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - Local - continued
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-1”, GNMA, 5.75%, 2037	$95,000	$101,334
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-3”, GNMA, 6%, 2035	475,000	509,224
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-3”, GNMA, 5.5%, 2037	480,000	516,192
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-4”, GNMA, 5.85%, 2037	110,000	112,499
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.8%, 2027	295,000	300,620
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.7%, 2036	1,270,000	1,362,494
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.9%, 2037	155,000	161,061
Sedgwick & Shawnee Counties, KS, Single Family Mortgage Rev., “A”, GNMA, 5.45%, 2038	1,340,000	1,428,065

		$12,550,912
Single Family Housing - State - 1.0%
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 2023	$6,180,000	$6,315,651
California Housing Finance Agency Rev. (Home Mortgage), “G”, 5.5%, 2042	1,655,000	1,725,238
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 2033	6,600,000	6,733,452
California Housing Finance Agency Rev. (Home Mortgage), “L”, FNMA, 5.5%, 2038	1,765,000	1,786,462
Colorado Housing & Finance Authority Rev., 6.05%, 2016	15,000	15,145
Colorado Housing & Finance Authority Rev., “B-2”, 6.1%, 2023	35,000	35,695
Colorado Housing & Finance Authority Rev., “B-3”, 6.55%, 2033	50,000	51,614
Colorado Housing & Finance Authority Rev., “C-2”, 5.9%, 2023	275,000	289,039
Colorado Housing & Finance Authority Rev., “C-2”, FHA, 6.6%, 2032	210,000	218,543
Colorado Housing & Finance Authority Rev., “C-3”, FHA, 6.375%, 2033	20,000	20,637
Delaware Housing Authority Rev. (Single Family), “C”, 6.25%, 2037	535,000	573,290
Florida Housing Finance Corp. Rev. (Homeowner Mortgage), “1”, GNMA, 4.8%, 2031	490,000	498,306
Georgia Housing & Finance Authority Rev., 3%, 2043	1,500,000	1,571,835
Mississippi Home Corp., Single Family Rev., “A”, GNMA, 6.1%, 2034	795,000	812,339

28

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - State - continued
New Hampshire Housing Finance Authority Rev., 6.85%, 2030	$105,000	$105,170
New Hampshire Housing Finance Authority Rev., “B”, 6.5%, 2035	60,000	60,946
New Mexico Mortgage Finance Authority Rev., GNMA, 5.95%, 2037	580,000	613,489
New Mexico Mortgage Finance Authority Rev., “I”, GNMA, 5.75%, 2038	820,000	856,449
Oregon Health & Community Services (Single Family Mortgage), “B”, 6.25%, 2031	505,000	526,387
Texas Affordable Housing Corp. (Single Family Mortgage), “B”, GNMA, 5.25%, 2039	420,000	438,014

		$23,247,701
Solid Waste Revenue - 0.1%
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 2019	$1,950,000	$1,951,541
Palm Beach County, FL, Solid Waste Authority Rev. Improvement, BHAC, 5%, 2027	295,000	345,123
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 2032	575,000	661,773

		$2,958,437
State & Agency - Other - 0.1%
Commonwealth of Puerto Rico (Mepsi Campus), “A”, 6.5%, 2037	$1,200,000	$1,241,904
Massachusetts Development Finance Agency (Visual & Performing Arts), 6%, 2021	1,000,000	1,207,230
Tift County, GA, Hospital Authority Rev. Anticipation Certificates, 5%, 2038	440,000	481,967

		$2,931,101
State & Local Agencies - 3.5%
Alabama Incentives Financing Authority Special Obligation, “A”, 5%, 2037	$1,720,000	$1,934,106
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 2030	2,950,000	3,452,031
Cape Coral, FL, Special Obligation Rev., NATL, 5%, 2030	500,000	535,860
Colorado State University Board of Governors, System Enterprise Rev., “B”, 5%, 2025	3,000,000	3,729,900
Commonwealth of Pennsylvania, Public School Building Authority Rev., Capital Appreciation, 0%, 2029	2,075,000	1,009,654

29

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
State & Local Agencies - continued
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 2028	$1,870,000	$2,065,097
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 2030	935,000	1,023,535
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 2031	700,000	763,490
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 2032	235,000	255,382
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 2018	7,840,000	9,056,925
Delaware Valley, PA, Regional Finance Authority, “B”, FRN, AMBAC, 0.516%, 2018	250,000	250,000
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.942%, 2037	7,000,000	5,103,420
Delaware Valley, PA, Regional Finance Authority, RITES, FRN, AMBAC, 9.913%, 2018 (p)	900,000	1,179,396
FYI Properties Lease Rev. (Washington State Project), 5.5%, 2034	2,255,000	2,524,112
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 4.55%, 2022	3,415,000	3,760,598
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 2035	1,000,000	1,048,790
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A-1”, AMBAC, 4.6%, 2023	995,000	1,093,027
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “B”, 5.5%, 2013 (c)	5,000,000	5,043,150
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 2039	2,580,000	3,068,033
Manassas Park, VA, Economic Development Authority Lease Rev., “A”, 6%, 2035	845,000	909,862
Miami-Dade County, FL, School Board, COP, “B”, ASSD GTY, 5%, 2033	500,000	550,970
Mississippi Development Bank (Harrison County Coliseum), “A”, 5.25%, 2034	2,455,000	3,083,014
Mississippi Development Bank Special Obligation (Marshall County Industrial Development Authority Mississippi Highway Construction Project), 5%, 2028	1,450,000	1,687,293
New York Dormitory Authority Rev. (City University), 5.75%, 2013	1,355,000	1,373,130

30

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
State & Local Agencies - continued
Pennsylvania Convention Center Authority Rev., ETM, FGIC, 6.7%, 2016 (c)	$14,765,000	$16,453,968
Philadelphia, PA, Municipal Authority Rev., 6.5%, 2034	1,020,000	1,175,305
Puerto Rico Public Finance Corp., Commonwealth Appropriations, “B”, 6%, 2026	2,455,000	2,579,395
San Bernardino, CA, Joint Powers Financing Authority Lease Rev. (California Department of Transportation), 5.5%, 2014	4,330,000	4,344,635
Tennessee School Bond Authority, “B”, 5.125%, 2033	1,500,000	1,698,885

		$80,752,963
Student Loan Revenue - 1.6%
Iowa Student Loan Liquidity Corp., “A-2”, 5.5%, 2025	$2,240,000	$2,533,843
Iowa Student Loan Liquidity Corp., “A-2”, 5.6%, 2026	2,240,000	2,531,312
Iowa Student Loan Liquidity Corp., “A-2”, 5.7%, 2027	185,000	205,258
Iowa Student Loan Liquidity Corp., “A-2”, 5.75%, 2028	3,795,000	4,276,396
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 2030	2,520,000	2,769,984
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 2022	225,000	258,809
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 5%, 2021	1,255,000	1,393,489
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.7%, 2026	2,600,000	2,687,620
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.9%, 2028	2,705,000	2,801,082
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3%, 2021	4,890,000	4,849,315
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.25%, 2022	1,500,000	1,492,560
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.375%, 2023	2,500,000	2,485,525
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.5%, 2024	4,550,000	4,511,098
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.625%, 2025	4,115,000	4,063,398

		$36,859,689
Tax - Other - 0.6%
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2047	$3,950,000	$4,600,644
New York Dormitory Authority, State Personal Income Tax Rev., “A”, 5%, 2025	5,000,000	6,061,000
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 2037	2,200,000	2,522,718

31

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax - Other - continued
Virgin Islands Public Finance Authority Rev., “A”, 5.25%, 2024	$130,000	$136,881

		$13,321,243
Tax Assessment - 0.8%
Arborwood Community Development District, FL, Special Assessment (Master Infrastructure Projects), “B”, 5.1%, 2014	$165,000	$147,828
Baltimore, MD, Special Obligation, (East Baltimore Research Park Project), “A”, 7%, 2038	1,285,000	1,399,738
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 2039	880,000	869,748
Concord Station Community Development District, FL, Special Assessment, 5%, 2015	50,000	49,881
Fishhawk Community Development District, FL, 7.04%, 2014	5,000	5,047
Glendale, CA, Redevelopment Agency, Tax Allocation Rev. (Central Glendale Redevelopment Project), 5.5%, 2024	2,250,000	2,352,825
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 2038	805,000	803,446
Homestead 50, FL, Community Development District, Special Assessment, “A”, 6%, 2037	1,665,000	1,239,792
Homestead 50, FL, Community Development District, Special Assessment, “B”, 5.9%, 2013	275,000	225,005
Killarney Community Development District, FL, Special Assessment, “B”, 5.125%, 2009 (a)(d)	190,000	85,500
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 2037	40,000	40,026
Main Street Community Development District, FL, “A”, 6.8%, 2038	525,000	512,568
Massachusetts Bay Transportation Authority Rev., “A”, 5.25%, 2034	2,000,000	2,315,560
Middle Village Community Development District, FL, Special Assessment, “A”, 5.8%, 2022	65,000	52,586
Noblesville, IN, Redevelopment Authority Lease Rental, 5.25%, 2025	2,000,000	2,183,200
Old Palm Community Development District, FL, Special Assessment (Palm Beach Gardens), “B”, 5.375%, 2014	60,000	59,609
Parkway Center Community Development District, FL, Special Assessment, “B”, 5.625%, 2014	545,000	516,300
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., “B”, 5%, 2023	3,230,000	3,576,999
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., “B”, 5%, 2023	1,940,000	2,117,219
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 2010 (d)	55,000	35,753

32

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 2016	$360,000	$352,397
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 2035	270,000	276,750
Watergrass Community Development District, FL, Special Assessment, “B”, 6.96%, 2017	50,000	48,679

		$19,266,456
Tobacco - 4.0%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$8,600,000	$7,888,436
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.75%, 2034	5,000,000	4,450,800
Buckeye, OH, Tobacco Settlement Financing Authority, “A-3”, 6.25%, 2037	8,900,000	8,322,212
District of Columbia, Tobacco Settlement, 6.25%, 2024	855,000	875,640
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 6.25%, 2013 (c)	1,405,000	1,418,825
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 4.5%, 2027	1,885,000	1,812,258
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	4,760,000	4,554,320
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Asset Backed, “A-1”, 5%, 2033	475,000	437,551
Illinois Railsplitter Tobacco Settlement Authority, 5.5%, 2023	3,970,000	4,798,539
Illinois Railsplitter Tobacco Settlement Authority, 6.25%, 2024	2,610,000	2,915,735
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	8,750,000	10,602,025
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 2034	3,070,000	3,062,202
Louisiana Tobacco Settlement Authority Rev., “2001-B”, 5.5%, 2030	955,000	971,684
Louisiana Tobacco Settlement Authority Rev., “2001-B”, 5.875%, 2039	2,835,000	2,873,273
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023	17,465,000	17,421,687
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	12,095,000	10,898,200
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 2024	1,000,000	1,202,180
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 2025	1,000,000	1,188,480
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 2026	1,400,000	1,650,334

33

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tobacco - continued
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, “B”, 5.25%, 2037	$765,000	$818,313
Washington Tobacco Settlement Authority Rev., 6.5%, 2026	180,000	186,284
Washington Tobacco Settlement Authority Rev., 6.625%, 2032	4,485,000	4,578,198

		$92,927,176
Toll Roads - 2.3%
Chesapeake, VA, Toll Road Rev. (Transportation System), “A”, 5%, 2047	$1,290,000	$1,358,435
Chesapeake, VA, Toll Road Rev. (Transportation System), Convertible Capital Appreciation, “B”, 0%, 2032	1,260,000	784,300
Chesapeake, VA, Toll Road Rev. (Transportation System), Convertible Capital Appreciation, “B”, 0%, 2040	1,715,000	1,050,386
E-470 Public Highway Authority Rev., CO, “C”, 5.375%, 2026	1,495,000	1,669,317
Illinois Toll Highway Authority Rev., “B”, 5.5%, 2033	5,645,000	6,414,244
Mid-Bay Bridge Authority, FL, Springing Lien Rev., “A”, 7.25%, 2040	6,920,000	8,806,807
North Texas Tollway Authority Rev. (Special Projects System), “D”, 5%, 2029	15,000,000	17,323,650
North Texas Tollway Authority Rev., “C”, 1.95%, 2038 (b)	8,000,000	8,118,160
Northwest Parkway, CO, Public Highway Authority Rev., “C”, ETM, AGM, 5.35%, 2016 (c)	1,000,000	1,148,600
Orlando & Orange County, FL, Expressway Authority Rev., “A”, 5%, 2040	1,000,000	1,097,210
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 5%, 2025	2,675,000	3,204,222
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.25%, 2032	1,310,000	1,400,927
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 2037	2,180,000	2,490,476

		$54,866,734
Transportation - Special Tax - 2.6%
Arizona Transportation Board Highway Rev., “A”, 5%, 2023	$3,315,000	$4,084,378
Arizona Transportation Board Highway Rev., “A”, 5%, 2024	6,335,000	7,728,320
Commonwealth of Virginia, Transportation Board Rev., “A”, 4%, 2026	8,180,000	8,959,063
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 2020	4,870,000	6,016,398
Jacksonville, FL, Transportation Authority Rev., ETM, 9.2%, 2015 (c)	785,000	866,467
New Jersey Transportation Trust Fund Authority Rev., “D”, 5.25%, 2023	7,500,000	9,282,450
New York Metropolitan Transportation Authority Rev., ETM, 5.75%, 2013 (c)	330,000	334,455

34

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Transportation - Special Tax - continued
Pennsylvania Turnpike Commission Oil Franchise Tax Rev., “A”, ETM, AMBAC, 5.25%, 2018 (c)	$1,150,000	$1,266,564
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 2028	4,595,000	5,429,544
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 2029	4,595,000	5,406,201
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 2030	4,615,000	5,406,380
State of Hawaii, Highway Rev., “A”, 5%, 2030	3,695,000	4,290,375
State of Hawaii, Highway Rev., “A”, 5%, 2031	1,380,000	1,596,591
State of Hawaii, Highway Rev., “A”, 5%, 2032	920,000	1,060,558

		$61,727,744
Universities - Colleges - 8.1%
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.125%, 2034	$2,500,000	$2,766,200
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.25%, 2039	1,625,000	1,793,870
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.9%, 2028	1,195,000	1,349,657
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 2038	1,725,000	1,923,686
California Educational Facilities Authority Rev. (California Lutheran University), 5.75%, 2038	2,640,000	2,883,540
California Educational Facilities Authority Rev. (Chapman University), 5%, 2031	1,550,000	1,698,459
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 2036	925,000	1,093,887
California Educational Facilities Authority Rev. (University of Southern California), “A”, 5.25%, 2038	4,610,000	5,326,210
California Municipal Finance Authority Rev. (Biola University), 5.8%, 2028	1,785,000	1,965,624
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 2040	850,000	982,320
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.4%, 2027	245,000	262,765
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.5%, 2038	280,000	299,272
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 2040	3,000,000	3,345,570
Delaware County, PA, Authority College Rev. (Neumann University), 6%, 2025	490,000	542,749
District of Columbia Rev. (Georgetown University), Convertible Capital Appreciation, BHAC, 0% to 2018, 5% to 2040	11,570,000	9,633,066

35

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Douglas County, NE, Educational Facilities Rev. (Creighton University), “A”, 5.875%, 2040	$6,355,000	$7,200,024
Florida State University Board of Governors, System Improvement Rev., 6.25%, 2030	2,685,000	3,291,112
Forest Grove, OR, Student Housing Rev. (Oak Tree Foundation, Inc.), 5.5%, 2037	2,470,000	2,526,464
Grand Valley, MI, State University Rev., 5.5%, 2027	985,000	1,123,688
Grand Valley, MI, State University Rev., 5.625%, 2029	480,000	546,955
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 2025	1,450,000	1,652,406
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 2026	1,080,000	1,216,512
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 2028	275,000	306,600
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2031	2,745,000	2,738,549
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2036	5,705,000	5,613,092
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	5,300,000	6,008,504
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	1,225,000	1,387,411
Indiana County, PA, Industrial Development Authority (Student Cooperative Association, Inc./Indiana University of Pennsylvania), 5%, 2033	1,065,000	1,154,652
Indiana University Rev., “A”, 5%, 2032	525,000	614,502
Indiana University Rev., “A”, 5%, 2037	1,580,000	1,820,476
Louisville & Jefferson County, KY, Metro Government College Rev. (Bellarmine University, Inc. Project), 6.125%, 2039	3,000,000	3,332,430
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2030	540,000	582,206
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2039	645,000	692,382
Massachusetts Development Finance Agency Rev. (Simmons College), SYNCORA, 5.25%, 2026	880,000	987,976
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 2033	420,000	464,268
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 2036 (u)	25,000,000	29,831,500
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), “I”, 8%, 2029	2,030,000	2,317,996
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 2030	4,055,000	4,737,254

36

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Massachusetts Health & Educational Facilities Authority Rev. (Wheaton College), “F”, 5%, 2041	$1,000,000	$1,080,630
Miami-Dade County, FL, Educational Facilities Authority Rev. (University of Miami), “A”, 5.75%, 2028	1,875,000	2,065,725
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 2032	4,195,000	5,209,435
New York Dormitory Authority Rev. (Pace University), “A”, 5%, 2025	1,000,000	1,150,270
New York Dormitory Authority Rev. (Pace University), “A”, 5%, 2026	1,000,000	1,141,950
New York Dormitory Authority Rev. (Pace University), “A”, 5%, 2027	1,090,000	1,239,722
New York Dormitory Authority Rev. (Pace University), “A”, 5%, 2028	750,000	847,545
New York Dormitory Authority Rev. (Pace University), “A”, 5%, 2029	800,000	901,872
Oregon Health & Science University Rev., “A”, 5%, 2026	530,000	615,929
Oregon Health & Science University Rev., “E”, 5%, 2030	930,000	1,062,999
Oregon Health & Science University Rev., “E”, 5%, 2032	2,095,000	2,376,673
Pennsylvania Higher Educational Facilities Authority Rev. (La Salle University), 5.5%, 2034	2,420,000	2,429,898
Pennsylvania Higher Educational Facilities Authority Rev. (La Salle University), “A”, 5.25%, 2027	1,210,000	1,316,964
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Joseph’s University), “A”, 5%, 2040	3,500,000	3,757,495
Pennsylvania Higher Educational Facilities Authority Rev. (Temple University), 5%, 2035	250,000	282,843
Portage County, OH, Port Authority Rev. (Northeast Ohio Medical University Project), 5%, 2037	2,230,000	2,369,620
St. Joseph County, IN, Educational Facilities Rev. (University of Notre Dame), 6.5%, 2026	1,000,000	1,445,920
Texas A&M University, “A”, 5%, 2026	1,150,000	1,436,431
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 2030	2,175,000	2,503,360
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 2031	960,000	1,101,101
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 2032	915,000	1,045,845
Texas Tech University Rev., Refunding & Improvement, “A”, 5%, 2037	1,675,000	1,901,293
Troy, NY, Capital Resource Corp. Rev. (Rensselaer Polytechnic Institute) “A”, 5.125%, 2040	9,895,000	10,787,925

37

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 2027	$4,670,000	$5,404,638
University of Colorado, Enterprise Rev., 5%, 2029	4,220,000	4,896,339
University of Delaware Rev., “C”, FRN, 0.7%, 2037 (b)	5,000,000	4,996,950
University of Minnesota, “A”, 5%, 2025	710,000	872,256
University of Minnesota, “A”, 5%, 2027	1,000,000	1,216,160
University of Southern Indiana Rev. (Student Fee), “J”, ASSD GTY, 5.75%, 2028	1,875,000	2,266,950
University of Southern Mississippi Educational Building Corp. Rev. (Campus Facilities Project), 5.25%, 2032	1,665,000	1,897,601
University of Southern Mississippi Educational Building Corp. Rev. (Campus Facilities Project), 5.375%, 2036	610,000	692,002
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 2034	2,165,000	2,416,118

		$188,744,293
Universities - Dormitories - 1.3%
Bowling Green, OH, Student Housing Rev. (State University Project), 6%, 2045	$3,975,000	$4,390,030
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 2033	1,025,000	1,097,416
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 7.5%, 2042	925,000	1,054,121
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 2040	1,655,000	1,811,513
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 2030	3,235,000	3,469,958
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 2035	4,080,000	4,323,576
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 2045	4,705,000	4,896,211
Illinois Finance Authority Student Housing Rev. (Illinois State University), 6.75%, 2031	2,730,000	3,202,645
Illinois Finance Authority Student Housing Rev. (Northern Illinois University Project), 6.625%, 2031	4,210,000	5,005,943
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 2030	510,000	579,911
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 6%, 2043	895,000	995,249

		$30,826,573
Universities - Secondary Schools - 1.6%
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6.125%, 2046	$5,045,000	$5,381,905

38

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Secondary Schools - continued
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 2040	$2,355,000	$2,683,946
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 2045	1,425,000	1,630,642
Colorado Educational & Cultural Facilities Authority Rev. (Academy of Charter Schools Project), 5.625%, 2040	1,815,000	1,929,545
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 4%, 2027	295,000	303,526
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 2037	545,000	572,637
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School Building Corp.), 5%, 2029	700,000	783,384
Colorado Educational & Cultural Facilities Authority Rev. (Twin Peaks Charter Academy), 7%, 2038	4,330,000	4,854,883
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School),“A”, 6%, 2030	2,425,000	2,585,074
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School),“A”, 6%, 2040	5,130,000	5,370,956
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 2039	1,470,000	1,686,296
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	4,230,000	4,974,311
Maryland Health & Higher Educational Facilities Authority Rev. (Washington Christian Academy), 5.5%, 2038 (a)(d)	100,000	36,000
Philadelphia, PA, Authority for Industrial Development Rev. (Global Leadership Academy Project), 5.75%, 2030	480,000	494,270
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 2035	415,000	463,057
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), “A”, 6.7%, 2040	2,795,000	3,297,821

		$37,048,253
Utilities - Investor Owned - 3.5%
Brazos River Authority, TX, Pollution Control Rev. (TXU Energy Co. LLC), 5%, 2041	$2,460,000	$156,456
California Statewide Communities Development Authority, Pollution Control Rev., “A”, 4.5%, 2029	6,000,000	6,380,460
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “E”, 5.875%, 2034	1,840,000	2,199,444
Farmington, NM, Pollution Control Rev. (Arizona Public Service Co.), “A”, 4.7%, 2024	5,990,000	6,722,996
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 2040	9,975,000	11,111,552

39

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Investor Owned - continued
Hawaii Department of Budget & Finance Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 2039	$3,655,000	$4,260,560
Hawaii Department of Budget & Finance Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), “B”, SYNCORA, 5%, 2022	6,000,000	6,008,820
Hillsborough County, FL, Industrial Development Authority, Pollution Control Rev. (Tempa Electric Co.), “A”, 5.65%, 2018	500,000	591,000
Louisiana Public Facilities Authority Rev. (Entergy Gulf States Louisiana LLC), “A”, 5%, 2028	10,000,000	10,516,400
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric), “B”, 7.25%, 2040	1,710,000	2,021,596
Maryland Economic Development Corp., Pollution Control Rev. (Potomac Electric Power Co.), 6.2%, 2022	1,455,000	1,769,615
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 2042 (b)	670,000	815,671
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 2029	2,045,000	2,375,165
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	985,000	1,210,486
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	1,970,000	2,247,573
New Jersey Economic Development Authority, Water Facilities Rev. (New Jersey American Water Co.), “A”, 5.7%, 2039	5,000,000	5,407,700
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 2039	1,670,000	1,808,326
Pennsylvania Economic Development Financing Authority (Allegheny Energy Supply Co. LLC), 7%, 2039	4,580,000	5,456,887
Pima County, AZ, Industrial Development Authority Pollution Control Rev. (Tucson Electric Power Co.), “A”, 4.95%, 2020	4,610,000	5,239,173
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), 4%, 2029	3,000,000	2,982,060
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), 5.75%, 2029	3,715,000	3,912,564

		$83,194,504
Utilities - Municipal Owned - 7.3%
American Municipal Power, Inc. Rev. (AMP Fremont Energy Center Project), “B”, 5%, 2024	$1,500,000	$1,752,345
California Department of Water Resources, Power Supply Rev., “N”, 5%, 2020	13,080,000	16,113,514
Florida Municipal Power Agency Rev., All Requirements, “A”, 6.25%, 2031	400,000	481,692
Florida Power Agency Rev., “A”, 5%, 2031	1,000,000	1,109,170

40

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Municipal Owned - continued
Georgia Municipal Electric Authority Power Rev., AMBAC, 6.5%, 2014 (c)	$145,000	$151,747
Georgia Municipal Electric Authority Power Rev., NATL, 6.375%, 2016	2,000,000	2,224,640
Georgia Municipal Electric Authority Power Rev., AMBAC, 6.5%, 2017	8,000,000	8,878,160
Georgia Municipal Electric Authority Power Rev., NATL, 6.5%, 2020	5,880,000	6,801,631
Georgia Municipal Electric Authority Power Rev., “GG”, 5%, 2026	3,065,000	3,647,963
Georgia Municipal Electric Authority Power Rev., ETM, AMBAC, 6.5%, 2017 (c)	365,000	407,895
Guam Power Authority Rev., “A”, AGM, 5%, 2025	1,155,000	1,327,130
Guam Power Authority Rev., “A”, AGM, 5%, 2026	960,000	1,097,146
Guam Power Authority Rev., “A”, AGM, 5%, 2027	385,000	437,976
Guam Power Authority Rev., “A”, 5%, 2034	1,155,000	1,245,494
Harris County, TX, Cultural Education Facilities Financial Corp., Thermal Utilities Rev. (Teco Project), “A”, 5.25%, 2035	1,560,000	1,744,361
Intermountain Power Agency, UT, “A”, ETM, 6.15%, 2014 (c)	14,020,000	14,316,243
Intermountain Power Agency, UT, Power Supply Rev., “A”, 5%, 2021	2,495,000	2,944,824
Intermountain Power Agency, UT, Power Supply Rev., “A”, 5%, 2022	1,250,000	1,464,325
JEA, FL, Electric System Rev., “3-D-2”, 5%, 2038	480,000	529,022
Lakeland, FL, Energy System Rev., “B”, 5.25%, 2036	265,000	329,101
Lincoln, NB, Electric System Rev., 5%, 2028	2,000,000	2,379,980
Los Angeles, CA, Department of Water & Power Rev., “A”, 5%, 2025	12,000,000	14,533,560
Mercer County, ND, Pollution Control Rev. (Antelope Valley Station), AMBAC, 7.2%, 2013	550,000	558,734
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., “A”, 5%, 2029	4,765,000	5,635,089
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., “A”, 5%, 2030	2,500,000	2,950,450
North Carolina Eastern Municipal Power Agency, “A”, NATL, 6.5%, 2018	9,250,000	11,431,890
Northern California Transmission Agency, NATL, 7%, 2013	1,425,000	1,432,524
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 2021	4,150,000	5,350,886
Sacramento, CA, Municipal Utility District, “X”, 5%, 2028	3,270,000	3,763,672
Salt River, AZ, Project Agricultural Improvement & Power District Electric, “A”, 5%, 2032	2,195,000	2,493,147
Salt River, AZ, Project Agricultural Improvement & Power District Electric, “A”, 5%, 2028	13,500,000	15,906,105

41

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Municipal Owned - continued
San Antonio, TX, Electric & Gas Rev., 5.25%, 2025 (u)	$25,000,000	$31,942,250
Washington Public Power Supply System Rev. (Nuclear Project #3), 7.125%, 2016	5,145,000	6,194,271

		$171,576,937
Utilities - Other - 2.8%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 2034	$595,000	$829,864
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	1,810,000	2,454,794
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 2022	4,545,000	5,269,246
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 2026	845,000	1,025,044
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 2028	1,740,000	2,136,128
Nebraska Central Plains Energy Project, Gas Project Rev., “3”, 5%, 2032	9,660,000	10,739,312
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 2038	3,725,000	5,039,664
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2032	5,645,000	6,358,641
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	12,200,000	13,609,100
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2017	1,575,000	1,790,775
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	1,500,000	1,736,190
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	1,665,000	1,936,029
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2023	2,385,000	2,769,080
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2024	2,215,000	2,577,020
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	2,805,000	3,248,414
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2031	1,835,000	1,946,348
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2032	2,925,000	3,085,817

		$66,551,466
Water & Sewer Utility Revenue - 6.6%
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 2022	$2,770,000	$3,498,399
Austin, TX, Water & Wastewater System Rev., 5%, 2027	3,000,000	3,575,280
California Department of Water Resources Center (Central Valley Project Rev.), “AF”, 5%, 2028 (u)	23,825,000	28,135,419

42

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Water & Sewer Utility Revenue - continued
Cary, NC, Combined Enterprise Systems Rev., 4%, 2037	$2,500,000	$2,673,575
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.75%, 2037	5,415,000	5,351,645
Dallas, TX, Waterworks & Sewer System Rev., 5%, 2039	10,000,000	11,276,200
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2028	5,285,000	6,235,930
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2029	1,415,000	1,662,611
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2030	4,345,000	5,087,474
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2031	235,000	274,198
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2041	3,910,000	4,421,311
El Paso, TX, Water & Sewer Rev., 5%, 2028	455,000	531,103
Fulton County, GA, Water & Sewer Rev., 5%, 2026	3,680,000	4,326,797
Fulton County, GA, Water & Sewer Rev., 5%, 2027	2,285,000	2,662,116
Houston, TX, Utility System Rev., “D”, 5%, 2036	3,760,000	4,238,874
Indiana Finance Authority Rev. (State Revolving Fund Program), “A”, 5%, 2029	4,000,000	4,707,880
Madera, CA, Irrigation Financing Authority Rev., 6.5%, 2040	3,595,000	4,002,314
Massachusetts Water Resources Authority, “B”, AGM, 5.25%, 2029	4,215,000	5,400,427
Massachusetts Water Resources Authority, ETM, 6.5%, 2019 (c)	5,965,000	6,995,871
Miami-Dade County, FL, Water & Sewer Rev., AGM, 5%, 2039	1,000,000	1,100,210
New York Environmental Facilities Corp., Municipal Water Finance Authority Project, 5%, 2025	2,300,000	2,765,405
New York Environmental Facilities, “C”, 5%, 2041	2,745,000	3,089,388
New York Environmental Facilities, ETM, 5%, 2016 (c)	570,000	571,585
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, 5%, 2042	2,440,000	2,680,462
North Texas Municipal Water District, Water System Rev., Refunding and Improvement, 4%, 2031	22,545,000	23,969,168
Omaha, NE, Sanitation Sewer Rev., 4%, 2029	930,000	1,006,362
Omaha, NE, Sanitation Sewer Rev., 4%, 2030	1,380,000	1,486,136
Pinellas County, FL, Sewer Rev., AGM, 5%, 2013 (c)	1,170,000	1,197,975
Pinellas County, FL, Sewer Rev., AGM, 5%, 2032	330,000	336,379
Polk County, FL, Utility Systems Rev., “A”, FGIC, 5%, 2030	1,000,000	1,050,470
San Antonio, TX, Water System Rev., 4%, 2028	5,000,000	5,458,650
Seminole County, FL, Water & Sewer Rev., Unrefunded Balance, NATL, 6%, 2019	940,000	992,668
St. Johns County, FL, Water & Sewer Rev., Capital Appreciation, “B”, 0%, 2030	820,000	408,631
St. Johns County, FL, Water & Sewer Rev., Capital Appreciation, “B”, 0%, 2033	915,000	392,691
St. Johns County, FL, Water & Sewer Rev., Capital Appreciation, “B”, 0%, 2034	905,000	367,837

43

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Water & Sewer Utility Revenue - continued
Tampa Bay Water, FL, Regional Water Supply Authority, Utility System Rev., FGIC, 4.75%, 2033	$885,000	$960,508
Virginia Resources Authority, Water & Sewer System Rev. (Goochland County - Tuckahoe Creek Service District Project), Capital Appreciation, 0%, 2029	1,250,000	694,138

		$153,586,087
Total Municipal Bonds (Identified Cost, $2,060,643,831)		$2,244,587,929

Floating Rate Demand Notes - 0.2%
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “B”, 0.13%, due 4/01/13	$1,500,000	$1,500,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “C”, 0.13%, due 4/01/13	2,300,000	2,300,000
Total Floating Rate Demand Notes, at Identified Cost and Value		$3,800,000

Money Market Funds - 7.6%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	178,303,578	$178,303,578
Total Investments (Identified Cost, $2,242,747,409)		$2,426,691,507

Other Assets, Less Liabilities - (3.7)%		(85,882,481)
Net Assets - 100.0%		$2,340,809,026

(a)	Non-income producing security.
(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $6,611,369 representing 0.3% of net assets.
(p)	Primary inverse floater.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

44

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
MuniMae TE Bond Subsidiary LLC, “A-2”, 4.9%, 2049	10/14/04	$2,000,000	$1,980,160
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LOC	Letter of Credit

Insurers		Inverse Floaters
AGM	Assured Guaranty Municipal	RIBS	Residual Interest Bonds
AMBAC	AMBAC Indemnity Corp.	RITES	Residual Interest Tax-Exempt Security
ASSD GTY	Assured Guaranty Insurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Housing Finance Agency
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

45

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 3/31/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,064,443,831)	$2,248,387,929
Underlying affiliated funds, at cost and value	178,303,578
Total investments, at value (identified cost, $2,242,747,409)	$2,426,691,507
Receivables for
Investments sold	3,867,735
Fund shares sold	5,305,579
Interest	28,294,310
Other assets	11,557
Total assets	$2,464,170,688
Liabilities
Payable to custodian	$4,312
Payables for
Distributions	1,554,885
Investments purchased	50,613,217
Interest expense and fees	137,006
Fund shares reacquired	5,012,496
Payable to the holders of the floating rate certificates from trust assets	64,934,589
Payable to affiliates
Investment adviser	44,666
Shareholder servicing costs	728,224
Distribution and service fees	76,738
Payable for independent Trustees’ compensation	32,773
Accrued expenses and other liabilities	222,756
Total liabilities	$123,361,662
Net assets	$2,340,809,026
Net assets consist of
Paid-in capital	$2,157,557,061
Unrealized appreciation (depreciation) on investments	183,944,098
Accumulated net realized gain (loss) on investments	(2,640,992)
Undistributed net investment income	1,948,859
Net assets	$2,340,809,026
Shares of beneficial interest outstanding	261,698,740

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,027,992,150	114,971,038	$8.94
Class B	37,759,421	4,216,969	8.95
Class C	234,735,137	26,162,356	8.97
Class I	334,032,660	37,400,273	8.93
Class A1	703,915,962	78,682,985	8.95
Class B1	2,373,696	265,119	8.95

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and A1, for which the maximum offering prices per share were $9.39 [100 /95.25 x $8.94] and $9.40 [100 /95.25 x $8.95], respectively. On sales of $50,000 or more, the maximum offering price of Class A and Class A1 shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class A1, and Class B1 shares.

See Notes to Financial Statements

46

Financial Statements

STATEMENT OF OPERATIONS

Year ended 3/31/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$101,021,383
Dividends from underlying affiliated funds	170,299
Total investment income	$101,191,682
Expenses
Management fee	$8,655,075
Distribution and service fees	4,937,902
Shareholder servicing costs	1,652,260
Administrative services fee	301,252
Independent Trustees’ compensation	43,483
Custodian fee	193,448
Shareholder communications	89,037
Audit and tax fees	56,426
Legal fees	38,345
Interest expense and fees	532,417
Miscellaneous	262,350
Total expenses	$16,761,995
Fees paid indirectly	(42)
Reduction of expenses by investment adviser and distributor	(760,793)
Net expenses	$16,001,160
Net investment income	$85,190,522
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$9,659,299
Futures contracts	(516,930)
Net realized gain (loss) on investments	$9,142,369
Change in unrealized appreciation (depreciation)
Investments	$43,754,766
Futures contracts	(191,117)
Net unrealized gain (loss) on investments	$43,563,649
Net realized and unrealized gain (loss) on investments	$52,706,018
Change in net assets from operations	$137,896,540

See Notes to Financial Statements

47

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 3/31
	2013	2012
Change in net assets
From operations
Net investment income	$85,190,522	$82,595,972
Net realized gain (loss) on investments	9,142,369	(765,426)
Net unrealized gain (loss) on investments	43,563,649	158,561,689
Change in net assets from operations	$137,896,540	$240,392,235
Distributions declared to shareholders
From net investment income	$(80,639,245)	$(80,046,813)
Change in net assets from fund share transactions	$329,312,201	$161,400,565
Total change in net assets	$386,569,496	$321,745,987
Net assets
At beginning of period	1,954,239,530	1,632,493,543
At end of period (including undistributed net investment income of $1,948,859 and $2,286,749, respectively)	$2,340,809,026	$1,954,239,530

See Notes to Financial Statements

48

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 3/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.68	$7.91	$8.32	$7.66	$8.21
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.39	$0.41	$0.41	$0.38
Net realized and unrealized gain (loss) on investments	0.24	0.76	(0.42)	0.65	(0.51)
Total from investment operations	$0.59	$1.15	$(0.01)	$1.06	$(0.13)
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.38)	$(0.40)	$(0.40)	$(0.39)
From net realized gain on investments	—	—	—	—	(0.03)
Total distributions declared to shareholders	$(0.33)	$(0.38)	$(0.40)	$(0.40)	$(0.42)
Net asset value, end of period (x)	$8.94	$8.68	$7.91	$8.32	$7.66
Total return (%) (r)(s)(t)(x)	6.88	14.83	(0.24)	14.01	(1.53)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.81	0.81	0.82	0.92
Expenses after expense reductions (f)	0.76	0.77	0.78	0.78	0.74
Net investment income	3.90	4.69	4.95	5.04	4.88
Portfolio turnover	23	25	23	15	25
Net assets at end of period (000 omitted)	$1,027,992	$829,860	$764,621	$632,523	$420,234
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.74	0.74	0.74	0.75	0.67

See Notes to Financial Statements

49

Financial Highlights – continued

Class B	Years ended 3/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.70	$7.92	$8.34	$7.68	$8.22
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.33	$0.35	$0.35	$0.33
Net realized and unrealized gain (loss) on investments	0.23	0.77	(0.43)	0.65	(0.51)
Total from investment operations	$0.51	$1.10	$(0.08)	$1.00	$(0.18)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.32)	$(0.34)	$(0.34)	$(0.33)
From net realized gain on investments	—	—	—	—	(0.03)
Total distributions declared to shareholders	$(0.26)	$(0.32)	$(0.34)	$(0.34)	$(0.36)
Net asset value, end of period (x)	$8.95	$8.70	$7.92	$8.34	$7.68
Total return (%) (r)(s)(t)(x)	5.95	14.09	(1.10)	13.15	(2.13)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.56	1.56	1.57	1.68
Expenses after expense reductions (f)	1.51	1.52	1.53	1.53	1.49
Net investment income	3.15	3.91	4.21	4.30	4.12
Portfolio turnover	23	25	23	15	25
Net assets at end of period (000 omitted)	$37,759	$31,883	$22,842	$23,060	$20,978
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.48	1.49	1.49	1.50	1.42

See Notes to Financial Statements

50

Financial Highlights – continued

Class C	Years ended 3/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.71	$7.94	$8.35	$7.69	$8.24
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.33	$0.35	$0.35	$0.32
Net realized and unrealized gain (loss) on investments	0.24	0.76	(0.42)	0.65	(0.51)
Total from investment operations	$0.52	$1.09	$(0.07)	$1.00	$(0.19)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.32)	$(0.34)	$(0.34)	$(0.33)
From net realized gain on investments	—	—	—	—	(0.03)
Total distributions declared to shareholders	$(0.26)	$(0.32)	$(0.34)	$(0.34)	$(0.36)
Net asset value, end of period (x)	$8.97	$8.71	$7.94	$8.35	$7.69
Total return (%) (r)(s)(t)(x)	6.06	13.92	(0.97)	13.13	(2.25)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.56	1.56	1.57	1.67
Expenses after expense reductions (f)	1.51	1.52	1.52	1.53	1.48
Net investment income	3.14	3.92	4.19	4.26	4.10
Portfolio turnover	23	25	23	15	25
Net assets at end of period (000 omitted)	$234,735	$187,078	$149,727	$143,504	$77,937
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.48	1.49	1.49	1.50	1.41

See Notes to Financial Statements

51

Financial Highlights – continued

Class I	Year ended 3/31/13	Period ended 3/31/12 (i)
Net asset value, beginning of period	$8.67	$8.22
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.27
Net realized and unrealized gain (loss) on investments	0.24	0.44	(g)
Total from investment operations	$0.61	$0.71
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.26)
Net asset value, end of period (x)	$8.93	$8.67
Total return (%) (r)(s)(x)	7.15	8.75	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.55	(a)
Expenses after expense reductions (f)	0.51	0.52	(a)
Net investment income	4.13	4.70	(a)
Portfolio turnover	23	25
Net assets at end of period (000 omitted)	$334,033	$186,734
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.49	0.49	(a)

See Notes to Financial Statements

52

Financial Highlights – continued

Class A1	Years ended 3/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.69	$7.92	$8.33	$7.67	$8.21
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.41	$0.43	$0.43	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	0.24	0.76	(0.42)	0.65	(0.50)
Total from investment operations	$0.61	$1.17	$0.01	$1.08	$(0.10)
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.40)	$(0.42)	$(0.42)	$(0.41)
From net realized gain on investments	—	—	—	—	(0.03)
Total distributions declared to shareholders	$(0.35)	$(0.40)	$(0.42)	$(0.42)	$(0.44)
Net asset value, end of period (x)	$8.95	$8.69	$7.92	$8.33	$7.67
Total return (%) (r)(s)(t)(x)	7.14	15.11	0.01	14.28	(1.15)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.56	0.56	0.57	0.68
Expenses after expense reductions (f)	0.51	0.52	0.53	0.53	0.49
Net investment income	4.18	4.96	5.22	5.32	5.13
Portfolio turnover	23	25	23	15	25
Net assets at end of period (000 omitted)	$703,916	$714,380	$689,074	$787,041	$746,020
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.49	0.49	0.49	0.50	0.42

See Notes to Financial Statements

53

Financial Highlights – continued

Class B1	Years ended 3/31
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.69	$7.92	$8.34	$7.67	$8.22
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.35	$0.37	$0.37	$0.35
Net realized and unrealized gain (loss) on investments	0.24	0.76	(0.43)	0.66	(0.52)
Total from investment operations	$0.55	$1.11	$(0.06)	$1.03	$(0.17)
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.34)	$(0.36)	$(0.36)	$(0.35)
From net realized gain on investments	—	—	—	—	(0.03)
Total distributions declared to shareholders	$(0.29)	$(0.34)	$(0.36)	$(0.36)	$(0.38)
Net asset value, end of period (x)	$8.95	$8.69	$7.92	$8.34	$7.67
Total return (%) (r)(s)(t)(x)	6.34	14.24	(0.86)	13.56	(2.02)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.56	1.56	1.48	1.44
Expenses after expense reductions (f)	1.27	1.28	1.29	1.29	1.24
Net investment income	3.47	4.23	4.46	4.57	4.36
Portfolio turnover	23	25	23	15	25
Net assets at end of period (000 omitted)	$2,374	$4,304	$6,230	$12,558	$18,190
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.25	1.26	1.26	1.26	1.17

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, August 1, 2011, through the stated period end.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

54

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal Income Fund (the fund) is a series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and the funds may be required to issue Forms 1099-DIV.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In January 2013, the FASB issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting

55

Notes to Financial Statements – continued

to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value

56

Notes to Financial Statements – continued

assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$2,244,587,929	$—	$2,244,587,929
Short Term Securities	—	3,800,000	—	3,800,000
Mutual Funds	178,303,578	—	—	178,303,578
Total Investments	$178,303,578	$2,248,387,929	$—	$2,426,691,507

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. At March 31, 2013, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended March 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(516,930)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended March 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(191,117)

57

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been segregated to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the

58

Notes to Financial Statements – continued

insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificates holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holders of the inverse floater transfer the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates from trust assets”. The carrying value of the fund’s payable to the holders of the floating rate certificates from trust assets as reported in the fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered Level 2 under the fair value hierarchy disclosure. At March 31, 2013, the fund’s payable to the holders of the floating rate certificates from trust assets was $64,934,589 and the interest rate on the floating rate certificates issued by these trust was 0.14%. For the year ended March 31, 2013, the average payable to the holders of the floating rate certificates from trust assets was $64,493,162 at a weighted average interest rate of 0.21%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended March 31, 2013, interest expense and fees in connection with self-deposited inverse floaters was $532,417. Primary and externally deposited inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the

59

Notes to Financial Statements – continued

performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended March 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

60

Notes to Financial Statements – continued

asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	3/31/13	3/31/12
Ordinary income (including any short-term capital gains)	$425,667	$114,937
Tax-exempt income	80,213,578	79,931,876
Total distributions	$80,639,245	$80,046,813

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/13
Cost of investments	$2,170,593,215
Gross appreciation	198,139,075
Gross depreciation	(6,975,372)
Net unrealized appreciation (depreciation)	$191,163,703
Undistributed tax-exempt income	9,419,314
Capital loss carryforwards	(8,290,764)
Post-October capital loss deferral	(1,790,412)
Other temporary differences	(7,249,876)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

3/31/18	$(937,881)
3/31/19	(7,352,883)
Total	$(8,290,764)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss)

61

Notes to Financial Statements – continued

are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class B1 shares will convert to Class A and Class A1 shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 3/31/13	Year ended 3/31/12 (i)
Class A	$35,251,132	$37,590,066
Class B	1,071,488	988,135
Class C	6,335,838	6,151,681
Class I	9,308,718	1,224,540
Class A1	28,570,074	33,883,026
Class B1	101,995	209,365
Total	$80,639,245	$80,046,813

(i)	For Class I, the period is from inception, August 1, 2011, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.37% of the fund’s average daily net assets in excess of $1.3 billion up to $2.0 billion and 0.35% of average daily net assets in excess of $2.0 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2013. For the year ended March 31, 2013, this management fee reduction amounted to $294,047, which is shown as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended March 31, 2013 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2013. For the year ended March 31, 2013, this reduction amounted to $452,409 and is reflected as a reduction of total expenses in the Statement of Operations.

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Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,121,090 and $40,023 for the year ended March 31, 2013, as its portion of the initial sales charge on sales of Class A and Class A1 shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,381,557
Class B	0.75%	0.25%	1.00%	1.00%	363,938
Class C	0.75%	0.25%	1.00%	1.00%	2,161,086
Class B1	0.75%	0.25%	1.00%	0.76%	31,321
Total Distribution and Service Fees					$4,937,902

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2013 based on each class’s average daily net assets. The service fee rate attributable to Class B1 shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B1 shares has been reduced by MFD to 0.00% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2013. For the year ended March 31, 2013, this reduction amounted to $7,481 and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A and A1 shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class B1 shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2013, were as follows:

Amount
Class A	$30,254
Class B	46,302
Class C	40,718
Class A1	—
Class B1	1,791

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Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended March 31, 2013, the fee was $403,735, which equated to 0.0186% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,248,525.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2013 was equivalent to an annual effective rate of 0.0139% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $2,297 and is included in independent Trustees’ compensation for the year ended March 31, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $32,753 at March 31, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended March 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $16,495 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $6,856, which is shown as a reduction of total expenses in the

64

Notes to Financial Statements – continued

Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $774,481,034 and $485,222,571, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 3/31/13		Year ended 3/31/12 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	36,472,000	$326,896,860	31,605,026	$265,489,266
Class B	1,100,675	9,831,689	1,224,582	10,313,603
Class C	7,875,002	70,807,617	5,806,040	48,992,346
Class I	19,850,296	178,299,684	21,864,292	189,817,241
Class A1	1,127,701	10,092,638	942,432	7,861,579
Class B1	3,599	32,172	4,502	37,499
	66,429,273	$595,960,660	61,446,874	$522,511,534

Shares issued in connection with acquisition of MFS Florida Municipal Bond Fund
Class A	—	$—	4,655,433	$38,965,972
Class B	—	—	208,208	1,744,785
	—	$—	4,863,641	$40,710,757

Shares issued to shareholders in reinvestment of distributions
Class A	3,218,071	$28,857,419	3,348,420	$28,041,569
Class B	97,754	877,642	80,256	673,945
Class C	520,167	4,679,367	480,003	4,032,888
Class I	823,122	7,370,556	93,633	813,164
Class A1	2,297,677	20,598,377	2,633,704	22,043,900
Class B1	8,469	75,799	18,749	156,526
	6,965,260	$62,459,160	6,654,765	$55,761,992

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Notes to Financial Statements – continued

	Year ended 3/31/13		Year ended 3/31/12 (i)
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(20,294,809)	$(182,345,429)	(40,659,702)	$(345,000,233)
Class B	(648,148)	(5,813,743)	(728,776)	(6,074,562)
Class C	(3,704,313)	(33,329,539)	(3,670,868)	(30,519,879)
Class I	(4,803,799)	(43,009,247)	(427,271)	(3,672,860)
Class A1	(6,971,461)	(62,445,595)	(8,379,647)	(69,710,717)
Class B1	(242,009)	(2,164,066)	(314,515)	(2,605,467)
	(36,664,539)	$(329,107,619)	(54,180,779)	$(457,583,718)

Net change
Class A	19,395,262	$173,408,850	(1,050,823)	$(12,503,426)
Class B	550,281	4,895,588	784,270	6,657,771
Class C	4,690,856	42,157,445	2,615,175	22,505,355
Class I	15,869,619	142,660,993	21,530,654	186,957,545
Class A1	(3,546,083)	(31,754,580)	(4,803,511)	(39,805,238)
Class B1	(229,941)	(2,056,095)	(291,264)	(2,411,442)
	36,729,994	$329,312,201	18,784,501	$161,400,565

(i)	For Class I, the period is from inception, August 1, 2011, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2013, the fund’s commitment fee and interest expense were $13,039 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	104,294,056	704,136,886	(630,127,364)	178,303,578

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$170,299	$178,303,578

(8) Acquisitions

At close of business on November 4, 2011, the fund with net assets of $1,737,598,117, acquired all of the assets and liabilities of MFS Florida Municipal Bond Fund. The purpose of the transaction was to provide shareholders of the MFS Florida Municipal Bond Fund the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 4,863,641 shares of the fund (valued at $40,710,757) for all of the assets and liabilities of MFS Florida Municipal Bond Fund. MFS Florida Municipal Bond Fund then distributed the shares of the fund that MFS Florida Municipal Bond Fund received from the fund to its shareholders. MFS Florida Municipal Bond Fund’s investments on that date were valued at $40,178,414 with a cost basis of $39,210,441. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Florida Municipal Bond Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Fund (one of the portfolios comprising MFS Municipal Series Trust) (the “Fund”) as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Income Fund as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 15, 2013

68

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

69

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

70

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

71

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the

72

Trustees and Officers – continued

purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

73

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Geoffrey Schechter

74

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year 99.47% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

75

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

76

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

77

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

March 31, 2013

MFS® MUNICIPAL SERIES TRUST

For the states of:

Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts

MSTA-ANN

MFS® MUNICIPAL SERIES TRUST

For the states of: Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The first quarter of 2013 delivered strong returns to global equity investors, particularly those holding U.S. and Japanese stocks, while bond returns were flat overall. The U.S. economy picked up steam, driven by the improving housing and job markets. U.S. economic data were broadly positive, with growth in manufacturing activity, durable goods orders and auto sales. However, consumer confidence wavered somewhat, a likely reflection of the impact of the payroll tax increase and uncertainty over the U.S. government’s across-the-board sequestration cuts.

The eurozone’s unemployment picture and overall economic activity steadily worsened. Cyprus, the latest debt-crisis hot spot, faces unique challenges, with its oversized banking sector’s unhealthy exposure to Greek debt. In addition, the hefty cost to large bank depositors could weaken confidence in the region’s financial stability. China’s economic activity rebounded after a mild slowdown in 2012. The Japanese government’s aggressive effort to stimulate its long-dormant economy by devaluing the yen lifted stock prices, exports and profits for struggling Japanese firms. The outlook for further economic growth and an extension of the U.S. bull market is highly dependent on how much damage is caused by the U.S. budget cuts, global growth prospects and the ebb and flow of global tail risk events. Most factors point to a continued slow and uneven global economic recovery.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We also remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

May 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

MFS Alabama Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	19.6%
Universities – Colleges	14.6%
Water & Sewer Utility Revenue	12.6%
General Obligations – Schools	11.4%
General Obligations – General Purpose	9.1%

Composition including fixed income credit quality (a)(i)
AAA	3.6%
AA	35.1%
A	36.4%
BBB	14.3%
BB	4.0%
B	0.5%
Not Rated	4.1%
Cash & Other	2.0%

Portfolio facts (i)
Average Duration (d)	8.3
Average Effective Maturity (m)	18.2 yrs.

MFS Arkansas Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	22.2%
Water & Sewer Utility Revenue	13.5%
General Obligations – Schools	12.4%
Sales & Excise Tax Revenue	10.4%
Healthcare Revenue – Hospitals	9.4%

Composition including fixed income credit quality (a)(i)
AAA	4.5%
AA	51.5%
A	23.6%
BBB	14.8%
BB	1.3%
B	0.7%
Not Rated	1.9%
Cash & Other	1.7%

Portfolio facts (i)
Average Duration (d)	8.4
Average Effective Maturity (m)	17.1 yrs.

MFS California Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	17.2%
Universities – Colleges	10.7%
General Obligations – Schools	8.5%
Tax Assessment	7.7%
Water & Sewer Utility Revenue	7.6%

Composition including fixed income credit quality (a)(i)
AAA	1.3%
AA	23.7%
A	44.2%
BBB	17.9%
BB	5.2%
B	1.3%
Not Rated	4.9%
Cash & Other	1.5%

Portfolio facts (i)
Average Duration (d)	9.3
Average Effective Maturity (m)	18.9 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 3/31/13.

The portfolio is actively managed and current holdings may be different.

2

Portfolio Composition – continued

MFS Georgia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	18.5%
Healthcare Revenue – Hospitals	16.3%
Water & Sewer Utility Revenue	14.7%
General Obligations – General Purpose	7.4%
Sales & Excise Tax Revenue	6.2%

Composition including fixed income credit quality (a)(i)
AAA	9.4%
AA	34.7%
A	38.4%
BBB	11.6%
BB	1.4%
B	0.8%
Not Rated	0.9%
Cash & Other	2.8%

Portfolio facts (i)
Average Duration (d)	9.0
Average Effective Maturity (m)	18.2 yrs.

MFS Maryland Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	22.1%
General Obligations – General Purpose	13.4%
Universities – Colleges	10.7%
Water & Sewer Utility Revenue	8.7%
Multi-Family Housing Revenue	5.9%

Composition including fixed income credit quality (a)(i)
AAA	15.9%
AA	23.3%
A	26.7%
BBB	24.2%
BB	1.5%
B	0.7%
Not Rated	4.0%
Cash & Other	3.7%

Portfolio facts (i)
Average Duration (d)	8.8
Average Effective Maturity (m)	18.4 yrs.

MFS Massachusetts Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	21.5%
Healthcare Revenue – Hospitals	14.5%
General Obligations – General Purpose	10.5%
Sales & Excise Tax Revenue	8.5%
Multi-Family Housing Revenue	5.9%

Composition including fixed income credit quality (a)(i)
AAA	5.5%
AA	41.1%
A	26.0%
BBB	20.8%
BB	1.9%
B	1.0%
Not Rated	1.3%
Cash & Other	2.4%

Portfolio facts (i)
Average Duration (d)	9.4
Average Effective Maturity (m)	18.4 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 3/31/13.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2013, Class A shares of each fund, at net asset value, with the exception of the municipal bond funds of Arkansas and Maryland, outperformed the Barclays Municipal Bond Index. These included the municipal bond funds of Alabama, California, Georgia, and Massachusetts. The performance for the individual funds and the benchmark are set forth in the Performance Summary.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

Within a couple of months, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the middle of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a greater degree of caution as the reporting period ended.

Over the reporting period, municipal bond yields generally followed the direction of U.S. Treasury yields. Yields on “AAA” rated (r) municipal bonds declined throughout the first half of the period, hitting multi-generational lows in late November/early December, before rising over the second half of the period, and ending the twelve month period modestly lower. At the same time, spreads between higher quality bonds and lower quality bonds continued to decline, with “BBB” rated municipal bonds outperforming “AAA” rated municipal bonds and non-investment grade/non-rated bonds outperforming “BBB” rated municipal bonds. This reflects the strong technical backdrop over the trailing twelve months with demand for municipals outstripping supply, and investors continuing their search for yield. Near the end of the period, a number of developments emerged that have the potential to shift the balance of supply and demand. Amongst the more notable were a marked decline in the pace of inflows into, and even some outflows from, municipal bond funds, and proposals to alter the tax treatment of tax-exempt income.

Factors Affecting Performance

The funds’ longer duration (d) stance relative to the Barclays Municipal Bond Index benefited results as the positive sentiment in the municipal bond markets pushed yields lower during the reporting period.

Among sectors, general obligation securities were notable contributors to the relative performance of all funds. A greater relative exposure to the health care sector aided relative returns across all funds, with the exception of the Arkansas Fund, where it had a neutral exposure. The credit enhanced sector was another positive factor for relative performance in all funds, with the exception of the Maryland Fund, where bond selection hurt relative results. Education bonds further supported relative returns in the California, Georgia, and Massachusetts funds. An underweight allocation to “AA” rated securities also strengthened relative performance across all funds.

Bond selection in the housing sector held back relative results for the Arkansas and Massachusetts funds. All funds’ cash and/or cash equivalents positions during the period were additional detractors from relative performance. Under normal market conditions, the funds strive to be fully invested and generally hold cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Michael Dawson

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

4

Management Review – continued

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 3/31/13

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund's results have been compared to the Barclays Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued nationwide, while each of the funds is limited to investing primarily in the bonds of a particular state. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Alabama Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/13

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	2/01/90	5.63%	5.51%	4.46%
B	9/07/93	4.85%	4.73%	3.69%

Comparative benchmark
Barclays Municipal Bond Index (f)		5.25%	6.10%	5.01%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		0.62%	4.49%	3.96%
B With CDSC (Declining over six years from 4% to 0%) (x)		0.85%	4.39%	3.69%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

6

Performance Summary – continued

MFS Arkansas Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/13

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	2/03/92	4.10%	5.22%	4.29%
B	9/07/93	3.29%	4.39%	3.48%

Comparative benchmark
Barclays Municipal Bond Index (f)		5.25%	6.10%	5.01%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(0.84)%	4.20%	3.79%
B With CDSC (Declining over six years from 4% to 0%) (x)		(0.71)%	4.05%	3.48%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

MFS California Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/13

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/18/85	7.59%	6.32%	4.82%
B	9/07/93	6.75%	5.52%	4.02%
C	1/03/94	6.60%	5.35%	3.87%

Comparative benchmark
Barclays Municipal Bond Index (f)		5.25%	6.10%	5.01%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		2.48%	5.29%	4.31%
B With CDSC (Declining over six years from 4% to 0%) (x)		2.75%	5.19%	4.02%
C With CDSC (1% for 12 months) (x)		5.60%	5.35%	3.87%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

MFS Georgia Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/13

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/06/88	5.38%	5.53%	4.43%
B	9/07/93	4.57%	4.73%	3.67%

Comparative benchmark
Barclays Municipal Bond Index (f)		5.25%	6.10%	5.01%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		0.38%	4.51%	3.92%
B With CDSC (Declining over six years from 4% to 0%) (x)		0.57%	4.39%	3.67%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

9

Performance Summary – continued

MFS Maryland Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/13

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	4.86%	5.51%	4.28%
B	9/07/93	4.17%	4.74%	3.57%

Comparative benchmark
Barclays Municipal Bond Index (f)		5.25%	6.10%	5.01%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(0.13)%	4.48%	3.77%
B With CDSC (Declining over six years from 4% to 0%) (x)		0.17%	4.41%	3.57%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

10

Performance Summary – continued

MFS Massachusetts Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/13

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	4/09/85	5.48%	5.85%	4.69%
B	9/07/93	4.69%	5.08%	3.97%

Comparative benchmark
Barclays Municipal Bond Index (f)		5.25%	6.10%	5.01%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		0.47%	4.83%	4.19%
B With CDSC (Declining over six years from 4% to 0%) (x)		0.69%	4.75%	3.97%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

11

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2012 through March 31, 2013

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2012 through March 31, 2013.

Actual expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS ALABAMA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Expenses Paid During Period (p) 10/01/12-3/31/13
A	Actual	0.93%	$1,000.00	$1,007.82	$4.66
	Hypothetical (h)	0.93%	$1,000.00	$1,020.29	$4.68
B	Actual	1.68%	$1,000.00	$1,004.07	$8.39
	Hypothetical (h)	1.68%	$1,000.00	$1,016.55	$8.45

MFS ARKANSAS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Expenses Paid During Period (p) 10/01/12-3/31/13
A	Actual	0.72%	$1,000.00	$1,003.97	$3.60
	Hypothetical (h)	0.72%	$1,000.00	$1,021.34	$3.63
B	Actual	1.52%	$1,000.00	$999.99	$7.58
	Hypothetical (h)	1.52%	$1,000.00	$1,017.35	$7.64

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

12

Expense Tables – continued

MFS CALIFORNIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Expenses Paid During Period (p) 10/01/12-3/31/13
A	Actual	0.70%	$1,000.00	$1,020.32	$3.53
	Hypothetical (h)	0.70%	$1,000.00	$1,021.44	$3.53
B	Actual	1.48%	$1,000.00	$1,016.37	$7.44
	Hypothetical (h)	1.48%	$1,000.00	$1,017.55	$7.44
C	Actual	1.60%	$1,000.00	$1,015.69	$8.04
	Hypothetical (h)	1.60%	$1,000.00	$1,016.95	$8.05

MFS GEORGIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Expenses Paid During Period (p) 10/01/12-3/31/13
A	Actual	0.95%	$1,000.00	$1,005.16	$4.75
	Hypothetical (h)	0.95%	$1,000.00	$1,020.19	$4.78
B	Actual	1.70%	$1,000.00	$1,000.51	$8.48
	Hypothetical (h)	1.70%	$1,000.00	$1,016.45	$8.55

MFS MARYLAND MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Expenses Paid During Period (p) 10/01/12-3/31/13
A	Actual	0.92%	$1,000.00	$1,005.77	$4.60
	Hypothetical (h)	0.92%	$1,000.00	$1,020.34	$4.63
B	Actual	1.67%	$1,000.00	$1,002.03	$8.34
	Hypothetical (h)	1.67%	$1,000.00	$1,016.60	$8.40

MFS MASSACHUSETTS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Expenses Paid During Period (p) 10/01/12-3/31/13
A	Actual	0.83%	$1,000.00	$1,005.79	$4.15
	Hypothetical (h)	0.83%	$1,000.00	$1,020.79	$4.18
B	Actual	1.58%	$1,000.00	$1,002.04	$7.89
	Hypothetical (h)	1.58%	$1,000.00	$1,017.05	$7.95

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

13

PORTFOLIO OF INVESTMENTS

3/31/13

MFS ALABAMA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.9%

Issuer	Shares/Par	Value ($)
Airport Revenue - 1.6%
Birmingham, AL, Airport Authority Rev., AGM, 5.25%, 2030	$1,000,000	$1,144,080

General Obligations - General Purpose - 9.0%
Auburn, AL, Sewer Rev., “H”, 5.625%, 2033	$1,000,000	$1,198,410
Boaz, AL, School Warrants, “A”, SYNCORA, 5%, 2029	650,000	687,661
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	180,000	179,435
Commonwealth of Puerto Rico, “A”, 6%, 2038	305,000	309,755
Enterprise, AL, School Warrants, ASSD GTY, 5%, 2029	250,000	269,728
Huntsville, AL, Capital Improvement Warrants, “A”, 5%, 2024	215,000	261,913
Huntsville, AL, Capital Improvement Warrants, “A”, 5%, 2025	1,000,000	1,208,790
Madison, AL, Refunding Warrants, 5.15%, 2039	1,000,000	1,091,770
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, 5.25%, 2033	310,000	300,579
Puerto Rico Public Buildings Authority Rev., Guaranteed, “S”, 6%, 2041	285,000	289,036
State of California, 6%, 2039	550,000	657,970
		$6,455,047
General Obligations - Improvement - 2.6%
Birmingham, AL, “A”, AMBAC, 4.5%, 2032	$890,000	$956,723
Guam Government, “A”, 6.75%, 2029	260,000	290,776
Guam Government, “A”, 7%, 2039	60,000	66,899
Montgomery County, AL, Warrants, SYNCORA, 5%, 2028	500,000	561,165
		$1,875,563
General Obligations - Schools - 11.3%
Clovis, CA, Unified School District (Election of 2004), Capital Appreciation, “A”, 0%, 2027	$685,000	$385,655
Florence, AL, Board of Education, Tax Anticipation School Warrants, 4%, 2025	750,000	828,000
Huntsville, AL, School Warrants, “B”, 5%, 2029	500,000	582,980
Jefferson County, AL, School Warrants, AGM, 5.5%, 2020	1,750,000	1,750,333
Lee County, AL, School Warrants, ASSD GTY, 4.75%, 2029	880,000	983,074
Madison County, AL, Board of Education, ASSD GTY, 5.125%, 2034	1,000,000	1,092,320
Shelby County, AL, Board of Education Capital Outlay School Warrants (Ten Mill County Tax), 5%, 2024	750,000	880,778
Shelby County, AL, Board of Education Capital Outlay School Warrants (Ten Mill County Tax), 5%, 2031	500,000	564,075
Sumter County, AL, School Warrants, 5.2%, 2039	1,000,000	1,053,800
		$8,121,015

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - 19.4%
Alabama Special Care Facilities Financing Authority (Ascension Health Senior Credit), “C-2”, 5%, 2036	$750,000	$825,630
Alabama Special Care Facilities Financing Authority (Daughters of Charity), ETM, AMBAC, 5%, 2025 (c)	1,500,000	1,504,020
Alabama Special Care Facilities Financing Authority Rev. (Ascension Health), BHAC, 5%, 2039	750,000	826,177
Alexander City, AL, Special Care Facilities Financing Authority Medical Facilities Rev., “A” (Russell Hospital Corp.), 5.75%, 2036	500,000	514,385
Arizona Health Facilities Authority Rev. (Banner Health), “A”, 4%, 2043	235,000	228,606
Birmingham, AL, Special Care Facilities Financing Authority Health Care Rev. (Children’s Hospital), ASSD GTY, 6%, 2039	750,000	854,400
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.25%, 2032	165,000	171,478
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 7%, 2036	300,000	326,664
East Alabama Health Care Authority, Health Care Facilities Rev., 5.25%, 2036 (b)	1,000,000	1,140,520
East Alabama Health Care Authority, Health Care Facilities Rev., “A”, 5%, 2027	1,000,000	1,072,760
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	435,000	500,794
Health Care Authority for Baptist Health, AL, “D”, 5%, 2021	875,000	922,539
Huntsville, AL, Health Care Authority Rev., “A”, 5%, 2030	1,000,000	1,057,850
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	255,000	303,924
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	265,000	279,951
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	105,000	116,460
Mobile, AL, Special Care Facilities Financing Authority Rev. (Infirmary Health System, Inc.), “A”, 5.25%, 2030	500,000	526,605
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 2031	500,000	517,275
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	370,000	429,141
University of Alabama at Birmingham, AL, Hospital Rev., “A”, 5.25%, 2025	500,000	570,260
Wisconsin Health & Educational Facilities Authority Rev. (Mercy Alliance), 5%, 2039	220,000	234,984

14

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	$505,000	$585,982
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	340,000	363,637
		$13,874,042
Healthcare Revenue - Long Term Care - 1.1%
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 5%, 2039	$750,000	$791,475

Industrial Revenue - Paper - 2.6%
Butler, AL, Industrial Development Board, Solid Waste Disposal Rev. (Georgia-Pacific Corp.), 5.75%, 2028	$200,000	$210,438
Camden, AL, Industrial Development Board Exempt Facilities Rev., “B” (Weyerhaeuser Co.), 6.375%, 2013 (c)	500,000	519,085
Phenix City, AL, Industrial Development Board Environmental Improvement Rev. (MeadWestvaco Coated Board Project), “A”, 4.125%, 2035	500,000	481,350
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 6.25%, 2033	250,000	283,478
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 2035	300,000	331,083
		$1,825,434
Multi-Family Housing Revenue - 0.9%
Alabama Housing Finance Authority, Multi-Family Residential Development Rev., FHA, 7.25%, 2023	$670,000	$670,482

Port Revenue - 0.8%
Alabama Port Authority Docks Facility, 6%, 2040	$500,000	$594,135

Sales & Excise Tax Revenue - 3.1%
Baldwin County, AL, Board of Education, Capital Outlay, School Warrants, AMBAC, 5%, 2029	$1,000,000	$1,054,670
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	325,000	372,544
Guam Government Business Privilege Tax Rev., “B-1”, 5%, 2037	120,000	131,088
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 2031	515,000	636,669
		$2,194,971
Single Family Housing - State - 0.8%
Alabama Housing Finance Authority, Single Family Mortgage Rev., “B”, GNMA, 5.375%, 2033	$505,000	$536,623

Issuer	Shares/Par	Value ($)
State & Local Agencies - 6.6%
Alabama Incentives Financing Authority Special Obligation, “A”, 5%, 2029	$1,000,000	$1,124,520
Alabama Public School & College Authority Rev., “A”, 5%, 2019	1,000,000	1,220,770
Alabama Public School & College Authority Rev., “A”, 5%, 2019 (c)	1,000,000	1,228,010
Anniston, AL, Public Building Authority Rev. (Judicial Center Project), AGM, 5%, 2032	500,000	566,560
Bessemer, AL, Public Educational Building Authority Rev. (DHR Building Project), “A”, ASSD GTY, 5%, 2030	385,000	433,983
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 2039	145,000	172,428
		$4,746,271
Tax - Other - 1.6%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$95,000	$103,786
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	30,000	32,733
New Jersey Economic Development Authority Rev., 5%, 2025	70,000	79,850
New Jersey Economic Development Authority Rev., 5%, 2026	35,000	39,657
New Jersey Economic Development Authority Rev., 5%, 2028	15,000	16,781
New Jersey Economic Development Authority Rev., 5%, 2029	15,000	16,706
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	65,000	70,620
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	65,000	71,731
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	400,000	437,872
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 2039	235,000	259,668
		$1,129,404
Toll Roads - 0.8%
Triborough Bridge & Tunnel Authority Rev., NY, Capital Appreciation ,“A”, 0%, 2029	$280,000	$148,579
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.25%, 2032	70,000	74,859
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 2037	110,000	125,666
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 2042	180,000	193,336
		$542,440
Universities - Colleges - 14.5%
Alabama State University Board of Education Rev. (Chattahoochee Valley Community College), ASSD GTY, 5%, 2034	$1,300,000	$1,407,926

15

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Alabama State University Rev., General Tuition & Fee, ASSD GTY, 5.75%, 2039	$1,000,000	$1,138,640
Auburn University, General Fee Rev., AMBAC, 5%, 2029	1,000,000	1,054,670
Auburn University, General Fee Rev., “A”, 5%, 2019	500,000	608,525
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 2032	10,000	10,875
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5.25%, 2042	70,000	76,777
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	550,000	622,919
Jacksonville State University, Tuition & Fee Rev., ASSD GTY, 5.125%, 2038	1,000,000	1,076,900
University of Alabama (Huntsville), General Fee Rev., “A2”, 4%, 2026	890,000	967,964
University of Alabama, General Rev., NATL, 5%, 2034	1,000,000	1,045,380
University of Alabama, General Rev., “A”, NATL, 5%, 2029	1,000,000	1,047,290
University of South Alabama, University Rev., AMBAC, 5%, 2029	1,000,000	1,122,690
University of South Alabama, University Rev., BHAC, 5%, 2038	150,000	161,978
		$10,342,534
Universities - Dormitories - 0.0%
Oregon Facilities Authority, Student Housing Rev. (Southern Oregon University), ASSD GTY, 5%, 2044	$20,000	$21,774

Universities - Secondary Schools - 0.3%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	$190,000	$223,432

Utilities - Investor Owned - 0.1%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	$70,000	$79,863

Utilities - Municipal Owned - 5.8%
Alabama Municipal Electric Power Authority, “A”, NATL, 5%, 2023	$1,000,000	$1,019,860
Chatom, AL, Industrial Development Board Gulf Opportunity Zone (PowerSouth Energy), “A”, ASSD GTY, 5%, 2037	1,000,000	1,103,650
Foley, AL, Utilities Board Utilities Rev., AGM, 5%, 2025	1,000,000	1,118,120

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	$130,000	$155,100
Tuskegee, AL, Utilities Board, Utility Rev., 4.5%, 2037	750,000	782,730
		$4,179,460
Utilities - Other - 1.5%
Nebraska Central Plains Energy Project, Gas Project Rev., “3”, 5%, 2032	$305,000	$339,078
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	155,000	172,903
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	295,000	341,451
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2027	205,000	222,021
		$1,075,453
Water & Sewer Utility Revenue - 12.5%
Alabaster, AL, Sewer Rev., NATL, 5%, 2029	$750,000	$758,557
Bessemer, AL, Governmental Utilities Services Corp. Water Supply Rev., ASSD GTY, 5%, 2039	1,000,000	1,058,760
Birmingham, AL, Waterworks & Sewer Board Rev., “A”, AGM, 4.5%, 2035	400,000	421,188
Birmingham, AL, Waterworks Board Water Rev., “A”, ASSD GTY, 5.125%, 2034	750,000	824,760
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	2,000,000	2,009,580
Cullman, AL, Utilities Board Water Rev., AGM, 5%, 2026	500,000	574,230
Montgomery, AL, Waterworks & Sanitary Sewer Board Rev., AGM, 5%, 2015 (c)	1,000,000	1,089,500
Scottsboro, AL, Waterworks Sewer & Gas Board Rev., 5%, 2032	1,000,000	1,110,040
Tuscumbia, AL, Water & Sewer Rev., AGM, 4.5%, 2040	1,000,000	1,068,700
		$8,915,315
Total Municipal Bonds (Identified Cost, $64,022,934)		$69,338,813

Money Market Funds - 2.1%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	1,531,701	$1,531,701
Total Investments (Identified Cost, $65,554,635)		$70,870,514

Other Assets, Less Liabilities - 1.0%		694,512
Net Assets - 100.0%		$71,565,026

See Portfolio Footnotes and Notes to Financial Statements

16

PORTFOLIO OF INVESTMENTS

3/31/13

MFS ARKANSAS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.0%

Issuer	Shares/Par	Value ($)
Airport Revenue - 0.2%
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 2027	$135,000	$152,586
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 2028	130,000	146,254
Denver, CO, City & County Airport Systems Rev., “B”, 5%, 2032	260,000	294,554
		$593,394
General Obligations - General Purpose - 6.0%
Arkansas College Savings, Capital Appreciation, “A”, ETM, 0%, 2017 (c)	$1,840,000	$1,773,981
Arkansas Federal Highway Grant Anticipation & Tax Rev., 5%, 2021	2,000,000	2,501,580
Commonwealth of Puerto Rico, “A”, 5.5%, 2015	2,015,000	2,136,081
Commonwealth of Puerto Rico, “A”, 5.25%, 2027	920,000	919,926
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	2,000,000	2,093,540
Puerto Rico Public Buildings Authority Rev. (State Office Building), “F”, SYNCORA, 5.25%, 2025	2,000,000	2,005,200
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2031	420,000	460,543
Puerto Rico Public Buildings Authority Rev., Guaranteed, “Q”, 5.625%, 2039	1,255,000	1,243,831
State of California, 6%, 2039	1,160,000	1,387,720
		$14,522,402
General Obligations - Improvement - 0.4%
Guam Government, “A”, 6.75%, 2029	$515,000	$575,961
Guam Government, “A”, 5.25%, 2037	255,000	257,063
Guam Government, “A”, 7%, 2039	65,000	72,474
		$905,498
General Obligations - Schools - 12.3%
Arkansas College Savings, Capital Appreciation, “B”, ETM, 0%, 2013 (c)	$1,000,000	$999,500
Arkansas College Savings, Capital Appreciation, “B”, ETM, 0%, 2014 (c)	1,150,000	1,144,940
Arkansas College Savings, Capital Appreciation, “B”, ETM, 0%, 2015 (c)	1,100,000	1,087,251
Benton, AR, School District No. 8, 4.85%, 2040	1,895,000	1,923,785
Bentonville, AR, School District No. 6, “A”, 5%, 2024	3,185,000	3,608,191
Bentonville, AR, School District No. 6, “A”, 4.5%, 2040	3,000,000	3,207,420
Cabot, AR, School District No. 4, Lonoke County, “A”, AMBAC, 4.7%, 2038	1,500,000	1,522,050
Clovis, CA, Unified School District (Election of 2004), Capital Appreciation, “A”, 0%, 2027	2,320,000	1,306,160

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Crittenden County, AR, Community College District, 4.6%, 2035	$285,000	$293,031
Crittenden County, AR, Community College District, 4.7%, 2040	625,000	641,600
Crittenden County, AR, Community College District, 4%, 2042	1,500,000	1,442,775
Lincoln, AR, School District No. 48, 4%, 2032	720,000	738,986
Little Rock, AR, School District, 4%, 2033	2,000,000	2,048,300
Northwest Arkansas Community College District, Capital Improvement, AMBAC, 5%, 2028	1,380,000	1,433,558
Pine Bluff, AR, School District No. 003, AGM, 4.125%, 2034	2,070,000	2,112,870
Pulaski, AR, Special School District Construction, 5%, 2035	2,000,000	2,052,400
Springdale, AR, School District No. 050, “A”, 4.625%, 2037	2,000,000	2,123,760
Springdale, AR, School District No. 50, 3%, 2029	910,000	873,782
Van Buren, AR, School District No. 42, 4.5%, 2031	375,000	391,515
Van Buren, AR, School District No. 42, 4.625%, 2033	745,000	778,279
		$29,730,153
Healthcare Revenue - Hospitals - 9.3%
Arizona Health Facilities Authority Rev. (Banner Health), “A”, 4%, 2043	$790,000	$768,504
Arkansas Development Finance Authority, Health Refunding Rev. (Sister of Mercy), “A”, NATL, 5%, 2013	1,140,000	1,148,675
Batesville, AR, Medical District Rev. (White River Medical Center), 5.5%, 2024	750,000	762,150
Baxter County, AR, Hospital Rev. (Baxter Regional Hospital), 5%, 2026	1,000,000	1,051,090
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.25%, 2032	520,000	540,415
Conway, AR, Hospital Rev. (Conway Regional Medical Center), 4.45%, 2032	540,000	575,186
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	420,000	483,525
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	170,000	192,275
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	510,000	607,849
Independence County, AR, Public Health Education & Housing Facilities Board Rev. (White River Health Systems), 5.75%, 2028	1,000,000	1,142,060
Indiana Finance Authority Rev. (Sisters of St. Francis Health Services), 5.375%, 2032	1,085,000	1,188,390
Jefferson County, AR, Hospital Rev., Refunding (Regional Medical Center), AGM, 5%, 2026	2,000,000	2,136,320

17

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 2025	$510,000	$591,554
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	545,000	646,114
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	395,000	470,291
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	470,000	496,517
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	355,000	393,745
Mena, AR, Hospital Rev., 4.25%, 2021	400,000	411,144
Mena, AR, Hospital Rev., 4.6%, 2024	615,000	632,872
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	110,000	124,876
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	355,000	411,743
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 2039	490,000	551,123
Ohio Higher Educational Facility Commission (University Hospital Health System), “A”, 6.75%, 2015 (c)	685,000	762,864
Pulaski County, AR, Hospital Rev. (Arkansas Children’s Hospital Foundation), AGM, 4%, 2020	1,000,000	1,111,420
Pulaski, AR, Hospital Rev. (Arkansas Children’s Hospital), ASSD GTY, 5.5%, 2034	750,000	859,598
Pulaski, AR, Hospital Rev. (Arkansas Children’s Hospital), ASSD GTY, 5.5%, 2039	1,375,000	1,548,786
Washington County, AR, Hospital Rev. (Regional Medical Center), “A”, 5%, 2035	1,000,000	1,025,750
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	990,000	1,148,756
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	675,000	721,926
		$22,505,518
Miscellaneous Revenue - Entertainment & Tourism - 0.1%
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2031	$45,000	$50,767
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2036	145,000	161,730
		$212,497
Miscellaneous Revenue - Other - 0.4%
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2020	$895,000	$1,064,083

Issuer	Shares/Par	Value ($)
Multi-Family Housing Revenue - 0.4%
Fort Smith, AR, Residential Housing Facilities Board Rev. (Gorman Towers), “A”, GNMA, 5.45%, 2037	$1,000,000	$1,000,860

Sales & Excise Tax Revenue - 10.2%
Bentonville, AR, Sales & Use Tax, AMBAC, 4.375%, 2025	$1,000,000	$1,050,510
Bentonville, AR, Sales & Use Tax, 4%, 2026	1,310,000	1,368,570
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	760,000	871,180
Colorado Regional Transportation District, Sales Tax Rev. (Fastracks Project), “A”, 5%, 2027	850,000	1,014,798
Fort Smith, AR, Sales & Use Tax, 5%, 2024	2,040,000	2,376,172
Guam Government Business Privilege Tax Rev., “C”, 5%, 2016	190,000	217,438
Guam Government Business Privilege Tax Rev., “C”, 5%, 2017	210,000	246,042
Guam Government Business Privilege Tax Rev., “C”, 5%, 2018	200,000	237,568
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2029	1,000,000	1,283,100
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “B”, 5%, 2035	1,430,000	1,638,108
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, FGIC, 5.5%, 2022	765,000	808,054
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057	1,010,000	1,043,431
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	815,000	877,364
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2040	945,000	997,070
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 2056	9,770,000	676,084
Rogers, AR, Sales & Use Tax Rev., 5%, 2023	1,000,000	1,183,440
Rogers, AR, Sales & Use Tax Rev., 4.125%, 2031	500,000	524,075
Springdale, AR, Sales & Use Tax Rev., 5%, 2015	1,420,000	1,436,756
Springdale, AR, Sales & Use Tax Rev., 5%, 2027	3,145,000	3,693,803
Springdale, AR, Sales & Use Tax Rev., 5%, 2028	1,000,000	1,162,690
Stuttgart, AR, Sales & Use Tax Rev., AGM, 5%, 2032	1,840,000	1,985,581
		$24,691,834
Single Family Housing Revenue - Local - 1.1%
Pulaski County, AR, Public Facilities Board Rev., Capital Appreciation, “C”, FNMA, 0%, 2014	$2,750,000	$2,653,558

Single Family Housing - State - 2.7%
Arkansas Development Finance Authority Home Ownership Rev., Mortgage Backed Securities Program, “A”, GNMA, 4.85%, 2027	$1,130,000	$1,166,239
Arkansas Development Finance Authority Rev., Mortgage Backed Securities Program, “C”, GNMA, 5.625%, 2035	470,000	491,239
Arkansas Development Finance Authority, Mortgage Rev., “B”, GNMA, 4.85%, 2031	660,000	670,190

18

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Single Family Housing - State - continued
Arkansas Development Finance Authority, Mortgage Rev., “B”, GNMA, 5.25%, 2035	$940,000	$948,714
Arkansas Development Finance Authority, Single Family Mortgage Rev., “B”, GNMA, 5.125%, 2024	440,000	441,360
Arkansas Development Finance Authority, Single Family Mortgage Rev., “B”, GNMA, 5.7%, 2028	1,765,000	1,880,272
Arkansas State University, Auxiliary Enterprises Rev., AGM, 4.65%, 2040	830,000	846,625
		$6,444,639
State & Local Agencies - 4.1%
Arkansas Development Finance Authority Rev. (Donaghey Plaza Project), 5%, 2034	$2,605,000	$2,956,962
Arkansas Development Finance Authority Rev., “A”, AGM, 5%, 2014	435,000	464,937
Arkansas Development Finance Authority Rev., Correctional Facilities, “A”, 5.125%, 2034	500,000	539,515
Arkansas Development Finance Authority Rev., State Agency Environmental Facilities, “A”, AMBAC, 5%, 2013 (c)	2,500,000	2,628,650
Arkansas Development Finance Authority, Public Purpose Rev. (Arkansas Game & Fish Commission), AGM, 5%, 2027	3,205,000	3,311,630
		$9,901,694
Tax - Other - 4.3%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$490,000	$535,315
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	65,000	70,921
Little Rock, AR, Hotel & Restaurant Gross Receipts Tax Rev., 7.375%, 2015	1,535,000	1,644,998
Little Rock, AR, Library Construction & Improvement Rev., 4%, 2023	810,000	858,114
Little Rock, AR, Library Construction & Improvement Rev., 4%, 2024	1,685,000	1,773,985
Little Rock, AR, Library Construction & Improvement Rev., 5%, 2027	315,000	358,946
Rogers, AR, School District Number 30, 3%, 2026	1,025,000	1,014,197
Rogers, AR, School District Number 30, 3%, 2027	1,095,000	1,069,454
Rogers, AR, School District Number 30, 4.75%, 2032	935,000	951,578
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	135,000	146,672
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2039	150,000	157,280
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	135,000	148,981
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	940,000	1,028,999
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 2039	505,000	558,010
		$10,317,450

Issuer	Shares/Par	Value ($)
Tobacco - 1.4%
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 2026	$2,000,000	$1,233,900
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 2027	1,940,000	1,139,595
Children’s Trust Fund, Tobacco Settlement Rev., Puerto Rico, 5.5%, 2039	290,000	293,170
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023	685,000	683,301
		$3,349,966
Transportation - Special Tax - 0.6%
Metropolitan Transportation Authority Rev., NY, “A”, 5%, 2037	$490,000	$533,042
Metropolitan Transportation Authority Rev., NY, Capital Appreciation, “A”, 0%, 2030	1,640,000	864,182
		$1,397,224
Universities - Colleges - 21.8%
Arkansas Development Finance Authority Rev., Capital Improvement (Hendrix College), 3.875%, 2031	$870,000	$871,027
Arkansas Development Finance Authority Rev., Capital Improvement (Hendrix College), 4.1%, 2037	500,000	505,100
Arkansas State University, Auxiliary Enterprises Rev., AGM, 4.65%, 2035	1,000,000	1,023,320
Arkansas State University, Housing System Rev. (Jonesboro Campus), 4.5%, 2031	2,500,000	2,720,900
Arkansas State University, Housing System Rev. (Jonesboro Campus), “C”, AMBAC, 5%, 2032	2,595,000	2,843,835
Arkansas State University, Student Fee (Jonesboro Campus), “C”, AGM, 4.5%, 2023	550,000	641,674
Arkansas State University, Student Fee (Jonesboro Campus), “C”, AGM, 4.5%, 2027	545,000	610,307
Arkansas Technical University, Housing Systems Rev., AMBAC, 5.2%, 2026	500,000	545,710
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	750,000	849,435
Massachusetts Development Finance Agency Higher Education Rev. (Emerson College), “A”, 5%, 2023	1,070,000	1,157,836
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 2036	685,000	784,359
New York Dormitory Authority Rev., Non-State Supported Debt (New York University), “A”, 5.25%, 2048	1,605,000	1,816,411
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 2032	85,000	83,632

19

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 2042	$140,000	$140,346
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 2031	60,000	57,180
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 2042	30,000	29,366
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), AGM, 4%, 2024	1,000,000	1,074,490
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), 5%, 2041	2,000,000	2,154,780
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 2021	1,310,000	1,626,509
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 2026	1,000,000	1,175,880
University of Arkansas Rev. (Fort Smith Campus), 5%, 2028	860,000	974,681
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 2023	250,000	277,595
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 2024	250,000	274,943
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 2025	500,000	543,040
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 2026	305,000	327,140
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 2027	700,000	744,772
University of Arkansas Rev. (Student Fee-Phillips), 5.1%, 2034	750,000	838,425
University of Arkansas Rev., “A”, 5%, 2033	1,000,000	1,146,200
University of Arkansas, Administration Building Rev. , “A”, 5%, 2038	1,000,000	1,137,760
University of Arkansas, University Construction Rev. (Monticello), AMBAC, 5%, 2025	1,525,000	1,573,022
University of Arkansas, University Construction Rev. (UAMS Campus), “B”, NATL, 5%, 2026	1,405,000	1,497,323
University of Arkansas, University Construction Rev. (UAMS Campus), “B”, NATL, 5%, 2027	2,180,000	2,322,550
University of Arkansas, University Construction Rev. (UAMS Campus), “B”, NATL, 5%, 2034	3,200,000	3,398,816
University of Arkansas, University Facilities Rev. (Pine Bluff Campus), “A”, AMBAC, 5%, 2030	1,000,000	1,094,520
University of Arkansas, University Facilities Rev. (UAMS Campus), FGIC, 5%, 2028	2,000,000	2,201,640
University of Arkansas, University Rev. (Fayetteville Campus), “A”, 5%, 2032	1,000,000	1,165,740
University of Arkansas, University Rev. (Monticello Campus), 4%, 2032	705,000	730,380
University of Arkansas, University Rev. (Monticello Campus), 4%, 2035	600,000	612,294
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 2016	750,000	836,130

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 2017	$725,000	$828,559
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 2018	795,000	924,871
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 2019	320,000	375,763
University of Arkansas, University Rev., Var Fac-Fayetteville Campus, AMBAC, 5%, 2036	2,500,000	2,770,450
University of California Rev., “G”, 4%, 2029	1,260,000	1,328,922
University of Central Arkansas Rev., “C”, ASSD GTY, 4.25%, 2040	3,000,000	3,175,830
University of Puerto Rico Rev., “Q”, 5%, 2036	1,145,000	1,056,377
		$52,869,840
Utilities - Investor Owned - 1.1%
Farmington, NM, Pollution Control Rev. (Arizona Public Service Co.), “A”, 4.7%, 2024	$710,000	$796,883
Independence County, AR, Pollution Control Rev. (Entergy Arkansas, Inc. Project), 2.375%, 2021	750,000	743,685
Independence County, AR, Pollution Control Rev. (Entergy Mississippi, Inc. Project), AMBAC, 4.9%, 2022	1,000,000	1,027,000
		$2,567,568
Utilities - Municipal Owned - 6.2%
Benton, AR, Public Utility Rev., AMBAC, 5%, 2031	$1,500,000	$1,672,050
Benton, AR, Public Utility Rev., AGM, 5%, 2032	1,130,000	1,267,770
Benton, AR, Public Utility Rev., AGM, 5%, 2036	1,165,000	1,287,325
Benton, AR, Public Utility Rev., AMBAC, 5%, 2036	1,500,000	1,657,140
Guam Power Authority Rev., “A”, AGM, 5%, 2025	135,000	155,119
Guam Power Authority Rev., “A”, AGM, 5%, 2026	110,000	125,715
Guam Power Authority Rev., “A”, AGM, 5%, 2027	45,000	51,192
Guam Power Authority Rev., “A”, 5.5%, 2030	450,000	500,724
Guam Power Authority Rev., “A”, 5%, 2034	135,000	145,577
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	245,000	292,305
North Little Rock, AR, Electric Rev., “A”, NATL, 6.5%, 2015	3,820,000	4,085,681
North Little Rock, AR, Electric Rev., “B”, AGM, 5%, 2021	1,040,000	1,154,473
North Little Rock, AR, Electric Rev., “B”, AGM, 5%, 2022	1,090,000	1,196,319
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 2027	470,000	458,278
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 2030	1,000,000	987,630
		$15,037,298
Utilities - Other - 1.2%
Nebraska Central Plains Energy Project, Gas Project Rev., “3”, 5%, 2032	$970,000	$1,078,378

20

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Other - continued
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	$465,000	$518,708
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	300,000	348,630
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	155,000	180,231
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2027	695,000	752,706
		$2,878,653
Water & Sewer Utility Revenue - 13.2%
Arkansas Community Public Water Systems Authority Rev., 5%, 2032	$1,020,000	$1,153,253
Arkansas Community Public Water Systems Authority Rev., 3.7%, 2036	1,500,000	1,445,160
Arkansas Community Public Water Systems Authority Rev., 4%, 2042	1,000,000	986,350
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 2022	1,500,000	1,864,050
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 2024	2,645,000	3,255,360
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 2025	1,500,000	1,832,205
Benton & Washington County, AR, Beaver Water District, Water Refunding Rev., 4%, 2022	610,000	685,689
Central Arkansas Water Rev., “B”, 4%, 2014	880,000	924,854
Central Arkansas Water Rev., “B”, 4%, 2016	795,000	879,596
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	2,000,000	2,009,580
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2041	840,000	949,847

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Fort Smith, AR, Water & Sewer Rev., AGM, 4.5%, 2021	$1,545,000	$1,805,920
Fort Smith, AR, Water & Sewer Rev., AGM, 4.5%, 2022	455,000	525,762
Fort Smith, AR, Water & Sewer Rev., AGM, 5%, 2032	2,000,000	2,218,340
Hot Springs, AR, Wastewater Rev., ASSD GTY, 4.625%, 2037	1,260,000	1,364,542
Little Rock, AR, Sewer Rev., 5.5%, 2030	750,000	871,520
Little Rock, AR, Sewer Rev., 5.75%, 2038	1,000,000	1,164,210
Little Rock, AR, Sewer Rev., “A”, AGM, 4.375%, 2033	750,000	790,335
Little Rock, AR, Sewer Rev., “C”, AGM, 5%, 2037	3,000,000	3,312,930
Rogers, AR, Sewer Rev., AMBAC, 5%, 2037	1,000,000	1,082,690
San Francisco, CA, City & County Public Utilities Commission Water Rev., “A”, 5.25%, 2031	1,275,000	1,477,215
Wasco, CA, Semitropic Improvement District (Semitropic Water Storage District), “A”, 5%, 2038	1,325,000	1,430,682
		$32,030,090
Total Municipal Bonds (Identified Cost, $224,293,488)		$234,674,219

Money Market Funds - 1.3%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	3,067,890	$3,067,890
Total Investments (Identified Cost, $227,361,378)		$237,742,109

Other Assets, Less Liabilities - 1.7%		4,203,502
Net Assets - 100.0%		$241,945,611

See Portfolio Footnotes and Notes to Financial Statements

21

PORTFOLIO OF INVESTMENTS

3/31/13

MFS CALIFORNIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.2%

Issuer	Shares/Par	Value ($)
Airport Revenue - 7.1%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 2035	$780,000	$900,697
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 2029	3,000,000	3,418,950
Orange County, CA, Airport Rev., “A”, 5%, 2031	1,310,000	1,448,690
Sacramento County, CA, Airport Systems Rev., 5%, 2040	1,020,000	1,123,275
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 2021	1,500,000	1,772,085
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 2040	2,000,000	2,177,040
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 2038	1,695,000	1,854,127
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 2030	1,715,000	1,905,091
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 2031	850,000	940,738
San Francisco, CA, City & County Airports Commission, International Airport Rev., “D”, 5%, 2025	2,000,000	2,360,420
San Jose, CA, Airport Rev., “A”, BHAC, 5.5%, 2023	2,345,000	2,621,288
San Jose, CA, Airport Rev., “A-2”, 5.25%, 2034	2,560,000	2,804,173
		$23,326,574
General Obligations - General Purpose - 6.7%
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 2020	$2,535,000	$2,714,300
State of California, 5%, 2034	2,200,000	2,454,078
State of California, 5.25%, 2035	2,545,000	2,900,867
State of California, 6%, 2039	3,000,000	3,588,930
State of California, 5.5%, 2040	3,670,000	4,293,643
State of California, 5.25%, 2040	2,775,000	3,129,173
State of California, 5%, 2042	2,500,000	2,732,725
		$21,813,716
General Obligations - Improvement - 0.3%
Guam Government, “A”, 6.75%, 2029	$85,000	$95,061
Guam Government, “A”, 5.25%, 2037	815,000	821,593
Guam Government, “A”, 7%, 2039	95,000	105,924
		$1,022,578
General Obligations - Schools - 8.5%
Beaumont, CA, Unified School District (Election of 2008), Capital Appreciation, “C”, AGM, 0%, 2040	$5,315,000	$1,338,583
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2029	4,335,000	2,397,732

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Cabrillo, CA, Community College District, Capital Appreciation, “A”, NATL, 0%, 2028	$1,000,000	$514,730
Chabot-Las Positas, CA, Community College (Election of 2004), “B”, AMBAC, 5%, 2030	1,090,000	1,235,788
Clovis, CA, Unified School District (Election of 2001), Capital Appreciation, “B”, 0%, 2024	3,000,000	1,987,050
Clovis, CA, Unified School District (Election of 2001), Capital Appreciation, “B”, 0%, 2027	2,500,000	1,407,500
Colton, CA, Joint Union School District (Election of 2001), Capital Appreciation, “C”, FGIC, 0%, 2032	1,000,000	381,800
Colton, CA, Joint Union School District (Election of 2001), Capital Appreciation, “C”, FGIC, 0%, 2033	3,000,000	1,083,840
Garvey, CA, School District (Election of 2004), Capital Appreciation, AGM, 0%, 2031	2,120,000	893,538
Glendale, CA, Community College District (Election of 2002), “D”, NATL, 5%, 2031	1,710,000	1,898,767
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2033	500,000	189,510
Moreland, CA, School District (Election of 2002), Capital Appreciation, “B”, FGIC, 0%, 2028	1,440,000	717,163
Napa Valley, CA, Unified School District (Election of 2006), Capital Appreciation, “A”, 0%, 2029	3,385,000	1,700,793
Natomas Union School District (Election of 2002), “B”, FGIC, 5%, 2028	1,430,000	1,454,124
San Diego County, CA, Southwestern Community College District (Election of 2008), “C”, 5%, 2040	2,060,000	2,259,614
San Joaquin, CA, Delta Community College District (Election of 2004), “B”, Capital Appreciation, AGM, 0%, 2018	2,350,000	2,118,055
San Mateo County, CA, Community College District (Election of 2001), Capital Appreciation, “A”, NATL, 0%, 2021	4,300,000	3,524,065
San Ysidro, CA, School District, AMBAC, 6.125%, 2021	960,000	997,680
Santa Monica, CA, Community College District (Election of 2002), Capital Appreciation, “C”, NATL, 0%, 2027	2,000,000	1,039,700
Santee, CA, School District (Election of 2006), Capital Appreciation, “D”, ASSD GTY, 0%, 2043	4,235,000	861,611
		$28,001,643
Healthcare Revenue - Hospitals - 16.9%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (San Diego Hospital), “C”, 5.375%, 2020	$2,000,000	$2,075,600
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Sharp Healthcare), “A”, 5%, 2026	1,090,000	1,245,205

22

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Sharp Healthcare), “A”, 5%, 2028	$500,000	$561,355
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “A”, 6%, 2029	1,500,000	1,786,425
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “G”, 5.25%, 2023	2,000,000	2,092,340
California Health Facilities Financing Authority Rev. (Cedars Sinai Medical Center), 5%, 2027	1,000,000	1,070,000
California Health Facilities Financing Authority Rev. (Children’s Hospital Los Angeles), “A”, 5%, 2034	1,000,000	1,090,820
California Health Facilities Financing Authority Rev. (Children’s Hospital of Orange County), 6.25%, 2029	2,000,000	2,384,020
California Health Facilities Financing Authority Rev. (City of Hope), “A”, 5%, 2039	1,200,000	1,334,460
California Health Facilities Financing Authority Rev. (Memorial Health Services), “A”, 5%, 2033	1,705,000	1,924,775
California Health Facilities Financing Authority Rev. (Providence Health & Services), “B”, 5.5%, 2039	1,000,000	1,159,310
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 2018 (c)	30,000	39,024
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 2033	1,500,000	1,792,635
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 2038	1,720,000	2,050,704
California Health Facilities Financing Authority Rev. (Scripps Health), “A”, 5%, 2032	2,955,000	3,256,735
California Health Facilities Financing Authority Rev. (Scripps Health), “A”, 5%, 2040	1,495,000	1,652,319
California Municipal Finance Authority, COP (Community Hospitals, Central California), 5.25%, 2037	2,000,000	2,100,840
California Statewide Communities Development Authority Rev. (Community Hospital of the Monterey Peninsula), 6%, 2033	1,250,000	1,487,713
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 6.25%, 2033	2,000,000	2,379,940
California Statewide Communities Development Authority Rev. (Enloe Medical Center), “A”, CALHF, 5.5%, 2023	1,000,000	1,181,150
California Statewide Communities Development Authority Rev. (John Muir Health), 5.125%, 2039	1,000,000	1,062,130
California Statewide Communities Development Authority Rev. (Santa Ynez Valley Cottage Hospital), 5.25%, 2030	1,740,000	1,959,588
California Statewide Communities Development Authority Rev. (Sutter Health), “A”, 5%, 2032	3,390,000	3,741,679

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
California Statewide Communities Development Authority Rev. (Trinity Health Corp.), 5%, 2041	$2,550,000	$2,825,502
Madera County, CA, COP (Children’s Hospital Central California), 5.375%, 2036	3,000,000	3,232,980
Palomar Pomerado Health Care District, CA, COP, 6.75%, 2039	1,805,000	2,026,293
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 2041	1,000,000	1,232,540
Santa Clara County, CA, Financing Authority Rev. (El Camino Hospital), AMBAC, 5.125%, 2041	2,550,000	2,665,923
Sierra View, CA, Local Health Care District Rev., 5.25%, 2037	1,000,000	1,024,340
Washington Township, CA, Health Care District Rev., “A”, 6.25%, 2039	1,000,000	1,140,350
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 2029	2,000,000	2,046,460
		$55,623,155
Healthcare Revenue - Long Term Care - 3.3%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 2041	$850,000	$991,976
California Health Facilities Financing Authority Rev. (Paradise Valley Estates), CALHF, 5.125%, 2022	1,000,000	1,004,600
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 2039	1,500,000	1,701,435
California Statewide Communities Development Authority Rev. (Episcopal Communities & Services for Seniors Obligated Group), 5%, 2047	1,785,000	1,928,657
California Statewide Communities Development Authority Rev. (Eskaton Properties, Inc.), 5.25%, 2034	1,270,000	1,356,919
California Statewide Communities Development Authority Rev. (Senior Living Presbyterian Homes), 4.875%, 2036	1,000,000	1,004,390
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 6%, 2042	750,000	808,493
Eden Township, CA, Healthcare District, COP, 6.125%, 2034	1,090,000	1,206,467
La Verne, CA, COP (Brethren Hillcrest Homes), “B”, 6.625%, 2025	950,000	961,039
		$10,963,976
Miscellaneous Revenue - Entertainment & Tourism - 0.2%
Agua Caliente Band of Cahuilla Indians, CA, Rev., 6%, 2018 (n)	$750,000	$751,380

Miscellaneous Revenue - Other - 2.2%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Jackson Lab), 5.75%, 2037	$4,115,000	$4,691,964
California Infrastructure & Economic Development Bank Rev. (Walt Disney Family Museum), 5.25%, 2033	1,340,000	1,483,407

23

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - continued
San Diego County, CA, COP (Burnham Institute for Medical Research), 5%, 2034	$1,000,000	$1,037,580
		$7,212,951
Port Revenue - 0.6%
Alameda Corridor Transportation Authority, California Rev., “A”, AGM, 5%, 2028	$1,695,000	$1,975,014

Sales & Excise Tax Revenue - 0.7%
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	$115,000	$124,286
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0% to 2016, 6.75% to 2032	1,605,000	1,660,998
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 2054	7,225,000	565,573
		$2,350,857
Single Family Housing - State - 2.4%
California Housing Finance Agency Rev. (Home Mortgage), “E”, 4.75%, 2030	$1,760,000	$1,758,874
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 2023	2,000,000	2,043,900
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 2033	3,240,000	3,305,513
California Housing Finance Agency Rev. (Home Mortgage), “L”, FNMA, 5.5%, 2038	635,000	642,722
		$7,751,009
State & Agency - Other - 0.5%
Pasadena, CA, COP, (Old Pasadena Parking Facilities Project), 6.25%, 2018	$1,520,000	$1,718,421

State & Local Agencies - 5.8%
Banning, CA, COP, Water Systems Improvement Project, ETM, AMBAC, 8%, 2019 (c)	$535,000	$651,363
California Public Works Board Lease Rev. (Judicial Council Projects), “A”, 5%, 2028	2,120,000	2,376,774
California Public Works Board Lease Rev., Department of Education (Riverside Campus), 6%, 2026	2,000,000	2,442,220
California Public Works Board Lease Rev., Department of General Services, 6.25%, 2034	1,500,000	1,810,410
California Public Works Board Lease Rev., Department of Justice, “D”, 5.25%, 2020	1,565,000	1,569,820
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.942%, 2037	2,320,000	1,691,419
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., FGIC, 5%, 2035	1,745,000	1,826,020
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 4.55%, 2022	3,000,000	3,303,600
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 2035	2,100,000	2,202,459

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
San Diego, CA, Public Facilities Financing Authority Lease Rev. (Master Refunding Project), “A”, 5.25%, 2040	$1,000,000	$1,101,680
		$18,975,765
Tax - Other - 0.2%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$445,000	$486,154
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	145,000	158,208
		$644,362
Tax Assessment - 7.6%
Bay Area Governments Association, Tax Allocation, “A”, AMBAC, 5%, 2033	$3,700,000	$3,701,295
Fontana, CA, Redevelopment Agency Tax Allocation (Jurupa Hills Redevelopment Project), “A”, 5.5%, 2027	3,350,000	3,364,237
Fullerton, CA, Community Facilities District, Special Tax (Amerige Heights), 5%, 2032	845,000	907,268
Glendale, CA, Redevelopment Agency, Tax Allocation Rev. (Central Glendale Redevelopment Project), 5.5%, 2024	1,750,000	1,829,975
Irvine, CA, Limited Obligation Improvement (Reassessment District #12-1), 4%, 2022	685,000	752,000
Irvine, CA, Limited Obligation Improvement (Reassessment District #12-1), 5%, 2023	340,000	396,008
Jurupa, CA, Community Facilities Services District, Special Tax (Eastvale Area District #31), “A”, 5%, 2037	1,000,000	1,035,650
Lammersville, CA, Joint Unified School District, Special Tax (District #2002), 5%, 2037	1,000,000	1,024,860
Orange County, CA, Community Facilities District, Special Tax (Rancho Santa Margarita), “A”, 5.55%, 2017	1,000,000	1,002,250
Riverside County, CA, Redevelopment Agency, Tax Allocation, “A”, XLCA, 5%, 2037	1,900,000	1,873,590
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 5%, 2027	390,000	418,665
San Diego, CA, Community Facilities District No. 3, Special Tax, 5%, 2036	840,000	883,856
San Diego, CA, Redevelopment Agency, Tax Allocation (Centre City), “A”, AMBAC, 5.25%, 2025	2,360,000	2,486,189
San Diego, CA, Redevelopment Agency, Tax Allocation (Centre City), “B”, AMBAC, 5.3%, 2020	1,250,000	1,250,887
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation (Mission Bay North Redevelopment), “C”, 6.375%, 2032	1,000,000	1,166,180
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation (Mission Bay North Redevelopment), “C”, 6.5%, 2039	1,000,000	1,169,520

24

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax Assessment - continued
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 (Mission Bay South Public Improvements), “A”, 5%, 2030	$835,000	$889,383
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 (Mission Bay South Public Improvements), “A”, 5%, 2033	715,000	758,164
		$24,909,977
Tobacco - 2.9%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 6.75%, 2013 (c)	$2,645,000	$2,673,143
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 6.25%, 2013 (c)	1,485,000	1,499,612
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	3,405,000	3,257,870
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	1,800,000	2,180,988
		$9,611,613
Toll Roads - 0.2%
Foothill/Eastern Corridor Agency, CA, Toll Road Rev., NATL, 5.125%, 2019	$500,000	$500,765

Transportation - Special Tax - 1.1%
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Rev., “A”, 5%, 2036	$1,280,000	$1,470,797
San Francisco, CA, Municipal Transportation Agency Rev., “B”, 5%, 2037	1,910,000	2,110,703
		$3,581,500
Universities - Colleges - 10.5%
California Educational Facilities Authority Rev. (Claremont Graduate University), “A”, 6%, 2033	$1,500,000	$1,708,440
California Educational Facilities Authority Rev. (Claremont Graduate University), “A”, 5%, 2042	1,000,000	1,040,250
California Educational Facilities Authority Rev. (Dominican University of California), 5%, 2025	800,000	848,208
California Educational Facilities Authority Rev. (Dominican University of California), 5%, 2036	1,150,000	1,189,135
California Educational Facilities Authority Rev. (Lutheran University), “C”, 5%, 2029	2,500,000	2,605,350
California Educational Facilities Authority Rev. (Pitzer College), 6%, 2040	3,000,000	3,498,150
California Educational Facilities Authority Rev. (University Financing Project), 5%, 2017	685,000	718,469
California Educational Facilities Authority Rev. (University Financing Project), 5%, 2026	1,315,000	1,315,815
California Educational Facilities Authority Rev. (University of La Verne), “A”, 5%, 2029	1,500,000	1,553,025
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 2030	1,760,000	2,117,034
California Educational Facilities Authority Rev. (University of The Pacific), 5.25%, 2029	1,265,000	1,390,905

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
California Municipal Finance Authority Rev. (Biola University), 5.8%, 2028	$2,000,000	$2,202,380
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.125%, 2030	1,500,000	1,742,265
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 2040	1,500,000	1,733,505
California Public Works Board Lease Rev. (The Regents of the University of California), 5%, 2028	2,125,000	2,536,336
California Public Works Board Lease Rev. (The Regents of the University of California), 5%, 2034	1,500,000	1,674,810
California State University Rev., “A”, 5%, 2024	2,130,000	2,564,307
California Statewide Communities, Notre Dame de Namur University, 6.625%, 2033	1,000,000	1,004,200
Oakland, CA, Joint Powers Financing Authority Rev., “A-1”, ASSD GTY, 5.25%, 2017	1,375,000	1,539,629
University of California Rev., “G”, 4%, 2029	1,465,000	1,545,135
		$34,527,348
Universities - Dormitories - 1.3%
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 2033	$2,000,000	$2,141,300
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 2040	2,000,000	2,189,140
		$4,330,440
Universities - Secondary Schools - 1.5%
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 2032	$825,000	$830,445
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6.125%, 2046	1,300,000	1,386,814
California Statewide Communities Development Authority, School Facility Rev. (Alliance for College-Ready Public Schools), “A”, 6.1%, 2032	850,000	889,083
California Statewide Communities Development Authority, School Facility Rev. (Alliance for College-Ready Public Schools), “A”, 6.375%, 2047	1,785,000	1,866,771
		$4,973,113
Utilities - Cogeneration - 0.5%
California Pollution Control Financing Authority, Water Furnishing Rev. (Poseidon Resources Desalination Project), 5%, 2045	$1,695,000	$1,716,154

Utilities - Investor Owned - 0.7%
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 2040	$2,000,000	$2,146,820

25

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - 5.9%
California Department of Water Resources, Power Supply Rev., “L”, 5%, 2019	$4,695,000	$5,719,214
California Infrastructure & Economic Development Bank Rev. (California Independent System Corp.), “A”, 6%, 2030	3,755,000	3,993,780
Imperial, CA, Irrigation District Electric Rev., “B”, 5%, 2025	1,015,000	1,170,985
Imperial, CA, Irrigation District Electric Rev., “B”, 5%, 2026	1,245,000	1,418,964
Sacramento, CA, Municipal Utility District Rev., “X”, 5%, 2025	2,130,000	2,529,716
Tuolumne Wind Project Authority Rev. (Tuolomne Co.), “A”, 5.625%, 2029	2,000,000	2,346,440
Vernon, CA, Electric System Rev., “A”, 5.5%, 2041	2,130,000	2,317,738
		$19,496,837
Utilities - Other - 2.1%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 2034	$1,750,000	$2,440,777
Long Beach, CA, Bond Finance Authority Natural Gas Purchase Rev., “A”, 5.25%, 2022	2,210,000	2,558,605
Southern California Public Power Authority (Natural Gas Project No. 1), “A”, 5%, 2033	1,655,000	1,878,028
		$6,877,410
Water & Sewer Utility Revenue - 7.5%
Bay Area, CA, Water Supply & Conservation Agency, “A”, 5%, 2034	$1,275,000	$1,464,108
California Department of Water Resources, Center Valley Project Rev., “A-J”, 5%, 2025	2,550,000	3,119,186
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.75%, 2037	680,000	672,044
Escondido CA, Joint Powers Financing Authority Rev. (Water System Financing), 5%, 2041	2,540,000	2,728,747

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	$525,000	$548,908
Madera, CA, Irrigation Financing Authority Rev., 6.5%, 2040	2,560,000	2,850,048
Ontario, CA, COP, Water Systems Improvement Project, NATL, 5%, 2034	2,000,000	2,067,060
Placerville, CA, Public Financing Authority Rev. (Wastewater Systems Refining & Improvement Project), XLCA, 5%, 2034	2,000,000	2,003,640
San Diego, CA, Public Facilities Financing Authority Sewer Rev., “A”, 5%, 2028	350,000	410,603
San Diego, CA, Public Facilities Financing Authority Sewer Rev., “B”, 5%, 2022	1,175,000	1,409,154
San Francisco, CA, City & County Public Utilities Commission Water Rev., “A”, 5%, 2023	2,555,000	3,129,313
San Francisco, CA, City & County Public Utilities Commission Water Rev., “A”, 5.25%, 2031	1,885,000	2,183,961
Southern California Metropolitan Water District Rev., “A”, 5%, 2028	1,875,000	2,138,306
		$24,725,078
Total Municipal Bonds (Identified Cost, $295,225,558)		$319,528,456

Money Market Funds - 1.2%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	3,971,626	$3,971,626
Total Investments (Identified Cost, $299,197,184)		$323,500,082

Other Assets, Less Liabilities - 1.6%		5,163,595
Net Assets - 100.0%		$328,663,677

See Portfolio Footnotes and Notes to Financial Statements

26

PORTFOLIO OF INVESTMENTS

3/31/13

MFS GEORGIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.0%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.9%
Atlanta, GA, Airport Passenger Facilities Rev., “J”, AGM, 5%, 2029	$750,000	$792,210
Atlanta, GA, Airport Passenger Facilities Rev., “J”, AGM, 5%, 2034	750,000	791,415
Atlanta, GA, Airport Rev., “B”, AGM, 5.25%, 2033	1,000,000	1,044,770
Augusta, GA, Airport Rev., “B”, 5.35%, 2028	350,000	358,873
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 2027	45,000	50,862
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 2028	45,000	50,626
Denver, CO, City & County Airport Systems Rev., “B”, 5%, 2032	85,000	96,297
		$3,185,053
General Obligations - General Purpose - 7.3%
Atlanta & Fulton County, GA, Park Improvement, “A”, NATL, 5%, 2030	$500,000	$545,065
Gilmer County, GA, Building Authority Rev. (Courthouse Project), “A”, SYNCORA, 5%, 2029	500,000	518,825
Gwinnett County, GA, Development Authority Rev. (Civic & Cultural Center), 4%, 2021	510,000	590,192
Lagrange-Troup County, GA, Hospital Authority Rev., 5.5%, 2038	500,000	546,505
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, 5.25%, 2033	245,000	237,554
Puerto Rico Public Buildings Authority Rev., Guaranteed, “S”, 6%, 2041	265,000	268,752
State of California, 5.125%, 2033	305,000	342,524
State of California, 6%, 2039	420,000	502,450
State of Georgia, “E”, 5%, 2016	1,000,000	1,143,940
State of Georgia, “I”, 5%, 2019	1,000,000	1,232,680
State of Georgia, “I”, 4%, 2024	100,000	114,504
		$6,042,991
General Obligations - Improvement - 0.4%
Guam Government, “A”, 6.75%, 2029	$185,000	$206,898
Guam Government, “A”, 5.25%, 2037	100,000	100,809
Guam Government, “A”, 7%, 2039	25,000	27,875
		$335,582
General Obligations - Schools - 4.5%
Cherokee County, GA, School District, 5%, 2033	$500,000	$582,145
Commerce, GA, School District, 5%, 2022	500,000	608,965
Forsyth County, GA, School District, 5%, 2018	610,000	726,937
Gwinnett County, GA, School District, 5%, 2029	1,000,000	1,246,450
Jefferson, GA, School District, “A”, 5.25%, 2029	500,000	587,475
		$3,751,972
Healthcare Revenue - Hospitals - 16.1%
Brunswick, GA, Hospital Authority Rev. (Glynn-Brunswick Memorial Hospital), 5.625%, 2034	$750,000	$834,908

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Chatham County, GA, Hospital Authority Rev., Hospital Improvement (Memorial Health University), “A”, 5.375%, 2026	$200,000	$207,556
Clarke County, GA, Hospital Authority Rev. (Athens Regional Medical Center Project), 5%, 2032	1,000,000	1,125,740
Cobb County, GA, Kennestone Hospital Authority Rev. (Wellstar Health System, Inc.), 5%, 2030	500,000	572,320
Cobb County, GA, Kennestone Hospital Authority Rev. (Wellstar Health System, Inc.), “B”, AMBAC, 6.25%, 2034	500,000	591,800
Dalton, GA, Development Authority Rev. (Hamilton Health Care System), 5%, 2028	500,000	553,960
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	500,000	582,525
DeKalb County, GA, Private Hospital Authority Rev. Anticipation Certificates (Children’s Healthcare), 5.25%, 2039	750,000	825,960
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	350,000	402,938
Fulton County, GA, Development Authority Rev. (Piedmont Healthcare), “A”, 5.25%, 2037	700,000	775,523
Gainesville & Hall Counties, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5.25%, 2034	500,000	523,600
Gainesville & Hall Counties, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “B”, 5%, 2033	500,000	543,500
Georgia Medical Center Hospital Authority Rev. (Columbus Regional Healthcare System, Inc.), ASSD GTY, 6.5%, 2038	300,000	336,717
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	65,000	73,517
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	200,000	238,372
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	45,000	52,219
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 2041	210,000	244,558
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 2025	160,000	185,586
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	200,000	237,106
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	135,000	160,732
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	110,000	122,005

27

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	$45,000	$52,340
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	40,000	45,410
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	130,000	150,779
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 2039	180,000	202,453
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 2029	355,000	402,446
Richmond County, GA, Development Authority Rev., Capital Appreciation, ETM, 0%, 2021 (c)	225,000	187,437
Richmond County, GA, Hospital Authority Rev. Anticipation Certificates (University Health Services, Inc. Project), 5.5%, 2036	750,000	826,170
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold Memorial Hospital), 5.125%, 2030	500,000	536,105
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold Memorial Hospital), 5.375%, 2040	500,000	538,785
Valdosta & Lowndes County, GA, Hospital Authority (South Georgia Medical Center Project), 5%, 2033	240,000	248,983
Wisconsin Health & Educational Facilities Authority Rev. (Mercy Alliance), 5%, 2039	225,000	240,325
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	385,000	446,739
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	260,000	278,075
		$13,347,189
Healthcare Revenue - Long Term Care - 1.2%
Fulton County, GA, Residential Care Facilities, Elderly Authority Rev. (Canterbury Court), “A”, 6.125%, 2034	$150,000	$152,789
Gainesville & Hall County, GA, Development Authority Retirement Community Rev. (ACTS Retirement), 6.625%, 2039	200,000	232,136
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 2037	200,000	198,898
Savannah, GA, Economic Development Authority Rev., Capital Appreciation, “C”, ETM, 0%, 2021 (c)	500,000	416,530
		$1,000,353
Industrial Revenue - Environmental Services - 0.7%
Savannah, GA, Economic Development Authority, Solid Waste Disposal Rev. (Georgia Waste Management Project), “A”, 5.5%, 2016	$500,000	$565,130

Issuer	Shares/Par	Value ($)
Industrial Revenue - Paper - 0.9%
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 2034	$150,000	$156,360
Savannah, GA, Economic Development Pollution (Union Camp Corp.), 6.15%, 2017	500,000	569,185
		$725,545
Miscellaneous Revenue - Other - 1.6%
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2020	$285,000	$338,842
Fulton County, GA, Development Authority Rev. (Georgia Tech Athletic Association), “A”, 5%, 2042	750,000	822,428
Miami-Dade County, FL, Special Obligation, “B”, 5%, 2035	90,000	98,391
Miami-Dade County, FL, Special Obligation, “B”, 5%, 2037	65,000	70,844
		$1,330,505
Multi-Family Housing Revenue - 0.8%
Hinesville, GA, Leased Housing Corp., “A”, FHA, 6.7%, 2017	$685,000	$685,658

Sales & Excise Tax Revenue - 6.1%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 2030	$265,000	$318,917
Colorado Regional Transportation District, Sales Tax Rev. (Fastracks Project), “A”, 5%, 2027	290,000	346,225
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 2036	170,000	189,523
Guam Government Business Privilege Tax Rev., “C”, 5%, 2016	65,000	74,387
Guam Government Business Privilege Tax Rev., “C”, 5%, 2017	70,000	82,014
Guam Government Business Privilege Tax Rev., “C”, 5%, 2018	65,000	77,210
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “B”, 5%, 2035	485,000	555,582
Metropolitan Atlanta, GA, Rapid Transit Authority Rev., “A”, 4%, 2031	1,000,000	1,056,160
Metropolitan Atlanta, GA, Rapid Transit Authority Rev., “A”, 4%, 2033	1,000,000	1,048,020
Metropolitan Atlanta, GA, Rapid Transit Authority Rev., “B”, AGM, 5%, 2037	250,000	277,995
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, FGIC, 5.5%, 2022	295,000	311,603
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057	280,000	289,268
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	285,000	306,808
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	370,000	115,958
		$5,049,670

28

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Single Family Housing Revenue - Local - 0.6%
Atlanta, GA, Urban Residential Financing Authority, Multifamily Housing Rev. (Ginnie Mae Collateralized - Amal Heights), GNMA, 4.9%, 2040	$500,000	$526,325

Single Family Housing - State - 3.1%
California Housing Finance Agency Rev. (Home Mortgage), “I”, 4.7%, 2026	$300,000	$301,542
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 3.125%, 2027	500,000	494,930
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 3.45%, 2032	500,000	498,215
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “C-2”, 5.1%, 2022	745,000	745,566
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “D-2”, 5.2%, 2032	500,000	521,205
		$2,561,458
State & Agency - Other - 4.0%
Carroll City-County, GA, Hospital Authority Rev. (Tanner Medical Center), 5%, 2040	$500,000	$537,330
Floyd County, GA, Hospital Authority Rev. Anticipation Certificates (Floyd Medical Center Project), “B”, 5%, 2032	1,000,000	1,106,720
Paulding County, GA, Hospital Authority Rev. Anticipation Certificates, “A”, 5%, 2042	500,000	550,955
Tift County, GA, Hospital Authority Rev. Anticipation Certificates, 5%, 2038	1,000,000	1,095,380
		$3,290,385
State & Local Agencies - 2.0%
Georgia Municipal Association, Inc. (Riverdale Public Purpose Project), ASSD GTY, 5.5%, 2038	$1,000,000	$1,103,430
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 2039	115,000	136,753
Virginia Public School Authority, Special Obligation Montgomery County, 5%, 2030	320,000	371,098
		$1,611,281
Tax - Other - 1.0%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$75,000	$81,936
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	25,000	27,277
New Jersey Economic Development Authority Rev., 5%, 2025	75,000	85,553
New Jersey Economic Development Authority Rev., 5%, 2026	35,000	39,657
New Jersey Economic Development Authority Rev., 5%, 2028	15,000	16,781
New Jersey Economic Development Authority Rev., 5%, 2029	15,000	16,706
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	50,000	54,323
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	50,000	55,178

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	$190,000	$207,989
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 2039	180,000	198,895
		$784,295
Tax Assessment - 0.4%
Atlanta, GA, Tax Allocation (Eastside Project), “B”, 5.6%, 2030	$150,000	$161,001
Atlanta, GA, Tax Allocation (Princeton Lakes Project), 5.5%, 2031	125,000	131,314
		$292,315
Tobacco - 0.7%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$90,000	$82,553
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	235,000	284,740
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	230,000	207,240
		$574,533
Toll Roads - 0.5%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.25%, 2032	$70,000	$74,859
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 2037	120,000	137,090
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 2042	190,000	204,077
		$416,026
Transportation - Special Tax - 0.3%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 2028	$185,000	$205,452

Universities - Colleges - 18.3%
Athens, GA, Housing Authority Rev. (University of Georgia East Campus Funding), 5.25%, 2035	$500,000	$559,590
Athens-Clarke County, GA, Unified Government Development Authority, Educational Facilities Rev., Convertible Capital Appreciation, 0%, 2024	250,000	268,420
Athens-Clarke County, GA, Unified Government Development Authority, Educational Facilities Rev., Convertible Capital Appreciation, 0%, 2031	250,000	261,920
Atkinson-Coffee County, GA, Joint Development Authority Rev. (SGC Real Estate Foundation LLC), ASSD GTY, 5.25%, 2034	500,000	561,340
Atlanta, GA, Development Authority Educational Facilities Rev. (Panther Place), ASSD GTY, 4.75%, 2032	500,000	541,175
Atlanta, GA, Development Authority Educational Facilities Rev. (Science Park LLC), 5%, 2032	500,000	547,025

29

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Atlanta, GA, Development Authority Educational Facilities Rev. (Science Park LLC), 5%, 2039	$500,000	$536,045
Bleckley-Dodge County, GA, Student Housing Facilities Rev. (Middle Georgia College), 5.25%, 2038	500,000	532,680
Carrollton, GA, Payroll Development Authority Rev. (UWG Phase II, LLC Project), AGM, 5%, 2040	500,000	550,270
Cobb County, GA, Development Authority, Dining Hall Lease Rev. (KSU Dining Hall), ASSD GTY, 5.75%, 2039	1,000,000	1,134,960
Cobb County, GA, Development Authority, Sports & Recreation Facilities Lease Rev. (Kennesaw State University Foundation), AGM, 5%, 2035	750,000	809,723
Dahlonega, GA, Downtown Development Authority Rev. (North Georgia MBA LLC), ASSD GTY, 4.75%, 2040	500,000	534,710
Dahlonega, GA, Downtown Development Authority Rev. (North Georgia PHD LLC), ASSD GTY, 5.25%, 2034	500,000	555,780
Dekalb Newton & Gwinnett Counties, GA, Joint Development Authority Rev. (GGC Foundation LLC), 6%, 2034	500,000	576,810
Fulton County, GA, Development Authority Rev. (Georgia Tech Foundation Funding), SYNCORA, 5%, 2032	500,000	542,290
Fulton County, GA, Development Authority Rev. (Molecular Science Building), NATL, 5%, 2034	1,000,000	1,038,360
Fulton County, GA, Development Authority Rev. (Spelman College), 5%, 2032	775,000	840,867
Georgia Higher Education Facilities Authority Rev. (Real Estate Foundation), 6%, 2034	300,000	344,733
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	430,000	487,009
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2030	100,000	107,816
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	275,000	323,983
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 2041	65,000	74,790
Private Colleges & Universities, GA, Authority Rev. (Agnes Scott College), 5%, 2024	500,000	582,430
Private Colleges & Universities, GA, Authority Rev. (Emory University), “C”, 4.5%, 2032	825,000	921,129
Private Colleges & Universities, GA, Authority Rev. (Mercer University), “C”, 5.25%, 2027	350,000	404,625
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 2032	25,000	24,598

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 2042	$45,000	$45,111
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 2031	55,000	57,495
Savannah, GA, Economic Development Authority Rev. (AASU Student Union LLC), ASSD GTY, 5.125%, 2039	500,000	540,270
Savannah, GA, Economic Development Authority Rev. (SSU Community Development I LLC Project), ASSD GTY, 5.5%, 2035	500,000	559,420
University of California Rev., “G”, 4%, 2029	260,000	274,222
		$15,139,596
Universities - Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 4.875%, 2032	$30,000	$32,258
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 2042	75,000	81,355
		$113,613
Utilities - Investor Owned - 0.2%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	$160,000	$182,544

Utilities - Municipal Owned - 4.0%
Georgia Municipal Electric Authority Power Rev., “A”, NATL, 6.5%, 2020	$1,130,000	$1,306,992
Georgia Municipal Electric Authority Power Rev., “GG”, 5%, 2039	500,000	560,130
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “S”, 5%, 2025	500,000	587,960
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “S”, 5%, 2026	500,000	582,540
Guam Power Authority Rev., “A”, 5.5%, 2030	160,000	178,035
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	100,000	119,308
		$3,334,965
Utilities - Other - 2.8%
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 2022	$910,000	$1,055,009
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “B”, 5%, 2019	250,000	282,580
Nebraska Central Plains Energy Project, Gas Project Rev., “3”, 5%, 2032	310,000	344,636
Tennessee Energy Acquisition Corp. Gas Rev., “A”, 5.25%, 2020	250,000	290,548
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	225,000	260,427

30

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Other - continued
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2031	$40,000	$42,427
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2032	65,000	68,574
		$2,344,201
Water & Sewer Utility Revenue - 14.5%
Athens-Clarke County, GA, Unified Government Water & Sewer Rev., 5.625%, 2033	$500,000	$589,260
Augusta, GA, Water & Sewer Rev., 4%, 2031	500,000	533,795
Augusta, GA, Water & Sewer Rev., AGM, 5.25%, 2034	1,000,000	1,064,120
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 2021	385,000	478,193
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 2028	800,000	914,696
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	1,000,000	1,004,790
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2031	1,000,000	1,166,800
DeKalb County, GA, Water & Sewer Rev., “B”, 5.25%, 2025	1,000,000	1,282,390
Fulton County, GA, Water & Sewer Rev., 5%, 2023	1,000,000	1,200,710

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Fulton County, GA, Water & Sewer Rev., 5%, 2026	$500,000	$607,975
Fulton County, GA, Water & Sewer Rev., ETM, FGIC, 6.375%, 2014 (c)	495,000	517,572
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	60,000	62,732
Henry County, GA, Water & Sewer Authority Rev., BHAC, 5.25%, 2027	1,000,000	1,293,940
Henry County, GA, Water & Sewer Authority Rev., 5.25%, 2028	1,000,000	1,295,600
		$12,012,573
Total Municipal Bonds (Identified Cost, $73,922,908)		$79,409,210

Money Market Funds - 3.7%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	3,019,083	$3,019,083
Total Investments (Identified Cost, $76,941,991)		$82,428,293

Other Assets, Less Liabilities - 0.3%		289,481
Net Assets - 100.0%		$82,717,774

See Portfolio Footnotes and Notes to Financial Statements

31

PORTFOLIO OF INVESTMENTS

3/31/13

MFS MARYLAND MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.0%

Issuer	Shares/Par	Value ($)
Airport Revenue - 0.7%
Metropolitan Washington, DC, Airport Authority Rev., “A”, 5%, 2039	$750,000	$859,215

General Obligations - General Purpose - 13.3%
Anne Arundel County, MD, General Improvement, 5%, 2025	$2,000,000	$2,467,580
Baltimore County, MD, Public Improvement, 5%, 2028	2,000,000	2,388,560
Baltimore, MD, Public Improvement, “A”, AGM, 5%, 2027	1,050,000	1,217,801
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	260,000	259,184
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	1,500,000	1,570,155
State of California, 6%, 2039	720,000	861,343
State of Maryland, 5%, 2020	3,500,000	4,097,975
State of Maryland, “B”, 4.5%, 2017	2,000,000	2,324,340
		$15,186,938
General Obligations - Improvement - 1.7%
Guam Government, “A”, 6.75%, 2029	$70,000	$78,286
Guam Government, “A”, 7%, 2039	80,000	89,199
Prince George’s County, MD, Consolidated Public Improvement, “A”, 5%, 2030	1,500,000	1,770,255
		$1,937,740
Healthcare Revenue - Hospitals - 21.8%
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.25%, 2032	$255,000	$265,011
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	590,000	679,238
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	345,000	411,192
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	370,000	438,646
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	575,000	684,601
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	640,000	676,109
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	165,000	183,008
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare), “A”, 5.75%, 2025	500,000	505,890
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System, Inc.), 5%, 2040	1,000,000	1,074,140

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System, Inc.), “A”, 6.75%, 2039	$1,000,000	$1,200,680
Maryland Health & Higher Educational Facilities Authority Rev. (Ascension Health), “B”, 5%, 2051	1,000,000	1,096,680
Maryland Health & Higher Educational Facilities Authority Rev. (Calvert Health Systems), 5.5%, 2039	1,000,000	1,024,580
Maryland Health & Higher Educational Facilities Authority Rev. (Carroll Hospital), “A”, 5%, 2037	1,000,000	1,091,120
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 2029	750,000	788,835
Maryland Health & Higher Educational Facilities Authority Rev. (Frederick Memorial Hospital), “A”, 4%, 2038	1,000,000	967,490
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Health System), “A”, 5%, 2026	250,000	292,248
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Medical Institutions), “A”, 5%, 2037	750,000	782,873
Maryland Health & Higher Educational Facilities Authority Rev. (Lifebridge Health), ASSD GTY, 4.75%, 2038	965,000	1,015,653
Maryland Health & Higher Educational Facilities Authority Rev. (Lifebridge Health), 4.75%, 2039	590,000	599,021
Maryland Health & Higher Educational Facilities Authority Rev. (Medlantic/Helix Parent, Inc.), “A”, AGM, 5.25%, 2038	1,000,000	1,214,330
Maryland Health & Higher Educational Facilities Authority Rev. (Medstar Health), 5.5%, 2033	635,000	666,121
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5.5%, 2042	750,000	812,648
Maryland Health & Higher Educational Facilities Authority Rev. (Peninsula Regional Medical Center), 5%, 2036	1,000,000	1,060,070
Maryland Health & Higher Educational Facilities Authority Rev. (Suburban Hospital), “A”, 5.5%, 2016	1,000,000	1,058,460
Maryland Health & Higher Educational Facilities Authority Rev. (Union Hospital of Cecil County Issue), 5%, 2035	500,000	521,525
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), AMBAC, 5%, 2031	1,000,000	1,085,720
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), “A”, 5%, 2041	500,000	518,590

32

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Washington County Hospital), 5.75%, 2038	$500,000	$536,990
Maryland Industrial Development Authority, Economic Development Rev., RIBS, FRN, AGM, 11.212%, 2022 (p)	1,150,000	1,484,489
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	65,000	73,791
Montgomery County, MD, Rev. (Trinity Health Corp.), 5%, 2040	1,000,000	1,109,620
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	480,000	556,723
Richmond, IN, Hospital Authority Rev. (Reid Hospital), “A”, 6.5%, 2029	415,000	466,614
		$24,942,706
Healthcare Revenue - Long Term Care - 1.8%
Gaithersburg, MD, Economic Development Rev. (Asbury Maryland Obligations Group), “A”, 5.125%, 2036	$400,000	$407,672
Howard County, MD, Retirement Rev. (Vantage House Facilities), “B”, 5.25%, 2037	300,000	289,686
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 2041	750,000	857,618
Maryland Health & Higher Educational Facilities Authority Rev. (King Farm Presbyterian Community), “A”, 5.3%, 2037	300,000	290,526
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	55,000	65,693
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	85,000	100,930
		$2,012,125
Healthcare Revenue - Other - 0.7%
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 2019	$165,000	$180,766
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 2029	565,000	599,397
		$780,163
Industrial Revenue - Other - 0.5%
Maryland Economic Development Corp., Pollution Control Rev. (CNX Marine Terminals, Inc.), 5.75%, 2025	$500,000	$557,010

Miscellaneous Revenue - Entertainment & Tourism - 0.1%
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2031	$20,000	$22,563
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2036	60,000	66,923
		$89,486

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - 1.6%
Harford County, MD, Economic Development Rev. (Battelle Memorial Institute Project), 5.25%, 2034	$1,600,000	$1,626,816
Miami-Dade County, FL, Special Obligation, “B”, 5%, 2035	120,000	131,188
Miami-Dade County, FL, Special Obligation, “B”, 5%, 2037	85,000	92,642
		$1,850,646
Multi-Family Housing Revenue - 5.8%
Maryland Community Development Administration, Department of Housing & Community Development, “A”, 5.05%, 2047	$1,000,000	$1,022,270
Maryland Community Development Administration, Department of Housing & Community Development, “B”, FNMA, 5%, 2039	500,000	510,755
Maryland Community Development Administration, Department of Housing & Community Development, “B”, FHA, 4.45%, 2040	1,500,000	1,560,195
Maryland Community Development Administration, Department of Housing & Community Development, “D”, 5%, 2032	1,000,000	1,001,460
Montgomery County, MD, Housing Opportunities Commission, Multifamily & Reconstruction Development Rev., “D”, 3.25%, 2037	1,500,000	1,450,935
Montgomery County, MD, Housing Opportunities Commission, Multifamily Rev., 5.125%, 2037	1,000,000	1,091,430
		$6,637,045
Parking - 1.2%
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Medical Institutions), AMBAC, 5%, 2034	$1,385,000	$1,399,085

Port Revenue - 0.5%
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.75%, 2035	$550,000	$622,215

Sales & Excise Tax Revenue - 3.6%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	$435,000	$498,636
Colorado Regional Transportation District, Sales Tax Rev. (Fastracks Project), “A”, 5%, 2027	405,000	483,521
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 2036	260,000	289,858
Guam Government Business Privilege Tax Rev., “C”, 5%, 2016	80,000	91,553
Guam Government Business Privilege Tax Rev., “C”, 5%, 2017	90,000	105,447
Guam Government Business Privilege Tax Rev., “C”, 5%, 2018	85,000	100,966

33

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “B”, 5%, 2035	$680,000	$778,960
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, FGIC, 5.5%, 2022	510,000	538,703
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028 (c)	5,000	6,352
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	515,000	556,586
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2040	435,000	458,969
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	620,000	194,308
		$4,103,859
Single Family Housing Revenue - Local - 0.0%
Prince George’s County, MD, Housing Single Family Collateral, “A”, GNMA, 5.6%, 2034	$20,000	$20,150

Single Family Housing - State - 3.1%
Maryland Community Development Administration, Department of Housing & Community Development, 5%, 2034	$1,500,000	$1,562,655
Maryland Community Development Administration, Department of Housing & Community Development , “B”, 4.75%, 2019	215,000	215,092
Maryland Community Development Administration, Department of Housing & Community Development, “A”, 5.875%, 2016	270,000	270,240
Maryland Community Development Administration, Department of Housing & Community Development, “I”, 6%, 2041	305,000	313,269
Montgomery County, MD, Housing Opportunities Commission (Single Family Mortgage Rev.), “B”, 4.55%, 2026	1,000,000	1,011,510
Puerto Rico Housing Finance Authority, Home Mortgage Rev., Mortgage Backed Securities, “A”, 4.75%, 2023	125,000	125,196
		$3,497,962
State & Agency - Other - 2.9%
Howard County, MD, COP, “A”, 8%, 2019	$805,000	$1,151,722
Howard County, MD, COP, “B”, 8%, 2019	385,000	550,823
Howard County, MD, COP, “B”, 8.15%, 2021	450,000	672,530
Howard County, MD, COP, “C”, 8%, 2019	680,000	972,883
		$3,347,958
State & Local Agencies - 2.2%
FYI Properties Lease Rev. (Washington State Project), 5.5%, 2034	$370,000	$414,156
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 2039	180,000	214,049
Maryland Department of Transportation, Port Administration Facilities Project, AMBAC, 5.25%, 2020	1,690,000	1,894,575
		$2,522,780

Issuer	Shares/Par	Value ($)
Tax - Other - 1.3%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$325,000	$355,056
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	45,000	49,099
New Jersey Economic Development Authority Rev., 5%, 2025	110,000	125,478
New Jersey Economic Development Authority Rev., 5%, 2026	55,000	62,318
New Jersey Economic Development Authority Rev., 5%, 2028	20,000	22,375
New Jersey Economic Development Authority Rev., 5%, 2029	20,000	22,275
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	520,000	569,234
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 2039	285,000	314,916
		$1,520,751
Tax Assessment - 4.5%
Anne Arundel County, MD, Consolidated Special Taxing District Refunding Rev. (The Villages of Dorchester and Farmington Village Projects), 5%, 2032	$500,000	$565,915
Anne Arundel County, MD, Special Obligation (Arundel Mills Project), 5.125%, 2029	1,000,000	1,049,720
Anne Arundel County, MD, Special Obligation (National Business Park-North Project), 6.1%, 2040	350,000	380,559
Anne Arundel County, MD, Special Obligation (VLG South Waugh Chapel Project), 6.25%, 2040	300,000	326,946
Baltimore, MD, Special Obligation, (East Baltimore Research Park Project), “A”, 7%, 2038	400,000	435,716
Brunswick, MD, Special Obligation (Brunswick Crossing Special Taxing), 5.5%, 2036	244,000	229,077
Frederick County, MD, Special Obligation (Urbana Community Development Authority), “A”, 5%, 2040	1,500,000	1,640,790
Prince George’s County, MD, Special Obligation (National Harbor Project), 5.2%, 2034	500,000	511,055
		$5,139,778
Tobacco - 0.9%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$160,000	$146,762
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	215,000	260,507
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	525,000	473,051
Virgin Islands Tobacco Settlement Financing Corp., 5%, 2021	140,000	140,029
		$1,020,349

34

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - 2.2%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.25%, 2033	$1,365,000	$1,436,608
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.25%, 2029	515,000	585,225
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.125%, 2032	485,000	541,512
		$2,563,345
Universities - Colleges - 10.6%
Annapolis, MD, Economic Development Rev. (St. John’s College), 5.5%, 2018	$130,000	$130,462
Illinois Finance Authority Rev. (University of Chicago), “A”, 5%, 2051	290,000	317,707
Maryland Health & Higher Educational Facilities Authority Rev. (Goucher College), 5.375%, 2025	500,000	531,625
Maryland Health & Higher Educational Facilities Authority Rev. (Goucher College), “A”, 5%, 2034	500,000	563,825
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins University), “A”, 5%, 2030	1,500,000	1,763,070
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins University), “A”, 5%, 2037	1,500,000	1,724,880
Maryland Health & Higher Educational Facilities Authority Rev. (Loyola College), “A”, 5.125%, 2045	1,600,000	1,681,520
Maryland Health & Higher Educational Facilities Authority Rev. (Maryland Institute College of Art), 5%, 2030	750,000	782,670
Maryland Health & Higher Educational Facilities Authority Rev. (Notre Dame College), 5%, 2035	1,000,000	1,100,900
Morgan State University, Academic & Auxiliary Facilities Fees Rev., NATL, 6.05%, 2015	950,000	1,009,489
Morgan State University, Academic & Auxiliary Facilities Fees Rev., 5%, 2030	150,000	173,925
Morgan State University, Academic & Auxiliary Facilities Fees Rev., 5%, 2032	440,000	506,348
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	480,000	565,498
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 2032	30,000	29,517
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 2042	60,000	60,148
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 2031	85,000	88,856

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Westminster, MD, Educational Facilities Rev. (McDaniel College, Inc.), 5%, 2031	$1,000,000	$1,031,310
		$12,061,750
Universities - Dormitories - 1.7%
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 2027	$500,000	$542,805
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 2030	300,000	320,667
Maryland Economic Development Corp., Student Housing Rev. (Towson University Project), 5%, 2027	700,000	774,704
Maryland Economic Development Corp., Student Housing Rev. (Towson University Project), 5%, 2029	250,000	273,800
		$1,911,976
Universities - Secondary Schools - 0.8%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	$265,000	$311,629
Maryland Health & Higher Educational Facilities Authority Rev. (Washington Christian Academy), 5.5%, 2038 (a)(d)	500,000	180,000
Maryland Industrial Development Financing Authority, Economic Development Authority Rev. (Our Lady of Good Council), “A”, 6%, 2035	400,000	416,352
		$907,981
Utilities - Investor Owned - 0.8%
Maryland Economic Development Corp., Pollution Control Rev. (Potomac Electric Power Co.), 6.2%, 2022	$500,000	$608,115
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	275,000	313,748
		$921,863
Utilities - Municipal Owned - 0.4%
Guam Power Authority Rev., “A”, AGM, 5%, 2025	$60,000	$68,942
Guam Power Authority Rev., “A”, AGM, 5%, 2026	50,000	57,143
Guam Power Authority Rev., “A”, AGM, 5%, 2027	20,000	22,752
Guam Power Authority Rev., “A”, 5%, 2034	60,000	64,701
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	185,000	220,720
		$434,258
Utilities - Other - 1.7%
Nebraska Central Plains Energy Project, Gas Project Rev., “3”, 5%, 2032	$480,000	$533,630
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	400,000	462,984
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	195,000	226,610

35

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Other - continued
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	$100,000	$116,278
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2023	140,000	162,546
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2021	235,000	267,038
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2031	55,000	58,337
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2032	85,000	89,673
		$1,917,096
Water & Sewer Utility Revenue - 8.6%
Baltimore, MD, Rev., LEVRRS, FRN, NATL, 10.765%, 2020 (p)	$3,000,000	$4,025,271
Baltimore, MD, Wastewater Rev. Project, “A”, NATL, 5.65%, 2020	2,000,000	2,341,760
Baltimore, MD, Wastewater Rev. Project, “A”, 5%, 2041	1,000,000	1,145,860

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	$1,000,000	$1,004,790
Montgomery County, MD, Water Quality Protection Charge Rev., “A”, 5%, 2032	1,125,000	1,297,429
		$9,815,110
Total Municipal Bonds (Identified Cost, $100,892,329)		$108,581,340

Money Market Funds - 3.5%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	3,980,610	$3,980,610
Total Investments (Identified Cost, $104,872,939)		$112,561,950

Other Assets, Less Liabilities - 1.5%		1,673,615
Net Assets - 100.0%		$114,235,565

See Portfolio Footnotes and Notes to Financial Statements

36

PORTFOLIO OF INVESTMENTS

3/31/13

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.4%

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - 10.4%
Boston, MA, “B”, 4%, 2019	$2,000,000	$2,330,520
Boston, MA, “B”, 4%, 2021	1,870,000	2,199,401
Commonwealth of Massachusetts, “B”, 5.25%, 2023	1,000,000	1,285,710
Commonwealth of Massachusetts, “B”, 5.25%, 2028	2,225,000	2,836,408
Commonwealth of Massachusetts, “C”, NATL, 5.5%, 2019	4,000,000	5,068,600
Commonwealth of Massachusetts, “C”, 3%, 2030	3,000,000	2,912,250
Commonwealth of Massachusetts, “C”, AMBAC, 5%, 2032	4,815,000	5,453,613
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	1,650,000	1,727,171
Duxbury, MA, 3%, 2015	1,985,000	2,107,733
Natick, MA, Municipal Purpose Loan, 3%, 2014	1,560,000	1,611,745
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, 5.25%, 2033	925,000	896,889
Puerto Rico Public Buildings Authority Rev., Guaranteed, “S”, 6%, 2041	1,145,000	1,161,213
State of California, 6%, 2039	1,555,000	1,860,262
		$31,451,515
General Obligations - Improvement - 0.4%
Guam Government, “A”, 6.75%, 2029	$685,000	$766,083
Guam Government, “A”, 5.25%, 2037	395,000	398,196
Guam Government, “A”, 7%, 2039	75,000	83,624
		$1,247,903
General Obligations - Schools - 0.4%
Clovis, CA, Unified School District (Election of 2004), Capital Appreciation, “A”, 0%, 2026	$1,970,000	$1,169,668

Healthcare Revenue - Hospitals - 14.3%
Arizona Health Facilities Authority Rev. (Banner Health), “A”, 4%, 2043	$1,000,000	$972,790
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.25%, 2032	680,000	706,697
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	1,315,000	1,513,894
Illinois Finance Authority Rev. (Little Company of Mary Hospital and Health Care Centers), 5.375%, 2040	410,000	440,471
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	235,000	272,701
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 2041	935,000	1,088,864

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 2025	$690,000	$800,338
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	745,000	883,220
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	520,000	619,117
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	1,180,000	1,246,576
Massachusetts Development Finance Agency Healthcare System Rev. (Covenant Health System Obligated Group), 5%, 2031	1,560,000	1,688,248
Massachusetts Development Finance Agency Rev. (Berkshire Health System), “G”, 5%, 2029	1,000,000	1,122,680
Massachusetts Development Finance Agency Rev. (Southcoast Health System, Inc.), “F”, 4%, 2043	1,000,000	962,560
Massachusetts Development Finance Agency Rev. (Tufts Medical Center), “I”, 7.25%, 2032	1,000,000	1,242,410
Massachusetts Development Finance Agency Rev. (UMass Memorial Medical Center, Inc.), “H”, 5.5%, 2031	1,000,000	1,130,630
Massachusetts Health & Educational Facilities Authority Rev. (Bay State Medical Center), “I”, 5.75%, 2036	500,000	548,185
Massachusetts Health & Educational Facilities Authority Rev. (Caregroup, Inc.), 5.125%, 2038	2,000,000	2,207,800
Massachusetts Health & Educational Facilities Authority Rev. (Children’s Hospital), “M”, 5.25%, 2039	1,500,000	1,641,630
Massachusetts Health & Educational Facilities Authority Rev. (Children’s Hospital), “M”, 5.5%, 2039	1,000,000	1,110,960
Massachusetts Health & Educational Facilities Authority Rev. (Jordan Hospital), “D”, 5.25%, 2018	1,210,000	1,211,089
Massachusetts Health & Educational Facilities Authority Rev. (Lahey Clinic), “D”, 5.25%, 2037	1,550,000	1,674,543
Massachusetts Health & Educational Facilities Authority Rev. (Lowell General Hospital), “C”, 5.125%, 2035	1,600,000	1,687,424
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Eye & Ear Infirmary), “C”, 5.375%, 2035	1,500,000	1,622,625
Massachusetts Health & Educational Facilities Authority Rev. (Milford-Whitinsville Hospital), “C”, 5.25%, 2018	1,500,000	1,500,885

37

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), “G”, 5%, 2032	$2,000,000	$2,149,120
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), “J-1”, 5%, 2039	2,000,000	2,177,400
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), “J1”, 5%, 2034	1,375,000	1,504,236
Massachusetts Health & Educational Facilities Authority Rev. (South Shore), 5.625%, 2019	740,000	741,450
Massachusetts Health & Educational Facilities Authority Rev. (Southcoast Health Obligation), “D”, 5%, 2029	1,000,000	1,064,950
Massachusetts Health & Educational Facilities Authority Rev. (Southcoast Health Obligation), “D”, 5%, 2039	1,000,000	1,052,460
Massachusetts Health & Educational Facilities Authority Rev. (Winchester Hospital), 5.25%, 2038	2,000,000	2,206,000
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	430,000	500,137
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 2039	655,000	736,705
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	35,000	38,560
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	165,000	194,429
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	395,000	456,569
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	1,355,000	1,572,288
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	915,000	978,611
		$43,269,252
Healthcare Revenue - Long Term Care - 0.8%
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 2037	$500,000	$526,605
Massachusetts Development Finance Agency Rev. (Carleton-Willard Village), 5.625%, 2030	525,000	573,463
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 2039	352,582	315,772
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-2”, 5.5%, 2046	18,820	14,729
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 2056	93,608	667
Massachusetts Development Finance Agency Rev. (Loomis Communities, Inc.), “A”, 6.9%, 2032	530,000	536,016

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Massachusetts Development Finance Agency Rev. (The Groves in Lincoln), “A”, 7.75%, 2039	$500,000	$234,615
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	20,000	23,403
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	130,000	151,650
		$2,376,920
Healthcare Revenue - Other - 0.7%
Massachusetts Health & Educational Facilities Authority Rev. (Dana Faber Cancer Institute), “K”, 5%, 2037	$2,000,000	$2,135,820

Human Services - 0.4%
Massachusetts Development Finance Agency Rev. (Evergreen Center, Inc.), 5.5%, 2035	$1,200,000	$1,216,404

Industrial Revenue - Airlines - 0.6%
Massachusetts Port Authority Rev., Special Facilities (U.S. Airways), NATL, 5.875%, 2016	$1,900,000	$1,901,501

Industrial Revenue - Environmental Services - 0.8%
Massachusetts Development Finance Agency Rev. (Waste Management, Inc.), FRN, 5.5%, 2027 (b)	$750,000	$787,328
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 2042	1,535,000	1,575,064
		$2,362,392
Miscellaneous Revenue - Other - 5.1%
Martha’s Vineyard, MA, Land Bank Rev., AMBAC, 5%, 2029	$785,000	$804,201
Massachusetts Development Finance Agency Rev., 5.5%, 2020	1,205,000	1,458,785
Massachusetts Health & Educational Facilities Authority Rev., 5.5%, 2034	1,500,000	1,685,640
Massachusetts Health & Educational Facilities Authority Rev. (The Sterling & Francine Clark Art Institute), “B”, 5%, 2030	3,500,000	3,962,350
Massachusetts Health & Educational Facilities Authority Rev. (The Sterling & Francine Clark Art Institute), “B”, 5%, 2040	1,700,000	1,874,420
Massachusetts Port Authority Facilities Rev. (Boston Fuel Project), FGIC, 5%, 2024	2,000,000	2,110,800
Massachusetts Port Authority Facilities Rev. (Conrac Project), “A”, 5.125%, 2041	3,000,000	3,323,700
		$15,219,896
Multi-Family Housing Revenue - 5.8%
Massachusetts Development Finance Agency Rev. (Credit Housing-Chelsea Homes), “I-A”, LOC, 5%, 2024	$1,185,000	$1,203,249

38

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Multi-Family Housing Revenue - continued
Massachusetts Development Finance Agency Rev. (Morville House Apartments), “A”, LOC, 4.95%, 2023	$2,500,000	$2,520,050
Massachusetts Housing Finance Agency Rev., “A”, 5.25%, 2035	1,000,000	1,066,850
Massachusetts Housing Finance Agency Rev., “A”, 5.25%, 2048	1,000,000	1,013,780
Massachusetts Housing Finance Agency Rev., “C”, 5.35%, 2049	1,680,000	1,781,959
Massachusetts Housing Finance Agency Rev., “E”, 2.875%, 2027	1,000,000	978,250
Massachusetts Housing Finance Agency Rev., “F”, 3.45%, 2037	1,000,000	966,050
Massachusetts Housing Finance Agency Rev., “F”, 5.125%, 2034	720,000	724,831
Massachusetts Housing Finance Agency Rev., “P”, 5%, 2023	1,240,000	1,242,133
Massachusetts Housing Finance Agency Rev., “P”, 5.2%, 2045	1,445,000	1,445,968
Massachusetts Housing Finance Agency, “B”, 5.25%, 2030	1,700,000	1,794,248
Massachusetts Housing Finance Agency, Multi-Family Housing, “A”, 4.75%, 2030	1,425,000	1,561,031
Massachusetts Housing Finance Agency, Multi-Family Housing, “A”, 4.875%, 2032	1,190,000	1,305,240
		$17,603,639
Parking - 1.1%
Boston, MA, Metropolitan Transit Parking Corp., Systemwide Parking Rev., 5.25%, 2036	$3,000,000	$3,416,760

Port Revenue - 1.6%
Massachusetts Port Authority Rev., “A”, NATL, 5%, 2033	$1,265,000	$1,279,801
Massachusetts Port Authority Rev., “B”, 5%, 2040	2,000,000	2,257,240
Massachusetts Port Authority Rev., ETM, 13%, 2013 (c)	125,000	128,888
Massachusetts Port Authority, “B”, 5%, 2033	1,080,000	1,241,914
		$4,907,843
Sales & Excise Tax Revenue - 8.4%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	$985,000	$1,129,096
Colorado Regional Transportation District, Sales Tax Rev. (Fastracks Project), “A”, 5%, 2027	1,075,000	1,283,421
Guam Government Business Privilege Tax Rev., “B-1”, 5%, 2037	555,000	606,282
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 2024	1,590,000	2,011,366
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 2031	2,045,000	2,528,131
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2029	1,850,000	2,373,735
Massachusetts Bay Transportation Authority, Sales Tax Rev., Capital Appreciation, 0%, 2034	4,000,000	1,544,600

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Massachusetts School Building Authority, Dedicated Sales Tax Rev., AMBAC, 4.75%, 2032	$2,000,000	$2,194,560
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “A”, 5%, 2030	3,000,000	3,521,460
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “A”, AMBAC, 4.5%, 2035	950,000	1,015,512
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “B”, 5%, 2035	1,810,000	2,073,409
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, FGIC, 5.5%, 2022	1,050,000	1,109,094
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2019 (c)	10,000	12,703
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	1,040,000	1,123,980
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	1,070,000	1,151,876
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Convertible Capital Appreciation, “A”, 0% to 2016, 6.75% to 2032	1,175,000	1,215,996
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 2054	6,700,000	524,476
		$25,419,697
Single Family Housing - State - 2.2%
Massachusetts Housing Finance Agency, Single Family Housing Rev., “122”, 4.85%, 2031	$1,625,000	$1,650,886
Massachusetts Housing Finance Agency, Single Family Housing Rev., “128”, AGM, 4.875%, 2038	1,040,000	1,054,477
Massachusetts Housing Finance Agency, Single Family Housing Rev., “157”, 4.35%, 2027	1,000,000	1,029,790
Massachusetts Housing Finance Agency, Single Family Housing Rev., “162”, 3.15%, 2032	2,000,000	1,937,060
Massachusetts Housing Finance Agency, Single Family Housing Rev., “162”, 3.45%, 2037	1,000,000	973,350
		$6,645,563
State & Agency - Other - 0.5%
Massachusetts Development Finance Agency Rev. (Visual & Performing Arts Project), 6%, 2015	$1,235,000	$1,370,047

State & Local Agencies - 3.9%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.942%, 2037	$1,370,000	$998,812
Massachusetts College Building Authority Project Rev., “A”, SYNCORA, 5%, 2043	2,110,000	2,117,913
Massachusetts College Building Authority Project Rev., Capital Appreciation, “A”, SYNCORA, 0%, 2022	8,310,000	6,632,128
Massachusetts State College, Building Authority Project Rev., “A”, 5.5%, 2049	1,680,000	1,937,930
		$11,686,783

39

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Student Loan Revenue - 4.3%
Massachusetts Educational Financing Authority, “J”, 5.625%, 2029	$2,000,000	$2,186,520
Massachusetts Educational Financing Authority, Education Loan Rev., “E”, AMBAC, 5%, 2015	90,000	90,237
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 2030	1,755,000	1,929,096
Massachusetts Educational Financing Authority, Education Loan Rev., “I”, 6%, 2028	1,190,000	1,333,121
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 2022	3,000,000	3,450,780
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.15%, 2026	1,660,000	1,809,649
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.2%, 2027	795,000	865,063
Massachusetts Educational Financing Authority, Education Loan Rev., “Issue E”, AMBAC, 5.3%, 2016	1,360,000	1,363,346
		$13,027,812
Tax - Other - 1.0%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$260,000	$284,045
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	85,000	92,743
Massachusetts Special Obligation Dedicated Tax Rev., NATL, 5.5%, 2023	1,585,000	1,929,547
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 2029	600,000	687,456
		$2,993,791
Tobacco - 1.2%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$315,000	$288,937
Children’s Trust Fund, Tobacco Settlement Rev., Puerto Rico, 5.5%, 2039	400,000	404,372
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	440,000	420,988
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	1,335,000	1,617,566
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	960,000	865,008
		$3,596,871
Toll Roads - 1.5%
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 2015	$1,500,000	$1,602,120
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 2032	2,600,000	2,876,770
		$4,478,890
Transportation - Special Tax - 0.1%
Massachusetts Bay Transportation Authority, Sales Tax Rev., ETM, “C”, 5.5%, 2016 (c)	$200,000	$231,790

Issuer	Shares/Par	Value ($)
Universities - Colleges - 21.2%
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	$2,005,000	$2,273,028
Massachusetts Development Finance Agency Higher Education Rev. (Emerson College), “A”, 5%, 2023	1,750,000	1,893,658
Massachusetts Development Finance Agency Rev. (Boston College), “R-1”, 5%, 2024	3,950,000	4,657,801
Massachusetts Development Finance Agency Rev. (Boston University), “V-1”, 5%, 2029	2,165,000	2,369,289
Massachusetts Development Finance Agency Rev. (Curry College), “A”, ACA, 5%, 2036	2,000,000	2,040,040
Massachusetts Development Finance Agency Rev. (Hampshire College), 5.7%, 2034	1,000,000	1,028,230
Massachusetts Development Finance Agency Rev. (Holy Cross), AMBAC, 5.25%, 2032	1,500,000	1,924,290
Massachusetts Development Finance Agency Rev. (Massachusetts College of Pharmacy), “F”, 4%, 2032	1,000,000	1,040,070
Massachusetts Development Finance Agency Rev. (Massachusetts College of Pharmacy), “F”, 4%, 2035	500,000	515,255
Massachusetts Development Finance Agency Rev. (Merrimack College), “A”, 5.25%, 2042	1,500,000	1,641,195
Massachusetts Development Finance Agency Rev. (New England Conservatory of Music), 5.25%, 2038	2,000,000	2,131,700
Massachusetts Development Finance Agency Rev. (Pharmacy & Allied Health Sciences), 5.75%, 2013 (c)	1,000,000	1,023,520
Massachusetts Development Finance Agency Rev. (Simmons College), SYNCORA, 5.25%, 2026	2,250,000	2,526,075
Massachusetts Development Finance Agency Rev. (Suffolk University), 5.125%, 2040	1,000,000	1,094,430
Massachusetts Development Finance Agency Rev. (The Broad Institute, Inc.), “A”, 5.25%, 2037	2,000,000	2,228,960
Massachusetts Development Finance Agency Rev. (Wheelock College), “C”, 5.25%, 2037	1,500,000	1,568,895
Massachusetts Development Finance Agency Rev. (Worcester Polytechnic Institute), 5%, 2050	2,000,000	2,175,140
Massachusetts Health & Educational Facilities Authority Rev. (Berklee College of Music), “A”, 5%, 2027	905,000	990,133
Massachusetts Health & Educational Facilities Authority Rev. (Berklee College of Music), “A”, 5%, 2037	2,000,000	2,160,020
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2027	1,735,000	2,200,119
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 2028	1,355,000	1,717,612
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 2036	1,500,000	1,789,890
Massachusetts Health & Educational Facilities Authority Rev. (Lesley University), “A”, ASSD GTY, 5.25%, 2039	1,000,000	1,094,990

40

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “A”, 5%, 2038	$750,000	$846,645
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 2028	1,000,000	1,332,680
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), “A”, 5%, 2035	1,500,000	1,663,890
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), “T-1”, 5%, 2030	1,500,000	1,715,610
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), “T-1”, 5%, 2031	1,250,000	1,424,188
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), “I”, 8%, 2029	500,000	570,935
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), MSQLF, 4.875%, 2027	250,000	281,655
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), 5%, 2028	640,000	721,690
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), 5%, 2029	300,000	336,462
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 2030	2,000,000	2,336,500
Massachusetts Health & Educational Facilities Authority Rev. (Wheaton College), “F”, 5%, 2041	500,000	540,315
Massachusetts Health & Higher Educational Facilities Authority Rev. (Williams College), “H”, 5%, 2028	1,000,000	1,009,570
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 2029	2,000,000	2,340,020
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 2036	1,000,000	1,145,050
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 2041	295,000	339,430
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 2032	110,000	108,229
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 2042	180,000	180,445
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 2031	75,000	71,475
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 2042	35,000	34,260

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
University of Massachusetts Building Authority Project Rev., 5%, 2034	$1,000,000	$1,104,490
University of Massachusetts Building Authority Project Rev., “1”, 5%, 2019	3,000,000	3,682,740
		$63,870,619
Universities - Secondary Schools - 3.1%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	$665,000	$782,013
Massachusetts Development Finance Agency Rev. (Belmont Hill School), 4.375%, 2031	1,080,000	1,253,124
Massachusetts Development Finance Agency Rev. (Belmont Hill School), 4.5%, 2036	1,000,000	1,165,720
Massachusetts Development Finance Agency Rev. (Dexter School), 4.75%, 2032	1,130,000	1,179,720
Massachusetts Development Finance Agency Rev. (Dexter School), 5%, 2037	2,000,000	2,090,580
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “A”, 6.375%, 2030	1,000,000	1,139,990
Massachusetts Development Finance Agency Rev. (Middlesex School), 5.125%, 2023	500,000	504,410
Massachusetts Development Finance Agency Rev. (Milton Academy), “A”, 5%, 2028	1,000,000	1,157,160
		$9,272,717
Utilities - Investor Owned - 0.4%
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 2042 (b)	$1,000,000	$1,217,420

Utilities - Municipal Owned - 0.2%
Guam Power Authority Rev., “A”, 5.5%, 2030	$590,000	$656,505

Utilities - Other - 1.9%
Nebraska Central Plains Energy Project, Gas Project Rev., “3”, 5%, 2032	$1,270,000	$1,411,897
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	645,000	719,498
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	805,000	931,755
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	405,000	470,651
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	210,000	244,184
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2021	480,000	545,438
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2027	880,000	953,066
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2031	160,000	169,709
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2032	260,000	274,295
		$5,720,493

41

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - 4.1%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.75%, 2037	$655,000	$647,337
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2038	2,000,000	2,022,160
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2041	1,155,000	1,306,039
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	305,000	318,890
Massachusetts Water Pollution Abatement Trust, 5.25%, 2027	1,280,000	1,647,987
Massachusetts Water Pollution Abatement Trust, 5.25%, 2033	2,000,000	2,588,080
Massachusetts Water Pollution Abatement Trust (MWRA Program), “A”, 5%, 2032	75,000	75,177
Massachusetts Water Pollution Abatement Trust, “10”, 5%, 2029	160,000	168,302
Massachusetts Water Pollution Abatement Trust, “10”, 5%, 2034	145,000	152,254

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Massachusetts Water Resources Authority, “B”, AGM, 5.25%, 2029	$595,000	$762,338
Massachusetts Water Resources Authority, General Rev., “B”, AGM, 5.25%, 2031	1,625,000	2,068,479
Massachusetts Water Resources Authority, General Rev., “B”, 5%, 2034	655,000	742,069
		$12,499,112
Total Municipal Bonds (Identified Cost, $265,177,402)		$290,967,623

Money Market Funds - 2.4%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	7,304,229	$7,304,229
Total Investments (Identified Cost, $272,481,631)		$298,271,852

Other Assets, Less Liabilities - 1.2%		3,718,132
Net Assets - 100.0%		$301,989,984

Portfolio Footnotes:

(a)	Non-income producing security.
(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $751,380, representing 0.2% of net assets for the California fund.
(p)	Primary inverse floater.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LOC	Letter of Credit
Insurers		Inverse Floaters
ACA	ACA Financial Guaranty Corp.	LEVRRS	Leveraged Reverse Rate Security
AGM	Assured Guaranty Municipal	RIBS	Residual Interest Bonds
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Health Construction Loan Insurance
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
MSQLF	Michigan Student Qualified Loan Fund
NATL	National Public Finance Guarantee Corp.
SYNCORA	Syncora Guarantee Inc.
XLCA	XL Capital Insurance Co.

See Notes to Financial Statements

42

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/13

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Alabama Fund	Arkansas Fund	California Fund
Assets
Investments –
Non-affiliated issuers, at identified cost	$64,022,934	$224,293,488	$295,225,558
Underlying affiliated funds, at cost and net asset value	1,531,701	3,067,890	3,971,626
Total investments, at identified cost	$65,554,635	$227,361,378	$299,197,184
Unrealized appreciation (depreciation)	5,315,879	10,380,731	24,302,898
Total investments, at value	$70,870,514	$237,742,109	$323,500,082
Cash	—	261,351	—
Receivables for
Investments sold	1,009,351	2,069,238	1,570,963
Fund shares sold	61,028	272,273	490,559
Interest	814,503	3,041,226	4,175,729
Other assets	625	1,623	2,117
Total assets	$72,756,021	$243,387,820	$329,739,450

Liabilities
Payables for
Distributions	$49,569	$170,437	$268,771
Investments purchased	966,335	553,378	—
Fund shares reacquired	75,730	526,182	538,966
Payable to affiliates
Investment adviser	3,209	15,474	20,944
Shareholder servicing costs	27,915	87,964	148,231
Distribution and service fees	2,562	7,641	11,605
Payable for independent Trustees’ compensation	4,682	4,657	11,680
Accrued expenses and other liabilities	60,993	76,476	75,576
Total liabilities	$1,190,995	$1,442,209	$1,075,773
Net assets	$71,565,026	$241,945,611	$328,663,677

Net assets consist of
Paid-in capital	$66,700,312	$230,661,116	$310,004,260
Unrealized appreciation (depreciation) on investments	5,315,879	10,380,731	24,302,898
Accumulated net realized gain (loss) on investments	(478,851)	944,297	(5,715,727)
Accumulated undistributed (distributions in excess of) net investment income	27,686	(40,533)	72,246
Net assets	$71,565,026	$241,945,611	$328,663,677

43

Statements of Assets and Liabilities – continued

	Alabama Fund	Arkansas Fund	California Fund
Net assets
Class A	$70,432,062	$232,510,276	$288,367,389
Class B	1,132,964	9,435,335	5,176,471
Class C	—	—	35,119,817
Total net assets	$71,565,026	$241,945,611	$328,663,677

Shares of beneficial interest outstanding
Class A	6,582,396	22,717,712	47,668,691
Class B	105,867	921,017	855,487
Class C	—	—	5,785,706
Total shares of beneficial interest outstanding	6,688,263	23,638,729	54,309,884

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$10.70	$10.23	$6.05
Offering price per share (100 / 95.25 x net asset value per share)	$11.23	$10.74	$6.35

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$10.70	$10.24	$6.05

Class C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$—	$—	$6.07

On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

44

Statements of Assets and Liabilities – continued

At 3/31/13	Georgia Fund	Maryland Fund	Massachusetts Fund
Assets
Investments –
Non-affiliated issuers, at identified cost	$73,922,908	$100,892,329	$265,177,402
Underlying affiliated funds, at cost and net asset value	3,019,083	3,980,610	7,304,229
Total investments, at identified cost	$76,941,991	$104,872,939	$272,481,631
Unrealized appreciation (depreciation)	5,486,302	7,689,011	25,790,221
Total investments, at value	$82,428,293	$112,561,950	$298,271,852
Receivables for
Investments sold	—	1,267,355	725,521
Fund shares sold	277,976	91,139	186,098
Interest	1,010,566	1,389,389	3,749,657
Other assets	714	911	2,012
Total assets	$83,717,549	$115,310,744	$302,935,140

Liabilities
Payables for
Distributions	$42,075	$77,570	$185,834
Investments purchased	604,575	560,330	—
Fund shares reacquired	242,270	304,331	504,489
Payable to affiliates
Investment adviser	6,162	7,387	19,264
Shareholder servicing costs	30,665	46,462	139,392
Distribution and service fees	3,074	4,324	10,941
Payable for independent Trustees’ compensation	5,256	7,897	7,968
Accrued expenses and other liabilities	65,698	66,878	77,268
Total liabilities	$999,775	$1,075,179	$945,156
Net assets	$82,717,774	$114,235,565	$301,989,984

Net assets consist of
Paid-in capital	$77,536,844	$106,644,416	$275,460,868
Unrealized appreciation (depreciation) on investments	5,486,302	7,689,011	25,790,221
Accumulated net realized gain (loss) on investments	(313,509)	(190,782)	656,462
Undistributed net investment income	8,137	92,920	82,433
Net assets	$82,717,774	$114,235,565	$301,989,984

45

Statements of Assets and Liabilities – continued

	Georgia Fund	Maryland Fund	Massachusetts Fund
Net assets
Class A	$80,335,584	$110,728,766	$296,895,257
Class B	2,382,190	3,506,799	5,094,727
Total net assets	$82,717,774	$114,235,565	$301,989,984

Shares of beneficial interest outstanding
Class A	7,185,503	9,650,376	25,466,333
Class B	212,284	305,756	436,250
Total shares of beneficial interest outstanding	7,397,787	9,956,132	25,902,583

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$11.18	$11.47	$11.66
Offering price per share (100 / 95.25 x net asset value per share)	$11.74	$12.04	$12.24

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$11.22	$11.47	$11.68

On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See Notes to Financial Statements

46

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/13

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Alabama Fund	Arkansas Fund	California Fund
Net investment income
Interest	$3,368,107	$10,207,392	$14,990,661
Dividends from underlying affiliated funds	1,503	10,195	8,601
Total investment income	$3,369,610	$10,217,587	$14,999,262
Expenses
Management fee	$323,773	$1,065,994	$1,463,173
Distribution and service fees	190,126	663,021	1,116,773
Shareholder servicing costs	48,119	174,412	264,040
Administrative services fee	20,473	42,639	54,527
Independent Trustees’ compensation	3,165	10,436	11,323
Custodian fee	19,895	41,196	48,714
Shareholder communications	7,072	13,989	15,072
Audit and tax fees	49,315	49,358	49,397
Legal fees	5,476	4,002	9,196
Miscellaneous	33,448	50,352	49,529
Total expenses	$700,862	$2,115,399	$3,081,744
Fees paid indirectly	(1)	—	(9)
Reduction of expenses by investment adviser and distributor	(19,612)	(352,412)	(434,648)
Net expenses	$681,249	$1,762,987	$2,647,087
Net investment income	$2,688,361	$8,454,600	$12,352,175

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$265,559	$543,680	$3,024,734
Futures contracts	(44,398)	—	(195,962)
Net realized gain (loss) on investments	$221,161	$543,680	$2,828,772
Change in unrealized appreciation (depreciation)
Investments	$1,079,171	$317,806	$8,039,237
Futures contracts	(26,176)	—	(117,088)
Net unrealized gain (loss) on investments	$1,052,995	$317,806	$7,922,149
Net realized and unrealized gain (loss) on investments	$1,274,156	$861,486	$10,750,921
Change in net assets from operations	$3,962,517	$9,316,086	$23,103,096

See Notes to Financial Statements

47

Statements of Operations – continued

Year ended 3/31/13	Georgia Fund	Maryland Fund	Massachusetts Fund
Net investment income
Interest	$3,422,799	$5,592,267	$13,619,672
Dividends from underlying affiliated funds	3,887	4,986	11,291
Total investment income	$3,426,686	$5,597,253	$13,630,963
Expenses
Management fee	$352,957	$512,161	$1,364,303
Distribution and service fees	212,742	310,600	798,713
Shareholder servicing costs	58,789	87,933	239,268
Administrative services fee	21,322	26,101	51,580
Independent Trustees’ compensation	3,178	5,668	11,163
Custodian fee	24,160	26,433	46,864
Shareholder communications	7,931	10,172	14,902
Audit and tax fees	49,312	49,327	49,387
Legal fees	4,345	6,843	3,979
Miscellaneous	36,177	38,250	44,369
Total expenses	$770,913	$1,073,488	$2,624,528
Fees paid indirectly	(1)	(5)	(8)
Reduction of expenses by investment adviser	(7,508)	(366)	(973)
Net expenses	$763,404	$1,073,117	$2,623,547
Net investment income	$2,663,282	$4,524,136	$11,007,416

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$118,278	$269,571	$1,458,844
Futures contracts	(44,091)	(59,299)	(149,013)
Net realized gain (loss) on investments	$74,187	$210,272	$1,309,831
Change in unrealized appreciation (depreciation)
Investments	$1,267,325	$699,971	$3,842,885
Futures contracts	(25,220)	(35,220)	(90,442)
Net unrealized gain (loss) on investments	$1,242,105	$664,751	$3,752,443
Net realized and unrealized gain (loss) on investments	$1,316,292	$875,023	$5,062,274
Change in net assets from operations	$3,979,574	$5,399,159	$16,069,690

See Notes to Financial Statements

48

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/13	Alabama Fund	Arkansas Fund	California Fund
Change in net assets

From operations
Net investment income	$2,688,361	$8,454,600	$12,352,175
Net realized gain (loss) on investments	221,161	543,680	2,828,772
Net unrealized gain (loss) on investments	1,052,995	317,806	7,922,149
Change in net assets from operations	$3,962,517	$9,316,086	$23,103,096

Distributions declared to shareholders
From net investment income	$(2,587,536)	$(8,079,772)	$(11,992,142)
Change in net assets from fund share transactions	$(1,522,773)	$18,224,694	$1,015,019
Total change in net assets	$(147,792)	$19,461,008	$12,125,973

Net assets
At beginning of period	71,712,818	222,484,603	316,537,704
At end of period	$71,565,026	$241,945,611	$328,663,677
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$27,686	$(40,533)	$72,246

Year ended 3/31/13	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income	$2,663,282	$4,524,136	$11,007,416
Net realized gain (loss) on investments	74,187	210,272	1,309,831
Net unrealized gain (loss) on investments	1,242,105	664,751	3,752,443
Change in net assets from operations	$3,979,574	$5,399,159	$16,069,690

Distributions declared to shareholders
From net investment income	$(2,539,962)	$(4,088,801)	$(10,410,844)
Change in net assets from fund share transactions	$10,233,705	$1,780,645	$1,798,812
Total change in net assets	$11,673,317	$3,091,003	$7,457,658

Net assets
At beginning of period	71,044,457	111,144,562	294,532,326
At end of period	$82,717,774	$114,235,565	$301,989,984
Undistributed net investment income included in net assets at end of period	$8,137	$92,920	$82,433

See Notes to Financial Statements

49

Statements of Changes in Net Assets – continued

Year ended 3/31/12	Alabama Fund	Arkansas Fund	California Fund
Change in net assets

From operations
Net investment income	$2,846,222	$7,766,796	$12,895,692
Net realized gain (loss) on investments	(290,002)	(297,147)	(4,295,817)
Net unrealized gain (loss) on investments	5,737,628	13,862,869	38,502,254
Change in net assets from operations	$8,293,848	$21,332,518	$47,102,129

Distributions declared to shareholders
From net investment income	$(2,766,439)	$(7,701,555)	$(12,838,950)
Change in net assets from fund share transactions	$(7,575,629)	$22,352,418	$(18,194,793)
Total change in net assets	$(2,048,220)	$35,983,381	$16,068,386

Net assets
At beginning of period	73,761,038	186,501,222	300,469,318
At end of period	$71,712,818	$222,484,603	$316,537,704
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$28,689	$(51)	$148,045

Year ended 3/31/12	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income	$2,488,818	$4,432,250	$11,396,730
Net realized gain (loss) on investments	(192,910)	(549,836)	(1,231,931)
Net unrealized gain (loss) on investments	5,388,551	9,102,033	27,052,808
Change in net assets from operations	$7,684,459	$12,984,447	$37,217,607

Distributions declared to shareholders
From net investment income	$(2,458,315)	$(4,329,991)	$(11,201,993)
Change in net assets from fund share transactions	$5,555,284	$(1,605,548)	$(5,416,666)
Total change in net assets	$10,781,428	$7,048,908	$20,598,948

Net assets
At beginning of period	60,263,029	104,095,654	273,933,378
At end of period	$71,044,457	$111,144,562	$294,532,326
Undistributed net investment income included in net assets at end of period	$10,873	$96,710	$90,312

See Notes to Financial Statements

50

Financial Statements

FINANCIAL HIGHLIGHTS

MFS ALABAMA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2013	2012	2011		2010	2009
Net asset value, beginning of period	$10.50	$9.72	$10.25		$9.60	$10.17

Income (loss) from investment operations
Net investment income (d)	$0.40	$0.41	$0.42		$0.44	$0.43
Net realized and unrealized gain (loss) on investments	0.19	0.77	(0.54)		0.72	(0.50)
Total from investment operations	$0.59	$1.18	$(0.12)		$1.16	$(0.07)

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.40)	$(0.41)		$(0.42)	$(0.44)
From net realized gain on investments	—	—	(0.00	)(w)	(0.09)	(0.06)
Total distributions declared to shareholders	$(0.39)	$(0.40)	$(0.41)		$(0.51)	$(0.50)
Net asset value, end of period (x)	$10.70	$10.50	$9.72		$10.25	$9.60
Total return (%) (r)(s)(t)(x)	5.63	12.30	(1.21)		12.25	(0.59)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.99	0.97		0.97	1.01
Expenses after expense reductions (f)	0.93	0.93	0.93		0.93	0.84
Net investment income	3.74	4.01	4.12		4.33	4.36
Portfolio turnover	10	21	20		27	35
Net assets at end of period (000 omitted)	$70,432	$69,887	$70,582		$78,842	$68,320

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A		N/A	0.80

See Notes to Financial Statements

51

Financial Highlights – continued

MFS ALABAMA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2013	2012	2011		2010	2009
Net asset value, beginning of period	$10.50	$9.72	$10.24		$9.60	$10.17

Income (loss) from investment operations
Net investment income (d)	$0.32	$0.33	$0.34		$0.36	$0.36
Net realized and unrealized gain (loss) on investments	0.19	0.77	(0.52)		0.72	(0.50)
Total from investment operations	$0.51	$1.10	$(0.18)		$1.08	$(0.14)

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.32)	$(0.34)		$(0.35)	$(0.37)
From net realized gain on investments	—	—	(0.00	)(w)	(0.09)	(0.06)
Total distributions declared to shareholders	$(0.31)	$(0.32)	$(0.34)		$(0.44)	$(0.43)
Net asset value, end of period (x)	$10.70	$10.50	$9.72		$10.24	$9.60
Total return (%) (r)(s)(t)(x)	4.85	11.47	(1.84)		11.31	(1.34)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.74	1.72		1.72	1.76
Expenses after expense reductions (f)	1.68	1.68	1.68		1.68	1.58
Net investment income	2.99	3.28	3.37		3.60	3.62
Portfolio turnover	10	21	20		27	35
Net assets at end of period (000 omitted)	$1,133	$1,826	$3,179		$5,477	$6,884

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A		N/A	1.55

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

52

Financial Highlights – continued

MFS ARKANSAS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2013	2012	2011		2010	2009
Net asset value, beginning of period	$10.17	$9.49	$9.95		$9.43	$9.80

Income (loss) from investment operations
Net investment income (d)	$0.37	$0.38	$0.41		$0.42	$0.43
Net realized and unrealized gain (loss) on investments	0.05	0.68	(0.47)		0.53	(0.29)
Total from investment operations	$0.42	$1.06	$(0.06)		$0.95	$0.14

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.38)	$(0.40)		$(0.41)	$(0.43)
From net realized gain on investments	—	—	(0.00	)(w)	(0.02)	(0.08)
Total distributions declared to shareholders	$(0.36)	$(0.38)	$(0.40)		$(0.43)	$(0.51)
Net asset value, end of period (x)	$10.23	$10.17	$9.49		$9.95	$9.43
Total return (%) (r)(s)(t)(x)	4.10	11.34	(0.62)		10.17	1.61

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.87	0.87		0.84	0.83
Expenses after expense reductions (f)	0.71	0.72	0.72		0.74	0.66
Net investment income	3.59	3.86	4.20		4.32	4.48
Portfolio turnover	16	12	20		9	23
Net assets at end of period (000 omitted)	$232,510	$213,736	$178,685		$179,094	$141,100

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A		N/A	0.60

See Notes to Financial Statements

53

Financial Highlights – continued

MFS ARKANSAS MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2013	2012	2011		2010	2009
Net asset value, beginning of period	$10.18	$9.50	$9.96		$9.44	$9.81

Income (loss) from investment operations
Net investment income (d)	$0.29	$0.31	$0.33		$0.35	$0.35
Net realized and unrealized gain (loss) on investments	0.04	0.67	(0.47)		0.52	(0.28)
Total from investment operations	$0.33	$0.98	$(0.14)		$0.87	$0.07

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.30)	$(0.32)		$(0.33)	$(0.36)
From net realized gain on investments	—	—	(0.00	)(w)	(0.02)	(0.08)
Total distributions declared to shareholders	$(0.27)	$(0.30)	$(0.32)		$(0.35)	$(0.44)
Net asset value, end of period (x)	$10.24	$10.18	$9.50		$9.96	$9.44
Total return (%) (r)(s)(t)(x)	3.29	10.47	(1.43)		9.30	0.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.62	1.62		1.59	1.59
Expenses after expense reductions (f)	1.50	1.49	1.53		1.52	1.42
Net investment income	2.80	3.08	3.37		3.53	3.71
Portfolio turnover	16	12	20		9	23
Net assets at end of period (000 omitted)	$9,435	$8,749	$7,816		$8,129	$6,111

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A		N/A	1.35

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

54

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$5.84	$5.23	$5.56	$5.15	$5.56

Income (loss) from investment operations
Net investment income (d)	$0.23	$0.24	$0.26	$0.26	$0.27
Net realized and unrealized gain (loss) on investments	0.21	0.61	(0.34)	0.41	(0.42)
Total from investment operations	$0.44	$0.85	$(0.08)	$0.67	$(0.15)

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.25)	$(0.26)	$(0.26)
Net asset value, end of period (x)	$6.05	$5.84	$5.23	$5.56	$5.15
Total return (%) (r)(s)(t)(x)	7.59	16.48	(1.53)	13.11	(2.66)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.86	0.85	0.81	0.81
Expenses after expense reductions (f)	0.70	0.71	0.70	0.71	0.63
Net investment income	3.90	4.26	4.79	4.78	5.05
Portfolio turnover	20	35	24	31	27
Net assets at end of period (000 omitted)	$288,367	$277,271	$263,306	$324,093	$291,509

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	N/A	0.56

	Years ended 3/31
Class B	2013	2012	2011	2010	2009
Net asset value, beginning of period	$5.84	$5.23	$5.57	$5.15	$5.56

Income (loss) from investment operations
Net investment income (d)	$0.19	$0.20	$0.22	$0.22	$0.23
Net realized and unrealized gain (loss) on investments	0.20	0.60	(0.35)	0.41	(0.42)
Total from investment operations	$0.39	$0.80	$(0.13)	$0.63	$(0.19)

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.19)	$(0.21)	$(0.21)	$(0.22)
Net asset value, end of period (x)	$6.05	$5.84	$5.23	$5.57	$5.15
Total return (%) (r)(s)(t)(x)	6.75	15.60	(2.46)	12.47	(3.39)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.61	1.60	1.56	1.57
Expenses after expense reductions (f)	1.48	1.47	1.47	1.47	1.39
Net investment income	3.12	3.51	4.01	4.03	4.29
Portfolio turnover	20	35	24	31	27
Net assets at end of period (000 omitted)	$5,176	$5,640	$6,769	$13,866	$19,477

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	N/A	1.32

See Notes to Financial Statements

55

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2013	2012	2011	2010	2009
Net asset value, beginning of period	$5.86	$5.25	$5.58	$5.16	$5.58

Income (loss) from investment operations
Net investment income (d)	$0.18	$0.19	$0.21	$0.21	$0.22
Net realized and unrealized gain (loss) on investments	0.20	0.61	(0.34)	0.42	(0.42)
Total from investment operations	$0.38	$0.80	$(0.13)	$0.63	$(0.20)

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.19)	$(0.20)	$(0.21)	$(0.22)
Net asset value, end of period (x)	$6.07	$5.86	$5.25	$5.58	$5.16
Total return (%) (r)(s)(t)(x)	6.60	15.38	(2.41)	12.27	(3.70)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.61	1.60	1.60	1.70
Expenses after expense reductions (f)	1.60	1.61	1.60	1.60	1.53
Net investment income	2.99	3.34	3.87	3.85	4.14
Portfolio turnover	20	35	24	31	27
Net assets at end of period (000 omitted)	$35,120	$33,626	$30,393	$37,810	$29,480

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	N/A	1.46

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	Total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

56

Financial Highlights – continued

MFS GEORGIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.96	$10.08	$10.59	$9.99	$10.64

Income (loss) from investment operations
Net investment income (d)	$0.38	$0.41	$0.44	$0.45	$0.47
Net realized and unrealized gain (loss) on investments	0.21	0.88	(0.52)	0.62	(0.48)
Total from investment operations	$0.59	$1.29	$(0.08)	$1.07	$(0.01)

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.41)	$(0.43)	$(0.44)	$(0.44)
From net realized gain on investments	—	—	—	(0.03)	(0.20)
Total distributions declared to shareholders	$(0.37)	$(0.41)	$(0.43)	$(0.47)	$(0.64)
Net asset value, end of period (x)	$11.18	$10.96	$10.08	$10.59	$9.99
Total return (%) (r)(s)(t)(x)	5.38	12.98	(0.84)	10.84	0.04

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	1.02	1.02	1.03	1.06
Expenses after expense reductions (f)	0.95	0.95	0.98	1.00	0.89
Net investment income	3.41	3.89	4.16	4.26	4.55
Portfolio turnover	14	19	22	16	26
Net assets at end of period (000 omitted)	$80,336	$69,093	$57,878	$63,964	$53,156

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	N/A	0.87

See Notes to Financial Statements

57

Financial Highlights – continued

MFS GEORGIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.00	$10.12	$10.63	$10.02	$10.68

Income (loss) from investment operations
Net investment income (d)	$0.30	$0.33	$0.36	$0.37	$0.39
Net realized and unrealized gain (loss) on investments	0.20	0.88	(0.52)	0.63	(0.49)
Total from investment operations	$0.50	$1.21	$(0.16)	$1.00	$(0.10)

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.33)	$(0.35)	$(0.36)	$(0.36)
From net realized gain on investments	—	—	—	(0.03)	(0.20)
Total distributions declared to shareholders	$(0.28)	$(0.33)	$(0.35)	$(0.39)	$(0.56)
Net asset value, end of period (x)	$11.22	$11.00	$10.12	$10.63	$10.02
Total return (%) (r)(s)(t)(x)	4.57	12.09	(1.58)	10.08	(0.79)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.78	1.77	1.78	1.80
Expenses after expense reductions (f)	1.70	1.70	1.72	1.75	1.62
Net investment income	2.64	3.14	3.39	3.51	3.78
Portfolio turnover	14	19	22	16	26
Net assets at end of period (000 omitted)	$2,382	$1,952	$2,385	$3,212	$4,344

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	N/A	1.61

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

58

Financial Highlights – continued

MFS MARYLAND MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2013	2012	2011		2010		2009
Net asset value, beginning of period	$11.34	$10.45	$10.93		$10.15		$10.83

Income (loss) from investment operations
Net investment income (d)	$0.46	$0.46	$0.46		$0.48		$0.48
Net realized and unrealized gain (loss) on investments	0.09	0.88	(0.49)		0.77		(0.65)
Total from investment operations	$0.55	$1.34	$(0.03)		$1.25		$(0.17)

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.45)	$(0.45)		$(0.47)		$(0.47)
From net realized gain on investments	—	—	(0.00	)(w)	(0.00	)(w)	(0.04)
Total distributions declared to shareholders	$(0.42)	$(0.45)	$(0.45)		$(0.47)		$(0.51)
Net asset value, end of period (x)	$11.47	$11.34	$10.45		$10.93		$10.15
Total return (%) (r)(s)(t)(x)	4.86	13.01	(0.35)		12.49		(1.57)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.94	0.94		0.95		1.11
Expenses after expense reductions (f)	0.92	0.94	0.94		0.95		0.94
Net investment income	4.00	4.16	4.20		4.47		4.67
Portfolio turnover	23	13	14		24		24
Net assets at end of period (000 omitted)	$110,729	$107,738	$100,324		$107,182		$93,075

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A		N/A		0.89

See Notes to Financial Statements

59

Financial Highlights – continued

MFS MARYLAND MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2013	2012	2011		2010		2009
Net asset value, beginning of period	$11.33	$10.45	$10.93		$10.14		$10.83

Income (loss) from investment operations
Net investment income (d)	$0.37	$0.38	$0.38		$0.40		$0.42
Net realized and unrealized gain (loss) on investments	0.10	0.86	(0.49)		0.78		(0.67)
Total from investment operations	$0.47	$1.24	$(0.11)		$1.18		$(0.25)

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.36)	$(0.37)		$(0.39)		$(0.40)
From net realized gain on investments	—	—	(0.00	)(w)	(0.00	)(w)	(0.04)
Total distributions declared to shareholders	$(0.33)	$(0.36)	$(0.37)		$(0.39)		$(0.44)
Net asset value, end of period (x)	$11.47	$11.33	$10.45		$10.93		$10.14
Total return (%) (r)(s)(t)(x)	4.17	12.07	(1.09)		11.77		(2.31)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.70	1.69		1.70		1.77
Expenses after expense reductions (f)	1.67	1.69	1.69		1.70		1.59
Net investment income	3.25	3.42	3.44		3.75		4.01
Portfolio turnover	23	13	14		24		24
Net assets at end of period (000 omitted)	$3,507	$3,406	$3,772		$6,251		$8,385

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A		N/A		1.55

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

60

Financial Highlights – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.44	$10.42	$11.07	$10.35	$10.91

Income (loss) from investment operations
Net investment income (d)	$0.43	$0.45	$0.47	$0.48	$0.49
Net realized and unrealized gain (loss) on investments	0.19	1.01	(0.63)	0.77	(0.52)
Total from investment operations	$0.62	$1.46	$(0.16)	$1.25	$(0.03)

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.44)	$(0.45)	$(0.47)	$(0.48)
From net realized gain on investments	—	—	(0.04)	(0.06)	(0.05)
Total distributions declared to shareholders	$(0.40)	$(0.44)	$(0.49)	$(0.53)	$(0.53)
Net asset value, end of period (x)	$11.66	$11.44	$10.42	$11.07	$10.35
Total return (%) (r)(s)(t)(x)	5.48	14.21	(1.57)	12.31	(0.21)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.85	0.86	0.87	1.04
Expenses after expense reductions (f)	0.85	0.85	0.86	0.87	0.87
Net investment income	3.64	4.04	4.25	4.44	4.69
Portfolio turnover	15	26	25	21	40
Net assets at end of period (000 omitted)	$296,895	$289,090	$266,600	$236,724	$185,105

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	N/A	0.83

See Notes to Financial Statements

61

Financial Highlights – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.46	$10.44	$11.09	$10.37	$10.93

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.36	$0.39	$0.40	$0.42
Net realized and unrealized gain (loss) on investments	0.20	1.02	(0.63)	0.77	(0.52)
Total from investment operations	$0.54	$1.38	$(0.24)	$1.17	$(0.10)

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.36)	$(0.37)	$(0.39)	$(0.41)
From net realized gain on investments	—	—	(0.04)	(0.06)	(0.05)
Total distributions declared to shareholders	$(0.32)	$(0.36)	$(0.41)	$(0.45)	$(0.46)
Net asset value, end of period (x)	$11.68	$11.46	$10.44	$11.09	$10.37
Total return (%) (r)(s)(t)(x)	4.69	13.33	(2.30)	11.45	(0.86)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.60	1.60	1.62	1.70
Expenses after expense reductions (f)	1.60	1.60	1.60	1.62	1.53
Net investment income	2.88	3.29	3.50	3.70	4.01
Portfolio turnover	15	26	25	21	40
Net assets at end of period (000 omitted)	$5,095	$5,443	$7,333	$13,804	$17,166

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	N/A	1.48

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

62

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Alabama Municipal Bond Fund (Alabama Fund), MFS Arkansas Municipal Bond Fund (Arkansas Fund), MFS California Municipal Bond Fund (California Fund), MFS Georgia Municipal Bond Fund (Georgia Fund), MFS Maryland Municipal Bond Fund (Maryland Fund), and MFS Massachusetts Municipal Bond Fund (Massachusetts Fund) are each a series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region or state where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and the funds may be required to issue Forms 1099-DIV.

In this reporting period each fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In January 2013, the FASB issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to each fund, management expects that the impact of each fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally

63

Notes to Financial Statements – continued

traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2013 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Alabama Fund
Investments at Value
Municipal Bonds	$—	$69,338,813	$—	$69,338,813
Mutual Funds	1,531,701	—	—	1,531,701
Total Investments	$1,531,701	$69,338,813	$—	$70,870,514

Arkansas Fund
Investments at Value
Municipal Bonds	$—	$234,674,219	$—	$234,674,219
Mutual Funds	3,067,890	—	—	3,067,890
Total Investments	$3,067,890	$234,674,219	$—	$237,742,109

California Fund
Investments at Value
Municipal Bonds	$—	$319,528,456	$—	$319,528,456
Mutual Funds	3,971,626	—	—	3,971,626
Total Investments	$3,971,626	$319,528,456	$—	$323,500,082

Georgia Fund
Investments at Value
Municipal Bonds	$—	$79,409,210	$—	$79,409,210
Mutual Funds	3,019,083	—	—	3,019,083
Total Investments	$3,019,083	$79,409,210	$—	$82,428,293

Maryland Fund
Investments at Value
Municipal Bonds	$—	$108,581,340	$—	$108,581,340
Mutual Funds	3,980,610	—	—	3,980,610
Total Investments	$3,980,610	$108,581,340	$—	$112,561,950

Massachusetts Fund
Investments at Value
Municipal Bonds	$—	$290,967,623	$—	$290,967,623
Mutual Funds	7,304,229	—	—	7,304,229
Total Investments	$7,304,229	$290,967,623	$—	$298,271,852

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – Certain funds use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments.

64

Notes to Financial Statements – continued

Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When each fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. The Arkansas Fund did not use derivatives during the period.

The derivative instruments used by certain funds were futures contracts. At March 31, 2013, the funds did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by certain funds for the year ended March 31, 2013 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Alabama Fund	Interest Rate	$(44,398)
California Fund	Interest Rate	(195,962)
Georgia Fund	Interest Rate	(44,091)
Maryland Fund	Interest Rate	(59,299)
Massachusetts Fund	Interest Rate	(149,013)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by certain funds for the year ended March 31, 2013 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Alabama Fund	Interest Rate	$(26,176)
California Fund	Interest Rate	(117,088)
Georgia Fund	Interest Rate	(25,220)
Maryland Fund	Interest Rate	(35,220)
Massachusetts Fund	Interest Rate	(90,442)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, each fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives each fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund’s credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been segregated to cover obligations of each fund under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – Each fund, with the exception of the Arkansas Fund, entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, each fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by each fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by each fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

Each fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, each fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to each fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. Each fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by each fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

65

Notes to Financial Statements – continued

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. For each fund, with the exception of the Arkansas Fund, this amount, for the year ended March 31, 2013, is shown as a reduction of total expenses in the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and defaulted bonds.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/13	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$—	$58,712	$164,760	$8,530	$—	$348,639
Tax-exempt income	2,587,536	8,021,060	11,827,382	2,531,432	4,088,801	10,062,205
Long-term capital gain	—	—	—	—	—	—
Total distributions	$2,587,536	$8,079,772	$11,992,142	$2,539,962	$4,088,801	$10,410,844

Year ended 3/31/12	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$—	$14,654	$—	$—	$—	$—
Tax-exempt income	2,766,439	7,686,901	12,838,950	2,458,315	4,329,991	11,201,993
Long-term capital gain	—	—	—	—	—	—
Total distributions	$2,766,439	$7,701,555	$12,838,950	$2,458,315	$4,329,991	$11,201,993

66

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/13	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Cost of investments	$65,326,392	$226,219,417	$298,218,128	$76,695,811	$104,391,179	$271,336,607
Gross appreciation	5,633,378	12,849,763	26,279,256	5,877,065	8,668,152	28,129,723
Gross depreciation	(89,256)	(1,327,071)	(997,302)	(144,583)	(497,381)	(1,194,478)
Net unrealized appreciation (depreciation)	$5,544,122	$11,522,692	$25,281,954	$5,732,482	$8,170,771	$26,935,245
Undistributed tax-exempt income	248,795	640,526	1,100,665	229,768	500,453	970,423
Capital loss carryforwards	(707,094)	(197,659)	(6,694,783)	(559,689)	(579,646)	(488,562)
Post-October capital loss deferral	—	(5)	—	—	(92,896)	—
Other temporary differences	(221,109)	(681,059)	(1,028,419)	(221,631)	(407,533)	(887,990)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2013, each fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
3/31/16	$—	$—	$(40,368)	$—	$—	$—
3/31/17	—	—	(1,063,041)	—	—	—
3/31/18	—	—	—	(153,718)	—	—
3/31/19	(674,377)	(197,659)	(2,804,636)	(266,409)	(579,646)	(488,562)
Total	$(674,377)	$(197,659)	$(3,908,045)	$(420,127)	$(579,646)	$(488,562)

Post-enactment losses which are characterized as follows:
Short-Term	$(32,717)	$—	$—	$—	$—	$—
Long-Term	—	—	(2,786,738)	(139,562)	—	—
Total	$(32,717)	$—	$(2,786,738)	$(139,562)	$—	$—

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

Distributions declared to shareholders:

From net investment income

	Alabama Fund		Arkansas Fund		California Fund
	Year ended 3/31/13	Year ended 3/31/12	Year ended 3/31/13	Year ended 3/31/12	Year ended 3/31/13	Year ended 3/31/12
Class A	$2,548,506	$2,689,423	$7,830,576	$7,453,276	$10,818,016	$11,566,523
Class B	39,030	77,016	249,196	248,279	164,264	210,487
Class C	—	—	—	—	1,009,862	1,061,940
Total	$2,587,536	$2,766,439	$8,079,772	$7,701,555	$11,992,142	$12,838,950

	Georgia Fund		Maryland Fund		Massachusetts Fund
	Year ended 3/31/13	Year ended 3/31/12	Year ended 3/31/13	Year ended 3/31/12	Year ended 3/31/13	Year ended 3/31/12
Class A	$2,484,819	$2,397,107	$3,989,469	$4,214,393	$10,264,971	$11,006,411
Class B	55,143	61,208	99,332	115,598	145,873	195,582
Total	$2,539,962	$2,458,315	$4,088,801	$4,329,991	$10,410,844	$11,201,993

67

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that total annual fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	Alabama Fund	Georgia Fund	Maryland Fund
Class A	0.93%	0.95%	0.95%
Class B	1.68%	1.70%	1.70%

For the Alabama Fund and the Maryland Fund, these written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2013. For the Georgia Fund, this written agreement will continue until at least July 31, 2013, after which MFS, under certain conditions, may increase such expense limitation to 1.00% of the fund’s average daily net assets annually for Class A shares and 1.75% of the fund’s average daily net assets annually for Class B shares without a vote of the fund’s Board of Trustees. Any increase above 1.00% and 1.75% of the fund’s average daily net assets annually for Class A and Class B shares, respectively, would require a vote of the fund’s Board of Trustees. For the year ended March 31, 2013, these reductions amounted to $19,380 for the Alabama Fund and $7,260 for the Georgia Fund and are reflected as a reduction of total expenses in the Statements of Operations. The actual operating expenses for the Maryland Fund did not exceed the limits described above and therefore, the investment adviser did not pay any portion of the Maryland Fund expenses under this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following for the year ended March 31, 2013, as its portion of the initial sales charge on sales of Class A shares of each fund:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$26,427	$197,474	$84,746	$82,339	$48,073	$84,567

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	—	0.25%	0.25%	0.25%	$176,461
Arkansas Fund	—	0.25%	0.25%	0.10%	568,681
California Fund	—	0.25%	0.25%	0.10%	711,798
Georgia Fund	—	0.25%	0.25%	0.25%	190,541
Maryland Fund	—	0.25%	0.25%	0.25%	275,862
Massachusetts Fund	—	0.25%	0.25%	0.25%	744,384

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	0.75%	0.25%	1.00%	1.00%	$13,665
Arkansas Fund	0.75%	0.25%	1.00%	0.89%	94,340
California Fund	0.75%	0.25%	1.00%	0.88%	54,533
Georgia Fund	0.75%	0.25%	1.00%	1.00%	22,201
Maryland Fund	0.75%	0.25%	1.00%	1.00%	34,738
Massachusetts Fund	0.75%	0.25%	1.00%	1.00%	54,329

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
California Fund	0.75%	0.25%	1.00%	1.00%	$350,442

68

Notes to Financial Statements – continued

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Total Distribution and Service Fees	$190,126	$663,021	$1,116,773	$212,742	$310,600	$798,713

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2013 based on each class’s average daily net assets.

Arkansas Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2013. This reduction amounted to $341,212 which is shown as a reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2013. This reduction amounted to $10,446 which is shown as a reduction of total expenses in the Statements of Operations.

California Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2013. This reduction amounted to $427,083 which is shown as a reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2013. This reduction amounted to $6,520 which is shown as a reduction of total expenses in the Statements of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2013, were as follows:

CDSC imposed	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$—	$12,589	$3,067	$—	$—	$358
Class B	886	8,961	8,375	2,010	2,050	5,575
Class C	N/A	N/A	3,932	N/A	N/A	N/A

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended March 31, 2013, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Expenses paid	$10,822	$32,168	$48,780	$11,088	$24,785	$53,759
Percentage of average daily net assets	0.0150%	0.0136%	0.0150%	0.0141%	0.0217%	0.0177%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$37,297	$142,244	$215,260	$47,701	$63,148	$185,509

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2013 was equivalent to an annual effective rate of each fund’s average daily net assets as follows:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Percentage of average daily net assets	0.0284%	0.0180%	0.0167%	0.0271%	0.0229%	0.0170%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

69

Notes to Financial Statements – continued

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense for each fund. These amounts are included in “Independent Trustees’ compensation” in the Statements of Operations and were as follows:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$31	$65	$588	$25	$490	$505

The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to the following at March 31, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statements of Assets and Liabilities:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$4,623	$4,463	$11,470	$5,198	$7,795	$7,756

Other– These funds and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended March 31, 2013, the aggregate fees paid by each fund to Tarantino LLC and Griffin Compliance LLC amounted to the following and are included in “Miscellaneous” expense in the Statements of Operations:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$569	$1,830	$2,546	$599	$891	$2,371

MFS has agreed to reimburse the funds for a portion of the payments made by each fund in the following amounts, which are shown as a reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$232	$754	$1,045	$248	$366	$973

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statements of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Purchases	$7,212,026	$49,907,183	$62,531,449	$20,986,482	$25,410,102	$45,199,214
Sales	$7,062,769	$35,727,773	$62,411,491	$10,390,731	$26,310,515	$48,560,469

70

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Alabama Fund				Arkansas Fund
	Year ended 3/31/13		Year ended 3/31/12		Year ended 3/31/13		Year ended 3/31/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	608,036	$6,526,733	703,578	$7,219,417	4,465,572	$46,121,592	3,501,369	$35,147,982
Class B	12,616	135,535	10,105	102,943	207,990	2,146,156	153,017	1,537,065
	620,652	$6,662,268	713,683	$7,322,360	4,673,562	$48,267,748	3,654,386	$36,685,047

Shares issued to shareholders in reinvestment of distributions
Class A	174,498	$1,876,667	163,919	$1,679,395	559,333	$5,777,695	485,489	$4,841,357
Class B	2,807	30,167	5,200	53,105	19,322	199,785	18,232	181,818
	177,305	$1,906,834	169,119	$1,732,500	578,655	$5,977,480	503,721	$5,023,175

Shares reacquired
Class A	(854,873)	$(9,197,619)	(1,471,611)	$(14,918,654)	(3,321,798)	$(34,306,542)	(1,806,304)	$(18,018,828)
Class B	(83,405)	(894,256)	(168,372)	(1,711,835)	(165,705)	(1,713,992)	(134,901)	(1,336,976)
	(938,278)	$(10,091,875)	(1,639,983)	$(16,630,489)	(3,487,503)	$(36,020,534)	(1,941,205)	$(19,355,804)

Net change
Class A	(72,339)	$(794,219)	(604,114)	$(6,019,842)	1,703,107	$17,592,745	2,180,554	$21,970,511
Class B	(67,982)	(728,554)	(153,067)	(1,555,787)	61,607	631,949	36,348	381,907
	(140,321)	$(1,522,773)	(757,181)	$(7,575,629)	1,764,714	$18,224,694	2,216,902	$22,352,418

	California Fund				Georgia Fund
	Year ended 3/31/13		Year ended 3/31/12		Year ended 3/31/13		Year ended 3/31/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	5,296,099	$31,954,748	3,851,119	$21,577,650	1,898,647	$21,337,661	1,138,606	$12,163,061
Class B	120,645	727,186	188,052	1,063,185	67,566	760,151	35,580	384,083
Class C	843,848	5,091,689	804,255	4,569,883	—	—	—	—
	6,260,592	$37,773,623	4,843,426	$27,210,718	1,966,213	$22,097,812	1,174,186	$12,547,144

Shares issued to shareholders in reinvestment of distributions
Class A	1,303,835	$7,864,323	1,209,901	$6,794,486	163,236	$1,837,027	128,481	$1,369,522
Class B	18,596	112,162	22,688	126,877	4,345	49,087	4,317	46,048
Class C	118,607	717,821	101,546	572,790	—	—	—	—
	1,441,038	$8,694,306	1,334,135	$7,494,153	167,581	$1,886,114	132,798	$1,415,570

Shares reacquired
Class A	(6,388,909)	$(38,446,008)	(7,973,623)	$(44,482,860)	(1,183,157)	$(13,331,926)	(700,057)	$(7,376,612)
Class B	(248,899)	(1,496,420)	(540,187)	(3,005,789)	(37,143)	(418,295)	(98,066)	(1,030,818)
Class C	(912,621)	(5,510,482)	(964,385)	(5,411,015)	—	—	—	—
	(7,550,429)	$(45,452,910)	(9,478,195)	$(52,899,664)	(1,220,300)	$(13,750,221)	(798,123)	$(8,407,430)

Net change
Class A	211,025	$1,373,063	(2,912,603)	$(16,110,724)	878,726	$9,842,762	567,030	$6,155,971
Class B	(109,658)	(657,072)	(329,447)	(1,815,727)	34,768	390,943	(58,169)	(600,687)
Class C	49,834	299,028	(58,584)	(268,342)	—	—	—	—
	151,201	$1,015,019	(3,300,634)	$(18,194,793)	913,494	$10,233,705	508,861	$5,555,284

71

Notes to Financial Statements – continued

	Maryland Fund				Massachusetts Fund
	Year ended 3/31/13		Year ended 3/31/12		Year ended 3/31/13		Year ended 3/31/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	948,826	$10,965,224	801,812	$8,888,395	2,834,096	$33,310,122	2,139,063	$23,802,974
Class B	80,482	927,072	42,075	470,694	85,512	1,003,191	69,369	775,955
	1,029,308	$11,892,296	843,887	$9,359,089	2,919,608	$34,313,313	2,208,432	$24,578,929

Shares issued to shareholders in reinvestment of distributions
Class A	246,809	$2,853,563	230,545	$2,541,617	602,549	$7,080,805	452,098	$5,022,252
Class B	7,399	85,494	7,388	81,344	8,614	101,305	10,474	116,058
	254,208	$2,939,057	237,933	$2,622,961	611,163	$7,182,110	462,572	$5,138,310

Shares reacquired
Class A	(1,047,468)	$(12,097,690)	(1,129,932)	$(12,384,961)	(3,250,453)	$(38,134,479)	(2,890,274)	$(31,756,927)
Class B	(82,662)	(953,018)	(109,952)	(1,202,637)	(132,997)	(1,562,132)	(307,096)	(3,376,978)
	(1,130,130)	$(13,050,708)	(1,239,884)	$(13,587,598)	(3,383,450)	$(39,696,611)	(3,197,370)	$(35,133,905)

Net change
Class A	148,167	$1,721,097	(97,575)	$(954,949)	186,192	$2,256,448	(299,113)	$(2,931,701)
Class B	5,219	59,548	(60,489)	(650,599)	(38,871)	(457,636)	(227,253)	(2,484,965)
	153,386	$1,780,645	(158,064)	$(1,605,548)	147,321	$1,798,812	(526,366)	$(5,416,666)

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2013, each fund’s commitment fee and interest expense were as follows, and are included in “Miscellaneous” expense in the Statements of Operations:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Commitment Fee	$440	$1,447	$1,975	$477	$693	$1,857
Interest Expense	—	—	—	—	—	—

72

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds - Affiliated Issuers

An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2013, are as follows:

	Underlying Affiliated Fund – MFS Institutional Money Market Portfolio
	Beginning Share/Par Amount	Acquisitions Share/Par Amount	Dispositions Share/Par Amount	Ending Share/Par Amount
Alabama Fund	2,200,178	12,067,911	(12,736,388)	1,531,701
Arkansas Fund	6,384,699	61,944,469	(65,261,278)	3,067,890
California Fund	1,908,727	76,029,479	(73,966,580)	3,971,626
Georgia Fund	3,210,147	26,927,251	(27,118,315)	3,019,083
Maryland Fund	2,918,509	33,686,106	(32,624,005)	3,980,610
Massachusetts Fund	6,347,027	68,095,251	(67,138,049)	7,304,229

	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Alabama Fund	$—	$—	$1,503	$1,531,701
Arkansas Fund	—	—	10,195	3,067,890
California Fund	—	—	8,601	3,971,626
Georgia Fund	—	—	3,887	3,019,083
Maryland Fund	—	—	4,986	3,980,610
Massachusetts Fund	—	—	11,291	7,304,229

73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund (each a series of MFS Municipal Series Trust) (the “Funds”) as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 15, 2013

74

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (Age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (Age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (Age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (Age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (Age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (Age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (Age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (Age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (Age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (Age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (Age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (Age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (Age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

75

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (Age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (Age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (Age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (Age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (Age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (Age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (Age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (Age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (Age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (Age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (Age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (Age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

76

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager

Michael Dawson

Custodian JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

77

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of each fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site  (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. Each fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Website at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of each fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Alabama Fund	100.00%
Arkansas Fund	99.27%
California Fund	98.63%
Georgia Fund	99.66%
Maryland Fund	100.00%
Massachusetts Fund	96.65%

78

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

79

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

80

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

March 31, 2013

MFS® MUNICIPAL

SERIES TRUST

For the states of:

Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and

West Virginia

MSTB-ANN

MFS® MUNICIPAL SERIES TRUST

For the states of: Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee,

Virginia, and West Virginia

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The first quarter of 2013 delivered strong returns to global equity investors, particularly those holding U.S. and Japanese stocks, while bond returns were flat overall. The U.S. economy picked up steam, driven by the improving housing and job markets. U.S. economic data were broadly positive, with growth in manufacturing activity, durable goods orders and auto sales. However, consumer confidence wavered somewhat, a likely reflection of the impact of the payroll tax increase and uncertainty over the U.S. government’s across-the-board sequestration cuts.

The eurozone’s unemployment picture and overall economic activity steadily worsened. Cyprus, the latest debt-crisis hot spot, faces unique challenges, with its oversized banking sector’s unhealthy exposure to Greek debt. In addition, the hefty cost to large bank depositors could weaken confidence in the region’s financial stability. China’s economic activity rebounded after a mild slowdown in 2012. The Japanese government’s aggressive effort to stimulate its long-dormant economy by devaluing the yen lifted stock prices, exports and profits for struggling Japanese firms. The outlook for further economic growth and an extension of the U.S. bull market is highly dependent on how much damage is caused by the U.S. budget cuts, global growth prospects and the ebb and flow of global tail risk events. Most factors point to a continued slow and uneven global economic recovery.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We also remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

May 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS Mississippi Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
State & Local Agencies	19.5%
Universities – Colleges	17.1%
Healthcare Revenue – Hospitals	12.7%
Water & Sewer Utility Revenue	9.7%
General Obligations – General Purpose	9.2%

Composition including fixed income credit quality (a)(i)
AAA	4.9%
AA	41.2%
A	30.5%
BBB	15.3%
BB	2.8%
B	0.7%
CCC	0.9%
Not Rated	3.2%
Cash & Other	0.5%

Portfolio facts (i)
Average Duration (d)	8.3
Average Effective Maturity (m)	17.1 yrs.

MFS New York Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	20.0%
Healthcare Revenue – Hospitals	11.6%
Tax-Other	11.2%
State & Local Agencies	11.0%
Miscellaneous Revenue – Other	4.6%

Composition including fixed income credit quality (a)(i)
AAA	2.6%
AA	36.2%
A	28.6%
BBB	23.6%
BB	2.3%
B	2.5%
Not Rated	1.9%
Cash & Other	2.3%

Portfolio facts (i)
Average Duration (d)	8.9
Average Effective Maturity (m)	18.3 yrs.

MFS North Carolina Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	22.8%
Universities – Colleges	12.9%
Water & Sewer Utility Revenue	11.1%
State & Local Agencies	8.8%
Utilities – Municipal Owned	5.9%

Composition including fixed income credit quality (a)(i)
AAA	19.0%
AA	35.1%
A	26.6%
BBB	16.0%
BB	0.2%
B	1.1%
Not Rated	2.7%
Cash & Other	(0.7)%

Portfolio facts (i)
Average Duration (d)	8.8
Average Effective Maturity (m)	17.1 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time “Cash & Other Net Assets” may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 3/31/13.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Pennsylvania Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	19.4%
Healthcare Revenue-Hospitals	19.4%
General Obligations – Schools	12.3%
General Obligations – General Purpose	7.3%
Water & Sewer Utility Revenue	6.7%

Composition including fixed income credit quality (a)(i)
AAA	2.8%
AA	26.7%
A	35.4%
BBB	24.3%
BB	2.0%
B	2.0%
Not Rated	3.9%
Cash & Other	2.9%

Portfolio facts (i)
Average Duration (d)	9.1
Average Effective Maturity (m)	18.2 yrs.

MFS South Carolina Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Water & Sewer Utility Revenue	18.7%
Healthcare Revenue – Hospitals	17.0%
Utilities-Municipal Owned	8.4%
Universities – Colleges	7.9%
General Obligations – Schools	7.8%

Composition including fixed income credit quality (a)(i)
AAA	5.6%
AA	45.0%
A	28.9%
BBB	14.7%
BB	1.0%
B	1.8%
Not Rated	0.7%
Cash & Other	2.3%

Portfolio facts (i)
Average Duration (d)	8.6
Average Effective Maturity (m)	17.9 yrs.

MFS Tennessee Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	17.9%
General Obligations – General Purpose	17.4%
Water & Sewer Utility Revenue	11.9%
Universities – Colleges	8.4%
Utilities-Municipal Owned	7.4%

Composition including fixed income credit quality (a)(i)
AAA	5.1%
AA	51.8%
A	19.9%
BBB	17.6%
BB	0.8%
B	0.8%
Not Rated	2.1%
Cash & Other	1.9%

Portfolio facts (i)
Average Duration (d)	9.3
Average Effective Maturity (m)	18.4 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 3/31/13.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Water & Sewer Utility Revenue	18.1%
Healthcare Revenue – Hospitals	15.5%
State & Local Agencies	14.0%
Universities – Colleges	7.8%
Single Family – Housing State	5.3%

Composition including fixed income credit quality (a)(i)
AAA	17.7%
AA	40.9%
A	18.4%
BBB	15.7%
BB	1.9%
B	1.2%
Not Rated	4.8%
Cash & Other	(0.6)%

Portfolio facts (i)
Average Duration (d)	9.1
Average Effective Maturity (m)	18.2 yrs.
MFS West Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	22.4%
Healthcare Revenue – Hospitals	12.8%
Water & Sewer Utility Revenue	10.3%
General Obligations – General Purpose	8.3%
State & Local Agencies	8.3%

Composition including fixed income credit quality (a)(i)
AAA	1.0%
AA	26.5%
A	42.7%
BBB	14.5%
BB	1.7%
B	0.7%
Not Rated	10.6%
Cash & Other	2.3%

Portfolio facts (i)
Average Duration (d)	7.8
Average Effective Maturity (m)	16.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From	time to time “Cash & Other Net Assets” may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 3/31/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2013, Class A shares of each fund, at net asset value, with the exception of the municipal bond funds of South Carolina, Virginia, and West Virginia, outperformed the Barclays Municipal Bond Index. These included the municipal bond funds of Mississippi, New York, North Carolina, Pennsylvania, and Tennessee. The performance for the individual funds and the benchmark are set forth in the Performance Summary.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

Within a couple of months, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the middle of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a greater degree of caution as the reporting period ended.

Over the reporting period, municipal bond yields generally followed the direction of U.S. Treasury yields. Yields on “AAA” rated (r) municipal bonds declined throughout the first half of the period, hitting multi-generational lows in late November/early December, before rising over the second half of the period, and ending the twelve month period modestly lower. At the same time, spreads between higher quality bonds and lower quality bonds continued to decline, with “BBB” rated municipal bonds outperforming “AAA” rated municipal bonds and non-investment grade/non-rated bonds outperforming “BBB” rated municipal bonds. This reflects the strong technical backdrop over the trailing twelve months with demand for municipals outstripping supply, and investors continuing their search for yield. Near the end of the period, a number of developments emerged that have the potential to shift the balance of supply and demand. Amongst the more notable were a marked decline in the pace of inflows into, and even some outflows from, municipal bond funds, and proposals to alter the tax treatment of tax-exempt income.

Factors Affecting Performance

A longer duration (d) stance relative to the Barclays Municipal Bond Index benefited results across all funds, with the exception of the West Virginia Fund where a neutral duration stance had a negligible impact. The positive sentiment in the municipal bond markets pushed yields lower during the reporting period.

Among sectors, tobacco and utilities were notable contributors to the relative performance of all funds. A combination of bond selection and a greater exposure to both the education and health care sectors aided relative returns across all funds, with the exception of the Virginia Fund, where bond selection had a lesser impact. The general obligation sector was another positive factor for relative performance in all funds, with the exception of the Pennsylvania Fund, where the impact from bond selection was negligible. An underweight allocation to “AA” rated securities in all funds, with the exception of the Tennessee Fund, where it had an overweight allocation to this credit quality sector, also strengthened relative performance across all funds.

An underweight allocation to “A” rated securities held back relative results for the Mississippi, South Carolina, Virginia, and West Virginia funds. All funds’ cash and/or cash equivalents positions during the period were additional detractors from relative performance. Under normal market conditions, the funds strive to be fully invested and generally hold cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Michael Dawson

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

Management Review – continued

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 3/31/13

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund’s results have been compared to the Barclays Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued nationwide, while each of the funds is limited to investing primarily in the bonds of a particular state. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Mississippi Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/13

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	8/06/92	5.43%	5.66%	4.68%
B	9/07/93	4.67%	4.91%	3.89%

Comparative benchmark
Barclays Municipal Bond Index (f)		5.25%	6.10%	5.01%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		0.42%	4.64%	4.17%
B With CDSC (Declining over six years from 4% to 0%) (x)		0.67%	4.58%	3.89%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS New York Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/13

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/06/88	6.19%	5.59%	4.54%
B	9/07/93	5.41%	4.81%	3.77%
C	12/11/00	5.31%	4.78%	3.76%

Comparative benchmark
Barclays Municipal Bond Index (f)		5.25%	6.10%	5.01%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		1.14%	4.56%	4.03%
B With CDSC (Declining over six years from 4% to 0%) (x)		1.41%	4.48%	3.77%
C With CDSC (1% for 12 months) (x)		4.31%	4.78%	3.76%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS North Carolina Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	5.59%	5.84%	4.51%
B	9/07/93	4.81%	5.09%	3.80%
C	1/03/94	4.72%	5.07%	3.79%

Comparative benchmark
Barclays Municipal Bond Index (f)		5.25%	6.10%	5.01%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		0.58%	4.81%	4.00%
B With CDSC (Declining over six years from 4% to 0%) (x)		0.81%	4.76%	3.80%
C With CDSC (1% for 12 months) (x)		3.72%	5.07%	3.79%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Pennsylvania Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/13

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	2/01/93	6.35%	5.72%	4.67%
B	9/07/93	5.42%	4.89%	3.87%

Comparative benchmark
Barclays Municipal Bond Index (f)		5.25%	6.10%	5.01%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		1.30%	4.70%	4.16%
B With CDSC (Declining over six years from 4% to 0%) (x)		1.42%	4.55%	3.87%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS South Carolina Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/13

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	5.24%	5.37%	4.32%
B	9/07/93	4.55%	4.62%	3.61%

Comparative benchmark
Barclays Municipal Bond Index (f)		5.25%	6.10%	5.01%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		0.24%	4.35%	3.81%
B With CDSC (Declining over six years from 4% to 0%) (x)		0.55%	4.28%	3.61%

CDSC	– Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Tennessee Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/13

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	8/12/88	5.33%	5.64%	4.44%
B	9/07/93	4.55%	4.88%	3.72%

Comparative benchmark
Barclays Municipal Bond Index (f)		5.25%	6.10%	5.01%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		0.32%	4.62%	3.93%
B With CDSC (Declining over six years from 4% to 0%) (x)		0.55%	4.55%	3.72%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Virginia Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/13

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	4.99%	5.44%	4.50%
B	9/07/93	4.21%	4.68%	3.78%
C	1/03/94	4.12%	4.67%	3.77%

Comparative benchmark
Barclays Municipal Bond Index (f)		5.25%	6.10%	5.01%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		0.00%	4.42%	3.99%
B With CDSC (Declining over six years from 4% to 0%) (x)		0.21%	4.34%	3.78%
C With CDSC (1% for 12 months) (x)		3.12%	4.67%	3.77%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS West Virginia Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/13

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	4.32%	5.15%	4.09%
B	9/07/93	3.46%	4.37%	3.38%

Comparative benchmark
Barclays Municipal Bond Index (f)		5.25%	6.10%	5.01%

Average annual with sales charge
A With Initial Sales Charge (4.75%)		(0.64)%	4.13%	3.59%
B With CDSC (Declining over six years from 4% to 0%) (x)		(0.54)%	4.03%	3.38%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2012 through March 31, 2013

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2012 through March 31, 2013.

Actual expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS MISSISSIPPI MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Expenses Paid During Period (p) 10/01/12-3/31/13
A	Actual	0.75%	$1,000.00	$1,007.14	$3.75
	Hypothetical (h)	0.75%	$1,000.00	$1,021.19	$3.78
B	Actual	1.50%	$1,000.00	$1,003.36	$7.49
	Hypothetical (h)	1.50%	$1,000.00	$1,017.45	$7.54

MFS NEW YORK MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Expenses Paid During Period (p) 10/01/12-3/31/13
A	Actual	0.86%	$1,000.00	$1,010.28	$4.31
	Hypothetical (h)	0.86%	$1,000.00	$1,020.64	$4.33
B	Actual	1.61%	$1,000.00	$1,006.52	$8.05
	Hypothetical (h)	1.61%	$1,000.00	$1,016.90	$8.10
C	Actual	1.61%	$1,000.00	$1,006.53	$8.05
	Hypothetical (h)	1.61%	$1,000.00	$1,016.90	$8.10

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Tables – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Expenses Paid During Period (p) 10/01/12-3/31/13
A	Actual	0.84%	$1,000.00	$1,005.99	$4.20
	Hypothetical (h)	0.84%	$1,000.00	$1,020.74	$4.23
B	Actual	1.59%	$1,000.00	$1,002.28	$7.94
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00
C	Actual	1.59%	$1,000.00	$1,002.25	$7.94
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00

MFS PENNSYLVANIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Expenses Paid During Period (p) 10/01/12-3/31/13
A	Actual	0.74%	$1,000.00	$1,012.67	$3.71
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
B	Actual	1.52%	$1,000.00	$1,007.78	$7.61
	Hypothetical (h)	1.52%	$1,000.00	$1,017.35	$7.64

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Expenses Paid During Period (p) 10/01/12-3/31/13
A	Actual	0.87%	$1,000.00	$1,006.38	$4.35
	Hypothetical (h)	0.87%	$1,000.00	$1,020.59	$4.38
B	Actual	1.62%	$1,000.00	$1,002.65	$8.09
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15

MFS TENNESSEE MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Expenses Paid During Period (p) 10/01/12-3/31/13
A	Actual	0.89%	$1,000.00	$1,007.01	$4.45
	Hypothetical (h)	0.89%	$1,000.00	$1,020.49	$4.48
B	Actual	1.64%	$1,000.00	$1,003.27	$8.19
	Hypothetical (h)	1.64%	$1,000.00	$1,016.75	$8.25

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Tables – continued

MFS VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Expenses Paid During Period (p) 10/01/12-3/31/13
A	Actual	0.86%	$1,000.00	$1,006.23	$4.30
	Hypothetical (h)	0.86%	$1,000.00	$1,020.64	$4.33
B	Actual	1.61%	$1,000.00	$1,002.50	$8.04
	Hypothetical (h)	1.61%	$1,000.00	$1,016.90	$8.10
C	Actual	1.61%	$1,000.00	$1,001.63	$8.03
	Hypothetical (h)	1.61%	$1,000.00	$1,016.90	$8.10

Expenses Impacting the Table: Expense ratios include 0.01% of investment related expenses from inverse floaters that are outside of the expense cap arrangement (See Note 3 of the Notes to Financial Statements).

MFS WEST VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/12	Ending Account Value 3/31/13	Expenses Paid During Period (p) 10/01/12-3/31/13
A	Actual	0.89%	$1,000.00	$1,003.31	$4.45
	Hypothetical (h)	0.89%	$1,000.00	$1,020.49	$4.48
B	Actual	1.64%	$1,000.00	$999.59	$8.18
	Hypothetical (h)	1.64%	$1,000.00	$1,016.75	$8.25

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

3/31/13

MFS MISSISSIPPI MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.3%

Issuer	Shares/Par	Value ($)
Airport Revenue - 1.4%
Jackson, MS, Municipal Airport Authority, Airport Rev., “A”, AMBAC, 5%, 2031	$1,510,000	$1,598,099

General Obligations - General Purpose - 9.1%
Canton, MS, Mississippi Development Bank Special Obligation, “A”, AGM, 5.75%, 2031	$625,000	$728,063
Commonwealth of Puerto Rico, “A”, 5.25%, 2027	455,000	454,964
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	220,000	219,309
Commonwealth of Puerto Rico, Public Improvement, FGIC, 5.5%, 2016	1,000,000	1,067,750
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	1,250,000	1,308,463
Desoto County, MS, 4%, 2022	1,000,000	1,180,960
Jackson County, MS, Development Bank Special Obligations, AGM, 5.25%, 2020	620,000	752,568
Jackson County, MS, Development Bank Special Obligations, ASSD GTY, 5.625%, 2039	1,000,000	1,105,810
Mississippi Development Bank (Harrison County Coliseum), “A”, 5.25%, 2026	1,270,000	1,566,177
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, 5.25%, 2033	410,000	397,540
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2031	370,000	405,716
State of California, 5.125%, 2033	530,000	595,206
State of California, 6%, 2039	700,000	837,417
		$10,619,943
General Obligations - Improvement - 4.4%
Guam Government, “A”, 6.75%, 2029	$35,000	$39,143
Guam Government, “A”, 5.25%, 2037	155,000	156,254
Guam Government, “A”, 7%, 2039	40,000	44,600
Mississippi Development Bank Special Obligation (Greenville, MS Project), 5%, 2027	205,000	209,309
State of Mississippi, “A”, 5%, 2018	500,000	604,285
State of Mississippi, “B”, 5%, 2024	580,000	681,918
State of Mississippi, Capital Improvement Projects, “A”, 5%, 2030	1,000,000	1,174,370
State of Mississippi, Capital Improvement Projects, “A”, 5%, 2036	2,000,000	2,293,140
		$5,203,019
General Obligations - Schools - 0.5%
Jackson, MS, Public School District, Capital Appreciation, “B”, AMBAC, 0%, 2023	$1,000,000	$577,400

Healthcare Revenue - Hospitals - 12.5%
Arizona Health Facilities Authority Rev. (Banner Health), “A”, 4%, 2043	$385,000	$374,524

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.25%, 2032	$270,000	$280,600
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), NATL, 6.125%, 2015	1,425,000	1,430,629
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), NATL, 6.2%, 2018	1,000,000	1,003,980
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), 5.75%, 2031	500,000	500,570
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	105,000	118,758
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	325,000	387,355
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	380,000	450,501
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	320,000	338,054
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	185,000	205,191
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	80,000	93,049
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 6.75%, 2036	500,000	608,255
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “B-1”, 5%, 2024	1,000,000	1,032,170
Mississippi Hospital Equipment & Facilities Authority Rev. (Clay County Medical Corp.), 5%, 2039	2,000,000	2,157,960
Mississippi Hospital Equipment & Facilities Authority Rev. (Delta Regional Medical Center), FHA, 5%, 2035	1,000,000	1,034,030
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital), 5.25%, 2029	1,000,000	1,063,460
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, Hospital South Central, 5.25%, 2031	500,000	520,025
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, Southwest Regional Medical Center, 5.5%, 2019	250,000	252,855
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, Southwest Regional Medical Center, 5.75%, 2023	250,000	252,760

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	$215,000	$249,366
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 2039	550,000	618,607
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 2039	135,000	159,779
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	75,000	88,377
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	185,000	213,836
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	640,000	742,630
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	430,000	459,894
		$14,637,215
Industrial Revenue - Other - 0.3%
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 2035	$255,000	$298,233

Industrial Revenue - Paper - 1.4%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 2022	$750,000	$899,798
Warren County, MS, Environmental Improvement Rev. (International Paper Co.), “A”, 4.4%, 2015	750,000	787,478
		$1,687,276
Miscellaneous Revenue - Other - 0.5%
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2020	$500,000	$594,460

Multi-Family Housing Revenue - 1.0%
Mississippi Home Corp. Rev. (Kirkwood Apartments Project), 6.8%, 2037 (d)(q)	$150,000	$97,164
Mississippi Home Corp., Multifamily Rev. (Providence Place of Senatobia LLC), GNMA, 5.35%, 2048	1,000,000	1,014,300
		$1,111,464
Sales & Excise Tax Revenue - 2.3%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	$450,000	$515,831
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 2036	295,000	328,878
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2029	750,000	962,325
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057	720,000	743,832

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	$620,000	$194,308
		$2,745,174
Single Family Housing - State - 3.9%
Mississippi Home Corp. Rev., Single Family Mortgage Rev., “A-2”, GNMA, 5.3%, 2034	$180,000	$192,398
Mississippi Home Corp. Rev., Single Family Rev., “A-2”, GNMA, 5.625%, 2039	190,000	198,265
Mississippi Home Corp. Rev., Single Family Rev., “A-2”, GNMA, 5.3%, 2023	345,000	346,170
Mississippi Home Corp. Rev., Single Family Rev., “B”, GNMA, 5.3%, 2035	300,000	301,740
Mississippi Home Corp. Rev., Single Family Rev., “B-2”, GNMA, 6.375%, 2032	120,000	126,734
Mississippi Home Corp. Rev., Single Family Rev., “B-2”, GNMA, 6.45%, 2033	140,000	147,181
Mississippi Home Corp. Rev., Single Family Rev., “C”, GNMA, 4.95%, 2025	300,000	302,139
Mississippi Home Corp., Homeownership Mortgage Rev., “A”, 4.55%, 2031	1,770,000	1,870,660
Mississippi Home Corp., Single Family Rev., “A-2”, GNMA, 6.5%, 2032	65,000	68,485
Mississippi Housing Finance Corp., Single Family Mortgage Rev., Capital Appreciation, ETM, 0%, 2015 (c)	1,000,000	989,480
		$4,543,252
State & Agency - Other - 0.9%
Mississippi Development Bank Special Obligations, Harrison County Mississippi Highway Construction, “N”, FGIC, 5%, 2026	$1,000,000	$1,084,170

State & Local Agencies - 19.3%
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 2039	$190,000	$225,940
Mississippi Development Bank (Harrison County Coliseum), “A”, 5.25%, 2034	1,000,000	1,255,810
Mississippi Development Bank Special Obligation (Capital Project & Equipment Prepayment), AGM, 5%, 2028	1,320,000	1,455,419
Mississippi Development Bank Special Obligation (Department of Corrections), “C”, 5.25%, 2027	1,000,000	1,150,530
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 2023	345,000	410,019
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 2024	360,000	424,901
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 2025	380,000	445,117

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Mississippi Development Bank Special Obligation (Forrest County Public Improvement Project), 5%, 2029	$1,000,000	$1,091,110
Mississippi Development Bank Special Obligation (Harrison County), “D”, ASSD GTY, 4.75%, 2028	1,120,000	1,255,934
Mississippi Development Bank Special Obligation (Jackson County), ASSD GTY, 5%, 2022	500,000	570,970
Mississippi Development Bank Special Obligation (Jackson County), ASSD GTY, 5.375%, 2036	500,000	551,910
Mississippi Development Bank Special Obligation (Jackson Public School District), AGM, 5.375%, 2028	1,000,000	1,116,280
Mississippi Development Bank Special Obligation (Marshall County Industrial Development Authority Mississippi Highway Construction Project), 5%, 2028	750,000	872,738
Mississippi Development Bank Special Obligation (Mississippi Highway Construction), AMBAC, 4.75%, 2035	1,000,000	1,078,190
Mississippi Development Bank Special Obligation (Mississippi Highway), 5%, 2025	1,000,000	1,244,960
Mississippi Development Bank Special Obligation (Montfort Jones Memorial Hospital Project), 5.75%, 2036	500,000	550,450
Mississippi Development Bank Special Obligation (Southaven Water & Sewer System), ASSD GTY, 5%, 2029	750,000	843,645
Mississippi Development Bank Special Obligation (Washington County Regional Correctional Facility), ASSD GTY, 4.75%, 2031	1,200,000	1,324,224
Mississippi Development Bank Special Obligations (City of Jackson, MS), 4.375%, 2031	1,400,000	1,556,156
Mississippi Development Bank Special Obligations (DeSoto County Regional Utility Authority), 5.25%, 2031	905,000	995,129
Mississippi Development Bank Special Obligations (Mississippi, Ltd. Tax Hospital Rev.), 5.1%, 2020	1,000,000	1,010,960
Mississippi Development Bank Special Obligations (Natchez Mississippi Convention Center), AMBAC, 6%, 2013 (c)	750,000	767,528
Mississippi Development Bank Special Obligations (Tunica County Building Project), AMBAC, 5%, 2026	1,695,000	1,780,225
Mississippi Development Bank Special Obligations, Madison County (Highway Construction), FGIC, 5%, 2027	500,000	555,540
		$22,533,685
Tax - Other - 2.5%
D’Iberville, MS, Tax Increment Ltd. Rev. (Gulf Coast Promenade Project), 5%, 2033	$1,000,000	$1,065,580

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$125,000	$136,560
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	40,000	43,644
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 2037	110,000	126,136
Virgin Islands Public Finance Authority Rev., “A”, 5.25%, 2024	135,000	142,146
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	790,000	858,303
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2039	95,000	99,610
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	85,000	93,803
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 2039	295,000	325,966
		$2,891,748
Tobacco - 1.5%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$150,000	$137,589
Illinois Railsplitter Tobacco Settlement Authority, 5.5%, 2023	545,000	658,742
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	420,000	508,897
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	530,000	477,557
		$1,782,785
Toll Roads - 0.8%
Triborough Bridge & Tunnel Authority Rev., NY, Capital Appreciation,“A”, 0%, 2029	$475,000	$252,054
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.25%, 2032	110,000	117,635
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 2037	195,000	222,772
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 2042	310,000	332,968
		$925,429
Transportation - Special Tax - 2.4%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.25%, 2033	$1,135,000	$1,194,542
Metropolitan Transportation Authority Rev., NY, Capital Appreciation, “A”, 0%, 2030	800,000	421,552
Mississippi Development Bank Special Obligations, Madison County (Road & Bridge), AMBAC, 5.1%, 2013 (c)	1,175,000	1,183,860
		$2,799,954

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - 16.9%
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.125%, 2034	$1,000,000	$1,106,480
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.25%, 2039	920,000	1,015,606
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 2032	15,000	16,313
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5.25%, 2042	135,000	148,071
Jackson State University, Educational Building Corp. Rev. (Campus Facilities), “A”, FGIC, 5%, 2014 (c)	3,100,000	3,232,742
Jackson State University, Educational Building Corp. Rev., “A-1”, 5%, 2034	1,500,000	1,670,115
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 2028	920,000	1,226,066
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 2036	360,000	412,218
Medical Center, Educational Building Corp. Rev. (University of Mississippi Medical Center), “A”, 5%, 2041	1,000,000	1,111,680
Medical Center, Educational Building Corp. Rev. (University of Mississippi Medical Center), “B”, AMBAC, 5.5%, 2023	1,000,000	1,190,370
Mississippi Business Finance Corp., Rev. (Statesman Housing LLC Project), “A”, 4.75%, 2039	1,500,000	1,564,980
Mississippi Valley State University, Educational Building Corp. Rev., AMBAC, 4.5%, 2037	2,000,000	2,110,640
University of Mississippi, Educational Building Corp. Rev. (Residential College Project), “A”, 5%, 2033	1,500,000	1,726,305
University of Mississippi, Educational Building Corp. Rev. (Residential College Project), “C”, 4.75%, 2034	715,000	774,953
University of Southern Mississippi, COP (Package Facilities Project), ASSD GTY, 5.125%, 2039	500,000	539,350
University of Southern Mississippi, Educational Building Corp. Rev. (Athletics Facilities Improvement Project), AGM, 5%, 2034	750,000	836,625
University of Southern Mississippi, Educational Building Corp. Rev., “B”, AGM, 5%, 2032	1,000,000	1,108,080
		$19,790,594
Universities - Dormitories - 1.0%
Mississippi State University, Educational Building Corp., 5%, 2036	$1,000,000	$1,115,920
Oregon Facilities Authority, Student Housing Rev. (Southern Oregon University), ASSD GTY, 5%, 2044	40,000	43,547
		$1,159,467

Issuer	Shares/Par	Value ($)
Utilities - Investor Owned - 1.0%
Farmington, NM, Pollution Control Rev. (Arizona Public Service Co.), “A”, 4.7%, 2024	$410,000	$460,172
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	370,000	454,700
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	265,000	302,339
		$1,217,211
Utilities - Municipal Owned - 3.7%
Guam Power Authority Rev., “A”, AGM, 5%, 2025	$65,000	$74,687
Guam Power Authority Rev., “A”, AGM, 5%, 2026	55,000	62,857
Guam Power Authority Rev., “A”, AGM, 5%, 2027	20,000	22,752
Guam Power Authority Rev., “A”, 5%, 2034	65,000	70,093
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	155,000	184,927
Mississippi Business Finance Corp., Gulf Opportunity Zone Rev., “A”, 5%, 2037	1,000,000	1,075,220
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.7%, 2027	155,000	174,119
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.75%, 2028	100,000	112,009
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.85%, 2029	485,000	544,238
Mississippi Development Bank Special Obligation (Municipal Energy Agency Power Supply Project), “A”, SYNCORA, 5%, 2026	1,000,000	1,052,470
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 2025	1,000,000	1,010,410
		$4,383,782
Utilities - Other - 1.4%
Nebraska Central Plains Energy Project, Gas Project Rev., “3”, 5%, 2032	$505,000	$561,424
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	255,000	284,453
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	375,000	434,048
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	185,000	214,989
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	95,000	110,464
		$1,605,378
Water & Sewer Utility Revenue - 9.6%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	$2,000,000	$2,009,580
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2041	460,000	520,154
Grenada, MS, Development Bank Special Obligations (Water & Sewer Systems Project), “N”, AGM, 5%, 2030	1,000,000	1,048,540

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	$285,000	$297,979
Mississippi Development Bank Special Obligations (Combined Water Sewer & Solid Waste Management), AGM, 5.25%, 2021	1,270,000	1,313,777
Mississippi Development Bank Special Obligations (Combined Water Sewer & Solid Waste Management), AGM, 5.05%, 2027	1,610,000	1,661,713
Mississippi Development Bank Special Obligations (Jackson Water & Sewer System Project), AGM, 5%, 2029	2,000,000	2,132,840
Mississippi Development Bank Special Obligations (Jackson Water & Sewer System Project), “A”, AGM, 5%, 2023	1,220,000	1,419,873
San Francisco, CA, City & County Public Utilities Commission Water Rev., “A”, 5.25%, 2031	695,000	805,227
		$11,209,683
Total Municipal Bonds (Identified Cost, $107,352,082)		$114,999,421

Money Market Funds - 0.3%

Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	361,850	$361,850
Total Investments (Identified Cost, $107,713,932)		$115,361,271

Other Assets, Less Liabilities - 1.4%		1,673,261
Net Assets - 100.0%		$117,034,532

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/13

MFS NEW YORK MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.3%

Issuer	Shares/Par	Value ($)
Airport Revenue - 1.8%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 2035	$555,000	$640,875
New York, NY, City Industrial Development Agency, Special Facilities Rev. (Terminal One Group), 5.5%, 2024	1,000,000	1,076,290
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), NATL, 6.25%, 2015	1,000,000	1,093,490
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 2042	1,160,000	1,355,042
		$4,165,697
General Obligations - General Purpose - 3.9%
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	$495,000	$493,446
Commonwealth of Puerto Rico, Public Improvement, “B”, 6.5%, 2037	1,600,000	1,674,832
New York, NY, “B”, 5%, 2018	3,000,000	3,584,880
New York, NY, “E-1”, 6.25%, 2028	1,000,000	1,228,040
New York, NY, “J”, FGIC, 5.5%, 2026	5,000	5,016
Puerto Rico Public Buildings Authority Rev., Guaranteed, “S”, 6%, 2041	855,000	867,107
State of California, 5.125%, 2033	990,000	1,111,800
		$8,965,121
General Obligations - Improvement - 0.2%
Guam Government, “A”, 5.25%, 2037	$290,000	$292,346
Guam Government, “A”, 7%, 2039	105,000	117,074
		$409,420
General Obligations - Schools - 1.6%
Beaumont, CA, Unified School District (Election of 2008), Capital Appreciation, “C”, AGM, 0%, 2040	$3,730,000	$939,401
Clovis, CA, Unified School District (Election of 2004), Capital Appreciation, “A”, 0%, 2027	2,220,000	1,249,860
Port Byron, NY, Central School District, ETM, AMBAC, 7.4%, 2013 (c)	500,000	507,205
Port Byron, NY, Central School District, ETM, AMBAC, 7.4%, 2014 (c)	500,000	542,805
Port Byron, NY, Central School District, ETM, AMBAC, 7.4%, 2015 (c)	500,000	577,060
		$3,816,331
Healthcare Revenue - Hospitals - 11.5%
Arizona Health Facilities Authority Rev. (Banner Health), “A”, 4%, 2043	$760,000	$739,320
Chautauqua County, NY, Capital Resource Corp. Rev. (Women’s Christian Assn.), “A”, 8%, 2030	550,000	594,116

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Genesee County, NY, Industrial Development Agency, Civic Facilities Rev. (United Medical Center Project), 5%, 2032	$500,000	$493,805
Illinois Finance Authority Rev. (Little Company of Mary Hospital and Health Care Centers), 5.375%, 2040	365,000	392,127
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	215,000	249,492
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 2041	715,000	832,660
Madison County, NY, Industrial Development Agency, Civic Facilities Rev. (Oneida), 5.25%, 2027	1,425,000	1,458,587
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	165,000	191,913
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	145,000	164,610
Monroe County, NY, Industrial Development Agency, Civic Facilities Rev. (Highland Hospital of Rochester), 5%, 2025	995,000	1,059,486
Monroe County, NY, Industrial Development Agency, Civic Facilities Rev. (Rochester General Hospital Project), “A”, 5%, 2042	1,000,000	1,089,470
Nassau County, NY, Local Economic Assistance Corp. Rev. (South Nassau Communities Hospital), 5%, 2037	1,000,000	1,067,820
Nassau County, NY, Local Economic Assistance Corp. Rev. (Winthrop-University Hospital Association Project), 5%, 2037	1,500,000	1,614,870
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	35,000	38,560
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2035	1,495,000	1,717,247
New York Dormitory Authority Rev., Non-State Supported Debt (Catholic Health Systems), “A”, 4.75%, 2039	325,000	342,378
New York Dormitory Authority Rev., Non-State Supported Debt (Catholic Health Systems), “B”, 5%, 2032	385,000	417,271
New York Dormitory Authority Rev., Non-State Supported Debt (Catholic Health Systems), “B”, 4.75%, 2039	300,000	316,041
New York Dormitory Authority Rev., Non-State Supported Debt (Hospital Special Surgery), FHA, 6.25%, 2034	2,000,000	2,423,100
New York Dormitory Authority Rev., Non-State Supported Debt (Mount Sinai Hospital), “A”, 5%, 2026	2,000,000	2,261,400

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
New York Dormitory Authority Rev., Non-State Supported Debt (North Shore Long Island Jewish Obligated Group), “B”, 5%, 2039	$1,000,000	$1,121,550
New York Dormitory Authority Rev., Non-State Supported Debt (NYU Hospitals Center), “A”, 5.5%, 2025	750,000	877,088
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), 6.25%, 2037	750,000	827,895
New York, NY, Health & Hospital Corp. Rev., “A”, 5.5%, 2023	1,000,000	1,154,980
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 4.5%, 2032	500,000	487,395
Suffolk County, NY, Economic Development Corp. Rev. (Catholic Health Services of Long Island), 5%, 2028	1,000,000	1,108,080
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	165,000	194,429
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	395,000	456,569
Westchester County, NY, Health Care Corp. Rev., “B”, 6%, 2030	1,000,000	1,181,900
Wisconsin Health & Educational Facilities Authority Rev. (Mercy Alliance), 5%, 2039	700,000	747,677
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	945,000	1,010,696
		$26,632,532
Healthcare Revenue - Long Term Care - 1.6%
Nassau County, NY, Industrial Development Agency Continuing Care (Amsterdam at Harborside), 6.7%, 2043	$550,000	$366,454
New York Dormitory Authority Rev., Non-State Supported Debt (Miriam Osborn Memorial Home Association), 5%, 2042	500,000	529,340
Suffolk County, NY, Economic Development Corp. Rev. (Peconic Landing at Southold, Inc.), 6%, 2040	1,000,000	1,118,890
Suffolk County, NY, Industrial Development Agency, Civic Facilities Rev. (Gurwin Jewish Phase II), 6.7%, 2039	380,000	391,788
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	120,000	143,329
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	180,000	213,734
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 2037	500,000	336,835
Westchester County, NY, Local Development Agency, Civic Facilities Rev. (Kendal on Hudson), 5%, 2034	500,000	537,065

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	$20,000	$23,403
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	130,000	151,650
		$3,812,488
Human Services - 0.7%
Nassau County, NY, Industrial Development Agency, Civic Facility Rev. (Special Needs Facility), “B-1”, 6.5%, 2017	$205,000	$207,103
New York Dormitory Authority Rev. (Jewish Board of Families & Children), AMBAC, 5%, 2023	695,000	697,127
New York Dormitory Authority Rev., Non-State Supported Debt (NYSARC, Inc.), “A”, 6%, 2032	705,000	800,090
		$1,704,320
Industrial Revenue - Airlines - 0.2%
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.75%, 2031 (d)	$100,000	$113,551
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), FRN, 7.625%, 2025 (d)	350,000	397,505
		$511,056
Industrial Revenue - Environmental Services - 0.5%
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 2042	$1,160,000	$1,194,626

Industrial Revenue - Other - 1.1%
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 2035	$580,000	$678,333
New York, NY, City Industrial Development Agency Rev., Liberty Bonds (IAC/InterActiveCorp), 5%, 2035	500,000	520,830
Onondaga County, NY, Industrial Development Agency, Sewer Facilities Rev. (Bristol-Meyers Squibb Co.), 5.75%, 2024	1,000,000	1,281,110
		$2,480,273
Industrial Revenue - Paper - 0.5%
Essex County, NY, Industrial Development Agency, Pollution Control Rev. (International Paper Corp.), 6.15%, 2021	$470,000	$470,738
Essex County, NY, Industrial Development Agency, Pollution Control Rev. (International Paper Corp.), 6.45%, 2023	700,000	701,078
		$1,171,816

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Entertainment & Tourism - 1.0%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.25%, 2040	$1,750,000	$2,093,088
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2031	45,000	50,767
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2036	135,000	150,576
		$2,294,431
Miscellaneous Revenue - Other - 4.5%
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 2049	$2,500,000	$2,967,000
New York Liberty Development Corp., Liberty Rev. (World Trade Center Project), 5%, 2044	3,000,000	3,297,000
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 2028	3,000,000	3,232,170
New York, NY, Industrial Development Agency, Civic Facilities Rev. (United Jewish Appeal - Federation of Jewish Philanthropies of NY, Inc.), “A”, 5%, 2027	1,000,000	1,050,740
		$10,546,910
Multi-Family Housing Revenue - 2.3%
East Rochester, NY, Housing Authority Rev. (Woodland Village Project), 5.5%, 2033	$400,000	$405,676
New York Housing Finance Agency Rev. (Affordable Housing), “D”, 5%, 2040	1,520,000	1,586,242
New York Housing Finance Agency Rev., “A”, 5.1%, 2041	770,000	776,953
New York Housing Finance Agency Rev., “A”, 5.25%, 2041	1,000,000	1,047,690
New York, NY, City Housing Development Corp., 5.5%, 2034	15,000	15,052
New York, NY, City Housing Development Corp., “C”, 5%, 2026	500,000	510,640
New York, NY, City Housing Development Corp., Multifamily Housing Rev., 4.8%, 2035	1,000,000	1,045,650
		$5,387,903
Port Revenue - 1.8%
Port Authority of NY & NJ (170th Series), 4%, 2034	$2,000,000	$2,024,180
Port Authority of NY & NJ (173rd Series), 4%, 2027	2,000,000	2,167,440
		$4,191,620
Sales & Excise Tax Revenue - 2.7%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2034	$1,000,000	$1,153,880
Guam Government Business Privilege Tax Rev., “B-1”, 5%, 2037	395,000	431,498
Guam Government Business Privilege Tax Rev., “C”, 5%, 2016	180,000	205,994
Guam Government Business Privilege Tax Rev., “C”, 5%, 2017	200,000	234,326
Guam Government Business Privilege Tax Rev., “C”, 5%, 2018	190,000	225,690

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 2031	$1,195,000	$1,477,319
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2019 (c)	10,000	12,703
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	1,060,000	1,145,595
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	930,000	1,001,164
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 2054	5,025,000	393,357
		$6,281,526
Single Family Housing - State - 1.9%
New York Housing Finance Agency Rev., “E”, 3%, 2030	$1,000,000	$971,940
New York Housing Finance Agency Rev., “E”, 3.4%, 2037	1,000,000	964,370
New York Mortgage Agency Rev., 5.1%, 2024	315,000	322,245
New York Mortgage Agency Rev., “130”, 4.65%, 2027	1,680,000	1,698,480
New York Mortgage Agency Rev., “130”, 4.75%, 2030	500,000	504,540
		$4,461,575
State & Agency - Other - 0.7%
New York Dormitory Authority (City University), AMBAC, 5.75%, 2018	$800,000	$916,456
New York State Dormitory Authority Rev. (State University) , “B”, FGIC, 5.25%, 2019	715,000	803,553
		$1,720,009
State & Local Agencies - 10.8%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.942%, 2037	$1,405,000	$1,024,329
New York City Educational Construction Fund Rev., “A”, 5.75%, 2033	1,860,000	2,235,832
New York Dormitory Authority Rev. (School Program), 6.25%, 2020	1,545,000	1,551,165
New York Dormitory Authority Rev., City University System, “A”, 5.625%, 2016	2,430,000	2,695,866
New York Dormitory Authority Rev., Non-State Supported Debt, 5%, 2032	2,000,000	2,171,340
New York Dormitory Authority Rev., State University Educational Facilities, “A”, 5.875%, 2017	1,130,000	1,313,908
New York Municipal Bond Bank Agency, Special School Purpose Rev., 5.25%, 2022	1,000,000	1,008,140
New York Thruway Authority, Personal Income Tax Rev., “A”, 5%, 2018	1,710,000	2,039,517
New York Tobacco Settlement Financing Corp., “A-1”, 5.5%, 2018	140,000	140,505
New York Tobacco Settlement Financing Corp., “B”, 5%, 2018	2,000,000	2,379,220
New York Urban Development Corp. Rev. (State Facilities), AMBAC, 5.6%, 2015	1,920,000	2,009,453

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
New York Urban Development Corp. Rev., “D”, 5.625%, 2028	$2,000,000	$2,264,880
New York Urban Development Corp. Rev., Personal Income Tax, “C”, 5%, 2018	3,000,000	3,642,810
United Nations Development Corp., “A”, 5%, 2026	500,000	558,345
		$25,035,310
Tax - Other - 11.1%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$270,000	$294,970
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	90,000	98,198
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2047	3,000,000	3,494,160
New York Dormitory Authority, State Personal Income Tax Rev., “A”, 5%, 2025	2,000,000	2,424,400
New York Dormitory Authority, State Personal Income Tax Rev., “E”, 5%, 2018	3,000,000	3,570,180
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-2A”, 5%, 2040	2,000,000	2,210,980
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5.25%, 2039	2,000,000	2,295,540
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-5”, 5%, 2026	3,000,000	3,437,940
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-5”, 5%, 2032	1,000,000	1,121,780
New York, NY, City Transitional Finance Authority Rev., “D”, 5%, 2027	3,000,000	3,495,330
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 2029	605,000	693,185
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2039	1,250,000	1,310,663
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	1,080,000	1,182,254
		$25,629,580
Tobacco - 3.5%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$320,000	$293,523
Buckeye, OH, Tobacco Settlement Financing Authority, “A-3”, 6.25%, 2037	765,000	715,336
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	1,370,000	1,310,802
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-2”, 5.3%, 2037	1,235,000	1,131,223
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	355,000	430,139
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023	655,000	653,376
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	1,040,000	937,092
New York County Tobacco Trust II, 5.625%, 2035	800,000	799,936
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, “B”, 5%, 2032	750,000	801,083

Issuer	Shares/Par	Value ($)
Tobacco - continued
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, “B”, 5.25%, 2037	$500,000	$534,845
Westchester, NY, Tobacco Asset Securitization Corp., 5.125%, 2045	500,000	426,040
		$8,033,395
Toll Roads - 2.1%
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 5%, 2028	$1,000,000	$1,170,390
Triborough Bridge & Tunnel Authority Rev., NY, “A-2”, 5%, 2029	2,000,000	2,305,740
Triborough Bridge & Tunnel Authority Rev., NY, Capital Appreciation,“A”, 0%, 2029	2,540,000	1,347,826
		$4,823,956
Transportation - Special Tax - 2.4%
Metropolitan Transportation Authority Rev., NY, “A”, 5%, 2035	$2,000,000	$2,161,020
Metropolitan Transportation Authority Rev., NY, “C”, 6.5%, 2028	2,000,000	2,495,120
Metropolitan Transportation Authority Rev., NY, Capital Appreciation, “A”, 0%, 2030	1,585,000	835,200
Metropolitan Transportation Authority Rev., NY, ETM, AMBAC, 5.75%, 2013 (c)	65,000	65,878
		$5,557,218
Universities - Colleges - 19.8%
Albany, NY, Capital Resource Corp. Rev. (The College Saint Rose), “A”, 5.625%, 2031	$1,000,000	$1,122,810
Albany, NY, Industrial Development Agency Rev. (Albany Law School), 5%, 2031	1,000,000	1,058,630
Hempstead, NY, Industrial Development Agency Civic Rev. (Adelphi University), 5%, 2030	1,515,000	1,619,702
Hempstead, NY, Local Development Corp. Rev. (Adelphi University), “B”, 5.25%, 2039	500,000	535,125
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 2028	1,000,000	1,114,910
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	1,945,000	2,205,008
Madison County, NY, Industrial Development Agency Civic Facilities Rev. (Colgate University), “A”, AMBAC, 5%, 2035	1,585,000	1,653,234
Miami-Dade County, FL, Educational Facilities Authority Rev. (University of Miami), “B”, 5.25%, 2029	1,325,000	1,587,284
Monroe County, NY, Industrial Development Corp. Rev., “A”, 5%, 2023	500,000	604,180
Monroe County, NY, Industrial Development Corp. Rev., “A”, 5%, 2024	1,000,000	1,185,180
Nassau County, NY, Industrial Development Agency Rev. (New York Institute of Technology), “A”, 4.75%, 2026	1,000,000	1,085,060
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	985,000	1,160,448

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
New York Dormitory Authority Rev. (New York University), “A”, FGIC, 5%, 2029	$1,000,000	$1,046,140
New York Dormitory Authority Rev., Non-State Supported Debt (Brooklyn Law School), 5.75%, 2033	600,000	671,532
New York Dormitory Authority Rev., Non-State Supported Debt (Brooklyn Law School), “A”, 5%, 2028	1,000,000	1,137,870
New York Dormitory Authority Rev., Non-State Supported Debt (Cornell University), “A”, 5%, 2031	2,000,000	2,235,660
New York Dormitory Authority Rev., Non-State Supported Debt (Culinary Institute of America), 5%, 2042	250,000	265,570
New York Dormitory Authority Rev., Non-State Supported Debt (Manhattan Marymount), 5.125%, 2039	2,000,000	2,143,660
New York Dormitory Authority Rev., Non-State Supported Debt (New York University), “A”, 5.25%, 2048	1,955,000	2,212,513
New York Dormitory Authority Rev., Non-State Supported Debt (Pace University), “A”, 5%, 2038	500,000	539,400
New York Dormitory Authority Rev., Non-State Supported Debt (Pace University), “A”, 4.25%, 2042	1,000,000	981,940
New York Dormitory Authority Rev., Non-State Supported Debt (Rockefeller University), “A”, 5%, 2037	1,000,000	1,169,180
New York Dormitory Authority Rev., Non-State Supported Debt (St. John’s University), “A”, 5%, 2027	1,000,000	1,156,010
New York Dormitory Authority Rev., Non-State Supported Debt (St. Josephs College), 5.25%, 2035	2,000,000	2,216,740
New York Dormitory Authority Rev., Non-State Supported Debt (Teachers College), “A”, 5%, 2031	1,750,000	1,991,273
New York Dormitory Authority Rev., Non-State Supported Debt, “A”, 5%, 2020	2,000,000	2,389,540
Niagara, NY, Area Development Corp. Rev. (Niagara University), “A”, 5%, 2035	500,000	552,150
Onondaga, NY, Civic Development Corp. Rev. (Le Moyne College Project), 5.375%, 2040	2,000,000	2,185,820
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 2032	80,000	78,712
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 2042	135,000	135,333

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Schenectady, NY, New York Dormitory Authority Rev. (Cornell University), “A”, AMBAC, 5%, 2013 (c)	$2,000,000	$2,023,500
Seneca County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Chiropractic), 5%, 2027	500,000	533,510
St. Lawrence County, NY, Industrial Development Agency Rev. (Clarkson University), 5%, 2031	2,225,000	2,359,056
Troy, NY, Capital Resource Corp. Rev. (Rensselaer Polytechnic Institute) “A”, 5.125%, 2040	1,000,000	1,090,240
Troy, NY, Industrial Development Authority, Civic Facility Rev. (Rensselaer Polytechnical Institute), “E”, 5%, 2031	1,000,000	1,123,160
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (Sarah Lawrence College Project), “A”, 6%, 2041	595,000	674,296
		$45,844,376
Universities - Dormitories - 1.0%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Buffalo State College), “A”, 5.375%, 2041	$2,000,000	$2,241,760

Universities - Secondary Schools - 0.5%
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 2043 (n)	$500,000	$500,325
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	535,000	629,139
		$1,129,464
Utilities - Municipal Owned - 2.6%
Guam Power Authority Rev., “A”, 5.5%, 2030	$515,000	$573,051
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 5%, 2021	1,500,000	1,799,430
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6.25%, 2033	1,000,000	1,213,760
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	2,000,000	2,386,160
		$5,972,401
Utilities - Other - 1.3%
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 2038	$1,085,000	$1,467,929
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	480,000	535,440
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2027	670,000	725,630
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2031	115,000	121,978
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2032	190,000	200,446
		$3,051,423

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - 2.7%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.75%, 2037	$475,000	$469,443
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2038	1,240,000	1,253,739
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	315,000	329,345
New York Environmental Facilities Corp., Clean Water & Drinking Rev., “B”, 5%, 2033	2,140,000	2,444,137
New York, NY, Municipal Water & Sewer Finance Authority Rev., 4.75%, 2030	1,245,000	1,373,770
New York, NY, Municipal Water & Sewer Finance Authority Rev., ETM, AMBAC, 6.75%, 2014 (c)	335,000	357,083
		$6,227,517
Total Municipal Bonds (Identified Cost, $205,093,698)		$223,294,054

Money Market Funds - 2.1%

Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	4,835,359	$4,835,359
Total Investments (Identified Cost, $209,929,057)		$228,129,413

Other Assets, Less Liabilities - 1.6%		3,688,382
Net Assets - 100.0%		$231,817,795

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/13

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 99.3%

Issuer	Shares/Par	Value ($)
Airport Revenue - 4.0%
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), AMBAC, 5%, 2023	$1,430,000	$1,583,396
Charlotte, NC, Airport Rev., “A”, 4.75%, 2028	1,250,000	1,376,888
Charlotte, NC, Airport Rev., “A”, NATL, 5%, 2029	2,000,000	2,059,560
Charlotte, NC, Airport Rev., “A”, NATL, 5%, 2034	4,485,000	4,603,539
Charlotte, NC, Airport Rev., “A”, 5%, 2036	3,000,000	3,386,130
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 2035	1,055,000	1,218,251
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 2027	260,000	293,870
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 2028	255,000	286,883
Denver, CO, City & County Airport Systems Rev., “B”, 5%, 2032	505,000	572,115
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 2036	3,440,000	3,840,863
		$19,221,495
General Obligations - General Purpose - 4.7%
Charlotte, NC, “C”, 5%, 2014	$1,000,000	$1,055,280
Durham County, NC, 5%, 2019	3,615,000	4,522,835
Harnett County, NC, Water & Sewer Systems Rev., AMBAC, 5%, 2028	700,000	733,656
Mecklenburg County, NC, “A”, 5%, 2018	5,100,000	6,161,667
Mecklenburg County, NC, “A”, 5%, 2024	2,000,000	2,580,320
Mecklenburg County, NC, “C”, 5.25%, 2025	1,415,000	1,856,636
Puerto Rico Public Buildings Authority Rev., Guaranteed, “Q”, 5.625%, 2039	1,705,000	1,689,825
Puerto Rico Public Buildings Authority Rev., Guaranteed, “S”, 6%, 2041	1,695,000	1,719,001
State of California, 5.25%, 2029	1,980,000	2,303,809
		$22,623,029
General Obligations - Improvement - 5.4%
Guam Government, “A”, 6.75%, 2029	$240,000	$268,409
Guam Government, “A”, 7%, 2039	265,000	295,472
New Hanover County, NC, Public Improvement, “A”, 5%, 2030	2,000,000	2,301,040
North Carolina Capital Improvement Obligation, “A”, 5%, 2026	1,450,000	1,719,642
North Carolina Capital Improvement Obligation, “C”, 5%, 2025	2,710,000	3,270,943
State of North Carolina, “B”, 5%, 2018	5,000,000	6,034,300
State of North Carolina, “C”, 3.5%, 2017	5,000,000	5,570,350
State of North Carolina, “C”, 5%, 2020	5,000,000	6,247,050
		$25,707,206

Issuer	Shares/Par	Value ($)
General Obligations - Schools - 4.5%
Clovis, CA, Unified School District (Election of 2004), Capital Appreciation, “A”, 0%, 2026	$3,045,000	$1,807,938
Johnston County, NC, “B”, 5%, 2018	1,425,000	1,701,892
San Diego County, CA, Southwestern Community College District (Election of 2008), “C”, 5%, 2040	2,885,000	3,164,556
Wake County, NC, “C”, 5%, 2020	3,000,000	3,722,430
Wake County, NC, “C”, 5%, 2021	3,000,000	3,783,030
Wake County, NC, “C”, 5%, 2024	5,570,000	7,175,385
		$21,355,231
Healthcare Revenue - Hospitals - 22.5%
Albemarle, NC, Hospital Authority Health Care Facilities Rev., 5.25%, 2038	$2,000,000	$2,024,720
Arizona Health Facilities Authority Rev. (Banner Health), “A”, 4%, 2043	1,575,000	1,532,144
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5%, 2031	1,000,000	1,069,870
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5.25%, 2034	4,000,000	4,454,200
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5%, 2043	2,500,000	2,781,325
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5%, 2047	1,000,000	1,064,130
Illinois Finance Authority Rev. (Little Company of Mary Hospital and Health Care Centers), 5.375%, 2040	725,000	778,882
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	380,000	429,791
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	1,140,000	1,358,720
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	360,000	417,755
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 2041	1,385,000	1,612,916
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	1,820,000	1,922,684
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	310,000	360,564
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	245,000	278,134
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 2039	1,450,000	1,632,947

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	$790,000	$916,274
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 2039	1,110,000	1,248,461
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	55,000	60,595
North Carolina Hospital Authority Mortgage Rev. (Johnston Memorial), AGM, 5.25%, 2036	2,000,000	2,160,060
North Carolina Medical Care Commission Health Care Facilities Rev. (Columbus Regional Healthcare System), “A”, 4%, 2042	3,000,000	2,923,860
North Carolina Medical Care Commission, Health Care Facilities Rev. (Appalachian Regional Healthcare System), “A”, 6.375%, 2026	2,000,000	2,375,460
North Carolina Medical Care Commission, Health Care Facilities Rev. (Appalachian Regional Healthcare System), “A”, 6.5%, 2031	1,000,000	1,192,620
North Carolina Medical Care Commission, Health Care Facilities Rev. (Cleveland County HealthCare System), 5.75%, 2035	800,000	883,984
North Carolina Medical Care Commission, Health Care Facilities Rev. (Cleveland County HealthCare System), “A”, AMBAC, 5%, 2035	1,155,000	1,168,109
North Carolina Medical Care Commission, Health Care Facilities Rev. (Cumberland County Hospital Syste) “A”, 5%, 2032	3,950,000	4,301,827
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 2035	1,620,000	1,840,741
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 2035	3,000,000	3,428,280
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 2042	3,500,000	3,870,230
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 2042	2,000,000	2,217,880
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligation Group), 5%, 2039	1,945,000	2,028,285
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligation Group), “A”, 5.25%, 2040	3,000,000	3,294,360
North Carolina Medical Care Commission, Health Care Facilities Rev. (Rex Healthcare), “A”, 5%, 2030	5,250,000	5,834,955
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), “A”, 5%, 2036	2,000,000	2,145,700
North Carolina Medical Care Commission, Health Care Facilities Rev. (Wake Forest Baptist Obligated Group), “B”, 5%, 2033	2,000,000	2,258,040

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
North Carolina Medical Care Commission, Health Care Facilities Rev. (WakeMed), “A”, 5%, 2031	$3,000,000	$3,423,300
North Carolina Medical Care Commission, Health Care Facilities Rev. (WakeMed), “A”, ASSD GTY, 5.625%, 2038	500,000	539,830
North Carolina Medical Care Commission, Health System Rev. (Mission Health System, Inc.), 5%, 2025	1,600,000	1,759,040
North Carolina Medical Care Commission, Health System Rev. (Mission Health System, Inc.), 4.75%, 2035	2,000,000	2,104,900
North Carolina Medical Care Commission, Hospital Rev. (Southeastern Regional Medical Center), 5%, 2032	1,645,000	1,838,255
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 2029	2,215,000	2,511,035
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5%, 2034	4,000,000	4,382,280
North Carolina Medical Care Commission, Hospital Rev. (Wilson Memorial Hospital), Capital Appreciation, AMBAC, 0%, 2013	1,000,000	983,500
North Carolina Medical Care Commission, Hospital Rev. (Wilson Memorial Hospital), Capital Appreciation, AMBAC, 0%, 2015	1,140,000	1,044,844
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 6.25%, 2038	1,000,000	1,080,280
Onslow County, NC, Hospital Authority (Onslow Memorial Hospital Project), NATL, 5%, 2026	1,155,000	1,235,446
Pitt County, NC, Rev., Pitt County Memorial Hospital, ETM, 5.25%, 2021 (c)	10,135,000	11,002,860
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	2,040,000	2,556,120
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 2039	470,000	556,268
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	270,000	318,157
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	635,000	733,977
Wisconsin Health & Educational Facilities Authority Rev. (Mercy Alliance), 5%, 2039	1,395,000	1,490,013
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	2,195,000	2,546,990
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	1,495,000	1,598,932
		$107,574,530

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - 1.2%
North Carolina Medical Care Commission, Health Care Facilities Rev. (Givens Estates), 6.5%, 2013 (c)	$800,000	$820,184
North Carolina Medical Care Commission, Health Care Facilities Rev. (Lutheran Services for the Aging, Inc. Obligated Services) “A”, 5%, 2037	1,000,000	1,014,320
North Carolina Medical Care Commission, Retirement Facilities Rev. (Galloway Ridge Project), “A”, 5.875%, 2031	480,000	509,957
North Carolina Medical Care Commission, Retirement Facilities Rev. (Galloway Ridge Project), “A”, 6%, 2039	1,520,000	1,612,218
North Carolina Medical Care Commission, Retirement Facilities Rev. (The United Methodist Retirement Homes), “A”, 5%, 2033	1,590,000	1,649,180
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	35,000	40,955
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	220,000	256,639
		$5,903,453
Industrial Revenue - Paper - 0.2%
Columbus County, NC, Industrial Facilities & Pollution Control, Financing Authority Rev. (International Paper Co.), 5.7%, 2034	$1,000,000	$1,114,940

Miscellaneous Revenue - Other - 0.3%
Durham County, NC, Industrial Facilities & Pollution Control Financing Authority Rev. (Research Triangle Institute), 5%, 2025	$1,000,000	$1,276,980
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 2040	100,000	111,227
		$1,388,207
Multi-Family Housing Revenue - 1.1%
Charlotte, NC, Housing Authority Rev., GNMA, 4.8%, 2048	$2,000,000	$2,027,300
Elizabeth City, NC, Multi-Family Housing Rev. (Walker Landing), “A”, GNMA, 5.125%, 2049	1,500,000	1,398,930
Mecklenburg County, NC (Little Rock Apartments), FNMA, 5.15%, 2022	930,000	936,761
North Carolina Medical Care Commission, Health Care Facilities Rev., “A” (ARC Projects), 5.8%, 2034	1,000,000	1,049,730
		$5,412,721
Port Revenue - 0.2%
North Carolina Ports Authority Facilities Rev., “A”, 5.25%, 2040	$1,000,000	$1,110,540

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - 3.5%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 2030	$1,675,000	$2,015,795
Colorado Regional Transportation District, Sales Tax Rev. (Fastracks Project), “A”, 5%, 2027	1,685,000	2,011,688
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 2036	1,140,000	1,270,918
Guam Government Business Privilege Tax Rev., “B-1”, 5%, 2037	805,000	879,382
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “B”, 5%, 2035	2,840,000	3,253,305
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, FGIC, 5.5%, 2022	1,740,000	1,837,927
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2019 (c)	15,000	19,055
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	1,725,000	1,864,294
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 2034	4,540,000	1,330,038
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Convertible Capital Appreciation, “A”, 0% to 2016, 6.75% to 2032	1,970,000	2,038,733
		$16,521,135
Single Family Housing - State - 2.1%
North Carolina Housing Finance Agency Rev., “15-A”, AGM, 4.95%, 2032	$285,000	$285,125
North Carolina Housing Finance Agency Rev., “19-A”, 5.1%, 2030	2,065,000	2,077,741
North Carolina Housing Finance Agency Rev., “23-A”, 4.8%, 2037	1,715,000	1,725,753
North Carolina Housing Finance Agency Rev., “24-A”, 4.75%, 2026	1,650,000	1,676,615
North Carolina Housing Finance Agency Rev., “25-A”, 5.75%, 2037	480,000	486,518
North Carolina Housing Finance Agency Rev., “29-A”, 4.85%, 2038	1,650,000	1,668,447
North Carolina Housing Finance Agency Rev., “31-A”, 5.25%, 2038	1,870,000	1,971,504
North Carolina Housing Finance Agency Rev., “A”, 5.375%, 2023	130,000	130,120
		$10,021,823
State & Agency - Other - 2.1%
Charlotte, NC, COP (Equipment Acquisitions and Public Facilities), “A”, 5%, 2029	$1,075,000	$1,264,523
Charlotte, NC, COP (Transit Projects), 5%, 2033	3,000,000	3,426,510
Charlotte, NC, COP (Transit Projects), “E”, 5%, 2035	1,990,000	2,145,479
Charlotte, NC, COP, “E”, 5%, 2026	760,000	856,740
Charlotte, NC, COP, “E”, 5%, 2034	2,000,000	2,215,100
		$9,908,352

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - 8.7%
Asheville, NC, Limited Obligation, 5%, 2028	$400,000	$460,952
Asheville, NC, Limited Obligation, 5%, 2030	300,000	343,176
Asheville, NC, Limited Obligation, 5%, 2032	250,000	283,885
Charlotte, NC, COP (NASCAR Hall of Fame), “C”, 5%, 2039	5,130,000	5,624,378
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.942%, 2037	2,260,000	1,647,676
Duplin, NC, Limited Obligation (County Water Districts), 5%, 2037	3,595,000	3,966,903
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, ASSD GTY, 5%, 2045	1,355,000	1,412,113
Harnett County, NC, COP, ASSD GTY, 5%, 2029	400,000	448,264
Iredell County, NC, Public Facilities (School Projects), AGM, 5.125%, 2027	3,230,000	3,646,379
Mecklenburg County, NC, COP, “A”, 5%, 2028	350,000	394,132
Mooresville, NC, COP, 5%, 2032	3,120,000	3,361,238
Nash County, NC, Limited Obligation, ASSD GTY, 5%, 2030	2,000,000	2,295,600
Orange County, NC, Public Facilities Co., Limited Obligation, 5%, 2024	750,000	894,593
Pitt County, NC, Limited Obligation, “A”, 5%, 2035	2,000,000	2,241,300
Salisbury, NC, COP, ASSD GTY, 5.625%, 2026	1,000,000	1,152,890
Wake County, NC, 5%, 2033	6,000,000	7,051,560
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, “2009”, 5%, 2032	3,000,000	3,515,370
Wilmington, NC, COP, “A”, 5%, 2038	2,650,000	2,993,493
		$41,733,902
Tax - Other - 1.1%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$420,000	$458,842
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	145,000	158,208
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 2029	1,005,000	1,151,489
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	305,000	331,370
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2039	350,000	366,986
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	305,000	336,586
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	2,090,000	2,287,881
		$5,091,362
Tobacco - 1.9%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$515,000	$472,389
Buckeye, OH, Tobacco Settlement Financing Authority, “A-3”, 6.25%, 2037	1,295,000	1,210,929
Illinois Railsplitter Tobacco Settlement Authority, 5.5%, 2023	2,020,000	2,441,574

Issuer	Shares/Par	Value ($)
Tobacco - continued
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	$1,975,000	$2,393,028
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023	1,335,000	1,331,689
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	1,480,000	1,333,554
		$9,183,163
Toll Roads - 0.5%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.25%, 2032	$430,000	$459,846
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 2037	725,000	828,254
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 2042	1,160,000	1,245,944
		$2,534,044
Transportation - Special Tax - 3.1%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 2028	$1,715,000	$1,904,593
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ETM, AGM, 6%, 2018 (c)	5,810,000	7,071,816
North Carolina Turnpike Authority, Monroe Connector System State Appropriation Rev., 5%, 2028	2,300,000	2,679,316
North Carolina Turnpike Authority, Monroe Connector System State Appropriation Rev., 5%, 2036	3,000,000	3,381,510
		$15,037,235
Universities - Colleges - 12.7%
Appalachian State University, NC, Rev., NATL, 5%, 2015 (c)	$370,000	$408,735
Appalachian State University, NC, Rev., 4%, 2019	1,080,000	1,252,282
Appalachian State University, NC, Rev., 4%, 2026	1,445,000	1,590,425
Appalachian State University, NC, Rev., NATL, 5%, 2030	630,000	662,855
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 2032	60,000	65,251
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5.25%, 2042	515,000	564,862
Florida State University Board of Governors, System Improvement Rev., 6.25%, 2030	1,000,000	1,225,740
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	2,000,000	2,267,360
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	1,545,000	1,820,195

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
North Carolina Agricultural & Technical University Rev. (University of North Carolina), 5%, 2037	$1,000,000	$1,103,990
North Carolina Capital Facilities Finance Agency Rev. (Methodist University), 5%, 2034	1,000,000	1,084,450
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (High Point University), 5%, 2032	500,000	547,940
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (High Point University), 5.25%, 2033	1,000,000	1,106,160
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 2028	980,000	1,129,568
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 2029	865,000	994,499
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 2031	2,000,000	2,286,640
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 2038	1,000,000	1,123,850
North Carolina Capital Facilities, Finance Agency Rev. (Davidson College), 5%, 2040	1,565,000	1,814,758
North Carolina Capital Facilities, Finance Agency Rev. (Duke University), “A”, 5%, 2038	2,500,000	2,901,775
North Carolina Capital Facilities, Finance Agency Rev. (Johnson & Wales University), “A”, SYNCORA, 5.25%, 2022	1,870,000	1,872,637
North Carolina Capital Facilities, Finance Agency Rev. (Meredith College), 6%, 2031	3,240,000	3,632,267
North Carolina State University at Raleigh Rev., “A”, 5%, 2037	2,000,000	2,344,080
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 2041	450,000	517,775
Puerto Rico Industrial Tourist Authority (University Plaza), “A”, NATL, 5%, 2020	2,180,000	2,186,605
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 2032	170,000	167,263
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 2042	275,000	275,679
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 2031	115,000	109,595
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 2042	55,000	53,837

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
University of North Carolina System (East Carolina University) “C”, AMBAC, 5%, 2014 (c)	$960,000	$1,004,870
University of North Carolina System (East Carolina University) “C”, AMBAC, 5%, 2029 (c)	445,000	466,026
University of North Carolina, Chapel Hill, 5%, 2028	2,000,000	2,063,660
University of North Carolina, Chapel Hill, 5%, 2031	3,250,000	3,757,000
University of North Carolina, Chapel Hill, “A”, ASSD GTY, 5%, 2034	200,000	226,366
University of North Carolina, Charlotte, “A”, 5%, 2037	2,000,000	2,306,460
University of North Carolina, Greensboro, 5%, 2026	3,000,000	3,564,330
University of North Carolina, Systems Pool Rev. (General Trust Indenture), “C”, 5.5%, 2034	1,890,000	2,133,640
University of North Carolina, Systems Pool Rev., “B”, NATL, 5%, 2033	1,180,000	1,263,001
University of North Carolina, Systems Pool Rev., “B”, 5.125%, 2034	2,000,000	2,294,840
University of North Carolina, Systems Pool Rev., “B-1”, 5.25%, 2024	1,615,000	1,956,007
University of North Carolina, Systems Pool Rev., “B-1”, 5.25%, 2025	1,705,000	2,052,667
University of North Carolina, Systems Pool Rev., “C”, AMBAC, 5%, 2014 (c)	595,000	623,114
University of North Carolina, Wilmington, COP (Student Housing Project), FGIC, 5%, 2028	1,825,000	1,944,446
		$60,767,500
Universities - Dormitories - 0.4%
Oregon Facilities Authority, Student Housing Rev. (Southern Oregon University), ASSD GTY, 5%, 2044	$160,000	$174,189
Western Carolina University Rev., 5%, 2033	1,400,000	1,551,830
		$1,726,019
Utilities - Investor Owned - 0.5%
Wake County, NC, Industrial Facilities & Pollution Control Rev. (Carolina Power & Light Co.), 5.375%, 2017	$2,500,000	$2,520,250

Utilities - Municipal Owned - 5.9%
Guam Power Authority Rev., “A”, ASSD GTY, 5%, 2020	$1,000,000	$1,177,370
Guam Power Authority Rev., “A”, AGM, 5%, 2021	1,000,000	1,187,740
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	520,000	620,402
North Carolina Eastern Municipal Power Agency, AMBAC, 6%, 2018	14,245,000	17,330,182
North Carolina Municipal Power Agency, Catawba Electric Rev., “A”, 5%, 2030	2,500,000	2,782,850
Raleigh, NC, “A”, 5%, 2020	4,000,000	4,994,360
		$28,092,904

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Other - 1.8%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	$1,695,000	$2,298,827
Nebraska Central Plains Energy Project, Gas Project Rev., “3”, 5%, 2032	1,905,000	2,117,846
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	1,055,000	1,221,120
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	1,290,000	1,493,923
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2021	805,000	914,746
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2031	255,000	270,473
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2032	405,000	427,267
		$8,744,202
Water & Sewer Utility Revenue - 10.9%
Asheville, NC, Water & Sewer Systems Rev., NATL, 5%, 2032	$1,000,000	$1,131,300
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 2035	3,000,000	3,370,260
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 2036	4,410,000	5,118,952
Cary, NC, Combined Enterprise Systems Rev., 4%, 2037	5,500,000	5,881,865
Charlotte, NC, Storm Water Fee Rev., 5%, 2034	3,675,000	3,843,793
Charlotte, NC, Water & Sewer Systems Rev., 5%, 2021	1,800,000	2,318,310
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.75%, 2037	960,000	948,768
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2041	1,710,000	1,933,617
Durham County, NC, Enterprise Systems Rev., NATL, 5%, 2023	1,675,000	1,687,914
Durham County, NC, Enterprise Systems Rev., 5%, 2029	1,590,000	1,897,283

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Durham, NC, Water and Sewer Utility System Rev., 5.25%, 2017	$2,400,000	$2,848,128
Fayetteville, NC, Public Works Commission Rev., “B”, 5%, 2035	1,750,000	1,962,415
Greensboro, NC, Enterprise Systems Rev., “A”, 5%, 2016	4,005,000	4,538,386
Greenville, NC, Utilities Commission, Combined Enterprise System Rev., “A”, AGM, 5%, 2033	2,400,000	2,686,632
High Point, NC, Combined Enterprise System Rev., AGM, 5%, 2033	2,000,000	2,320,880
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.625%, 2030	500,000	591,415
Oak Island, NC, Enterprise System Rev., ASSD GTY, 6%, 2034	1,000,000	1,168,180
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.75%, 2036	800,000	936,296
San Francisco, CA, City & County Public Utilities Commission Water Rev., “A”, 5.25%, 2031	2,590,000	3,000,774
Winston-Salem, NC, Water & Sewer Systems Rev., 5%, 2033	1,600,000	1,732,880
Winston-Salem, NC, Water & Sewer Systems Rev., 5%, 2034	2,000,000	2,327,220
		$52,245,268
Total Municipal Bonds (Identified Cost, $442,249,228)		$475,538,511

Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	2,618,244	$2,618,244
Total Investments (Identified Cost, $444,867,472)		$478,156,755

Other Assets, Less Liabilities - 0.2%		788,144
Net Assets - 100.0%		$478,944,899

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/13

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.6%

Issuer	Shares/Par	Value ($)
Airport Revenue - 2.5%
Allegheny County, PA, Airport Rev. (Pittsburgh International Airport), NATL, 5.75%, 2014	$1,000,000	$1,038,566
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 2035	335,000	386,838
Philadelphia, PA, Airport Rev., “A”, AGM, 5%, 2040	2,000,000	2,208,120
Sacramento County, CA, Airport Systems Rev., 5%, 2040	470,000	517,588
		$4,151,112
General Obligations - General Purpose - 7.2%
Allegheny County, PA, “C-70”, 5%, 2037	$1,000,000	$1,100,480
Berks County, PA, 5%, 2022	1,700,000	1,997,279
Commonwealth of Pennsylvania, 5%, 2015	1,515,000	1,654,365
Commonwealth of Pennsylvania, 5%, 2019	1,000,000	1,218,570
Commonwealth of Pennsylvania, 5%, 2021	500,000	625,810
Commonwealth of Pennsylvania, 5%, 2022	500,000	626,975
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	250,000	249,215
Commonwealth of Puerto Rico, “A”, 6%, 2038	425,000	431,626
Commonwealth of Puerto Rico, “A”, ETM, FGIC, 5.5%, 2015 (c)	1,860,000	2,071,296
Luzerne County, PA, AGM, 6.75%, 2023	500,000	581,640
State of Maryland, “C”, 5%, 2019	1,000,000	1,238,220
		$11,795,476
General Obligations - Improvement - 0.1%
Guam Government, “A”, 6.75%, 2029	$75,000	$83,878
Guam Government, “A”, 7%, 2039	90,000	100,349
		$184,227
General Obligations - Schools - 12.2%
Allegheny Valley, PA, School District, “A”, NATL, 5%, 2028	$1,000,000	$1,035,590
Carlisle, PA, School District, 5%, 2026	1,000,000	1,179,320
Clovis, CA, Unified School District (Election of 2004), Capital Appreciation, “A”, 0%, 2027	1,515,000	852,945
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 2031	1,150,000	569,377
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 2033	760,000	334,377
Daniel Boone, PA, School District, 5%, 2032	500,000	541,475
Deer Lakes, PA, School District, ASSD GTY, 5.375%, 2034	1,275,000	1,428,867
Gateway, PA, Allegheny School District, FGIC, 5.2%, 2023	1,000,000	1,026,580
Gettysburg, PA, School District, 5.25%, 2024	2,000,000	2,350,940
Governor Mifflin, PA, School District, “A”, 4%, 2024	1,890,000	2,141,124
Lower Merion, PA, School District, 3%, 2015	2,310,000	2,437,466
Penn Delco, PA, School District, 4%, 2038	1,000,000	1,032,520
Reading, PA, School District, “A”, 5%, 2018	1,000,000	1,132,760

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Reading, PA, School District, “A”, 5%, 2020	$665,000	$758,705
Scranton, PA, School District, “A”, AGM, 5%, 2027	1,340,000	1,456,044
State Public School Building Authority, PA School (Colonial Intermediate Unit 20), FGIC, 5%, 2030	500,000	527,720
Whitehall-Coplay, PA, School District, “A”, AGM, 5.375%, 2034	1,000,000	1,122,870
		$19,928,680
Healthcare Revenue - Hospitals - 19.1%
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “A”, 5.375%, 2029	$1,000,000	$1,139,790
Allegheny County, PA, Hospital Development Authority Rev. (UPMC Health Systems), 5%, 2018	500,000	594,915
Berks County, PA, Municipal Authority Rev. (Reading Hospital & Medical Center), “A”, 5%, 2040	1,500,000	1,627,470
Blair County, PA, Hospital Authority Rev. (Altoona Regional Health System), 6%, 2039	750,000	804,480
Butler County, PA, Hospital Development Authority Rev. (Butler Health System, Inc.), 7.25%, 2039	500,000	613,760
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), ASSD GTY, 5.875%, 2029	500,000	545,090
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), 6.25%, 2041	500,000	606,890
Chester County, PA, Health & Educational Facilities Authority Rev. (Chester County Junior High School), “A”, 5%, 2040	1,000,000	1,085,210
Dauphin County, PA, General Authority Health System Rev. (Pinnacle Health System), “A”, 5.75%, 2020	750,000	855,240
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	305,000	355,340
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	705,000	811,631
Geisinger Authority, PA, Health System Rev., “A”, 5.125%, 2034	1,000,000	1,112,740
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 2028	500,000	565,040
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	165,000	191,471
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 2041	445,000	518,229

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 2025	$335,000	$388,570
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	390,000	462,357
Lancaster County, PA, Hospital Authority Health System Rev. (Lancaster General Hospital), 5%, 2042	1,500,000	1,644,465
Lancaster County, PA, Hospital Authority Rev., 5.5%, 2013 (c)	500,000	511,775
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 5%, 2018	200,000	200,290
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 6%, 2035	450,000	446,117
Lehigh County, PA, General Purpose Authority (Good Shepherd Group), 4%, 2036	1,000,000	968,770
Lehigh County, PA, General Purpose Authority (Good Shepherd Group), “A”, 5.625%, 2034	350,000	379,428
Lehigh County, PA, General Purpose Authority (Lehigh Valley Hospital), NATL, 7%, 2016	160,000	169,573
Lehigh County, PA, General Purpose Authority (Lehigh Valley Hospital), 5.25%, 2032	600,000	613,380
Lehigh County, PA, General Purpose Authority (St. Luke’s Bethlehem Hospital), 5.375%, 2013 (c)	600,000	611,352
Lehigh County, PA, General Purpose Authority Hospital Rev. (Lehigh Valley Hospital), “B”, 4%, 2033	1,000,000	1,015,420
Lycoming County, PA, Health Authority Rev. (Susquehanna Health System), “A”, 5.75%, 2039	750,000	827,505
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	105,000	122,127
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	75,000	85,143
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), 6%, 2014 (c)	750,000	781,530
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), 5%, 2027	250,000	260,365
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), 5.125%, 2037	250,000	259,060
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), “A”, 5%, 2041	750,000	789,000
Montgomery County, PA, Higher Education & Health Authority Rev. (Abington Memorial Hospital Obligated Group), 5%, 2031	1,000,000	1,101,000
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	20,000	22,034
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 2040	500,000	531,905
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Health System), 5.5%, 2026	500,000	538,075

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Health System), “A”, 5.625%, 2042	$300,000	$329,316
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (The Children’s Hospital of Philadelphia), “C”, 5%, 2025	1,000,000	1,177,030
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (The Children’s Hospital of Philadelphia), “D”, 5%, 2032	1,000,000	1,134,140
South Central, PA, General Authority Rev. (Wellspan Health Properties, Inc.), “A”, 6%, 2025	750,000	861,833
St. Mary Hospital Authority, PA, Health System Rev. (Catholic Health East), “A”, 5%, 2033	500,000	538,995
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 2039	155,000	183,450
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), “B”, 5.625%, 2032	500,000	564,145
Westmoreland County, PA, Industrial Development Authority Rev. (Excela Health Project), 5.125%, 2030	1,000,000	1,052,090
Wisconsin Health & Educational Facilities Authority Rev. (Mercy Alliance), 5%, 2039	705,000	753,018
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	485,000	518,717
		$31,269,271
Healthcare Revenue - Long Term Care - 2.3%
Bucks County, PA, Industrial Development Authority Retirement Community Rev. (Ann’s Choice, Inc.), “A”, 6.125%, 2025	$250,000	$253,605
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2037	300,000	302,982
Chartiers Valley, PA, Industrial & Commercial Development Authority (Asbury Health Center Project), 5.75%, 2022	250,000	257,785
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 2040	500,000	543,170
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 5.25%, 2041	500,000	510,505
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.375%, 2039	500,000	556,305
Cumberland County, PA, Municipal Authority Rev. (Presbyterian Homes), “A”, 5.45%, 2021	500,000	500,680
Montgomery County, PA, Industrial Development Authority Retirement Community Rev. (Lanier Village Estates, Inc.), “A-1”, 6.25%, 2029	250,000	289,963
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.25%, 2035	250,000	253,890
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	65,000	77,637

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	$105,000	$124,678
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	10,000	11,701
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	70,000	81,658
		$3,764,559
Human Services - 0.1%
Montgomery County, PA, Industrial Development Authority (Wordsworth Academy), 8%, 2024	$150,000	$150,113

Industrial Revenue - Other - 0.7%
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Procter & Gamble), 5.375%, 2031	$1,000,000	$1,240,330

Miscellaneous Revenue - Entertainment & Tourism - 0.1%
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2031	$30,000	$33,845
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2036	95,000	105,961
		$139,806
Sales & Excise Tax Revenue - 1.9%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 2030	$580,000	$698,007
Colorado Regional Transportation District, Sales Tax Rev. (Fastracks Project), “A”, 5%, 2027	565,000	674,542
Guam Government Business Privilege Tax Rev., “B-1”, 5%, 2037	250,000	273,100
Guam Government Business Privilege Tax Rev., “C”, 5%, 2016	120,000	137,329
Guam Government Business Privilege Tax Rev., “C”, 5%, 2017	135,000	158,170
Guam Government Business Privilege Tax Rev., “C”, 5%, 2018	130,000	154,419
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	570,000	613,616
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2033	735,000	230,349
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 2054	3,140,000	245,799
		$3,185,331
Single Family Housing - Local - 0.5%
Allegheny County, PA, Residential Financing Authority, Single Family Mortgage Rev., “RR”, GNMA, 4.75%, 2025	$95,000	$96,689

Issuer	Shares/Par	Value ($)
Single Family Housing - Local - continued
Allegheny County, PA, Residential Financing Authority, Single Family Mortgage Rev., “VV”, GNMA, 4.95%, 2037	$655,000	$669,004
		$765,693
Single Family Housing - State - 3.0%
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., 4.75%, 2028	$1,000,000	$1,081,350
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “105-C”, 4.875%, 2034	310,000	319,991
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “91-A”, 4.875%, 2026	350,000	355,075
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “92-A”, 4.75%, 2031	965,000	1,002,210
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “93-A”, 5.75%, 2037	135,000	137,311
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “95-A”, 4.875%, 2031	1,000,000	1,008,990
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “97-A”, 4.5%, 2022	1,000,000	1,017,460
		$4,922,387
Solid Waste Revenue - 0.5%
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 2019	$300,000	$300,237
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 2032	500,000	575,455
		$875,692
State & Agency - Other - 0.5%
New York State Dormitory Authority Rev. (State University) , “B”, FGIC, 5.25%, 2019	$675,000	$758,599

State & Local Agencies - 2.9%
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 2032	$1,000,000	$1,086,730
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 2018	715,000	825,982
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.942%, 2037	730,000	532,214
Delaware Valley, PA, Regional Finance Authority, RITES, FRN, AMBAC, 9.913%, 2018 (p)	50,000	65,522
Pennsylvania Industrial Development Authority, Economic Development Authority Rev., 5.5%, 2018 (c)	60,000	74,072
Pennsylvania Industrial Development Authority, Economic Development Authority Rev., 5.5%, 2023	440,000	511,298
Philadelphia, PA, Municipal Authority Rev., 6.5%, 2034	500,000	576,130

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
State Public School Building Authority, PA, Jefferson County (Dubois Technical School), FGIC, 5%, 2026	$1,000,000	$1,062,510
		$4,734,458
Tax - Other - 0.8%
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 2035	$750,000	$806,603
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	140,000	152,947
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	45,000	49,099
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 2037	125,000	143,336
Virgin Islands Public Finance Authority Rev., “A”, 5.25%, 2024	135,000	142,146
		$1,294,131
Tax Assessment - 0.1%
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 2035	$235,000	$240,875

Tobacco - 2.1%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$160,000	$146,762
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	755,000	722,376
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-2”, 5.3%, 2037	665,000	609,120
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	755,000	914,803
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023	445,000	443,896
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	500,000	450,525
Virgin Islands Tobacco Settlement Financing Corp., 5%, 2021	90,000	90,019
		$3,377,501
Toll Roads - 1.3%
Delaware River, PA, Joint Toll Bridge Commission Rev., “A”, 4%, 2027	$1,000,000	$1,072,650
Pennsylvania Turnpike Commission, “A-1”, ASSD GTY, 5%, 2033	1,000,000	1,085,460
		$2,158,110
Transportation - Special Tax - 2.3%
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 2020	$655,000	$809,187
Pennsylvania Turnpike Commission, NATL, 5%, 2024	1,775,000	1,818,186
Pennsylvania Turnpike Commission (Motor License Fund), “B”, 5%, 2030	1,000,000	1,127,120
		$3,754,493

Issuer	Shares/Par	Value ($)
Universities - Colleges - 19.1%
Adams County, PA, Industrial Development Authority Rev. (Gettysburg College), “A”, 5.875%, 2021	$250,000	$253,335
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), 5%, 2033	1,250,000	1,346,175
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), “A”, SYNCORA, 5%, 2024	1,000,000	1,081,760
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 2038	250,000	278,795
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.75%, 2040	500,000	566,145
Crawford County, PA, Industrial Development Authority, College Rev., “A”, 6%, 2031	250,000	281,033
Cumberland County, PA, Municipal Authority College Rev. (Dickinson College), 5%, 2026	1,000,000	1,104,430
Cumberland County, PA, Municipal Authority College Rev. (Dickinson College), “HH1”, 5%, 2039	300,000	321,852
Delaware County, PA, Authority College Rev. (Neumann University), 5.25%, 2031	565,000	615,686
Delaware County, PA, Authority College Rev. (Neumann University), 6.125%, 2034	750,000	823,650
Delaware County, PA, Authority University Rev. (Villanova University), 5.25%, 2031	350,000	394,961
Erie, PA, Higher Education Building Authority Rev. (Gannon University), “A”, 5.5%, 2040	1,000,000	1,088,420
Erie, PA, Higher Education Building Authority Rev. (Mercyhurst College), 5.5%, 2038	500,000	537,405
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	1,050,000	1,190,364
Lancaster, PA, Higher Education Authority College Rev. (Franklin & Marshall College), 5%, 2037	500,000	542,740
Lycoming County, PA, College Rev. (Pennsylvania College of Technology), 5%, 2032	1,000,000	1,079,420
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 2036	420,000	480,921
Montgomery County, PA, Higher Education & Health Authority Rev. (Acadia University), 5.25%, 2030	1,100,000	1,202,102
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	505,000	594,951
Northampton County, PA, General Purpose Authority Rev. (Lafayette College), 5%, 2034	250,000	274,153
Northampton County, PA, General Purpose Authority Rev. (Lehigh University), 5.5%, 2033	500,000	568,465
Pennsylvania Higher Educational Facilities Authority Rev. (Allegheny College), 4.75%, 2031	500,000	524,780
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), NATL, 5%, 2037	630,000	671,007

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Pennsylvania Higher Educational Facilities Authority Rev. (La Salle University), 5%, 2037	$500,000	$555,415
Pennsylvania Higher Educational Facilities Authority Rev. (La Salle University), “A”, 5.25%, 2027	500,000	544,200
Pennsylvania Higher Educational Facilities Authority Rev. (LaSalle University), “A”, 5%, 2037	500,000	528,855
Pennsylvania Higher Educational Facilities Authority Rev. (Philadelphia University), 5.5%, 2020	500,000	542,920
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 2041	500,000	566,620
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Joseph’s University), “A”, 5%, 2040	1,500,000	1,610,355
Pennsylvania Higher Educational Facilities Authority Rev. (Temple University), 5%, 2035	2,000,000	2,262,740
Pennsylvania Higher Educational Facilities Authority Rev. (University of Pennsylvania Health System), “A”, 5%, 2024	1,945,000	2,312,994
Pennsylvania Higher Educational Facilities Authority Rev. (Widener University), 5.375%, 2029	300,000	303,378
Snyder County, PA, Higher Education Authority Rev. (Susquehanna University), 5%, 2038	1,000,000	1,063,850
Union County, PA, Higher Educational Facilities Financing Authority, University Rev. (Bucknell University), 5.25%, 2021	1,000,000	1,000,280
Union County, PA, Higher Educational Facilities Financing Authority, University Rev. (Bucknell University), “A”, 5%, 2037	1,000,000	1,133,030
Washington County, PA, Industrial Development Authority College Rev. (Washington Jefferson College), 5.25%, 2030	1,000,000	1,108,840
Wilkes-Barre, PA, Finance Authority Rev. (The University of Scranton), 5%, 2035	1,000,000	1,085,190
Wilkes-Barre, PA, Finance Authority Rev. (Wilkes University), 5%, 2037	750,000	769,770
		$31,210,987
Universities - Dormitories - 2.4%
Chester County, PA, Industrial Development Authority Student Housing Rev., (University Student Housing LLC Project), 5%, 2045	$1,000,000	$1,044,240
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 6%, 2043	1,000,000	1,112,010
Pennsylvania Higher Educational Facilities Authority Rev. (Indiana University Foundation), “A”, 5%, 2041	750,000	809,243
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 5%, 2030	300,000	334,545

Issuer	Shares/Par	Value ($)
Universities - Dormitories - continued
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 6.25%, 2043	$500,000	$584,665
		$3,884,703
Universities - Secondary Schools - 1.4%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	$345,000	$405,706
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 2037	500,000	551,685
Philadelphia, PA, Authority for Industrial Development Rev. (Global Leadership Academy Charter School), 6.375%, 2040	500,000	529,120
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 2035	665,000	742,007
		$2,228,518
Utilities - Investor Owned - 2.8%
Clarion County, PA, Industrial Development Authority, Water Facility Rev. (Pennsylvania American Water Co.), 5.5%, 2039	$1,000,000	$1,096,700
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	415,000	510,002
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	110,000	125,499
Pennsylvania Economic Development Financing Authority (Allegheny Energy Supply Co. LLC), 7%, 2039	600,000	714,876
Pennsylvania Economic Development Financing Authority, Water Facilities Rev. (Aqua Pennsylvania, Inc.), “A”, 5%, 2039	1,000,000	1,090,100
Pennsylvania Economic Development Financing Authority, Water Facilities Rev. (Aqua Pennsylvania, Inc.), “B”, 5%, 2043	1,000,000	1,090,860
		$4,628,037
Utilities - Municipal Owned - 0.9%
Guam Power Authority Rev., “A”, 5.5%, 2030	$315,000	$350,507
Philadelphia, PA, Gas Works Rev., 5.25%, 2040	1,000,000	1,070,140
		$1,420,647
Utilities - Other - 2.2%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	$545,000	$739,151
Nebraska Central Plains Energy Project, Gas Project Rev., “3”, 5%, 2032	625,000	694,831
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 2038	280,000	378,820
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	420,000	486,133
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	235,000	273,253
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2021	255,000	289,764

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Other - continued
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2027	$470,000	$509,024
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2031	75,000	79,551
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2032	125,000	131,873
		$3,582,400
Water & Sewer Utility Revenue - 6.6%
Allegheny County, PA, Sanitation Authority Sewer Rev., AGM, 5%, 2040	$1,000,000	$1,105,650
Bucks County, PA, Water & Sewer Authority, Water System Rev., 5%, 2033	1,000,000	1,135,990
Clairton, PA, Municipal Authority Sewer Rev., “B”, 5%, 2042	1,000,000	1,041,150
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.75%, 2037	290,000	286,607
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	1,000,000	1,004,790
Erie, PA, Water Authority Rev., AGM, 4%, 2036	500,000	501,970
Erie, PA, Water Authority Rev., AGM, 5%, 2043	1,000,000	1,071,080
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	260,000	271,840

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Harrisburg, PA, Water Authority Rev., 5.25%, 2031	$1,000,000	$920,440
Lancaster County, PA, Water & Sewer Authority Rev., NATL, 5%, 2028	440,000	460,790
Philadelphia, PA, Water & Wastewater Rev., “A”, 5.25%, 2032	1,000,000	1,118,430
Philadelphia, PA, Water & Wastewater Rev., “A”, 5%, 2036	1,000,000	1,111,680
St. Mary’s, PA, Water Authority Rev., 5.15%, 2030	750,000	808,478
		$10,838,895
Total Municipal Bonds (Identified Cost, $146,236,157)		$156,485,031

Money Market Funds - 3.0%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	4,870,172	$4,870,172
Total Investments (Identified Cost, $151,106,329)		$161,355,203

Other Assets, Less Liabilities - 1.4%		2,241,585
Net Assets - 100.0%		$163,596,788

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/13

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.6%

Issuer	Shares/Par	Value ($)
Airport Revenue - 1.7%
Horry County, SC, Airport Rev. (Myrtle Beach International Airport), “A”, 5%, 2040	$2,250,000	$2,400,360
Richland Lexington, SC, Airport Rev. (Columbia Airport), AGM, 5.125%, 2025	1,500,000	1,567,530
		$3,967,890
General Obligations - General Purpose - 3.6%
Charleston County, SC, Capital Improvement Rev., 5%, 2019	$455,000	$569,924
Charleston County, SC, Capital Improvement, Transportation Sales Tax Rev., 4%, 2029	2,000,000	2,194,640
Clinton, SC, Laurens County School District, ASSD GTY, 6.125%, 2033	1,000,000	1,230,750
Commonwealth of Puerto Rico, “A”, 6%, 2038	560,000	568,730
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, 5.25%, 2033	630,000	610,854
Puerto Rico Public Buildings Authority Rev., Guaranteed, “Q”, 5.625%, 2039	1,235,000	1,224,009
Puerto Rico Public Buildings Authority Rev., Guaranteed, “S”, 6%, 2041	755,000	765,691
State of California, 5.25%, 2029	890,000	1,035,551
		$8,200,149
General Obligations - Improvement - 4.9%
Aiken County, SC, County Administration Building Project, 5%, 2025	$910,000	$1,115,150
Guam Government, “A”, 5.25%, 2037	280,000	282,265
Guam Government, “A”, 7%, 2039	50,000	55,750
South Carolina, State Highway, “A”, 5%, 2017	3,000,000	3,532,170
South Carolina, State Highway, “A”, 5%, 2018	5,150,000	6,212,445
		$11,197,780
General Obligations - Schools - 7.8%
Chesterfield County, SC, School District, 5%, 2025	$3,000,000	$3,587,790
Lexington County, SC, School District No. 1, “A”, 5%, 2019	2,120,000	2,570,267
Orangeburg County, SC, Consolidated School District, 4%, 2019	1,315,000	1,512,566
Richland County, SC, School District No. 1, N, 5%, 2014	1,255,000	1,309,693
Richland County, SC, School District No. 1, “A”, 5%, 2025	2,000,000	2,412,480
Richland County, SC, School District No. 1, “A”, 5%, 2029	3,000,000	3,548,220
York County, SC, Fort Mill School District, “A”, 3%, 2032	1,315,000	1,224,581
York County, SC, School District, 5%, 2030	1,570,000	1,637,965
		$17,803,562

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - 16.7%
Arizona Health Facilities Authority Rev. (Banner Health), “A”, 4%, 2043	$745,000	$724,729
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	400,000	466,020
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	925,000	1,064,906
Florence County, SC, Hospital Rev. (McLeod Regional Medical Center), “A”, AGM, 5.25%, 2034	1,050,000	1,096,536
Florence County, SC, Hospital Rev. (McLeod Regional Medical Center), “A”, 5%, 2037	3,000,000	3,288,810
Greenville, SC, Hospital Systems, Hospital Facilities Rev., 6%, 2020	3,400,000	4,045,218
Greenwood County, SC, Hospital Rev. (Self Regional Healthcare), 5.375%, 2039	1,000,000	1,088,090
Greenwood County, SC, Hospital Rev. (Self Regional Healthcare), “B”, 5%, 2031	2,000,000	2,223,260
Illinois Finance Authority Rev. (Edward Hospital), “A”, AMBAC, 5.5%, 2040	1,055,000	1,149,391
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 2028	550,000	621,544
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	155,000	175,310
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	480,000	572,093
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	155,000	179,867
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 2041	605,000	704,559
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 2025	465,000	539,358
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	605,000	717,246
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	865,000	1,029,878
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5.5%, 2014 (c)	250,000	264,145
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5.5%, 2014 (c)	250,000	264,145
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 2032	1,500,000	1,611,450
Lexington County, SC, Health Services District, Inc., Hospital Rev., Refunding & Improvement, 5.5%, 2013 (c)	1,000,000	1,030,530
Lexington County, SC, Health Services District, Inc., Hospital Rev., Refunding & Improvement, 5%, 2026	500,000	572,685

Portfolio of Investments – continued

Municipal Bonds - continued
Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	$465,000	$491,235
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	315,000	349,379
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	400,000	463,936
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 2039	445,000	500,509
Richmond, IN, Hospital Authority Rev. (Reid Hospital), “A”, 6.5%, 2029	585,000	657,756
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	915,000	1,146,495
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Anmed Health), “B”, ASSD GTY, 5.5%, 2038	1,500,000	1,647,720
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Palmetto Health Alliance), 6.25%, 2031	750,000	762,008
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Tuomey Health), CIFG, 5%, 2030	375,000	387,503
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Conway Hospital, Inc.), 5%, 2037	1,250,000	1,338,738
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), 5.75%, 2039	275,000	309,169
Spartanburg County, SC, Regional Health Services District, “A”, 5%, 2032	2,000,000	2,222,420
Spartanburg County, SC, Regional Health Services District, “A”, 5%, 2037	2,000,000	2,196,460
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	105,000	123,728
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	255,000	294,747
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	945,000	1,096,540
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	640,000	684,493
		$38,102,606
Healthcare Revenue - Long Term Care - 0.5%
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2047	$356,475	$230,850
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), Capital Appreciation, “B”, 0%, 2047	152,775	3,007

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
South Carolina Jobs & Economic Development Authority, Health & Facilities Rev., First Mortgage (Wesley Commons), 5.125%, 2026	$400,000	$401,076
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (Episcopal Home), “A”, 6.375%, 2032	400,000	413,048
		$1,047,981
Human Services - 0.3%
Greenville County, SC, Hospital Rev. (Chestnut Hill), “A”, 8%, 2015	$560,000	$568,837

Industrial Revenue - Chemicals - 0.4%
York County, SC, Industrial Rev. (Hoechst Celanese), 5.7%, 2024	$1,000,000	$1,000,830

Industrial Revenue - Other - 0.5%
Calhoun County, SC, Solid Waste Disposal Facilities Rev. (Carolina Eastman Co.), ETM, 6.75%, 2017 (c)	$1,000,000	$1,229,180

Industrial Revenue - Paper - 0.4%
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 6.1%, 2023	$1,000,000	$1,012,550

Miscellaneous Revenue - Entertainment & Tourism - 0.1%
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2031	$45,000	$50,767
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2036	140,000	156,153
		$206,920
Miscellaneous Revenue - Other - 0.8%
South Carolina Jobs & Economic Development Authority Rev. (Myrtle Beach Convention), “B”, NATL, 5.125%, 2018	$570,000	$570,747
South Carolina Jobs & Economic Development Authority Rev. (Myrtle Beach Convention), “B”, NATL, 5.125%, 2019	595,000	595,714
South Carolina Jobs & Economic Development Authority Rev. (Myrtle Beach Convention), “B”, NATL, 5.125%, 2020	630,000	630,674
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 2040	45,000	50,052
		$1,847,187
Multi-Family Housing Revenue - 1.0%
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5%, 2038	$1,000,000	$1,023,850
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5.1%, 2041	1,210,000	1,232,954
		$2,256,804

Portfolio of Investments – continued

Municipal Bonds - continued
Issuer	Shares/Par	Value ($)
Port Revenue - 0.1%
South Carolina Ports Authority, Ports Rev., 5.25%, 2040	$250,000	$276,253

Sales & Excise Tax Revenue - 2.4%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	$725,000	$831,060
Guam Government Business Privilege Tax Rev., “C”, 5%, 2016	185,000	211,716
Guam Government Business Privilege Tax Rev., “C”, 5%, 2017	200,000	234,326
Guam Government Business Privilege Tax Rev., “C”, 5%, 2018	190,000	225,690
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057	735,000	759,329
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	745,000	802,007
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 2040	820,000	848,167
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2040	845,000	891,560
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 2034	1,840,000	539,046
		$5,342,901
Single Family Housing - State - 2.7%
California Housing Finance Agency Rev. (Home Mortgage), “I”, 4.7%, 2026	$830,000	$834,266
South Carolina Housing, Finance & Development Authority Mortgage Rev., “A-2”, AGM, 5.2%, 2035	640,000	644,774
South Carolina Housing, Finance & Development Authority Rev., 5.55%, 2038	880,000	909,093
South Carolina Housing, Finance & Development Authority Rev., “A-2”, AGM, 5.35%, 2024	1,280,000	1,283,725
South Carolina Housing, Finance & Development Authority Rev., “A-2”, AMBAC, 5.15%, 2037	920,000	957,472
South Carolina Housing, Finance & Development Authority Rev., “C-2”, AGM, 4.6%, 2032	1,460,000	1,482,323
		$6,111,653
Solid Waste Revenue - 0.5%
Three Rivers, SC, Solid Waste Authority Rev., 5%, 2028	$1,000,000	$1,113,310

State & Local Agencies - 4.0%
Charleston, SC, Educational Excellence Finance Corp. Rev. (Charleston County School District Project), 5%, 2031	$3,720,000	$4,118,933
Greenville County, SC, School District Installment Purchase Rev., 5%, 2027	500,000	559,070
Greenville County, SC, School District Installment Purchase Rev., AGM, 5%, 2028	680,000	759,050
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 2039	290,000	344,856
North Charleston, SC, Public Facilities Corp., Installment Purchase Rev., 5%, 2035	2,000,000	2,260,080

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Virginia Public School Authority, Special Obligation Montgomery County, 5%, 2030	$910,000	$1,055,309
		$9,097,298
Tax - Other - 2.9%
Greenville County, SC, Hospitality Tax Rev., AGM, 5%, 2022	$1,025,000	$1,210,453
Greenville County, SC, Tourism Public Facilities Corp., Hospitality Tax, 4.75%, 2029	750,000	816,938
Greenville County, SC, Tourism Public Facilities Corp., Hospitality Tax, 4.75%, 2030	500,000	543,325
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	180,000	196,646
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	60,000	65,465
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5%, 2047	665,000	703,224
New Jersey Economic Development Authority Rev., 5%, 2025	215,000	245,253
New Jersey Economic Development Authority Rev., 5%, 2026	110,000	124,636
New Jersey Economic Development Authority Rev., 5%, 2028	45,000	50,343
New Jersey Economic Development Authority Rev., 5%, 2029	45,000	50,118
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 2037	160,000	183,470
Virgin Islands Public Finance Authority Rev., “A”, 5.25%, 2024	180,000	189,527
Virgin Islands Public Finance Authority Rev., “A”, 5%, 2032	2,100,000	2,311,596
		$6,690,994
Tax Assessment - 0.2%
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 2037	$425,000	$425,276

Tobacco - 2.1%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$225,000	$206,384
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	930,000	889,815
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-2”, 5.3%, 2037	840,000	769,415
Illinois Railsplitter Tobacco Settlement Authority, 5.5%, 2023	910,000	1,099,917
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	850,000	1,029,911
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	845,000	761,387
		$4,756,829
Toll Roads - 0.5%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.25%, 2032	$200,000	$213,882

Portfolio of Investments – continued

Municipal Bonds - continued
Issuer	Shares/Par	Value ($)
Toll Roads - continued
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 2037	$335,000	$382,711
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 2042	535,000	574,638
		$1,171,231
Transportation - Special Tax - 4.6%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 2026	$735,000	$769,545
Metropolitan Transportation Authority Rev., NY, Capital Appreciation, “A”, 0%, 2030	1,545,000	814,122
South Carolina Transportation Infrastructure Bank Rev., “A”, 5%, 2013	1,500,000	1,534,275
South Carolina Transportation Infrastructure Rev., “A”, 5%, 2023	2,825,000	3,427,488
South Carolina Transportation Infrastructure Rev., “A”, AMBAC, 5%, 2027	2,000,000	2,047,320
South Carolina Transportation Infrastructure Rev., “A”, AMBAC, 5%, 2033	1,645,000	1,760,709
		$10,353,459
Universities - Colleges - 7.8%
California Educational Facilities Authority Rev. (Pitzer College), “A”, 5%, 2030	$900,000	$934,596
College of Charleston, SC, Academic & Administrative Facilities Rev., “B”, SYNCORA, 5%, 2024	800,000	819,760
Educational Facilities Authority Private Non-Profit Institutions of Higher Learning (Wofford College), “A”, 5%, 2036	1,000,000	1,052,410
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	1,055,000	1,194,872
Illinois Finance Authority Rev. (University of Chicago), “A”, 5%, 2051	555,000	608,025
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 2041	200,000	230,122
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 2032	75,000	73,793
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 2042	125,000	125,309
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 2031	55,000	52,415
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 2042	30,000	29,366
South Carolina Educational Facilities Authority (Wofford College), 5.25%, 2032	1,000,000	1,061,260

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
University of California Rev., “G”, 4%, 2029	$1,155,000	$1,218,179
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 2035	1,000,000	1,112,500
University of South Carolina, Athletic Facilities Rev., “A”, 5.5%, 2038	1,000,000	1,121,420
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 2040	2,000,000	2,206,360
University of South Carolina, Higher Education Rev., “A”, 5%, 2035	2,555,000	2,869,750
University of South Carolina, Higher Education Rev., “A”, 5%, 2039	1,000,000	1,129,620
University of South Carolina, University Rev., “A”, AMBAC, 5%, 2034	1,815,000	1,821,806
		$17,661,563
Universities - Secondary Schools - 0.2%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 4.875%, 2032	$90,000	$96,773
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 2042	220,000	238,641
		$335,414
Utilities - Investor Owned - 1.9%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	$800,000	$983,136
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	150,000	171,135
South Carolina Jobs-Economic Development Authority Industrial Rev. (Electric & Gas Co. Project), 4%, 2028	3,000,000	3,213,990
		$4,368,261
Utilities - Municipal Owned - 8.3%
Easley, SC, Utility Rev., AGM, 5.25%, 2031	$2,500,000	$2,771,525
Easley, SC, Utility Rev., ASSD GTY, 5%, 2034	2,325,000	2,606,767
Greenwood, SC, Combined Public Utility, Refunding & Improvement Systems, NATL, 5%, 2021	175,000	179,058
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 2021	2,700,000	3,481,299
Piedmont, SC, Municipal Power Agency, “C”, AGM, 5%, 2030	1,000,000	1,132,580
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 2027	530,000	516,782
South Carolina Public Service Authority Rev. (Santee Cooper), “B”, 5%, 2033	1,000,000	1,131,400
South Carolina Public Service Authority Rev. (Santee Cooper), “E”, 5%, 2040	2,000,000	2,230,860
South Carolina Public Service Authority Rev., “A”, 5.5%, 2038	2,500,000	2,877,250
South Carolina Public Service Authority, “A”, AMBAC, 5%, 2034	2,000,000	2,057,480
		$18,985,001

Portfolio of Investments – continued

Municipal Bonds - continued
Issuer	Shares/Par	Value ($)
Utilities - Other - 1.2%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	$685,000	$929,024
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 2028	130,000	163,375
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	270,000	313,767
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	290,000	337,206
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	570,000	660,106
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2021	330,000	374,989
		$2,778,467
Water & Sewer Utility Revenue - 18.5%
Charleston, SC, Waterworks & Sewer Rev., 5%, 2024	$2,995,000	$3,688,133
Charleston, SC, Waterworks & Sewer Rev., 5%, 2023	2,000,000	2,486,360
Charleston, SC, Waterworks & Sewer Rev., 5%, 2033	3,000,000	3,513,720
Charleston, SC, Waterworks & Sewer Rev., Capital Improvement, 5%, 2035	1,000,000	1,142,450
Columbia, SC, Waterworks & Sewer Systems Rev., AGM, 5%, 2029	1,020,000	1,106,333
Columbia, SC, Waterworks & Sewer Systems Rev., 5%, 2030	1,000,000	1,185,590
Columbia, SC, Waterworks & Sewer Systems Rev., “A”, 5%, 2025	580,000	692,955
Columbia, SC, Waterworks & Sewer Systems Rev., “A”, 5%, 2036	3,000,000	3,417,960
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	2,000,000	2,009,580
Dorchester County, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 2029	1,000,000	1,102,330
Grand Strand, SC, Waterworks & Sewer Systems Rev., “A”, 5%, 2041	3,000,000	3,426,690
Greenville, SC, Renewable Water Resource Sewer Systems Rev., “A”, 5%, 2024	1,000,000	1,165,710

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Greenwood, SC, Sewer Systems Rev., AGM, 5%, 2030	$1,000,000	$1,125,410
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	315,000	329,345
Laurens County, SC, Water & Sewer Commission, Waterworks District (Rabon Creek), “A”, 5%, 2032	1,405,000	1,530,691
Lexington, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 2039	2,000,000	2,284,640
Myrtle Beach, SC, Water & Sewer Authority Rev., AGM, 4.5%, 2028	1,770,000	1,902,077
Rock Hill, SC, Utility Systems Rev., Refunding & Improvement, “B”, N, 5%, 2039	2,500,000	2,805,050
Rock Hill, SC, Utility Systems Rev., Refunding & Improvement, “B”, N, 4%, 2042	750,000	757,208
Spartanburg, SC, Water & Sewer Authority Rev., “B”, NATL, 5.25%, 2030	1,250,000	1,289,925
Spartanburg, SC, Waterworks Rev., ASSD GTY, 5%, 2039	2,000,000	2,223,400
Spartanburg, SC, Waterworks Rev., “A”, AGM, 5%, 2017	2,040,000	2,389,942
Sumter, SC, Waterworks & Sewer Systems Rev., SYNCORA, 5%, 2025	540,000	610,713
		$42,186,212
Total Municipal Bonds (Identified Cost, $206,657,951)		$220,096,398

Money Market Funds - 3.5%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	7,947,671	$7,947,671
Total Investments (Identified Cost, $214,605,622)		$228,044,069

Other Assets, Less Liabilities - (0.1)%		(253,442)
Net Assets - 100.0%		$227,790,627

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/13

MFS TENNESSEE MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.8%

Issuer	Shares/Par	Value ($)
Airport Revenue - 1.9%
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 2027	$70,000	$79,119
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 2028	70,000	78,752
Denver, CO, City & County Airport Systems Rev., “B”, 5%, 2032	140,000	158,606
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “A”, ASSD GTY, 5%, 2039	1,000,000	1,148,960
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “D”, 5%, 2025	1,000,000	1,160,120
		$2,625,557
General Obligations - General Purpose - 17.2%
Chattanooga, TN, “B”, 4%, 2026	$1,270,000	$1,422,197
Commonwealth of Puerto Rico, “A”, 5.375%, 2033	270,000	269,152
Commonwealth of Puerto Rico, “A”, 6%, 2038	455,000	462,093
Johnson City, TN, 5%, 2031	1,000,000	1,139,450
Metropolitan Government of Nashville & Davidson County, TN, 5%, 2021	2,000,000	2,448,020
Metropolitan Government of Nashville & Davidson County, TN, 5%, 2028	2,000,000	2,382,040
Metropolitan Government of Nashville & Davidson County, TN, “A”, 5%, 2019	1,500,000	1,834,830
Morristown, TN, 4%, 2026	1,235,000	1,350,250
Pigeon Forge, TN, Industrial Development Board, Public Facilities, 5%, 2034	1,000,000	1,135,260
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, 5.25%, 2033	480,000	465,413
Puerto Rico Public Buildings Authority Rev., Guaranteed, “L”, 5.5%, 2021	1,000,000	1,044,210
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2031	525,000	575,678
Shelby County, TN, “A”, 5%, 2028	2,000,000	2,395,400
State of California, 5.25%, 2029	535,000	622,494
State of California, 5.125%, 2033	525,000	589,591
State of Tennessee, “A”, 5%, 2022	1,500,000	1,910,430
State of Tennessee, “A”, 5%, 2029	1,500,000	1,794,270
Sumner County, TN, 5%, 2021	1,300,000	1,635,738
		$23,476,516
General Obligations - Improvement - 2.9%
Bartlett, TN, 3%, 2020	$625,000	$691,444
Bartlett, TN, 3%, 2020	250,000	276,578
Guam Government, “A”, 5.25%, 2037	215,000	216,739
Montgomery County, TN, 4%, 2025	600,000	674,664
Williamson County, TN, “A”, 4%, 2022	780,000	931,757
Williamson County, TN, School District, “A”, 4%, 2019	1,015,000	1,193,813
		$3,984,995

Issuer	Shares/Par	Value ($)
General Obligations - Schools - 1.2%
Clovis, CA, Unified School District (Election of 2004), Capital Appreciation, “A”, 0%, 2027	$1,260,000	$709,380
Williamson County, TN, School District, 5%, 2026	740,000	989,920
		$1,699,300
Healthcare Revenue - Hospitals - 17.7%
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.25%, 2032	$280,000	$290,993
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “D”, 6.25%, 2033	1,000,000	1,202,210
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	295,000	343,690
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	680,000	782,850
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	125,000	141,379
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	405,000	482,703
Jackson, TN, Hospital Rev. (Jackson-Madison Project), 5.625%, 2038	1,000,000	1,093,250
Johnson City, TN, Health & Education Financing Authority Rev. (Johnson City Medical Center Hospital), ETM, NATL, 5%, 2018 (c)	225,000	225,486
Johnson City, TN, Health & Educational Facilities Board, Hospital Rev. (Mountain States Health Alliance), “A”, 5.5%, 2031	400,000	427,860
Johnson City, TN, Health & Educational Facilities Board, Hospital Rev. (Mountain States Health Alliance), “A”, 5.5%, 2036	600,000	636,090
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	790,000	936,569
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	265,000	315,512
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Covenant Health), Capital Appreciation, “A”, 0%, 2036	2,000,000	650,180
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Covenant Health), Capital Appreciation, “A”, AGM, 0%, 2041	900,000	238,887
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Fort Sanders), NATL, 5.75%, 2014	3,250,000	3,378,083
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (University Health Systems, Inc.), 5.25%, 2036	1,000,000	1,052,510

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	$675,000	$713,083
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	190,000	210,737
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 2030	85,000	98,864
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	510,000	591,518
Rutherford County, TN, Health & Educational Facilities Board Rev. (Ascencion Health Senior Credit Group), “C”, 5%, 2047	1,000,000	1,101,330
Rutherford County, TN, Health & Educational Facilities Board Rev. (Ascension Health Senior Credit Group), “C”, 5%, 2040	1,500,000	1,633,665
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Healthcare), “B”, AGM, 5.25%, 2027	1,500,000	1,628,025
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Le Bonheur Healthcare), 5%, 2042	1,000,000	1,097,010
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (St. Jude Children’s Research Hospital), 5%, 2031	500,000	546,055
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (St. Jude Children’s Research Hospital), 5%, 2036	1,250,000	1,360,612
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 2039	170,000	201,203
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), “C”, 5.25%, 2036	635,000	674,199
Sumner County, TN, Health, Educational & Housing Facilities Board Rev. (Sumner Regional Health Systems, Inc.), “A”, 5.5%, 2046 (a)(d)	1,000,000	2,490
Wisconsin Health & Educational Facilities Authority Rev. (Mercy Alliance), 5%, 2039	580,000	619,504
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	785,000	910,883
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	535,000	572,193
		$24,159,623
Healthcare Revenue - Long Term Care - 2.1%
Blount County, TN, Health & Educational Facilities Board Rev. (Asbury, Inc.), “A”, 5.125%, 2023	$465,000	$481,010
Johnson City, TN, Health & Educational Facilities Board Rev. (Appalachian Christian Village Project), “A”, 5%, 2043	1,000,000	1,015,520

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board Rev. (The Blakeford at Green Hills), 5%, 2037	$1,000,000	$1,052,870
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Germantown Village), “A”, 7.25%, 2034	250,000	261,243
		$2,810,643
Industrial Revenue - Other - 0.2%
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 2035	$255,000	$298,233

Miscellaneous Revenue - Entertainment & Tourism - 2.1%
Memphis-Shelby County, TN, Sports Authority, Inc. Rev., “B”, 5.375%, 2029	$2,500,000	$2,840,800

Miscellaneous Revenue - Other - 2.0%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Jackson Lab), 5.75%, 2037	$1,000,000	$1,140,210
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 2017	525,000	527,315
Metropolitan Nashville Airport Authority, Special Facilities Rev. (Aero Nashville LLC Project), 5.2%, 2026	960,000	1,059,898
		$2,727,423
Multi-Family Housing Revenue - 1.1%
Knoxville, TN, Community Development Corp., 5%, 2024	$1,000,000	$1,038,170
Metropolitan Government of Nashville & Davidson County, TN, Health, Educational & Housing Facilities Board Rev. (Herman Street), FHA, 7.25%, 2032	485,000	474,631
		$1,512,801
Sales & Excise Tax Revenue - 2.9%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 2030	$480,000	$577,661
Colorado Regional Transportation District, Sales Tax Rev. (Fastracks Project), “A”, 5%, 2027	485,000	579,032
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 2036	300,000	334,452
Guam Government Business Privilege Tax Rev., “C”, 5%, 2016	105,000	120,163
Guam Government Business Privilege Tax Rev., “C”, 5%, 2017	120,000	140,596
Guam Government Business Privilege Tax Rev., “C”, 5%, 2018	115,000	136,602
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “B”, 5%, 2035	810,000	927,879
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057	525,000	542,377

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 2056	$7,755,000	$536,646
		$3,895,408
Single Family Housing - State - 5.5%
Tennessee Housing Development Agency Rev., Homeownership Program, 5%, 2026	$1,255,000	$1,281,669
Tennessee Housing Development Agency Rev., Homeownership Program, 5%, 2029	855,000	901,657
Tennessee Housing Development Agency Rev., Homeownership Program, 5.25%, 2034	80,000	80,602
Tennessee Housing Development Agency Rev., Homeownership Program, 5.45%, 2038	1,310,000	1,385,639
Tennessee Housing Development Agency Rev., Homeownership Program, “2”, 4.55%, 2024	1,470,000	1,542,897
Tennessee Housing Development Agency Rev., Homeownership Program, “2-C”, 3.1%, 2028	660,000	650,496
Tennessee Housing Development Agency Rev., Homeownership Program, “2-C”, 3.3%, 2031	1,000,000	980,180
Tennessee Housing Development Agency Rev., Mortgage Finance, 5.2%, 2023	680,000	683,012
		$7,506,152
State & Agency - Other - 0.8%
Hardeman County, TN, Industrial Development Board Rev., “B”, ASSD GTY, 5%, 2040	$1,000,000	$1,074,620

State & Local Agencies - 5.5%
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 2020	$700,000	$834,736
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 2024	1,000,000	1,174,370
Tennessee School Bond Authority, “A”, 4%, 2042	1,000,000	1,047,300
Tennessee School Bond Authority, “B”, 5.125%, 2033	2,000,000	2,265,180
Tennessee School Bond Authority, “C”, AGM, 5%, 2032	2,000,000	2,237,960
		$7,559,546
Tax - Other - 1.2%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$150,000	$163,872
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	50,000	54,555
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5%, 2047	425,000	449,429
New Jersey Economic Development Authority Rev., 5%, 2025	125,000	142,589
New Jersey Economic Development Authority Rev., 5%, 2026	65,000	73,648
New Jersey Economic Development Authority Rev., 5%, 2028	25,000	27,968

Issuer	Shares/Par	Value ($)
Tax - Other - continued
New Jersey Economic Development Authority Rev., 5%, 2029	$25,000	$27,843
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	625,000	684,175
		$1,624,079
Tobacco - 1.4%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$185,000	$169,693
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	200,000	242,332
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023	370,000	369,082
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	410,000	369,430
Tobacco Settlement Financing Corp., 5%, 2031	750,000	702,382
		$1,852,919
Toll Roads - 0.5%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.25%, 2032	$120,000	$128,329
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 2037	200,000	228,484
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 2042	320,000	343,709
		$700,522
Transportation - Special Tax - 0.8%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 2028	$600,000	$666,330
Metropolitan Transportation Authority Rev., NY, Capital Appreciation, “A”, 0%, 2030	930,000	490,054
		$1,156,384
Universities - Colleges - 8.2%
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.625%, 2039	$500,000	$564,060
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 2040	250,000	278,798
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 2032	15,000	16,313
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5.25%, 2042	140,000	153,555
Franklin County, TN, Health & Educational Facilities Board Rev. (University of the South), 4%, 2023	1,000,000	1,099,590
Franklin County, TN, Health & Educational Facilities Board Rev. (University of the South), 3%, 2026	1,000,000	967,680

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	$835,000	$945,704
Illinois Finance Authority Rev. (University of Chicago), “A”, 5%, 2051	335,000	367,006
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 2036	370,000	423,669
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board, 5%, 2034	2,500,000	2,832,450
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board (Belmont University), 5%, 2029	515,000	576,661
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board (Belmont University), 5%, 2030	600,000	669,474
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilties Board (Vanderbilt University), “D”, 5%, 2030	850,000	1,008,074
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilties Board (Vanderbilt University), “D”, 4%, 2031	1,100,000	1,187,461
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 2041	120,000	138,073
		$11,228,568
Universities - Dormitories - 0.9%
Oregon Facilities Authority, Student Housing Rev. (Southern Oregon University), ASSD GTY, 5%, 2044	$40,000	$43,547
Shelby County, TN, Health Educational & Housing Facilities Board Rev. (Rhodes College), 5.5%, 2040	1,000,000	1,170,920
		$1,214,467
Universities - Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 4.875%, 2032	$55,000	$59,139
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 2042	130,000	141,015
		$200,154
Utilities - Municipal Owned - 7.4%
Chattanooga, TN, Electric Rev., “A”, 5%, 2033	$3,000,000	$3,369,630
Citizens Gas Utility District, TN, Gas Rev., 5%, 2035	1,000,000	1,078,620
Clarksville, TN, Electric System Rev., “A”, 5%, 2034	1,250,000	1,420,325
Guam Power Authority Rev., “A”, AGM, 5%, 2025	75,000	86,177
Guam Power Authority Rev., “A”, AGM, 5%, 2026	60,000	68,572
Guam Power Authority Rev., “A”, AGM, 5%, 2027	25,000	28,440
Guam Power Authority Rev., “A”, 5.5%, 2030	300,000	333,816
Guam Power Authority Rev., “A”, 5%, 2034	75,000	80,876
Johnson City, TN, Electric Rev., AGM, 5%, 2029	1,000,000	1,145,190

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	$195,000	$232,651
Metropolitan Government of Nashville & Davidson County, TN, Electrical Rev., “A”, AMBAC, 5%, 2029	1,000,000	1,041,210
Metropolitan Government of Nashville & Davidson County, TN, Electrical Rev., “A”, 5%, 2036	1,000,000	1,153,220
		$10,038,727
Utilities - Other - 1.4%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	$225,000	$261,472
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	115,000	133,720
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2023	85,000	98,688
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	1,200,000	1,389,696
		$1,883,576
Water & Sewer Utility Revenue - 11.8%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	$1,000,000	$1,004,790
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2041	460,000	520,154
Harpeth Valley, TN, Utilities District, Davidson & Williamson Counties Rev., FGIC, 5.25%, 2037	1,000,000	1,123,050
Harpeth Valley, TN, Utilities District, Davidson & Williamson Counties Rev., “A”, 5%, 2040	1,000,000	1,140,890
Hendersonville, TN, Utility District Waterworks & Sewer Rev., AGM, 5%, 2031	1,000,000	1,101,510
Knox County, TN, Water & Sewer Rev., Hallsdale-Powell Utility District, 4%, 2031	1,000,000	1,070,170
Knox County, TN, Water & Sewer Rev., Hallsdale-Powell Utility District, 4%, 2034	1,000,000	1,054,890
Knoxville, TN, Electrical System Rev., “BB”, 3%, 2042	1,475,000	1,280,123
Knoxville, TN, Waste Water System Rev., “A”, NATL, 5%, 2037	2,620,000	2,861,931
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Rev., “A”, AGM, 5.25%, 2022	1,365,000	1,734,287
Rutherford County, TN, Consolidated Utility District Waterworks Rev., 5%, 2027	770,000	807,807
South Blount County, TN, Utility District Waterworks Rev., AGM, 5%, 2033	2,140,000	2,417,280
		$16,116,882
Total Municipal Bonds (Identified Cost, $123,569,420)		$132,187,895

Portfolio of Investments – continued

Money Market Funds - 3.9%

Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	5,367,445	$5,367,445
Total Investments (Identified Cost, $128,936,865)		$137,555,340

Other Assets, Less Liabilities - (0.7)%		(917,398)
Net Assets - 100.0%		$136,637,942

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/13

MFS VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 99.2%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.9%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 2035	$855,000	$987,294
Metropolitan Washington, DC, Airport Authority Rev., 5.375%, 2028	1,500,000	1,684,065
Metropolitan Washington, DC, Airport Authority Rev., “A”, FGIC, 5.125%, 2024	1,000,000	1,016,290
Metropolitan Washington, DC, Airport Authority Rev., “A”, FGIC, 5%, 2025	705,000	715,455
Metropolitan Washington, DC, Airport Authority Rev., “A”, AGM, 5%, 2032	1,455,000	1,553,853
Metropolitan Washington, DC, Airport Authority Rev., “A”, NATL, 5%, 2035	3,000,000	3,167,610
Norfolk, VA, Airport Authority Rev., AGM, 5%, 2023	2,000,000	2,290,160
Norfolk, VA, Airport Authority Rev., AGM, 5%, 2024	1,000,000	1,134,910
Sacramento County, CA, Airport Systems Rev., 5%, 2040	1,060,000	1,167,325
Virginia Resources Authority, Airport Rev., “B”, 5.125%, 2027	720,000	720,929
		$14,437,891
General Obligations - General Purpose - 5.1%
Chesapeake, VA, “B”, 5%, 2019	$550,000	$668,289
Chesapeake, VA, “B”, 5%, 2023	1,930,000	2,342,885
Commonwealth of Puerto Rico, “A”, 6%, 2038	1,070,000	1,086,681
Isle Wight County, VA, “A”, 4%, 2020	1,045,000	1,205,104
Newport News, VA, Economic Development, “A”, 5%, 2030	1,345,000	1,577,308
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2031	920,000	1,008,808
Puerto Rico Public Buildings Authority Rev., Guaranteed, “Q”, 5.625%, 2039	1,565,000	1,551,072
Roanoke, VA, Public Improvement Rev., “A”, 5%, 2018	2,450,000	2,947,938
Roanoke, VA, Public Improvement Rev., “A”, 5%, 2033	1,335,000	1,589,224
Stafford County, VA, Industrial Development Authority Rev., “B”, NATL, 5%, 2034	3,060,000	3,119,701
State of California, 5.25%, 2029	1,595,000	1,855,846
		$18,952,856
General Obligations - Improvement - 3.5%
Arlington County, VA, “A”, 5%, 2026	$1,000,000	$1,231,140
Guam Government, “A”, 6.75%, 2029	925,000	1,034,492
Guam Government, “A”, 5.25%, 2037	540,000	544,369
Guam Government, “A”, 7%, 2039	110,000	122,649
Loudoun County, VA, “B”, 5%, 2018	5,500,000	6,703,950
Lynchburg, VA, Public Improvement, 5%, 2023	1,000,000	1,197,950
Prince William County, VA, Public Improvement, “A”, 5%, 2026	1,000,000	1,289,740

Issuer	Shares/Par	Value ($)
General Obligations - Improvement - continued
Prince William County, VA, Public Improvement, “A”, 5%, 2028	$800,000	$1,036,704
		$13,160,994
General Obligations - Schools - 0.8%
Norfolk, VA, Capital Improvement, “C”, 5%, 2042	$2,825,000	$3,172,701

Healthcare Revenue - Hospitals - 15.3%
Arizona Health Facilities Authority Rev. (Banner Health), “A”, 4%, 2043	$1,235,000	$1,201,396
Arlington County, VA, Industrial Development Authority, Hospital Facility Rev. (Virginia Hospital Center Arlington Health Systems), 5%, 2031	2,000,000	2,138,860
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.25%, 2032	830,000	862,586
Charlotte County, VA, Industrial Development Authority Rev. (Halifax Hospital), 5%, 2037	1,000,000	1,045,800
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health Systems), 4%, 2042	3,000,000	3,022,740
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health Systems), “A”, 5.5%, 2029	1,000,000	1,058,620
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health Systems), “A”, 5.5%, 2035	1,500,000	1,700,910
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health Systems), “C”, 5%, 2025	500,000	574,455
Fauquier County, VA, Industrial Development Authority, Hospital Rev., 5.25%, 2037	2,000,000	2,139,240
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Medicorp Health System), 5.25%, 2019	1,125,000	1,315,001
Fredericksburg, VA, Industrial Development Rev. (Medicorp Health Systems), “B”, 5.125%, 2033	750,000	750,443
Henrico County, VA, Economic Development Authority Rev. (Bon Secours Health Systems, Inc.), “B-2”, AGM, 5.25%, 2042	1,750,000	1,898,873
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), NATL, 6.25%, 2020	1,500,000	1,752,030
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	970,000	1,156,104
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	375,000	435,161
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 2041	1,110,000	1,292,662

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	$1,635,000	$1,727,247
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	550,000	610,027
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	200,000	227,048
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	635,000	736,498
Ohio Higher Educational Facility Commission (University Hospital Health System), “A”, 6.75%, 2015 (c)	1,315,000	1,464,476
Prince William County, VA, Industrial Development Authority, Hospital Rev. (Potomac Hospital Corp.), 5.2%, 2026	1,000,000	1,044,370
Roanoke, VA, Economic Development Authority, Hospital Rev. (Carilion Medical Center), 5%, 2033	2,385,000	2,563,064
Roanoke, VA, Industrial Development Authority, Hospital Rev. (Carilion Health Systems), “B”, 5%, 2020 (c)	45,000	56,263
Roanoke, VA, Industrial Development Authority, Hospital Rev. (Carilion Health Systems), “B”, N, 5%, 2038	2,955,000	3,139,067
Roanoke, VA, Industrial Development Authority, Hospital Rev. (Roanoke Memorial Hospital), “B”, ETM, NATL, 6.125%, 2017 (c)	3,000,000	3,377,640
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	1,805,000	2,261,665
Virginia Small Business Financing Authority, Healthcare Facility Rev. (Sentra Healthcare), 5%, 2040	4,000,000	4,370,560
Virginia Small Business Financing Authority, Hospital Rev. (Wellmont Health Project), ‘‘A’’, 5.25%, 2037	2,000,000	2,141,000
Washington County, VA, Industrial Development Authority, Hospital Facilities Rev. (Mountain States Health Alliance), “C”, 7.5%, 2029	1,400,000	1,754,438
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	220,000	259,239
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	530,000	612,611
Winchester, VA, Industrial Development Authority, Hospital Rev. (Valley Health Systems), “E”, 5.75%, 2039	3,000,000	3,174,810
Wisconsin Health & Educational Facilities Authority Rev. (Mercy Alliance), 5%, 2039	1,715,000	1,831,809
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2039	1,880,000	2,181,477

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2031	$1,280,000	$1,368,986
		$57,247,176
Healthcare Revenue - Long Term Care - 1.8%
Albemarle County, VA, Economic Development Authority, Residential Care Facilities Rev. (Westminster-Canterbury Blue Ridge), “A”, 5%, 2042	$1,000,000	$999,920
Chesterfield County, VA, Health Center Commission Residential Care Facility, 6.25%, 2038	750,000	728,483
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 2024	395,000	425,972
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 2025	385,000	412,435
James City County, VA, Economic Development (WindsorMeade Project), “A”, 5.5%, 2037 (a)	1,000,000	550,000
Lexington, VA, Industrial Development Authority Residential Care Facilities (Kendal at Lexington), “A”, 5.5%, 2037	1,000,000	1,011,700
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6.125%, 2035	1,240,000	1,246,076
Suffolk, VA, Industrial Development Authority, Retirement Facilities Rev. (Lake Prince Center, Inc.), 5.3%, 2031	750,000	763,995
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	175,000	209,022
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	265,000	314,664
		$6,662,267
Industrial Revenue - Environmental Services - 0.5%
Henrico County, VA, Industrial Development Authority Rev. (Browning Ferris, Inc.), 5.45%, 2014	$1,750,000	$1,792,228

Industrial Revenue - Other - 0.8%
Loudoun County, VA, Industrial Development Authority Rev. (Dulles Airport Marriott Hotel), 7.125%, 2015	$2,000,000	$2,005,280
Peninsula Ports Authority, VA, Coal Terminal Rev. (Dominion Terminal Associates), 6%, 2033	1,000,000	1,011,040
		$3,016,320
Industrial Revenue - Paper - 0.0%
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 2019 (a)(d)	$1,750,000	$175

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - 0.0%
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 2040	$80,000	$88,982

Multi-Family Housing Revenue - 4.5%
Arlington County, VA, Industrial Development Authority Rev. (Colonial Village), FNMA, 5.15%, 2031	$2,885,000	$2,905,310
Virginia Housing Development Authority Rev., “C”, 5.625%, 2038	1,355,000	1,399,376
Virginia Housing Development Authority Rev., “D”, 4.6%, 2033	1,000,000	1,015,130
Virginia Housing Development Authority Rev., Rental Housing, “B”, 5.5%, 2030	1,450,000	1,617,910
Virginia Housing Development Authority Rev., Rental Housing, “B”, 5%, 2045	3,050,000	3,201,158
Virginia Housing Development Authority Rev., Rental Housing, “E”, 4.8%, 2039	3,000,000	3,136,230
Virginia Housing Development Authority Rev., Rental Housing, “F”, 4.8%, 2037	1,330,000	1,394,199
Virginia Housing Development Authority Rev., Rental Housing, “F”, 5%, 2045	2,125,000	2,224,450
		$16,893,763
Parking - 0.4%
Norfolk, VA, Parking Systems Rev., NATL, 5%, 2020	$1,630,000	$1,632,494

Port Revenue - 1.1%
Virginia Port Authority Facilities Rev., FGIC, 5%, 2036	$1,000,000	$1,001,730
Virginia Port Authority Facilities Rev., 5%, 2040	3,000,000	3,273,150
		$4,274,880
Sales & Excise Tax Revenue - 1.7%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2041	$1,320,000	$1,513,103
Guam Government Business Privilege Tax Rev., “B-1”, 5%, 2037	625,000	682,750
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, FGIC, 5.5%, 2022	1,445,000	1,526,325
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2019 (c)	40,000	50,813
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	1,430,000	1,545,473
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 2034	3,795,000	1,111,783
		$6,430,247
Single Family Housing - State - 5.2%
California Housing Finance Agency Rev. (Home Mortgage), “I”, 4.7%, 2026	$1,370,000	$1,377,042
Virginia Housing Development Authority Commonwealth, 5.1%, 2035	2,000,000	2,067,620
Virginia Housing Development Authority Commonwealth, “A”, 5%, 2031	2,000,000	2,016,020

Issuer	Shares/Par	Value ($)
Single Family Housing - State - continued
Virginia Housing Development Authority Commonwealth, “B”, 4.75%, 2032	$2,000,000	$2,037,180
Virginia Housing Development Authority Commonwealth, “C”, 4.4%, 2022	1,270,000	1,281,392
Virginia Housing Development Authority Commonwealth, “C”, 4.66%, 2027	1,285,000	1,296,706
Virginia Housing Development Authority Commonwealth, “C”, 4.625%, 2027	2,630,000	2,652,434
Virginia Housing Development Authority Commonwealth, “C”, 4.75%, 2032	1,795,000	1,813,130
Virginia Housing Development Authority Rev., Rental Housing, “F”, 5.1%, 2041	3,770,000	4,006,417
Virginia Housing Development Authority, Commonwealth Mortgage, “A-5”, 4.4%, 2015	1,000,000	1,023,240
		$19,571,181
State & Agency - Other - 1.6%
Fairfax County, VA, “A”, 5%, 2019	$4,000,000	$4,915,600
Fairfax County, VA, “B”, 4%, 2022	1,000,000	1,181,650
		$6,097,250
State & Local Agencies - 13.8%
Caroline County, VA, Industrial Development Authority Lease Rev., AMBAC, 5.125%, 2034	$1,000,000	$1,007,390
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.942%, 2037	1,915,000	1,396,150
Dinwiddie County, VA, Industrial Development Authority Lease Rev., “B”, NATL, 5%, 2030	2,500,000	2,602,950
Fairfax County, VA, Economic Development Authority (Fairfax Public Improvement Project), 5%, 2030	1,000,000	1,082,590
Fairfax County, VA, Economic Development Authority Rev. (U.S. Route 28), NATL, 5%, 2029	1,000,000	1,047,250
Fairfax County, VA, Economic Development Authority Transportation District Improvement Rev. (Silver Line Phase I Project), 5%, 2037	2,500,000	2,763,525
Front Royal & Warren County, VA, Industrial Development Authority Lease Rev., School & Capital Improvement, “B”, AGM, 5%, 2035 (c)	2,875,000	3,010,844
King George County, VA, Industrial Development Authority Lease Rev., AGM, 5%, 2036 (c)	2,000,000	2,086,580
Manassas Park, VA, Economic Development Authority Lease Rev., “A”, 6%, 2035	1,000,000	1,076,760
Montgomery County, VA, Industrial Development Authority (Public Facilities Project), 5%, 2029	500,000	549,330
Powhatan County, VA, 5%, 2032	2,500,000	2,852,475
Southwest Virginia Regional Jail Authority Rev., NATL, 5%, 2035	1,720,000	1,724,403
Stafford County, VA, Economic Development Authority Lease Rev., ASSD GTY, 5%, 2033	3,000,000	3,248,850
Virginia Beach, VA, Development Authority Facility Rev., “A”, 4%, 2030	905,000	956,241
Virginia College Building Authority, Educational Facilities Rev., 5%, 2023	2,140,000	2,671,191

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Virginia College Building Authority, Educational Facilities Rev. (21st Century College & Equipment), “A”, 5%, 2029	$1,500,000	$1,706,505
Virginia College Building Authority, Educational Facilities Rev. (21st Century College & Equipment), “B”, 4%, 2024	3,000,000	3,364,500
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), “A”, 5%, 2027	3,000,000	3,540,750
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), “A”, 4.5%, 2028	3,000,000	3,358,290
Virginia Public Building Authority, Public Facilities Rev., “B”, 5.25%, 2028	1,000,000	1,162,350
Virginia Public Building Authority, Public Facilities Rev., “B”, 5%, 2029	1,050,000	1,229,519
Virginia Public Building Authority, Public Facilities Rev., “B-3”, 4%, 2021	1,000,000	1,161,020
Virginia Public School Authority (1997 Resolution), “A”, 5%, 2019	1,175,000	1,438,247
Virginia Public School Authority (1997 Resolution), “A”, 5%, 2030	1,000,000	1,147,650
Virginia Public School Authority, Special Obligation Montgomery County, 5%, 2030	1,670,000	1,936,666
Virginia Small Business Financing Authority Rev. (95 Express Lanes LLC), 5%, 2022	3,000,000	3,762,300
		$51,884,326
Tax - Other - 1.5%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$365,000	$398,755
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	120,000	130,931
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5%, 2047	1,265,000	1,337,712
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 2029	830,000	950,981
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	250,000	271,615
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2039	285,000	298,831
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	250,000	275,890
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	1,645,000	1,800,749
		$5,465,464
Tobacco - 1.7%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	$175,000	$167,438
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	1,575,000	1,908,365
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023	1,050,000	1,047,396
Tobacco Settlement Financing Corp., 5.625%, 2015 (c)	1,000,000	1,111,390

Issuer	Shares/Par	Value ($)
Tobacco - continued
Virgin Islands Tobacco Settlement Financing Corp., 5%, 2021	$340,000	$340,071
Virginia Tobacco Settlement Financing Corp., “B-1”, 5%, 2047	2,000,000	1,687,980
		$6,262,640
Toll Roads - 1.8%
Chesapeake, VA, Toll Road Rev. (Transportation System), “A”, 5%, 2047	$2,000,000	$2,106,100
Virginia Small Business Financing Authority Rev. (95 Express Lanes LLC), 5%, 2034	2,500,000	2,593,025
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.25%, 2032	340,000	363,599
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 2037	565,000	645,467
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 2042	905,000	972,051
		$6,680,242
Transportation - Special Tax - 4.6%
Commonwealth of Virginia, Transportation Board Rev., “A”, 4%, 2026	$4,000,000	$4,380,960
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 2019	2,200,000	2,679,996
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 2020	1,635,000	2,019,879
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 2025	3,000,000	3,589,170
Virginia Port Authority, Port Fund Rev., 5%, 2032	1,200,000	1,375,356
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.25%, 2029	1,485,000	1,687,495
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.125%, 2032	1,365,000	1,524,050
		$17,256,906
Universities - Colleges - 7.8%
Amherst, VA, Industrial Development Authority Rev. (Educational Facilities Sweet Briar), 5%, 2026	$1,770,000	$1,858,695
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 2032	45,000	48,938
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5.25%, 2042	405,000	444,212
Illinois Finance Authority Rev. (Roosevelt University Project), 6.5%, 2039	2,130,000	2,412,395
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 2030	615,000	678,517
Prince William County, VA, Industrial Development Authority Rev. (George Mason University Foundation Prince William Life Sciences Lab), 5.5%, 2034	1,000,000	1,125,210

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
University of California Rev., “G”, 4%, 2029	$1,170,000	$1,233,999
University of Virginia (University Rev.), 5%, 2025	3,760,000	4,603,142
University of Virginia (University Rev.), “B”, 5%, 2013 (c)	2,255,000	2,272,566
University of Virginia (University Rev.), “B”, 5%, 2027	435,000	438,389
Virginia College Building Authority, Educational Facilities Rev. (Regent University), 5%, 2026	2,000,000	2,119,700
Virginia College Building Authority, Educational Facilities Rev. (Richmond University), 4%, 2042	5,000,000	5,169,550
Virginia College Building Authority, Educational Facilities Rev. (Richmond University), “A”, 5%, 2021	2,115,000	2,610,185
Virginia College Building Authority, Educational Facilities Rev. (Roanoke College), 4.5%, 2037	2,180,000	2,236,048
Virginia College Building Authority, Educational Facilities Rev. (Washington & Lee University), NATL, 5.25%, 2031	1,000,000	1,276,210
Virginia Small Business Financing Authority, Educational Facilities Rev. (Roanoke College), 5.5%, 2033	500,000	552,100
		$29,079,856
Universities - Dormitories - 0.0%
Oregon Facilities Authority, Student Housing Rev. (Southern Oregon University), ASSD GTY, 5%, 2044	$120,000	$130,642

Universities - Secondary Schools - 0.6%
Alexandria, VA, Industrial Development Authority, Educational Facilities Rev. (Episcopal High School), “A”, 5%, 2040	$1,900,000	$2,097,410

Utilities - Investor Owned - 0.8%
Halifax County, VA, Industrial Development Authority (Old Dominion Electric Cooperative), AMBAC, 5.625%, 2028	$3,000,000	$3,048,480

Utilities - Municipal Owned - 1.3%
Bristol, VA, Utility Systems Rev., ETM, AGM, 5.75%, 2016 (c)	$240,000	$280,550
Guam Power Authority Rev., “A”, 5.5%, 2030	785,000	873,485
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 2033	470,000	560,748
Puerto Rico Electric Power Authority, Power Rev., “WW”, 5.5%, 2038	2,000,000	1,999,820
Richmond, VA, Public Utilities Rev., AGM, 5%, 2035	1,000,000	1,066,280
		$4,780,883
Utilities - Other - 1.3%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	$945,000	$1,093,800
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	555,000	644,966

Issuer	Shares/Par	Value ($)
Utilities - Other - continued
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	$290,000	$337,206
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2024	215,000	250,140
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	1,140,000	1,320,211
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2027	1,080,000	1,169,672
		$4,815,995
Water & Sewer Utility Revenue - 17.8%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2038	$1,885,000	$1,905,886
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	3,000,000	3,014,370
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2041	1,375,000	1,554,809
Fairfax County, VA, Water Authority Rev., 5%, 2028	1,000,000	1,205,620
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	620,000	648,235
Hampton Roads, VA, Sanitation District Wastewater Rev., 5%, 2033	2,000,000	2,238,380
Hampton Roads, VA, Sanitation District Wastewater Rev., 5%, 2038	3,750,000	4,159,725
James City, VA, Water & Sewer Rev., 5%, 2040	1,290,000	1,438,814
Norfolk, VA, Water Rev., 4.75%, 2038	4,000,000	4,356,960
Norfolk, VA, Water Rev., 4%, 2039	4,400,000	4,533,408
Spotsylvania County, VA, Water & Sewer Rev., AGM, 5%, 2035	1,000,000	1,033,300
Upper Occoquan, VA, Sewage Authority Regional Sewage Rev., 5%, 2041	2,000,000	2,218,820
Virginia Resources Authority Rev., 5%, 2013 (c)	55,000	56,537
Virginia Resources Authority Rev., 5%, 2013 (c)	60,000	61,676
Virginia Resources Authority Rev., 5%, 2013 (c)	375,000	385,478
Virginia Resources Authority, Clean Water Rev., 4.75%, 2027	3,000,000	3,366,660
Virginia Resources Authority, Clean Water Rev., 5%, 2031	1,000,000	1,171,230
Virginia Resources Authority, Infrastructure Rev., 5%, 2013 (c)	220,000	226,147
Virginia Resources Authority, Infrastructure Rev., 5%, 2013 (c)	305,000	313,342
Virginia Resources Authority, Infrastructure Rev., 5%, 2013 (c)	60,000	61,641
Virginia Resources Authority, Infrastructure Rev., 5%, 2013 (c)	220,000	226,147
Virginia Resources Authority, Infrastructure Rev., 5%, 2013 (c)	1,880,000	1,931,418
Virginia Resources Authority, Infrastructure Rev., 5%, 2023	2,395,000	2,452,720
Virginia Resources Authority, Infrastructure Rev., 5%, 2033	2,765,000	2,817,203

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Virginia Resources Authority, Infrastructure Rev. (Virginia Pooled Funding Program), “B”, 5.25%, 2033	$3,000,000	$3,496,620
Virginia Resources Authority, Infrastructure Rev. (Virginia Pooled Funding Program), “B”, 5%, 2040	1,400,000	1,561,364
Virginia Resources Authority, Infrastructure Rev., “A”, 5%, 2025	1,595,000	1,945,134
Virginia Resources Authority, Infrastructure Rev., “B”, 5%, 2038	2,600,000	2,956,720
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 2025 (u)	1,245,000	1,523,756
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 2027 (u)	5,755,000	6,933,394
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 2028 (u)	3,000,000	3,591,120
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 2033	2,245,000	1,035,641
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 2034	2,250,000	985,838

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 2035	$1,950,000	$811,142
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 2036	1,250,000	492,500
		$66,711,755
Total Municipal Bonds (Identified Cost, $351,772,571)		$371,646,004

Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	3,198,956	$3,198,956
Total Investments (Identified Cost, $354,971,527)		$374,844,960

Other Assets, Less Liabilities - (0.0)%		(147,789)
Net Assets - 100.0%		$374,697,171

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/13

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.2%

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - 8.2%
Commonwealth of Puerto Rico, Public Improvement, 5.25%, 2023	$1,500,000	$1,518,335
Commonwealth of Puerto Rico, Public Improvement, “A”, CIFG, 5%, 2034	780,000	745,532
Puerto Rico Public Buildings Authority Rev. (State Office Building), “F”, SYNCORA, 5.25%, 2025	2,000,000	2,005,200
Puerto Rico Public Buildings Authority Rev., Guaranteed, “M”, 6.25%, 2031	725,000	794,984
Puerto Rico Public Buildings Authority Rev., Guaranteed, “Q”, 5.625%, 2039	740,000	733,414
State of California, 5.125%, 2033	650,000	729,970
State of West Virginia, NATL, 5%, 2015	1,500,000	1,643,190
State of West Virginia, 4%, 2022	2,000,000	2,265,600
State of West Virginia, 4%, 2023	2,000,000	2,240,080
		$12,676,305
General Obligations - Improvement - 0.2%
Guam Government, “A”, 6.75%, 2029	$35,000	$39,143
Guam Government, “A”, 5.25%, 2037	250,000	252,023
Guam Government, “A”, 7%, 2039	45,000	50,175
		$341,341
General Obligations - Schools - 7.2%
Clovis, CA, Unified School District (Election of 2004), Capital Appreciation, “A”, 0%, 2026	$985,000	$584,834
Hancock County, WV, Board of Education, 5%, 2019	1,130,000	1,348,045
Hardy County, WV, Board of Education, 3%, 2029	570,000	548,699
Monongalia County, WV, Board of Education, NATL, 5%, 2027	2,350,000	2,493,773
Monongalia County, WV, Board of Education, 5%, 2031	2,000,000	2,271,500
Putnam County, WV, Board of Education, 4%, 2020	2,500,000	2,860,375
Putnam County, WV, Board of Education, 4%, 2025	1,000,000	1,098,100
		$11,205,326
Healthcare Revenue - Hospitals - 12.7%
Arizona Health Facilities Authority Rev. (Banner Health), “A”, 4%, 2043	$505,000	$491,259
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	725,000	834,656
Illinois Finance Authority Rev. (Edward Hospital), “A”, AMBAC, 5.5%, 2040	945,000	1,029,549
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 2028	450,000	508,536
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	420,000	500,581

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Indiana Finance Authority Rev. (Community Foundation of Northwest Indiana Obligated Group), 5%, 2041	$725,000	$772,712
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 2025	340,000	394,369
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	410,000	486,067
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	290,000	345,277
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	725,000	765,905
Massachusetts Health & Educational Facilities Authority Rev. (Caregroup, Inc.), 5.125%, 2038	675,000	745,133
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	85,000	96,495
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 2039	855,000	962,875
Monongalia County, WV, Building Commission Hospital Rev. (Monongalia General Hospital), 6.5%, 2041	1,100,000	1,260,644
Princeton, WV, Hospital Rev. (Princeton Community Hospital), “A”, 5%, 2027	750,000	823,973
West Virginia Hospital Finance Authority, Hospital Rev. (Camden Clark Memorial Hospital), ASSD GTY, 5.875%, 2034	1,000,000	1,147,770
West Virginia Hospital Finance Authority, Hospital Rev. (Charleston Area Medical Center), “A”, ETM, 6.5%, 2023 (c)	2,000,000	2,660,580
West Virginia Hospital Finance Authority, Hospital Rev. (Health Systems Obligations), 5.75%, 2039	1,000,000	1,038,730
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 2038	500,000	519,595
West Virginia Hospital Finance Authority, Hospital Rev. (United Hospital Center, Inc.), “A”, AMBAC, 5%, 2022	2,500,000	2,681,650
West Virginia Hospital Finance Authority, Hospital Rev. (West Virginia United Health Systems), “E”, 5.625%, 2035	1,000,000	1,087,870
Wisconsin Health & Educational Facilities Authority Rev. (Mercy Alliance), 5%, 2039	460,000	491,331
		$19,645,557
Industrial Revenue - Other - 0.2%
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 2035	$310,000	$362,557

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Entertainment & Tourism - 0.1%
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2031	$25,000	$28,204
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2036	85,000	94,807
		$123,011
Miscellaneous Revenue - Other - 8.0%
Citizens Property Insurance Corp., FL, “A-1”, 5%, 2020	$605,000	$719,297
Miami-Dade County, FL, Special Obligation, “B”, 5%, 2035	160,000	174,917
Miami-Dade County, FL, Special Obligation, “B”, 5%, 2037	110,000	119,889
West Virginia Building Commission, Lease Rev. (WV Regional Jail), “A”, AMBAC, 5.375%, 2018	8,040,000	8,956,158
West Virginia, Higher Education Policy Commission Rev. (Community & Technology-Capital Improvement), “A”, 5%, 2039	2,200,000	2,456,718
		$12,426,979
Sales & Excise Tax Revenue - 4.7%
Colorado Regional Transportation District, Sales Tax Rev. (Fastracks Project), “A”, 5%, 2027	$545,000	$650,665
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 2036	335,000	373,471
Guam Government Business Privilege Tax Rev., “C”, 5%, 2016	110,000	125,885
Guam Government Business Privilege Tax Rev., “C”, 5%, 2017	125,000	146,454
Guam Government Business Privilege Tax Rev., “C”, 5%, 2018	120,000	142,541
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 2031	1,000,000	1,236,250
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “B”, 5%, 2035	920,000	1,053,888
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 2057	1,015,000	1,048,597
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 2028	635,000	686,276
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 6%, 2039	585,000	629,764
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 2040	615,000	636,125
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 2040	555,000	585,581
		$7,315,497
Single Family Housing - State - 0.2%
West Virginia Housing Development Fund Rev., “A”, 2.95%, 2021	$300,000	$310,260

State & Local Agencies - 8.1%
FYI Properties Lease Rev. (Washington State Project), 5.5%, 2034	$545,000	$610,040
Virginia Public School Authority, Special Obligation Montgomery County, 5%, 2030	680,000	788,582

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
West Virginia Building Commission, Lease Rev., “B”, AMBAC, 5.375%, 2018	$2,200,000	$2,306,128
West Virginia Economic Development Authority, Auto Lease Rev., 5.2%, 2033	1,000,000	1,011,790
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), 5%, 2022	1,000,000	1,183,490
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), “A”, NATL, 5%, 2029	1,530,000	1,613,645
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), “A”, 5%, 2029	2,000,000	2,275,300
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NATL, 5.25%, 2025	645,000	659,280
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NATL, 5.25%, 2030	1,355,000	1,380,637
West Virginia Hospital Finance Authority, Hospital Rev. (Veterans Nursing Home), 5.5%, 2034	795,000	801,487
		$12,630,379
Tax - Other - 6.7%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 2024	$160,000	$174,797
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 2029	55,000	60,010
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 2029	360,000	412,474
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2029	110,000	119,511
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 2039	120,000	125,824
Virgin Islands Public Finance Authority Rev., “B”, 5%, 2025	110,000	121,392
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2029	390,000	426,925
West Virginia Economic Development Authority, Lottery Rev., “A”, 5%, 2040	2,000,000	2,206,780
West Virginia Housing Development Fund, “A”, 3.8%, 2024	1,200,000	1,262,124
West Virginia School Building Authority Rev., “A”, FGIC, 5%, 2020	2,000,000	2,320,760
West Virginia School Building Authority, Excess Lottery Rev., 5%, 2026	1,000,000	1,130,530
West Virginia School Building Authority, Excess Lottery Rev., 5%, 2028	750,000	840,030
West Virginia School Building Authority, Excess Lottery Rev., “B”, 5%, 2030	1,000,000	1,135,580
		$10,336,737

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax Assessment - 0.5%
Morgantown, WV, Tax Increment Rev., Parking Garage Project, “A”, 5%, 2033	$455,000	$457,776
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), “A”, 5.85%, 2034	300,000	313,917
		$771,693
Tobacco - 1.0%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$185,000	$169,693
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	620,000	751,229
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	650,000	585,683
		$1,506,605
Toll Roads - 0.2%
Triborough Bridge & Tunnel Authority Rev., NY, Capital Appreciation, “A”, 0%, 2029	$580,000	$307,771

Transportation - Special Tax - 0.4%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 2026	$560,000	$586,320

Universities - Colleges - 22.0%
Fairmont State College, WV, Board of Governors Rev., “A”, 5%, 2032	$4,035,000	$4,491,560
Fairmont State College, WV, College Rev., “A”, FGIC, 5%, 2032	1,210,000	1,219,644
Fairmont State College, WV, College Rev., “B”, FGIC, 5%, 2032	2,250,000	2,267,933
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 2032	20,000	21,750
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5.25%, 2042	155,000	170,007
Illinois Finance Authority Rev. (University of Chicago), “A”, 5%, 2051	375,000	410,828
Marshall University, WV, University Rev., 5%, 2030	2,000,000	2,238,440
Marshall University, WV, University Rev., 5%, 2041	1,000,000	1,095,150
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 2036	405,000	463,745
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza), “A”, NATL, 5%, 2021	1,270,000	1,273,442
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 2031	110,000	114,990
Shepherd University Board of Governors, WV Rev. (Residence Facilities Projects), NATL, 5%, 2035	1,675,000	1,760,693

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
University of California Rev., “G”, 4%, 2029	$755,000	$796,299
West Virginia Department of Higher Education, “B”, FGIC, 5%, 2014 (c)	2,000,000	2,094,500
West Virginia Higher Education Policy Commission Rev. (Higher Education Facilities), “A”, 5%, 2026	1,600,000	1,879,568
West Virginia School Building Authority Rev., “A”, NATL, 5%, 2021	1,250,000	1,443,163
West Virginia University Board of Governors University Rev., 3.375%, 2037	1,000,000	952,600
West Virginia University Rev. (West Virginia University Project), “A”, 5%, 2035	3,000,000	3,386,700
West Virginia University, University Systems Rev., “A”, NATL, 5.5%, 2020	1,700,000	2,115,429
West Virginia University, University Systems Rev., “A”, NATL, 5.25%, 2028	2,000,000	2,501,600
West Virginia, Higher Education Facilities Rev., “B”, FGIC, 5%, 2014 (c)	3,230,000	3,382,618
		$34,080,659
Universities - Dormitories - 0.0%
Oregon Facilities Authority, Student Housing Rev. (Southern Oregon University), ASSD GTY, 5%, 2044	$45,000	$48,991

Utilities - Investor Owned - 2.8%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	$470,000	$577,592
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 2029 (b)	340,000	387,906
Pleasants County, WV, Pollution Control Rev. (Allegheny Community), “F”, 5.25%, 2037	300,000	319,110
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Rev., AMBAC, 4.9%, 2037	3,000,000	3,000,960
		$4,285,568
Utilities - Municipal Owned - 0.9%
Guam Power Authority Rev., “A”, 5.5%, 2030	$325,000	$361,634
Puerto Rico Electric Power Authority, Power Rev., “XX”, 5.25%, 2040	1,085,000	1,036,522
		$1,398,156
Utilities - Other - 2.0%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	$615,000	$834,088
Nebraska Central Plains Energy Project, Gas Project Rev., “3”, 5%, 2032	630,000	700,390
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	480,000	555,581
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2021	245,000	284,715
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	125,000	145,348
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2021	290,000	329,536

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Other - continued
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2031	$70,000	$74,248
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 2032	115,000	121,323
		$3,045,229
Water & Sewer Utility Revenue - 10.1%
Berkeley County, WV, Public Service Sewer District, “A”, 5%, 2047	$1,000,000	$1,018,070
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	2,005,000	2,014,604
Fairmont, WV, Waterworks Rev., AMBAC, 5.25%, 2022	200,000	226,248
Fairmont, WV, Waterworks Rev., “D”, AGM, 3.2%, 2029	500,000	481,515
Guam Government Waterworks Authority, Water & Wastewater System Rev., 5.625%, 2040	515,000	538,453
West Virginia Water Development Authority Rev. (Loan Program III), “A”, 3.75%, 2039	2,000,000	1,906,600
West Virginia Water Development Authority Rev. (Loan Program III), “B”, 3.75%, 2040	1,000,000	947,560

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
West Virginia Water Development Authority Rev. (Loan Program IV), “A”, AGM, 5%, 2044	$2,000,000	$2,128,680
West Virginia Water Development Authority Rev. (Loan Program IV), “B”, AMBAC, 5.125%, 2024	2,140,000	2,315,031
West Virginia Water Development Authority, Infrastructure Rev., “A”, AMBAC, 5%, 2033	1,950,000	2,015,618
West Virginia Water Development Authority, Infrastructure Rev., ‘‘A’’, AGM, 4.75%, 2045	2,000,000	2,131,020
		$15,723,399
Total Municipal Bonds (Identified Cost, $140,666,642)		$149,128,340

Money Market Funds - 2.5%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)	3,831,989	$3,831,989
Total Investments (Identified Cost, $144,498,631)		$152,960,329

Other Assets, Less Liabilities - 1.3%		1,962,442
Net Assets - 100.0%		$154,922,771

Portfolio Footnotes:

(a)	Non-income producing security.
(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities for the New York Fund was $500,325 representing 0.2% of net assets.
(p)	Primary inverse floater.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LOC	Letter of Credit
Insurers		Inverse Floaters
AGM	Assured Guaranty Municipal	RITES	Residual Interest Tax-Exempt Security
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
CIFG	CDC IXIS Financial Guaranty
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/13

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Assets
Investments –
Non-affiliated issuers, at identified cost	$107,352,082	$205,093,698	$442,249,228	$146,236,157
Underlying affiliated funds, at cost and net asset value	361,850	4,835,359	2,618,244	4,870,172
Total investments, at identified cost	$107,713,932	$209,929,057	$444,867,472	$151,106,329
Unrealized appreciation (depreciation)	7,647,339	18,200,356	33,289,283	10,248,874
Total investments, at value	$115,361,271	$228,129,413	$478,156,755	$161,355,203
Receivables for
Investments sold	359,630	1,478,338	—	215,617
Fund shares sold	235,363	284,593	664,957	156,000
Interest	1,427,978	2,966,421	6,290,012	2,307,665
Other assets	944	1,546	2,909	1,202
Total assets	$117,385,186	$232,860,311	$485,114,633	$164,035,687

Liabilities
Payables for
Distributions	$82,041	$142,838	$262,838	$102,110
Investments purchased	—	536,935	4,462,504	—
Fund shares reacquired	148,266	175,928	1,084,892	186,919
Payable to affiliates
Investment adviser	7,556	14,808	30,453	10,502
Shareholder servicing costs	40,076	78,737	202,967	53,657
Distribution and service fees	2,435	13,054	27,482	6,722
Payable for independent Trustees’ compensation	4,216	5,409	8,035	4,180
Accrued expenses and other liabilities	66,064	74,807	90,563	74,809
Total liabilities	$350,654	$1,042,516	$6,169,734	$438,899
Net assets	$117,034,532	$231,817,795	$478,944,899	$163,596,788

Net assets consist of
Paid-in capital	$108,514,208	$214,636,432	$442,090,875	$154,210,271
Unrealized appreciation (depreciation) on investments	7,647,339	18,200,356	33,289,283	10,248,874
Accumulated net realized gain (loss) on investments	819,407	(1,012,767)	3,414,607	(881,560)
Accumulated undistributed (distributions in excess of) net investment income	53,578	(6,226)	150,134	19,203
Net assets	$117,034,532	$231,817,795	$478,944,899	$163,596,788

Statements of Assets and Liabilities – continued

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net assets
Class A	$114,430,211	$188,290,872	$384,212,836	$152,803,853
Class B	2,604,321	7,019,341	7,617,607	10,792,935
Class C	—	36,507,582	87,114,456	—
Total net assets	$117,034,532	$231,817,795	$478,944,899	$163,596,788

Shares of beneficial interest outstanding
Class A	11,139,651	16,377,481	31,030,925	14,380,120
Class B	253,231	612,144	616,012	1,013,169
Class C	—	3,179,320	7,040,048	—
Total shares of beneficial interest outstanding	11,392,882	20,168,945	38,686,985	15,393,289

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$10.27	$11.50	$12.38	$10.63
Offering price per share (100 / 95.25 × net asset value per share)	$10.78	$12.07	$13.00	$11.16

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$10.28	$11.47	$12.37	$10.65

Class C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$—	$11.48	$12.37	$—

On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Statements of Assets and Liabilities – continued

At 3/31/13	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Assets
Investments –
Non-affiliated issuers, at identified cost	$206,657,951	$123,569,420	$351,772,571	$140,666,642
Underlying affiliated funds, at cost and net asset value	7,947,671	5,367,445	3,198,956	3,831,989
Total investments, at identified cost	$214,605,622	$128,936,865	$354,971,527	$144,498,631
Unrealized appreciation (depreciation)	13,438,447	8,618,475	19,873,433	8,461,698
Total investments, at value	$228,044,069	$137,555,340	$374,844,960	$152,960,329
Receivables for
Investments sold	65,784	1,447,556	4,785,354	—
Fund shares sold	120,969	179,493	166,228	162,629
Interest	3,033,889	1,787,291	5,218,956	2,184,537
Other assets	1,544	1,003	2,368	1,171
Total assets	$231,266,255	$140,970,683	$385,017,866	$155,308,666

Liabilities
Payables for
Distributions	$101,635	$77,045	$234,890	$64,482
Investments purchased	2,569,016	3,784,727	4,137,199	—
Interest expense and fees	—	—	14,905	—
Fund shares reacquired	607,009	337,212	625,805	161,958
Payable to the holders of the floating rate certificates from trust assets	—	—	5,002,691	—
Payable to affiliates
Investment adviser	14,565	8,797	23,867	9,951
Shareholder servicing costs	91,986	48,340	171,818	69,215
Distribution and service fees	8,668	4,994	17,445	5,523
Payable for independent Trustees’ compensation	7,824	5,282	8,025	7,903
Accrued expenses and other liabilities	74,925	66,344	84,050	66,863
Total liabilities	$3,475,628	$4,332,741	$10,320,695	$385,895
Net assets	$227,790,627	$136,637,942	$374,697,171	$154,922,771

Net assets consist of
Paid-in capital	$215,039,856	$127,342,994	$353,253,657	$146,736,735
Unrealized appreciation (depreciation) on investments	13,438,447	8,618,475	19,873,433	8,461,698
Accumulated net realized gain (loss) on investments	(656,366)	357,342	1,593,850	(271,284)
Accumulated undistributed (distributions in excess of) net investment income	(31,310)	319,131	(23,769)	(4,378)
Net assets	$227,790,627	$136,637,942	$374,697,171	$154,922,771

Statements of Assets and Liabilities – continued

	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Net assets
Class A	$220,369,500	$133,910,659	$335,394,651	$153,032,273
Class B	7,421,127	2,727,283	3,424,901	1,890,498
Class C	—	—	35,877,619	—
Total net assets	$227,790,627	$136,637,942	$374,697,171	$154,922,771

Shares of beneficial interest outstanding
Class A	17,470,980	12,217,953	28,702,225	13,193,001
Class B	588,607	249,030	293,284	163,051
Class C	—	—	3,071,050	—
Total shares of beneficial interest outstanding	18,059,587	12,466,983	32,066,559	13,356,052

Class A shares
Net asset value per share
(net assets/shares of beneficial interest outstanding)	$12.61	$10.96	$11.69	$11.60
Offering price per share (100 / 95.25 × net asset value per share)	$13.24	$11.51	$12.27	$12.18

Class B shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$12.61	$10.95	$11.68	$11.59

Class C shares
Net asset value and offering price per share
(net assets/shares of beneficial interest outstanding)	$—	$—	$11.68	$—

On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/13

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net investment income
Interest	$5,429,788	$10,565,054	$19,705,086	$6,997,029
Dividends from underlying affiliated funds	1,997	7,453	14,816	6,633
Total investment income	$5,431,785	$10,572,507	$19,719,902	$7,003,662
Expenses
Management fee	$536,038	$1,034,608	$2,111,443	$697,160
Distribution and service fees	317,404	894,873	1,857,471	468,653
Shareholder servicing costs	76,756	157,264	360,395	117,713
Administrative services fee	26,823	41,719	73,882	31,602
Independent Trustees’ compensation	5,315	10,400	11,822	5,417
Custodian fee	26,933	41,777	63,865	35,658
Shareholder communications	9,042	15,034	25,635	15,130
Audit and tax fees	49,328	49,364	49,431	49,337
Legal fees	6,987	8,078	7,360	6,731
Interest expense and fees	—	—	21,112	2,108
Miscellaneous	39,542	47,967	65,425	36,031
Total expenses	$1,094,168	$2,301,084	$4,647,841	$1,465,540
Fees paid indirectly	(3)	(2)	(12)	(7)
Reduction of expenses by investment adviser and/or distributor	(179,774)	(738)	(1,497)	(230,132)
Net expenses	$914,391	$2,300,344	$4,646,332	$1,235,401
Net investment income	$4,517,394	$8,272,163	$15,073,570	$5,768,261

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$437,217	$1,139,929	$3,025,675	$440,329
Futures contracts	—	(100,839)	(114,307)	(62,463)
Net realized gain (loss) on investments	$437,217	$1,039,090	$2,911,368	$377,866
Change in unrealized appreciation (depreciation)
Investments	$1,439,006	$4,036,056	$6,276,041	$3,015,218
Futures contracts	—	(59,970)	(57,050)	(37,603)
Net unrealized gain (loss) on investments	$1,439,006	$3,976,086	$6,218,991	$2,977,615
Net realized and unrealized gain (loss) on investments	$1,876,223	$5,015,176	$9,130,359	$3,355,481
Change in net assets from operations	$6,393,617	$13,287,339	$24,203,929	$9,123,742

Statements of Operations – continued

Year ended 3/31/13	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Net investment income
Interest	$9,382,534	$5,698,012	$16,351,918	$6,576,578
Dividends from underlying affiliated funds	6,299	5,209	8,173	5,255
Total investment income	$9,388,833	$5,703,221	$16,360,091	$6,581,833
Expenses
Management fee	$984,623	$582,089	$1,660,632	$684,860
Distribution and service fees	602,998	343,685	1,209,835	396,336
Shareholder servicing costs	160,733	91,022	287,322	110,534
Administrative services fee	40,188	28,160	60,421	31,255
Independent Trustees’ compensation	6,483	5,253	11,402	5,808
Custodian fee	37,922	26,224	55,564	26,978
Shareholder communications	13,969	9,326	20,709	9,841
Audit and tax fees	49,351	49,329	49,405	49,337
Legal fees	7,209	4,330	4,782	3,910
Interest expense and fees	—	—	37,363	—
Miscellaneous	45,239	39,316	59,818	39,800
Total expenses	$1,948,715	$1,178,734	$3,457,253	$1,358,659
Fees paid indirectly	(2)	(2)	(5)	(5)
Reduction of expenses by investment adviser	(694)	(412)	(1,181)	(487)
Net expenses	$1,948,019	$1,178,320	$3,456,067	$1,358,167
Net investment income	$7,440,814	$4,524,901	$12,904,024	$5,223,666

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$601,456	$44,805	$786,841	$326,860
Futures contracts	(48,581)	(40,008)	(195,962)	(40,008)
Net realized gain (loss) on investments	$552,875	$4,797	$590,879	$286,852
Change in unrealized appreciation (depreciation)
Investments	$2,914,513	$1,922,156	$3,916,479	$788,944
Futures contracts	(24,246)	(19,967)	(117,088)	(19,967)
Net unrealized gain (loss) on investments	$2,890,267	$1,902,189	$3,799,391	$768,977
Net realized and unrealized gain (loss) on investments	$3,443,142	$1,906,986	$4,390,270	$1,055,829
Change in net assets from operations	$10,883,956	$6,431,887	$17,294,294	$6,279,495

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/13	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income	$4,517,394	$8,272,163	$15,073,570	$5,768,261
Net realized gain (loss) on investments	437,217	1,039,090	2,911,368	377,866
Net unrealized gain (loss) on investments	1,439,006	3,976,086	6,218,991	2,977,615
Change in net assets from operations	$6,393,617	$13,287,339	$24,203,929	$9,123,742

Distributions declared to shareholders
From net investment income	$(4,322,240)	$(7,854,148)	$(14,357,119)	$(5,483,765)
From net realized gain on investments	(108,083)	—	(2,583,171)	—
Total distributions declared to shareholders	$(4,430,323)	$(7,854,148)	$(16,940,290)	$(5,483,765)
Change in net assets from fund share transactions	$(1,754,072)	$3,934,666	$30,199,922	$16,105,193
Total change in net assets	$209,222	$9,367,857	$37,463,561	$19,745,170

Net assets
At beginning of period	116,825,310	222,449,938	441,481,338	143,851,618
At end of period	$117,034,532	$231,817,795	$478,944,899	$163,596,788
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$53,578	$(6,226)	$150,134	$19,203

Year ended 3/31/13	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income	$7,440,814	$4,524,901	$12,904,024	$5,223,666
Net realized gain (loss) on investments	552,875	4,797	590,879	286,852
Net unrealized gain (loss) on investments	2,890,267	1,902,189	3,799,391	768,977
Change in net assets from operations	$10,883,956	$6,431,887	$17,294,294	$6,279,495

Distributions declared to shareholders
From net investment income	$(7,114,177)	$(4,319,638)	$(12,316,868)	$(4,987,231)
Change in net assets from fund share transactions	$22,483,564	$14,895,694	$16,303,441	$7,621,312
Total change in net assets	$26,253,343	$17,007,943	$21,280,867	$8,913,576

Net assets
At beginning of period	201,537,284	119,629,999	353,416,304	146,009,195
At end of period	$227,790,627	$136,637,942	$374,697,171	$154,922,771
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$(31,310)	$319,131	$(23,769)	$(4,378)

Statements of Changes in Net Assets – continued

Year ended 3/31/12	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income	$4,488,080	$8,298,133	$15,364,047	$5,628,599
Net realized gain (loss) on investments	58,153	(1,448,108)	1,075,201	(581,076)
Net unrealized gain (loss) on investments	8,241,415	18,637,221	33,416,985	11,734,981
Change in net assets from operations	$12,787,648	$25,487,246	$49,856,233	$16,782,504

Distributions declared to shareholders
From net investment income	$(4,414,895)	$(8,085,698)	$(14,764,189)	$(5,515,201)
Change in net assets from fund share transactions	$1,328,016	$(3,051,997)	$12,729,631	$1,124,883
Total change in net assets	$9,700,769	$14,349,551	$47,821,675	$12,392,186

Net assets
At beginning of period	107,124,541	208,100,387	393,659,663	131,459,432
At end of period	$116,825,310	$222,449,938	$441,481,338	$143,851,618
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$56,783	$(37,138)	$196,231	$26,445

Year ended 3/31/12	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income	$7,185,676	$4,632,344	$13,278,479	$5,246,848
Net realized gain (loss) on investments	(790,198)	123,996	(172,589)	(140,234)
Net unrealized gain (loss) on investments	14,115,109	8,352,331	25,414,474	10,727,899
Change in net assets from operations	$20,510,587	$13,108,671	$38,520,364	$15,834,513

Distributions declared to shareholders
From net investment income	$(6,940,669)	$(4,534,415)	$(12,849,907)	$(5,028,417)
Change in net assets from fund share transactions	$14,626,386	$605,599	$834,049	$3,828,587
Total change in net assets	$28,196,304	$9,179,855	$26,504,506	$14,634,683

Net assets
At beginning of period	173,340,980	110,450,144	326,911,798	131,374,512
At end of period	$201,537,284	$119,629,999	$353,416,304	$146,009,195
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$(17,550)	$316,744	$900	$(19,625)

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS MISSISSIPPI MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.11	$9.37	$9.82	$9.30	$9.58

Income (loss) from investment operations
Net investment income (d)	$0.39	$0.39	$0.41	$0.41	$0.43
Net realized and unrealized gain (loss) on investments	0.16	0.74	(0.44)	0.52	(0.30)
Total from investment operations	$0.55	$1.13	$(0.03)	$0.93	$0.13

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.39)	$(0.40)	$(0.41)	$(0.41)
From net realized gain on investments	(0.01)	—	(0.02)	—	—
Total distributions declared to shareholders	$(0.39)	$(0.39)	$(0.42)	$(0.41)	$(0.41)
Net asset value, end of period (x)	$10.27	$10.11	$9.37	$9.82	$9.30
Total return (%) (r)(s)(t)(x)	5.43	12.23	(0.36)	10.10	1.47

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.92	0.92	0.88	0.74
Expenses after expense reductions (f)	0.75	0.77	0.77	0.77	0.57
Net investment income	3.80	4.01	4.20	4.28	4.55
Portfolio turnover	12	14	15	11	24
Net assets at end of period (000 omitted)	$114,430	$114,748	$104,478	$107,625	$89,793

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	N/A	0.54

See Notes to Financial Statements

Financial Highlights – continued

MFS MISSISSIPPI MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.12	$9.38	$9.83	$9.32	$9.59

Income (loss) from investment operations
Net investment income (d)	$0.32	$0.33	$0.34	$0.35	$0.36
Net realized and unrealized gain (loss) on investments	0.15	0.73	(0.44)	0.50	(0.29)
Total from investment operations	$0.47	$1.06	$(0.10)	$0.85	$0.07

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)	$(0.33)	$(0.34)	$(0.34)
From net realized gain on investments	(0.01)	—	(0.02)	—	—
Total distributions declared to shareholders	$(0.31)	$(0.32)	$(0.35)	$(0.34)	$(0.34)
Net asset value, end of period (x)	$10.28	$10.12	$9.38	$9.83	$9.32
Total return (%) (r)(s)(t)(x)	4.67	11.47	(1.05)	9.22	0.80

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.67	1.67	1.61	1.51
Expenses after expense reductions (f)	1.47	1.44	1.46	1.46	1.33
Net investment income	3.06	3.35	3.49	3.59	3.79
Portfolio turnover	12	14	15	11	24
Net assets at end of period (000 omitted)	$2,604	$2,078	$2,647	$4,425	$5,374

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	N/A	1.31
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.22	$10.34	$10.93	$10.23	$10.82

Income (loss) from investment operations
Net investment income (d)	$0.43	$0.43	$0.47	$0.47	$0.44
Net realized and unrealized gain (loss) on investments	0.26	0.87	(0.60)	0.69	(0.50)
Total from investment operations	$0.69	$1.30	$(0.13)	$1.16	$(0.06)

Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.42)	$(0.46)	$(0.45)	$(0.46)
From net realized gain on investments	—	—	—	(0.01)	(0.07)
Total distributions declared to shareholders	$(0.41)	$(0.42)	$(0.46)	$(0.46)	$(0.53)
Net asset value, end of period (x)	$11.50	$11.22	$10.34	$10.93	$10.23
Total return (%) (r)(s)(t)(x)	6.19	12.80	(1.31)	11.53	(0.46)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.88	0.87	0.88	0.94
Expenses after expense reductions (f)	0.86	0.88	0.87	0.88	0.78
Net investment income	3.73	3.99	4.30	4.35	4.29
Portfolio turnover	18	28	27	26	29
Net assets at end of period (000 omitted)	$188,291	$183,191	$171,142	$177,429	$169,525

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	N/A	0.75

	Years ended 3/31
Class B	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.19	$10.31	$10.90	$10.20	$10.79

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.35	$0.39	$0.39	$0.37
Net realized and unrealized gain (loss) on investments	0.26	0.87	(0.60)	0.69	(0.51)
Total from investment operations	$0.60	$1.22	$(0.21)	$1.08	$(0.14)

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.34)	$(0.38)	$(0.37)	$(0.38)
From net realized gain on investments	—	—	—	(0.01)	(0.07)
Total distributions declared to shareholders	$(0.32)	$(0.34)	$(0.38)	$(0.38)	$(0.45)
Net asset value, end of period (x)	$11.47	$11.19	$10.31	$10.90	$10.20
Total return (%) (r)(s)(t)(x)	5.41	12.00	(2.04)	10.73	(1.23)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.63	1.62	1.63	1.70
Expenses after expense reductions (f)	1.61	1.63	1.62	1.63	1.52
Net investment income	2.98	3.26	3.56	3.61	3.55
Portfolio turnover	18	28	27	26	29
Net assets at end of period (000 omitted)	$7,019	$6,298	$8,178	$14,229	$16,285

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	N/A	1.50
See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.21	$10.33	$10.92	$10.22	$10.81

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.35	$0.38	$0.39	$0.37
Net realized and unrealized gain (loss) on investments	0.25	0.87	(0.59)	0.69	(0.51)
Total from investment operations	$0.59	$1.22	$(0.21)	$1.08	$(0.14)

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.34)	$(0.38)	$(0.37)	$(0.38)
From net realized gain on investments	—	—	—	(0.01)	(0.07)
Total distributions declared to shareholders	$(0.32)	$(0.34)	$(0.38)	$(0.38)	$(0.45)
Net asset value, end of period (x)	$11.48	$11.21	$10.33	$10.92	$10.22
Total return (%) (r)(s)(t)(x)	5.31	11.97	(2.04)	10.70	(1.22)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.63	1.62	1.63	1.70
Expenses after expense reductions (f)	1.61	1.63	1.62	1.63	1.53
Net investment income	2.98	3.24	3.55	3.59	3.54
Portfolio turnover	18	28	27	26	29
Net assets at end of period (000 omitted)	$36,508	$32,962	$28,780	$31,421	$21,874

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	N/A	1.50
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2013	2012	2011		2010	2009
Net asset value, beginning of period	$12.17	$11.18	$11.71		$11.15	$11.44

Income (loss) from investment operations
Net investment income (d)	$0.42	$0.45	$0.49		$0.51	$0.45
Net realized and unrealized gain (loss) on investments	0.26	0.97	(0.55)		0.55	(0.21)
Total from investment operations	$0.68	$1.42	$(0.06)		$1.06	$0.24

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.43)	$(0.47)		$(0.48)	$(0.48)
From net realized gain on investments	(0.07)	—	(0.00	)(w)	(0.02)	(0.05)
Total distributions declared to shareholders	$(0.47)	$(0.43)	$(0.47)		$(0.50)	$(0.53)
Net asset value, end of period (x)	$12.38	$12.17	$11.18		$11.71	$11.15
Total return (%) (r)(s)(t)(x)	5.59	12.92	(0.55)		9.55	2.22

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.85	0.85		0.87	1.08
Expenses after expense reductions (f)	0.84	0.85	0.85		0.87	0.91
Net investment income	3.35	3.82	4.22		4.42	4.05
Portfolio turnover	18	24	20		12	20
Net assets at end of period (000 omitted)	$384,213	$357,793	$320,834		$346,345	$274,487

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.84	0.83	0.84		0.85	0.81

	Years ended 3/31
Class B	2013	2012	2011		2010	2009
Net asset value, beginning of period	$12.16	$11.17	$11.69		$11.14	$11.42

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.36	$0.40		$0.43	$0.38
Net realized and unrealized gain (loss) on investments	0.26	0.98	(0.53)		0.53	(0.20)
Total from investment operations	$0.59	$1.34	$(0.13)		$0.96	$0.18

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.35)	$(0.39)		$(0.39)	$(0.41)
From net realized gain on investments	(0.07)	—	(0.00	)(w)	(0.02)	(0.05)
Total distributions declared to shareholders	$(0.38)	$(0.35)	$(0.39)		$(0.41)	$(0.46)
Net asset value, end of period (x)	$12.37	$12.16	$11.17		$11.69	$11.14
Total return (%) (r)(s)(t)(x)	4.81	12.09	(1.20)		8.65	1.63

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.60	1.60		1.62	1.74
Expenses after expense reductions (f)	1.59	1.60	1.60		1.62	1.56
Net investment income	2.61	3.08	3.46		3.68	3.39
Portfolio turnover	18	24	20		12	20
Net assets at end of period (000 omitted)	$7,618	$7,793	$8,296		$11,331	$13,652

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.59	1.58	1.59		1.60	1.46

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2013	2012	2011		2010	2009
Net asset value, beginning of period	$12.17	$11.17	$11.70		$11.15	$11.43

Income (loss) from investment operations
Net investment income (d)	$0.32	$0.36	$0.40		$0.42	$0.38
Net realized and unrealized gain (loss) on investments	0.26	0.98	(0.54)		0.54	(0.20)
Total from investment operations	$0.58	$1.34	$(0.14)		$0.96	$0.18

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.34)	$(0.39)		$(0.39)	$(0.41)
From net realized gain on investments	(0.07)	—	(0.00	)(w)	(0.02)	(0.05)
Total distributions declared to shareholders	$(0.38)	$(0.34)	$(0.39)		$(0.41)	$(0.46)
Net asset value, end of period (x)	$12.37	$12.17	$11.17		$11.70	$11.15
Total return (%) (r)(s)(t)(x)	4.72	12.18	(1.29)		8.63	1.63

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.60	1.60		1.62	1.73
Expenses after expense reductions (f)	1.59	1.60	1.60		1.62	1.56
Net investment income	2.60	3.06	3.46		3.64	3.39
Portfolio turnover	18	24	20		12	20
Net assets at end of period (000 omitted)	$87,114	$75,895	$64,530		$68,989	$37,668

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.59	1.58	1.59		1.60	1.47
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.36	$9.53	$10.04	$9.40	$9.90

Income (loss) from investment operations
Net investment income (d)	$0.40	$0.42	$0.43	$0.43	$0.45
Net realized and unrealized gain (loss) on investments	0.25	0.82	(0.52)	0.64	(0.52)
Total from investment operations	$0.65	$1.24	$(0.09)	$1.07	$(0.07)

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.41)	$(0.42)	$(0.43)	$(0.43)
Net asset value, end of period (x)	$10.63	$10.36	$9.53	$10.04	$9.40
Total return (%) (r)(s)(t)(x)	6.35	13.27	(0.97)	11.49	(0.69)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.93	0.93	0.91	0.88
Expenses after expense reductions (f)	0.74	0.78	0.78	0.79	0.66
Net investment income	3.77	4.20	4.34	4.40	4.67
Portfolio turnover	15	21	21	12	28
Net assets at end of period (000 omitted)	$152,804	$133,328	$118,709	$113,411	$84,422

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.74	0.78	0.78	0.79	0.61

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.39	$9.55	$10.06	$9.43	$9.93

Income (loss) from investment operations
Net investment income (d)	$0.32	$0.35	$0.36	$0.36	$0.37
Net realized and unrealized gain (loss) on investments	0.24	0.83	(0.53)	0.62	(0.51)
Total from investment operations	$0.56	$1.18	$(0.17)	$0.98	$(0.14)

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.34)	$(0.34)	$(0.35)	$(0.36)
Net asset value, end of period (x)	$10.65	$10.39	$9.55	$10.06	$9.43
Total return (%) (r)(s)(t)(x)	5.42	12.49	(1.74)	10.51	(1.42)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.68	1.68	1.65	1.64
Expenses after expense reductions (f)	1.51	1.55	1.56	1.54	1.41
Net investment income	2.99	3.44	3.55	3.64	3.91
Portfolio turnover	15	21	21	12	28
Net assets at end of period (000 omitted)	$10,793	$10,524	$12,750	$20,864	$22,721

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.51	1.54	1.56	1.54	1.37
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.38	$11.48	$12.04	$11.33	$11.85

Income (loss) from investment operations
Net investment income (d)	$0.43	$0.47	$0.50	$0.53	$0.50
Net realized and unrealized gain (loss) on investments	0.22	0.89	(0.56)	0.68	(0.50)
Total from investment operations	$0.65	$1.36	$(0.06)	$1.21	$(0.00	)(w)

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.46)	$(0.50)	$(0.49)	$(0.50)
From net realized gain on investments	—	—	—	(0.01)	(0.02)
Total distributions declared to shareholders	$(0.42)	$(0.46)	$(0.50)	$(0.50)	$(0.52)
Net asset value, end of period (x)	$12.61	$12.38	$11.48	$12.04	$11.33
Total return (%) (r)(s)(t)(x)	5.24	12.02	(0.59)	10.77	0.03

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.88	0.88	0.90	1.10
Expenses after expense reductions (f)	0.86	0.88	0.88	0.90	0.93
Net investment income	3.42	3.94	4.20	4.47	4.38
Portfolio turnover	15	19	26	14	19
Net assets at end of period (000 omitted)	$220,370	$194,840	$166,413	$165,017	$129,510

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	N/A	0.85

See Notes to Financial Statements

Financial Highlights – continued

MFS SOUTH CAROLINA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.37	$11.47	$12.04	$11.33	$11.84

Income (loss) from investment operations
Net investment income (d)	$0.34	$0.38	$0.41	$0.44	$0.43
Net realized and unrealized gain (loss) on investments	0.22	0.89	(0.57)	0.68	(0.50)
Total from investment operations	$0.56	$1.27	$(0.16)	$1.12	$(0.07)

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.37)	$(0.41)	$(0.40)	$(0.42)
From net realized gain on investments	—	—	—	(0.01)	(0.02)
Total distributions declared to shareholders	$(0.32)	$(0.37)	$(0.41)	$(0.41)	$(0.44)
Net asset value, end of period (x)	$12.61	$12.37	$11.47	$12.04	$11.33
Total return (%) (r)(s)(t)(x)	4.55	11.20	(1.41)	9.95	(0.54)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.63	1.63	1.65	1.76
Expenses after expense reductions (f)	1.61	1.63	1.63	1.65	1.58
Net investment income	2.67	3.20	3.45	3.73	3.72
Portfolio turnover	15	19	26	14	19
Net assets at end of period (000 omitted)	$7,421	$6,698	$6,928	$9,438	$11,640

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	N/A	1.50
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS TENNESSEE MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.76	$9.97	$10.40	$9.84	$10.25

Income (loss) from investment operations
Net investment income (d)	$0.39	$0.43	$0.43	$0.45	$0.44
Net realized and unrealized gain (loss) on investments	0.18	0.78	(0.44)	0.56	(0.37)
Total from investment operations	$0.57	$1.21	$(0.01)	$1.01	$0.07

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.42)	$(0.42)	$(0.42)	$(0.44)
From net realized gain on investments	—	—	—	(0.03)	(0.04)
Total distributions declared to shareholders	$(0.37)	$(0.42)	$(0.42)	$(0.45)	$(0.48)
Net asset value, end of period (x)	$10.96	$10.76	$9.97	$10.40	$9.84
Total return (%) (r)(s)(t)(x)	5.33	12.31	(0.14)	10.46	0.84

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.91	0.91	0.91	1.02
Expenses after expense reductions (f)	0.89	0.91	0.91	0.91	0.85
Net investment income	3.51	4.08	4.13	4.36	4.42
Portfolio turnover	20	14	18	20	23
Net assets at end of period (000 omitted)	$133,911	$117,095	$107,334	$125,641	$108,763

See Notes to Financial Statements

Financial Highlights – continued

MFS TENNESSEE MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.75	$9.97	$10.39	$9.83	$10.24

Income (loss) from investment operations
Net investment income (d)	$0.30	$0.35	$0.35	$0.37	$0.37
Net realized and unrealized gain (loss) on investments	0.19	0.77	(0.43)	0.57	(0.36)
Total from investment operations	$0.49	$1.12	$(0.08)	$0.94	$0.01

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.34)	$(0.34)	$(0.35)	$(0.38)
From net realized gain on investments	—	—	—	(0.03)	(0.04)
Total distributions declared to shareholders	$(0.29)	$(0.34)	$(0.34)	$(0.38)	$(0.42)
Net asset value, end of period (x)	$10.95	$10.75	$9.97	$10.39	$9.83
Total return (%) (r)(s)(t)(x)	4.55	11.37	(0.78)	9.65	0.17

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.66	1.66	1.66	1.69
Expenses after expense reductions (f)	1.64	1.66	1.65	1.66	1.51
Net investment income	2.76	3.34	3.38	3.63	3.76
Portfolio turnover	20	14	18	20	23
Net assets at end of period (000 omitted)	$2,727	$2,535	$3,116	$4,907	$7,956
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2013	2012	2011	2010		2009
Net asset value, beginning of period	$11.52	$10.67	$11.24	$10.54		$11.07

Income (loss) from investment operations
Net investment income (d)	$0.42	$0.45	$0.47	$0.49		$0.50
Net realized and unrealized gain (loss) on investments	0.15	0.83	(0.57)	0.69		(0.47)
Total from investment operations	$0.57	$1.28	$(0.10)	$1.18		$0.03

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.43)	$(0.46)	$(0.48)		$(0.47)
From net realized gain on investments	—	—	(0.01)	(0.00	)(w)	(0.09)
Total distributions declared to shareholders	$(0.40)	$(0.43)	$(0.47)	$(0.48)		$(0.56)
Net asset value, end of period (x)	$11.69	$11.52	$10.67	$11.24		$10.54
Total return (%) (r)(s)(t)(x)	4.99	12.21	(1.03)	11.34		0.40

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.86	0.86	0.87		1.08
Expenses after expense reductions (f)	0.86	0.86	0.86	0.87		0.91
Net investment income	3.57	3.99	4.23	4.40		4.69
Portfolio turnover	11	24	21	15		22
Net assets at end of period (000 omitted)	$335,395	$317,117	$292,027	$302,736		$254,234

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.85	0.85	0.85	0.86		0.82

	Years ended 3/31
Class B	2013	2012	2011	2010		2009
Net asset value, beginning of period	$11.51	$10.66	$11.24	$10.53		$11.06

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.36	$0.39	$0.40		$0.43
Net realized and unrealized gain (loss) on investments	0.15	0.84	(0.58)	0.70		(0.47)
Total from investment operations	$0.48	$1.20	$(0.19)	$1.10		$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.35)	$(0.38)	$(0.39)		$(0.40)
From net realized gain on investments	—	—	(0.01)	(0.00	)(w)	(0.09)
Total distributions declared to shareholders	$(0.31)	$(0.35)	$(0.39)	$(0.39)		$(0.49)
Net asset value, end of period (x)	$11.68	$11.51	$10.66	$11.24		$10.53
Total return (%) (r)(s)(t)(x)	4.21	11.38	(1.85)	10.62		(0.26)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.61	1.61	1.62		1.74
Expenses after expense reductions (f)	1.61	1.61	1.61	1.62		1.56
Net investment income	2.83	3.25	3.47	3.66		4.04
Portfolio turnover	11	24	21	15		22
Net assets at end of period (000 omitted)	$3,425	$3,781	$4,159	$6,558		$7,401

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.60	1.60	1.60	1.61		1.47

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2013	2012	2011	2010		2009
Net asset value, beginning of period	$11.51	$10.67	$11.24	$10.54		$11.06

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.36	$0.39	$0.40		$0.43
Net realized and unrealized gain (loss) on investments	0.15	0.83	(0.58)	0.69		(0.46)
Total from investment operations	$0.48	$1.19	$(0.19)	$1.09		$(0.03)

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.35)	$(0.37)	$(0.39)		$(0.40)
From net realized gain on investments	—	—	(0.01)	(0.00	)(w)	(0.09)
Total distributions declared to shareholders	$(0.31)	$(0.35)	$(0.38)	$(0.39)		$(0.49)
Net asset value, end of period (x)	$11.68	$11.51	$10.67	$11.24		$10.54
Total return (%) (r)(s)(t)(x)	4.21	11.27	(1.77)	10.50		(0.17)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.61	1.61	1.62		1.73
Expenses after expense reductions (f)	1.61	1.61	1.61	1.62		1.56
Net investment income	2.81	3.24	3.47	3.63		4.02
Portfolio turnover	11	24	21	15		22
Net assets at end of period (000 omitted)	$35,878	$32,519	$30,726	$29,660		$19,745

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.60	1.60	1.60	1.61		1.48
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.49	$10.61	$10.98	$10.36	$11.01

Income (loss) from investment operations
Net investment income (d)	$0.40	$0.43	$0.44	$0.45	$ 0.47 (b)
Net realized and unrealized gain (loss) on investments	0.09	0.86	(0.39)	0.60	(0.58) (b)
Total from investment operations	$0.49	$1.29	$0.05	$1.05	$(0.11)

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.41)	$(0.42)	$(0.42)	$(0.43)
From net realized gain on investments	—	—	—	(0.01)	(0.11)
Total distributions declared to shareholders	$(0.38)	$(0.41)	$(0.42)	$(0.43)	$(0.54)
Net asset value, end of period (x)	$11.60	$11.49	$10.61	$10.98	$10.36
Total return (%) (r)(s)(t)(x)	4.32	12.32	0.41	10.22	(0.87)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.88	0.89	0.90	1.03
Expenses after expense reductions (f)	0.88	0.88	0.89	0.90	0.86
Net investment income	3.44	3.81	3.98	4.12	4.39 (b)
Portfolio turnover	14	14	17	12	14
Net assets at end of period (000 omitted)	$153,032	$143,789	$128,450	$133,244	$116,564

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	N/A	0.85

See Notes to Financial Statements

Financial Highlights – continued

MFS WEST VIRGINIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.49	$10.61	$10.97	$10.36	$11.01

Income (loss) from investment operations
Net investment income (d)	$0.31	$0.34	$0.36	$0.37	$0.40	(b)
Net realized and unrealized gain (loss) on investments	0.09	0.86	(0.38)	0.59	(0.58	)(b)
Total from investment operations	$0.40	$1.20	$(0.02)	$0.96	$(0.18)

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)	$(0.34)	$(0.34)	$(0.36)
From net realized gain on investments	—	—	—	(0.01)	(0.11)
Total distributions declared to shareholders	$(0.30)	$(0.32)	$(0.34)	$(0.35)	$(0.47)
Net asset value, end of period (x)	$11.59	$11.49	$10.61	$10.97	$10.36
Total return (%) (r)(s)(t)(x)	3.46	11.48	(0.24)	9.31	(1.52)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.63	1.64	1.66	1.69
Expenses after expense reductions (f)	1.63	1.63	1.64	1.65	1.52
Net investment income	2.69	3.08	3.23	3.39	3.75	(b)
Portfolio turnover	14	14	17	12	14
Net assets at end of period (000 omitted)	$1,890	$2,220	$2,925	$4,639	$6,454

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	N/A	1.51
(b)	Amounts reflect a correction which reclassifies income and gains previously reported relating to activity for certain municipal bonds held in connection with self-deposited inverse floating rate securities. The corrected amounts resulted in an increase of $0.11 per share to previously reported net investment income, a decrease of $0.11 per share to previously reported net realized and unrealized gain (loss) on investments, and an increase of 1.02% to the previously reported net investment income ratio of each class. There is no impact on previously reported income from operations.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mississippi Municipal Bond Fund (Mississippi Fund), MFS New York Municipal Bond Fund (New York Fund), MFS North Carolina Municipal Bond Fund (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund (South Carolina Fund), MFS Tennessee Municipal Bond Fund (Tennessee Fund), MFS Virginia Municipal Bond Fund (Virginia Fund), and MFS West Virginia Municipal Bond Fund (West Virginia Fund) are each a series of MFS Municipal Series Trust, which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region or state where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and the funds may be required to issue Forms 1099-DIV.

In this reporting period each fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In January 2013, the FASB issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to each fund, management expects that the impact of each fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value

Notes to Financial Statements – continued

has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2013 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Mississippi Fund
Investments at Value
Municipal Bonds	$—	$114,999,421	$—	$114,999,421
Mutual Funds	361,850	—	—	361,850
Total Investments	$361,850	$114,999,421	$—	$115,361,271

New York Fund
Investments at Value
Municipal Bonds	$—	$223,294,054	$—	$223,294,054
Mutual Funds	4,835,359	—	—	4,835,359
Total Investments	$4,835,359	$223,294,054	$—	$228,129,413

North Carolina Fund
Investments at Value
Municipal Bonds	$—	$475,538,511	$—	$475,538,511
Mutual Funds	2,618,244	—	—	2,618,244
Total Investments	$2,618,244	$475,538,511	$—	$478,156,755

Pennsylvania Fund
Investments at Value
Municipal Bonds	$—	$156,485,031	$—	$156,485,031
Mutual Funds	4,870,172	—	—	4,870,172
Total Investments	$4,870,172	$156,485,031	$—	$161,355,203

South Carolina Fund
Investments at Value
Municipal Bonds	$—	$220,096,398	$—	$220,096,398
Mutual Funds	7,947,671	—	—	7,947,671
Total Investments	$7,947,671	$220,096,398	$—	$228,044,069

Tennessee Fund
Investments at Value
Municipal Bonds	$—	$132,187,895	$—	$132,187,895
Mutual Funds	5,367,445	—	—	5,367,445
Total Investments	$5,367,445	$132,187,895	$—	$137,555,340

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
Virginia Fund
Investments at Value
Municipal Bonds	$—	$371,646,004	$—	$371,646,004
Mutual Funds	3,198,956	—	—	3,198,956
Total Investments	$3,198,956	$371,646,004	$—	$374,844,960

West Virginia Fund
Investments at Value
Municipal Bonds	$—	$149,128,340	$—	$149,128,340
Mutual Funds	3,831,989	—	—	3,831,989
Total Investments	$3,831,989	$149,128,340	$—	$152,960,329

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – Certain funds use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When each fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. The Mississippi Fund did not use derivatives during the period.

The derivative instruments used by certain funds were futures contracts. At March 31, 2013, the funds did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by certain funds, for the year ended March 31, 2013 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
New York Fund	Interest Rate	$(100,839)
North Carolina Fund	Interest Rate	(114,307)
Pennsylvania Fund	Interest Rate	(62,463)
South Carolina Fund	Interest Rate	(48,581)
Tennessee Fund	Interest Rate	(40,008)
Virginia Fund	Interest Rate	(195,962)
West Virginia Fund	Interest Rate	(40,008)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by certain funds, for the year ended March 31, 2013 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
New York Fund	Interest Rate	$(59,970)
North Carolina Fund	Interest Rate	(57,050)
Pennsylvania Fund	Interest Rate	(37,603)
South Carolina Fund	Interest Rate	(24,246)
Tennessee Fund	Interest Rate	(19,967)
Virginia Fund	Interest Rate	(117,088)
West Virginia Fund	Interest Rate	(19,967)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, each fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives each fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund’s credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all

Notes to Financial Statements – continued

transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been segregated to cover obligations of each fund under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – Each fund, with the exception of the Mississippi Fund, entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, each fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by each fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by each fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

Each fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, each fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to each fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. Each fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by each fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Inverse Floaters – During the year ended March 31, 2013, the North Carolina Fund, Pennsylvania Fund, and Virginia Fund invested in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificates holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holders of the inverse floater transfer the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by each fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of each fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of each fund in the Statements of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates from trust assets”. The carrying value of the Virginia Fund’s payable to the holders of the floating rate certificates from trust assets as reported in its Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered Level 2 under the fair value hierarchy disclosure. At March 31, 2013, the Virginia Fund’s payable to the holders of the floating rate certificates from trust assets was $5,002,691 and the interest rate on the floating rate certificates issued by the trust was 0.17%. At March 31, 2013, the North Carolina Fund and Pennsylvania Fund did not have any outstanding floating rate certificates.

For the year ended March 31, 2013, the average payable to the holders of the floating rate certificates from trust assets; the weighted average interest rate related to this payable; and the interest expense and fees related to interest payments made to the holders of certain floating rate certificates which are made from trust assets were as follows:

	Average payable to the holders of the floating rate certificates from trust assets for the year ended 3/31/13	Weighted average interest rate for the year ended 3/31/13 on floating rate certificates issued by the trust	Interest expense and fees in connection with self-deposited inverse floaters for the year ended 3/31/13
Fund
North Carolina Fund	$2,566,111	0.10%	$21,112
Pennsylvania Fund	224,219	0.06%	2,108
Virginia Fund	5,003,298	0.17%	37,363

Primary and externally deposited inverse floaters held by certain funds are not accounted for as secured borrowings.

Notes to Financial Statements – continued

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. This amount, for the year ended March 31, 2013, is shown as a reduction of total expenses in the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, defaulted bonds, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and secured borrowings.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/13	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$34,046	$—	$1,068,031	$—	$13,912	$—	$—	$—
Tax-exempt income	4,322,240	7,854,148	14,357,119	5,483,765	7,100,265	4,319,638	12,316,868	4,987,231
Long-term capital gain	74,037	—	1,515,140	—	—	—	—	—
Total distributions	$4,430,323	$7,854,148	$16,940,290	$5,483,765	$7,114,177	$4,319,638	$12,316,868	$4,987,231

Year ended 3/31/12	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Tax-exempt income	$4,414,895	$8,085,698	$14,764,189	$5,515,201	$6,940,669	$4,534,415	$12,849,907	$5,028,417

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/13	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Cost of investments	$107,234,728	$208,984,895	$443,245,274	$150,688,718
Gross appreciation	8,260,215	20,113,238	36,200,454	11,101,580
Gross depreciation	(133,672)	(968,720)	(1,288,973)	(435,095)
Net unrealized appreciation (depreciation)	$8,126,543	$19,144,518	$34,911,481	$10,666,485
Undistributed ordinary income	206,918	—	39,695	—
Undistributed tax-exempt income	430,960	672,295	1,313,015	489,738
Undistributed long-term capital gain	133,285	—	1,752,714	—
Capital loss carryforwards	—	(1,955,098)	—	(1,297,922)
Post-October capital loss deferral	—	(1,831)	—	(1,249)
Other temporary differences	(377,382)	(678,521)	(1,162,881)	(470,535)

As of 3/31/13	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Cost of investments	$213,324,033	$128,516,424	$348,171,365	$144,455,359
Gross appreciation	15,124,163	9,812,856	24,325,839	9,179,472
Gross depreciation	(404,127)	(773,940)	(2,654,935)	(674,502)
Net unrealized appreciation (depreciation)	$14,720,036	$9,038,916	$21,670,904	$8,504,970
Undistributed tax-exempt income	556,567	820,784	1,031,545	443,364
Capital loss carryforwards	(1,937,955)	(57,345)	(203,621)	(314,556)
Post-October capital loss deferral	—	(5,754)	—	—
Other temporary differences	(587,877)	(501,653)	(1,055,314)	(447,742)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2013, certain funds had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:	New York Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
3/31/17	$—	$(310,955)	$—	$—	$—	$—
3/31/18	—	(139,728)	(620,248)	—	—	(314,556)
3/31/19	(1,676,455)	(847,239)	(825,001)	(57,345)	(203,621)	—
Total	$(1,676,455)	$(1,297,922)	$(1,445,249)	$(57,345)	$(203,621)	$(314,556)

Post-enactment losses which are characterized as follows:	New York Fund	South Carolina Fund
Long-Term	$(278,643)	$(492,706)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to

Notes to Financial Statements – continued

differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

Distributions declared to shareholders:

From net investment income

	Mississippi Fund		New York Fund		North Carolina Fund		Pennsylvania Fund
	Year ended 3/31/13	Year ended 3/31/12	Year ended 3/31/13	Year ended 3/31/12	Year ended 3/31/13	Year ended 3/31/12	Year ended 3/31/13	Year ended 3/31/12
Class A	$4,246,586	$4,339,245	$6,660,265	$6,902,586	$12,124,204	$12,522,830	$5,179,316	$5,147,054
Class B	75,654	75,650	186,269	221,647	195,983	228,042	304,449	368,147
Class C	—	—	1,007,614	961,465	2,036,932	2,013,317	—	—
Total	$4,322,240	$4,414,895	$7,854,148	$8,085,698	$14,357,119	$14,764,189	$5,483,765	$5,515,201

	South Carolina Fund		Tennessee Fund		Virginia Fund		West Virginia Fund
	Year ended 3/31/13	Year ended 3/31/12	Year ended 3/31/13	Year ended 3/31/12	Year ended 3/31/13	Year ended 3/31/12	Year ended 3/31/13	Year ended 3/31/12
Class A	$6,925,932	$6,747,737	$4,249,314	$4,444,672	$11,299,255	$11,731,510	$4,933,555	$4,954,844
Class B	188,245	192,932	70,324	89,743	97,627	122,047	53,676	73,573
Class C	—	—	—	—	919,986	996,350	—	—
Total	$7,114,177	$6,940,669	$4,319,638	$4,534,415	$12,316,868	$12,849,907	$4,987,231	$5,028,417

From net realized gain on investments

	Mississippi Fund		North Carolina Fund
	Year ended 3/31/13	Year ended 3/31/12	Year ended 3/31/13	Year ended 3/31/12
Class A	$105,620	$—	$2,075,167	$—
Class B	2,463	—	43,426	—
Class C	—	—	464,578	—
Total	$108,083	$—	$2,583,171	$—

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	New York Fund	North Carolina Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	0.90%	0.93%	0.91%	0.94%	0.89%	0.90%
Class B	1.65%	1.68%	1.66%	1.69%	1.64%	1.65%
Class C	1.65%	1.68%	N/A	N/A	1.64%	N/A
These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2013. For the year ended March 31, 2013, the actual operating expenses for each fund did not exceed the limits described above and therefore, the investment adviser did not pay any portion of these funds’ expenses under these arrangements.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31, 2013, as its portion of the initial sales charge on sales of Class A shares of each fund:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$58,426	$64,898	$150,876	$108,361	$218,850	$78,762	$80,847	$72,684

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Notes to Financial Statements – continued

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	—	0.25%	0.25%	0.10%	$291,281
New York Fund	—	0.25%	0.25%	0.25%	468,307
North Carolina Fund	—	0.25%	0.25%	0.25%	945,343
Pennsylvania Fund	—	0.25%	0.25%	0.10%	360,272
South Carolina Fund	—	0.25%	0.25%	0.25%	528,388
Tennessee Fund	—	0.25%	0.25%	0.25%	316,628
Virginia Fund	—	0.25%	0.25%	0.25%	827,014
West Virginia Fund	—	0.25%	0.25%	0.25%	375,202

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	0.75%	0.25%	1.00%	0.82%	$26,123
New York Fund	0.75%	0.25%	1.00%	1.00%	66,633
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	79,619
Pennsylvania Fund	0.75%	0.25%	1.00%	0.88%	108,381
South Carolina Fund	0.75%	0.25%	1.00%	1.00%	74,610
Tennessee Fund	0.75%	0.25%	1.00%	1.00%	27,057
Virginia Fund	0.75%	0.25%	1.00%	1.00%	36,571
West Virginia Fund	0.75%	0.25%	1.00%	1.00%	21,134

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
New York Fund	0.75%	0.25%	1.00%	1.00%	$359,933
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	832,509
Virginia Fund	0.75%	0.25%	1.00%	1.00%	346,250

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Total Distribution and Service Fees	$317,404	$894,873	$1,857,471	$468,653	$602,998	$343,685	$1,209,835	$396,336

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2013 based on each class’s average daily net assets.

Mississippi Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2013. This reduction amounted to $174,770 which is shown as a reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.00% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2013. This reduction amounted to $4,622, which is shown as a reduction of total expenses in the Statements of Operations.

Pennsylvania Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2013. This reduction amounted to $216,166 which is shown as a reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will continue until modified by the fund’s Board of Trustees, but will continue at least until July 31, 2013. This reduction amounted to $13,472 which is shown as a reduction of total expenses in the Statements of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased

Notes to Financial Statements – continued

prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2013, were as follows:

CDSC imposed	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$5,939	$14,229	$2,809	$44	$17,043	$—	$500	$—
Class B	1,727	5,033	10,188	8,248	9,528	1,170	2,272	1,289
Class C	N/A	2,828	7,708	N/A	N/A	N/A	3,942	N/A

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2013, each fund paid the following, which equated to the following annual percentage of each fund’s average daily net assets:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Expenses paid	$16,939	$40,980	$71,352	$36,351	$32,057	$19,108	$58,523	$22,770
Percent of average daily net assets	0.0142%	0.0178%	0.0152%	0.0234%	0.0146%	0.0147%	0.0158%	0.0149%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$59,817	$116,284	$289,043	$81,362	$128,676	$71,914	$228,799	$87,764

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2013 was equivalent to an annual effective rate of each fund’s average daily net assets as follows:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Percentage of average daily net assets	0.0225%	0.0181%	0.0157%	0.0204%	0.0183%	0.0217%	0.0163%	0.0205%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense for each fund. These amounts are included in “Independent Trustees’ compensation” on the Statements of Operations and were as follows:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$113	$31	$512	$113	$493	$34	$508	$490

The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to the following at March 31, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statements of Assets and Liabilities:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$4,113	$5,206	$7,801	$4,076	$7,802	$5,182	$7,816	$7,797

Other – These funds and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the

Notes to Financial Statements – continued

Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended March 31, 2013, the aggregate fees paid by each fund to Tarantino LLC and Griffin Compliance LLC amounted to the following and are in “Miscellaneous” expense in the Statements of Operations:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$934	$1,795	$3,628	$1,192	$1,680	$995	$2,869	$1,183

MFS has agreed to reimburse the funds for a portion of the payments made by each fund in the following amounts, which are shown as a reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$382	$738	$1,497	$494	$694	$412	$1,181	$487

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statements of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Purchases	$13,700,681	$40,125,628	$113,188,556	$34,637,088	$56,209,901	$40,105,569	$56,898,108	$28,121,500
Sales	$16,870,485	$40,000,604	$82,031,253	$21,776,320	$31,199,135	$25,276,801	$40,499,607	$20,422,398

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Mississippi Fund				New York Fund
	Year ended 3/31/13		Year ended 3/31/12		Year ended 3/31/13		Year ended 3/31/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,208,127	$12,467,119	1,530,886	$15,106,849	1,516,731	$17,484,941	1,329,909	$14,531,111
Class B	91,242	940,244	15,183	150,159	192,782	2,221,189	81,993	898,564
Class C	—	—	—	—	528,552	6,070,863	463,436	5,072,436
	1,299,369	$13,407,363	1,546,069	$15,257,008	2,238,065	$25,776,993	1,875,338	$20,502,111

Shares issued to shareholders in reinvestment of distributions
Class A	316,305	$3,270,514	290,841	$2,870,488	449,215	$5,182,772	455,182	$4,968,745
Class B	6,056	62,694	5,673	55,937	11,372	130,868	13,891	150,822
Class C	—	—	—	—	65,010	749,287	55,834	609,238
	322,361	$3,333,208	296,514	$2,926,425	525,597	$6,062,927	524,907	$5,728,805

Shares reacquired
Class A	(1,739,790)	$(17,982,782)	(1,618,118)	$(15,898,828)	(1,913,726)	$(22,026,235)	(2,011,543)	$(21,802,897)
Class B	(49,420)	(511,861)	(97,647)	(956,589)	(154,747)	(1,775,282)	(326,184)	(3,527,211)
Class C	—	—	—	—	(355,342)	(4,103,737)	(365,075)	(3,952,805)
	(1,789,210)	$(18,494,643)	(1,715,765)	$(16,855,417)	(2,423,815)	$(27,905,254)	(2,702,802)	$(29,282,913)

Net change
Class A	(215,358)	$(2,245,149)	203,609	$2,078,509	52,220	$641,478	(226,452)	$(2,303,041)
Class B	47,878	491,077	(76,791)	(750,493)	49,407	576,775	(230,300)	(2,477,825)
Class C	—	—	—	—	238,220	2,716,413	154,195	1,728,869
	(167,480)	$(1,754,072)	126,818	$1,328,016	339,847	$3,934,666	(302,557)	$(3,051,997)

Notes to Financial Statements – continued

	North Carolina Fund				Pennsylvania Fund
	Year ended 3/31/13		Year ended 3/31/12		Year ended 3/31/13		Year ended 3/31/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	5,408,039	$67,474,845	3,709,642	$43,955,439	2,765,146	$29,455,693	2,133,900	$21,428,400
Class B	92,547	1,148,649	140,795	1,662,724	161,293	1,720,253	125,191	1,264,472
Class C	1,575,868	19,644,273	1,249,576	14,822,023	—	—	—	—
	7,076,454	$88,267,767	5,100,013	$60,440,186	2,926,439	$31,175,946	2,259,091	$22,692,872

Shares issued to shareholders in reinvestment of distributions
Class A	847,500	$10,601,429	646,559	$7,643,337	374,271	$3,988,085	349,151	$3,510,332
Class B	17,003	212,479	13,866	163,575	24,923	266,102	28,459	286,380
Class C	144,538	1,807,335	104,907	1,240,106	—	—	—	—
	1,009,041	$12,621,243	765,332	$9,047,018	399,194	$4,254,187	377,610	$3,796,712

Shares reacquired
Class A	(4,612,798)	$(57,585,563)	(3,668,036)	$(43,336,913)	(1,629,269)	$(17,335,307)	(2,070,561)	$(20,644,781)
Class B	(134,445)	(1,671,548)	(256,780)	(2,993,305)	(186,390)	(1,989,633)	(474,861)	(4,719,920)
Class C	(917,879)	(11,431,977)	(892,898)	(10,427,355)	—	—	—	—
	(5,665,122)	$(70,689,088)	(4,817,714)	$(56,757,573)	(1,815,659)	$(19,324,940)	(2,545,422)	$(25,364,701)

Net change
Class A	1,642,741	$20,490,711	688,165	$8,261,863	1,510,148	$16,108,471	412,490	$4,293,951
Class B	(24,895)	(310,420)	(102,119)	(1,167,006)	(174)	(3,278)	(321,211)	(3,169,068)
Class C	802,527	10,019,631	461,585	5,634,774	—	—	—	—
	2,420,373	$ 30,199,922	1,047,631	$12,729,631	1,509,974	$16,105,193	91,279	$1,124,883

	South Carolina Fund				Tennessee Fund
	Year ended 3/31/13		Year ended 3/31/12		Year ended 3/31/13		Year ended 3/31/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	3,498,436	$44,368,310	2,749,437	$33,339,613	2,425,577	$26,772,623	1,081,396	$11,380,543
Class B	139,120	1,754,617	139,916	1,705,571	58,718	645,747	53,872	565,382
	3,637,556	$46,122,927	2,889,353	$35,045,184	2,484,295	$27,418,370	1,135,268	$11,945,925

Shares issued to shareholders in reinvestment of distributions
Class A	435,594	$5,523,200	385,099	$4,646,912	289,980	$3,196,408	259,084	$2,714,861
Class B	13,202	167,331	12,145	146,237	4,707	51,846	5,727	59,869
	448,796	$5,690,531	397,244	$4,793,149	294,687	$3,248,254	264,811	$2,774,730

Shares reacquired
Class A	(2,205,326)	$(27,994,936)	(1,890,185)	$(22,660,239)	(1,378,254)	$(15,218,250)	(1,221,691)	$(12,695,932)
Class B	(105,105)	(1,334,958)	(214,513)	(2,551,708)	(50,176)	(552,680)	(136,465)	(1,419,124)
	(2,310,431)	$(29,329,894)	(2,104,698)	$(25,211,947)	(1,428,430)	$(15,770,930)	(1,358,156)	$(14,115,056)

Net change
Class A	1,728,704	$21,896,574	1,244,351	$15,326,286	1,337,303	$14,750,781	118,789	$1,399,472
Class B	47,217	586,990	(62,452)	(699,900)	13,249	144,913	(76,866)	(793,873)
	1,775,921	$22,483,564	1,181,899	$14,626,386	1,350,552	$14,895,694	41,923	$605,599

Notes to Financial Statements – continued

	Virginia Fund				West Virginia Fund
	Year ended 3/31/13		Year ended 3/31/12		Year ended 3/31/13		Year ended 3/31/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	3,267,014	$38,443,282	3,015,011	$34,047,802	1,293,968	$15,137,213	995,753	$11,198,271
Class B	20,125	237,791	38,351	431,864	9,245	108,391	47,307	531,103
Class C	637,917	7,521,087	385,512	4,345,338	—	—	—	—
	3,925,056	$46,202,160	3,438,874	$38,825,004	1,303,213	$15,245,604	1,043,060	$11,729,374

Shares issued to shareholders in reinvestment of distributions
Class A	714,616	$8,415,159	632,749	$7,109,951	347,667	$4,069,651	305,792	$3,422,524
Class B	6,307	74,172	7,635	85,564	3,240	37,906	3,922	43,743
Class C	56,099	660,306	54,485	611,698	—	—	—	—
	777,022	$9,149,637	694,869	$7,807,213	350,907	$4,107,557	309,714	$3,466,267

Shares reacquired
Class A	(2,811,966)	$(33,066,376)	(3,484,058)	$(38,999,618)	(960,701)	$(11,232,675)	(891,403)	$(9,881,502)
Class B	(61,646)	(723,557)	(107,502)	(1,197,849)	(42,724)	(499,174)	(133,584)	(1,485,552)
Class C	(446,987)	(5,258,423)	(496,366)	(5,600,701)	—	—	—	—
	(3,320,599)	$(39,048,356)	(4,087,926)	$(45,798,168)	(1,003,425)	$(11,731,849)	(1,024,987)	$(11,367,054)

Net change
Class A	1,169,664	$13,792,065	163,702	$2,158,135	680,934	$7,974,189	410,142	$4,739,293
Class B	(35,214)	(411,594)	(61,516)	(680,421)	(30,239)	(352,877)	(82,355)	(910,706)
Class C	247,029	2,922,970	(56,369)	(643,665)	—	—	—	—
	1,381,479	$16,303,441	45,817	$834,049	650,695	$7,621,312	327,787	$3,828,587

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2013, each fund’s commitment fee and interest expense were as follows, and are included in “Miscellaneous” expense in the Statements of Operations:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Commitment Fee	$731	$1,401	$2,850	$937	$1,329	$776	$2,242	$930
Interest Expense	—	—	—	—	—	—	—	—

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds - Affiliated Issuers

An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2013, are as follows:

	Underlying Affiliated Fund - MFS Institutional Money Market Portfolio
	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Mississippi Fund	409,619	19,789,595	(19,837,364)	361,850
New York Fund	2,701,616	52,542,174	(50,408,431)	4,835,359
North Carolina Fund	7,019,962	127,838,338	(132,240,056)	2,618,244
Pennsylvania Fund	4,148,879	42,258,842	(41,537,549)	4,870,172
South Carolina Fund	9,094,418	64,670,420	(65,817,167)	7,947,671
Tennessee Fund	2,440,114	42,243,055	(39,315,724)	5,367,445
Virginia Fund	5,186,428	66,735,709	(68,723,181)	3,198,956
West Virginia Fund	3,411,024	34,358,939	(33,937,974)	3,831,989

	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Mississippi Fund	$—	$—	$1,997	$361,850
New York Fund	—	—	7,453	4,835,359
North Carolina Fund	—	—	14,816	2,618,244
Pennsylvania Fund	—	—	6,633	4,870,172
South Carolina Fund	—	—	6,299	7,947,671
Tennessee Fund	—	—	5,209	5,367,445
Virginia Fund	—	—	8,173	3,198,956
West Virginia Fund	—	—	5,255	3,831,989

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (each a series of MFS Municipal Series Trust) (the “Funds”) as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 15, 2013

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (Age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (Age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler (Age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (Age 58)	Trustee	January 2009	Private investor	N/A

William R. Gutow (Age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (Age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (Age 58)	Trustee	January 2009	Private investor	N/A

J. Dale Sherratt (Age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A

Laurie J. Thomsen (Age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (Age 71)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
John M. Corcoran (k) (Age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A

Christopher R. Bohane (k) (Age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (Age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (Age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (Age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (Age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Robyn L. Griffin (Age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A

Brian E. Langenfeld (k) (Age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (Age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Susan A. Pereira (k) (Age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (Age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (Age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Frank L. Tarantino (Age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (Age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (Age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager

Michael Dawson

Custodian JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of each fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site  (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. Each fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of each fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds below designate the following amounts as capital gain dividends paid during the fiscal year:

Mississippi Fund	$165,000
North Carolina Fund	1,946,000

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Mississippi Fund	100.00%
New York Fund	100.00%
North Carolina Fund	100.00%
Pennsylvania Fund	100.00%
South Carolina Fund	99.80%
Tennessee Fund	100.00%
Virginia Fund	100.00%
West Virginia Fund	100.00%

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended March 31, 2013 and 2012, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2013	2012
Fees billed by Deloitte:
MFS Alabama Municipal Bond Fund	42,849	40,064
MFS Arkansas Municipal Bond Fund	42,849	40,064
MFS California Municipal Bond Fund	42,849	40,064
MFS Florida Municipal Bond Fund+	N/A	0
MFS Georgia Municipal Bond Fund	42,849	40,064
MFS Maryland Municipal Bond Fund	42,849	40,064
MFS Massachusetts Municipal Bond Fund	42,849	40,064
MFS Mississippi Municipal Bond Fund	42,849	40,064
MFS Municipal Income Fund	49,339	45,436
MFS New York Municipal Bond Fund	42,849	40,064
MFS North Carolina Municipal Bond Fund	42,849	40,064
MFS Pennsylvania Municipal Bond Fund	42,849	40,064
MFS South Carolina Municipal Bond Fund	42,849	40,064
MFS Tennessee Municipal Bond Fund	42,849	40,064
MFS Virginia Municipal Bond Fund	42,849	40,064
MFS West Virginia Municipal Bond Fund	42,849	40,064
Total	649,225	606,332

For the fiscal years ended March 31, 2013 and 2012, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS Alabama Municipal Bond Fund	0	0	5,615	5,505	1,007	1,328
To MFS Arkansas Municipal Bond Fund	0	0	5,615	5,505	1,021	1,328
To MFS California Municipal Bond Fund	0	0	5,615	5,505	1,030	1,328
To MFS Florida Municipal Bond Fund+	N/A	2,500	N/A	8,124	N/A	1,328
To MFS Georgia Municipal Bond Fund	0	0	5,615	5,505	1,007	1,328
To MFS Maryland Municipal Bond Fund	0	0	5,615	5,505	1,010	1,328
To MFS Massachusetts Municipal Bond Fund	0	0	5,615	5,505	1,028	1,328
To MFS Mississippi Municipal Bond Fund	0	0	5,615	5,505	1,011	1,328
To MFS Municipal Income Fund	0	2,500	5,674	5,563	1,189	1,328
To MFS New York Municipal Bond Fund	0	0	5,615	5,505	1,021	1,328
To MFS North Carolina Municipal Bond Fund	0	0	5,615	5,505	1,042	1,328
To MFS Pennsylvania Municipal Bond Fund	0	0	5,615	5,505	1,014	1,328
To MFS South Carolina Municipal Bond Fund	0	0	5,615	5,505	1,019	1,328
To MFS Tennessee Municipal Bond Fund	0	0	5,615	5,505	1,011	1,328
To MFS Virginia Municipal Bond Fund	0	0	5,615	5,505	1,033	1,328
To MFS West Virginia Municipal Bond Fund	0	0	5,615	5,505	1,014	1,328
Total fees billed by Deloitte To above Funds:	0	5,000	84,284	90,757	15,547	21,248

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Alabama Municipal Bond Fund*	1,276,472	1,285,664	0	0	0	0
To MFS and MFS Related Entities of MFS Arkansas Municipal Bond Fund*	1,276,472	1,285,664	0	0	0	0
To MFS and MFS Related Entities of MFS California Municipal Bond Fund*	1,276,472	1,285,664	0	0	0	0
To MFS and MFS Related Entities of MFS Florida Municipal Bond Fund*+	N/A	1,285,664	N/A	0	N/A	0
To MFS and MFS Related Entities of MFS Georgia Municipal Bond Fund*	1,276,472	1,285,664	0	0	0	0
To MFS and MFS Related Entities of MFS Maryland Municipal Bond Fund*	1,276,472	1,285,664	0	0	0	0
To MFS and MFS Related Entities of MFS Massachusetts Municipal Bond Fund*	1,276,472	1,285,664	0	0	0	0
To MFS and MFS Related Entities of MFS Mississippi Municipal Bond Fund*	1,276,472	1,285,664	0	0	0	0
To MFS and MFS Related Entities of MFS Municipal Income Fund*	1,276,472	1,285,664	0	0	0	0
To MFS and MFS Related Entities of MFS New York Municipal Bond Fund*	1,276,472	1,285,664	0	0	0	0
To MFS and MFS Related Entities of MFS North Carolina Municipal Bond Fund*	1,276,472	1,285,664	0	0	0	0
To MFS and MFS Related Entities of MFS Pennsylvania Municipal Bond Fund*	1,276,472	1,285,664	0	0	0	0
To MFS and MFS Related Entities of MFS South Carolina Municipal Bond Fund*	1,276,472	1,285,664	0	0	0	0
To MFS and MFS Related Entities of MFS Tennessee Municipal Bond Fund*	1,276,472	1,285,664	0	0	0	0
To MFS and MFS Related Entities of MFS Virginia Municipal Bond Fund*	1,276,472	1,285,664	0	0	0	0
To MFS and MFS Related Entities of MFS West Virginia Municipal Bond Fund*	1,276,472	1,285,664	0	0	0	0

	2013	2012[4]
Aggregate fees for non-audit services:
To MFS Alabama Municipal Bond Fund, MFS and MFS Related Entities#	1,409,614	1,719,962
To MFS Arkansas Municipal Bond Fund, MFS and MFS Related Entities#	1,409,628	1,719,962
To MFS California Municipal Bond Fund, MFS and MFS Related Entities#	1,409,637	1,719,962
To MFS Florida Municipal Bond Fund, MFS and MFS Related Entities# +	N/A	1,725,081
To MFS Georgia Municipal Bond Fund, MFS and MFS Related Entities#	1,409,614	1,719,962
To MFS Maryland Municipal Bond Fund, MFS and MFS Related Entities#	1,409,617	1,719,962
To MFS Massachusetts Municipal Bond Fund, MFS and MFS Related Entities#	1,409,635	1,719,962
To MFS Mississippi Municipal Bond Fund, MFS and MFS Related Entities#	1,409,618	1,719,962
To MFS Municipal Income Fund, MFS and MFS Related Entities#	1,409,855	1,722,520
To MFS New York Municipal Bond Fund, MFS and MFS Related Entities#	1,409,628	1,719,962
To MFS North Carolina Municipal Bond Fund, MFS And MFS Related Entities#	1,409,649	1,719,962
To MFS Pennsylvania Municipal Bond Fund, MFS and MFS Related Entities#	1,409,621	1,719,962
To MFS South Carolina Municipal Bond Fund, MFS and MFS Related Entities#	1,409,626	1,719,962
To MFS Tennessee Municipal Bond Fund, MFS and MFS Related Entities#	1,409,618	1,719,962
To MFS Virginia Municipal Bond Fund, MFS and MFS Related Entities#	1,409,640	1,719,962
To MFS West Virginia Municipal Bond Fund, MFS and MFS Related Entities#	1,409,621	1,719,962

+	MFS Florida Municipal Bond Fund was reorganized into the MFS Municipal Income Fund, as of November 4, 2011.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2	The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.
3	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.
4	Fees reported in 2012 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended March 31, 2012.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this

Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS MUNICIPAL SERIES TRUST

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: May 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: May 15, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: May 15, 2013

*	Print name and title of each signing officer under his or her signature.